[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST ASSET ALLOCATION FUND

VARIABLE TRUST CORPORATE BOND FUND

VARIABLE TRUST EQUITY INCOME FUND

VARIABLE TRUST EQUITY VALUE FUND

VARIABLE TRUST GROWTH FUND

VARIABLE TRUST INTERNATIONAL EQUITY FUND

VARIABLE TRUST LARGE COMPANY GROWTH FUND

VARIABLE TRUST MONEY MARKET FUND

VARIABLE TRUST SMALL CAP GROWTH FUND

JUNE 30, 2002

[STAGECOACH PICTURE]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                   1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST ASSET ALLOCATION FUND                     4
   VARIABLE TRUST CORPORATE BOND FUND                       6
   VARIABLE TRUST EQUITY INCOME FUND                        8
   VARIABLE TRUST EQUITY VALUE FUND                        10
   VARIABLE TRUST GROWTH FUND                              12
   VARIABLE TRUST INTERNATIONAL EQUITY FUND                14
   VARIABLE TRUST LARGE COMPANY GROWTH FUND                16
   VARIABLE TRUST MONEY MARKET FUND                        18
   VARIABLE TRUST SMALL CAP GROWTH FUND                    20

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST ASSET ALLOCATION FUND                    22
   VARIABLE TRUST CORPORATE BOND FUND                      37
   VARIABLE TRUST EQUITY INCOME FUND                       45
   VARIABLE TRUST EQUITY VALUE FUND                        48
   VARIABLE TRUST GROWTH FUND                              51
   VARIABLE TRUST INTERNATIONAL EQUITY FUND                54
   VARIABLE TRUST LARGE COMPANY GROWTH FUND                58
   VARIABLE TRUST MONEY MARKET FUND                        60
   VARIABLE TRUST SMALL CAP GROWTH FUND                    62

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES                    68
   STATEMENTS OF OPERATIONS                                70
   STATEMENTS OF CHANGES IN NET ASSETS                     72
   FINANCIAL HIGHLIGHTS                                    76

NOTES TO FINANCIAL HIGHLIGHTS                              78

NOTES TO FINANCIAL STATEMENTS                              79

LIST OF ABBREVIATIONS                                      86


                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

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                                                            VARIABLE TRUST
DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

                                        2
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                                        3
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VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Galen G. Blomster, CFA
   David S. Lunt, CFA

INCEPTION DATE
   04/15/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.91)%(1) for the six-month period ended June 30, 2002. In comparison, the S&P 500 Index(2), an all-stock benchmark, returned (13.15)%, while the Lehman Brothers 20+ Treasury Index(3), a bond benchmark, returned 3.60% for the period. The Fund distributed $0.12 per share in dividend income and $0.11 in capital gains during the period.

     Stocks declined sharply during the six-month period, as investors became concerned about the growing number of companies that reported accounting irregularities, calling into question the integrity of corporate management and its auditors. These price declines also reflected a U.S. economic recovery that was slower than expected, particularly in the technology sector. In general, bonds benefited from the outflow of funds from stocks, as well as the slower-than-expected economic recovery, which caused interest rates to decline. Bonds issued by lower-rated corporations performed relatively poorly.

     During the six-month period, the Fund's bond holdings significantly outperformed its stock holdings. As stock prices declined, the Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, signaled a 15% shift toward stocks on June 24, 2002 to 75% stocks and 25% bonds. The decline in bond yields over the period, coupled with the sharp correction in stock prices during the second quarter, increased the probability that stocks could outperform bonds in the months ahead.

STRATEGIC OUTLOOK

     We believe that the U.S. economy may improve during the second half of 2002, which could suggest a moderate increase in interest rates as well as a return to corporate profitability. This environment could favor stocks since stocks tend to benefit from rising earnings while bond prices decline in a rising interest rate environment. As a result, it is our belief that bonds were moderately overvalued compared to stocks at the end of the period. The Fund will remain overweighted in stocks until the stock and bond markets return to a more normal relative valuation.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

    Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                               6-MONTH*   1-YEAR    5-YEAR   LIFE OF FUND
   WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND              (6.91)    (8.63)    5.88        9.49
   BENCHMARKS
     S&P 500 INDEX(2)                                           (13.15)   (17.98)    3.67       12.13
     LEHMAN BROTHERS 20+ TREASURY INDEX(3)                        3.60      8.51     8.81        9.16

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   BETA**                                   0.61
   AVERAGE COUPON OF BOND PORTFOLIO         7.47%
   AVERAGE MATURITY OF BOND PORTFOLIO       8.53 YEARS
   AVERAGE DURATION OF BOND PORTFOLIO       5.49 YEARS
   NUMBER OF HOLDINGS                        530
   PORTFOLIO TURNOVER                       8.76%
   NAV                                   $ 11.24

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

   TEN LARGEST HOLDINGS(4)(AS OF JUNE 30, 2002)

   UST BOND, 6.125%,11/15/27                 3.74%
   UST BOND, 6.00%, 2/15/26                  3.18%
   UST BOND, 7.50%, 11/15/24                 2.78%
   UST BOND, 7.125%, 2/15/23                 2.52%
   UST BOND, 6.25%, 8/15/23                  2.26%
   UST BOND, 5.375%, 2/15/31                 2.13%
   UST BOND, 6.375%, 8/15/27                 2.12%
   UST BOND, 7.25%, 8/15/22                  1.98%
   MICROSOFT CORP                            1.77%

   STRATEGIC ALLOCATION(5) (AS OF JUNE 30, 2002)

   STOCKS                                  60%
   BONDS                                   40%

   ACTUAL ALLOCATION(5) (AS OF JUNE 30, 2002)

   STOCKS                                  55%
   U.S. TREASURY BONDS                     37%
   U.S. TREASURY BILLS                      2%
   REPURCHASE AGREEMENTS                    6%

   [CHART]

   SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2002)

Financial                              19%
Consumer Discretionary                 14%
Health Care                            14%
Information Technology                 14%
Industrials                            11%
Consumer Staples                       10%
Energy                                  8%
Telecommunications Services             4%
Materials                               3%
Utilities                               3%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(6)

                     WELLS FARGO VARIABLE
                          TRUST ASSET          S&P 500           LEHMAN BROTHERS
                        ALLOCATION FUND         INDEX           20+ TREASURY INDEX
          4/94               $  10,000        $  10,000              $  10,000
          5/94               $   9,940        $  10,164              $   9,917
          6/94               $   9,796        $   9,915              $   9,815
          7/94               $  10,107        $  10,241              $  10,178
          8/94               $  10,248        $  10,660              $  10,078
          9/94               $   9,964        $  10,400              $   9,733
         10/94               $  10,055        $  10,633              $   9,702
         11/94               $   9,954        $  10,246              $   9,771
         12/94               $  10,113        $  10,398              $   9,932
          1/95               $  10,384        $  10,668              $  10,202
          2/95               $  10,707        $  11,083              $  10,488
          3/95               $  10,894        $  11,409              $  10,588
          4/95               $  11,137        $  11,745              $  10,778
          5/95               $  11,686        $  12,214              $  11,667
          6/95               $  11,870        $  12,497              $  11,808
          7/95               $  12,031        $  12,911              $  11,598
          8/95               $  12,127        $  12,944              $  11,876
          9/95               $  12,438        $  13,490              $  12,111
         10/95               $  12,514        $  13,442              $  12,475
         11/95               $  12,860        $  14,031              $  12,799
         12/95               $  13,041        $  14,301              $  13,168
          1/96               $  13,284        $  14,788              $  13,152
          2/96               $  13,180        $  14,925              $  12,455
          3/96               $  13,256        $  15,068              $  12,185
          4/96               $  13,233        $  15,290              $  11,970
          5/96               $  13,350        $  15,683              $  11,906
          6/96               $  13,531        $  15,742              $  12,172
          7/96               $  13,223        $  15,047              $  12,171
          8/96               $  13,199        $  15,364              $  11,997
          9/96               $  13,705        $  16,227              $  12,347
         10/96               $  14,185        $  16,675              $  12,864
         11/96               $  14,917        $  17,934              $  13,324
         12/96               $  14,535        $  17,579              $  12,976
          1/97               $  14,815        $  18,678              $  12,859
          2/97               $  14,853        $  18,824              $  12,862
          3/97               $  14,323        $  18,050              $  12,508
          4/97               $  14,904        $  19,126              $  12,827
          5/97               $  15,406        $  20,294              $  12,975
          6/97               $  15,820        $  21,197              $  13,246
          7/97               $  16,903        $  22,883              $  14,096
          8/97               $  16,211        $  21,601              $  13,660
          9/97               $  16,822        $  22,783              $  14,065
         10/97               $  16,849        $  22,022              $  14,583
         11/97               $  17,232        $  23,041              $  14,812
         12/97               $  17,569        $  23,438              $  15,075
          1/98               $  17,833        $  23,696              $  15,391
          2/98               $  18,624        $  25,404              $  15,268
          3/98               $  19,295        $  26,705              $  15,299
          4/98               $  19,458        $  26,977              $  15,350
          5/98               $  19,354        $  26,513              $  15,675
          6/98               $  20,075        $  27,590              $  16,087
          7/98               $  19,881        $  27,297              $  15,996
          8/98               $  17,985        $  23,353              $  16,778
          9/98               $  18,996        $  24,850              $  17,396
         10/98               $  20,090        $  26,867              $  17,100
         11/98               $  21,065        $  28,496              $  17,258
         12/98               $  22,008        $  30,137              $  17,218
          1/99               $  22,760        $  31,406              $  17,382
          2/99               $  21,942        $  30,426              $  16,453
          3/99               $  22,567        $  31,643              $  16,380
          4/99               $  23,208        $  32,867              $  16,393
          5/99               $  22,715        $  32,092              $  16,133
          6/99               $  23,349        $  33,838              $  15,935
          7/99               $  22,838        $  32,781              $  15,845
          8/99               $  22,723        $  32,619              $  15,770
          9/99               $  22,394        $  31,725              $  15,884
         10/99               $  23,190        $  33,733              $  15,886
         11/99               $  23,389        $  34,418              $  15,765
         12/99               $  24,060        $  36,445              $  15,486
          1/00               $  23,560        $  34,615              $  15,756
          2/00               $  23,726        $  33,961              $  16,315
          3/00               $  25,436        $  37,283              $  16,926
          4/00               $  24,882        $  36,160              $  16,758
          5/00               $  24,463        $  35,419              $  16,673
          6/00               $  25,031        $  36,294              $  17,036
          7/00               $  24,930        $  35,728              $  17,373
          8/00               $  26,088        $  37,946              $  17,797
          9/00               $  25,067        $  35,943              $  17,492
         10/00               $  25,137        $  35,792              $  17,784
         11/00               $  24,069        $  32,971              $  18,387
         12/00               $  24,305        $  33,133              $  18,817
          1/01               $  24,921        $  34,309              $  18,816
          2/01               $  23,285        $  31,180              $  19,147
          3/01               $  22,156        $  29,203              $  18,994
          4/01               $  23,216        $  31,473              $  18,397
          5/01               $  23,375        $  31,683              $  18,428
          6/01               $  23,040        $  30,980              $  18,618
          7/01               $  23,146        $  30,676              $  19,354
          8/01               $  22,339        $  28,756              $  19,818
          9/01               $  21,227        $  27,238              $  19,479
         10/01               $  21,867        $  27,758              $  20,638
         11/01               $  22,618        $  29,887              $  19,544
         12/01               $  22,614        $  30,150              $  19,122
          1/02               $  22,449        $  29,710              $  19,390
          2/02               $  22,192        $  29,136              $  19,603
          3/02               $  22,472        $  30,232              $  18,698
          4/02               $  21,881        $  28,400              $  19,464
          5/02               $  21,789        $  28,190              $  19,466
          6/02               $  21,051        $  26,183              $  19,811

----------
(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.
(4) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund for the life of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

CORPORATE BOND FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Corporate Bond Fund (the Fund) seeks a high level of current income, consistent with reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGER
   Daniel J. Kokoszka, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned 2.24%(1) for the six-month period ended June 30, 2002, underperforming its benchmark, the Lehman Brothers U.S. Credit Index(2), which returned 2.63%. The Fund distributed $0.31 per share in dividend income and $0.02 in capital gains during the period.

     Bonds generally outperformed stocks during the first half of 2002, as interest rates declined along with a slower than expected economic recovery. The corporate bond market was adversely impacted by negative news regarding accounting irregularities.

     As a result, investor confidence weakened, causing lower quality bonds to perform worse than higher quality issues. Investment-grade corporate securities represented about 62% of the total portfolio on June 30, 2002, while high yield bonds, which performed relatively poorly given their low credit quality, represented 27% of the total portfolio. U.S. Treasury bonds, which have no credit risk, performed relatively well.

STRATEGIC OUTLOOK

     By the end of the period, corporate bonds offered attractive yields in comparison to government securities. Moving forward we intend to allocate about 85% of the Fund's assets to corporate bonds, with 55% invested in investment-grade securities and 30% invested in high-yield bonds. We intend to invest the remaining 15% of the portfolio in U.S. Treasury notes and bonds. To compensate for the additional credit risk inherent in this high allocation to corporate bonds, the investment-grade and high-yield bond portfolios are expected to be more diversified as to sectors and individual securities.

     As the economy gradually recovers, the outlook for the corporate bond market should improve. Meanwhile, the Federal Reserve Board is maintaining a cautious approach with regard to interest rates, keeping them very low for the time being. However, the need for companies to maintain high standards of financial reporting to reestablish investor confidence is equally important.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                          6-MONTH*  1-YEAR  LIFE OF FUND
   WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND                           2.24     6.47       7.03
   BENCHMARK
     LEHMAN BROTHERS U.S. CREDIT INDEX(2)                                   2.63     7.51       8.29

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   AVERAGE CREDIT QUALITY(3)                 A3
   WEIGHTED AVERAGE COUPON                 7.51%
   WEIGHTED AVERAGE MATURITY               8.54 YEARS
   DURATION                                5.48 YEARS
   PORTFOLIO TURNOVER                     22.59%
   NUMBER OF HOLDINGS                       205
   DISTRIBUTION RATE(4)                    6.28%
   SEC YIELD(5)                            6.24%
   NAV                                  $ 10.14

   [CHART]

   PORTFOLIO ALLOCATION(6) (AS OF JUNE 30, 2002)

   Corporate Bonds                         89%
   U.S. Treasury Bonds                      9%
   Repurchase Agreements                    2%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(7)

                    WELLS FARGO
                  VARIABLE TRUST       LEHMAN BROTHERS
                CORPORATE BOND FUND    U.S. CREDIT INDEX
      9/99            $    10,000         $    10,000
      9/99            $    10,005         $    10,109
     10/99            $    10,060         $    10,155
     11/99            $    10,030         $    10,166
     12/99            $     9,984         $    10,112
      1/00            $     9,958         $    10,076
      2/00            $    10,082         $    10,170
      3/00            $    10,252         $    10,257
      4/00            $    10,059         $    10,166
      5/00            $    10,011         $    10,129
      6/00            $    10,244         $    10,383
      7/00            $    10,342         $    10,509
      8/00            $    10,515         $    10,640
      9/00            $    10,539         $    10,696
     10/00            $    10,587         $    10,707
     11/00            $    10,729         $    10,846
     12/00            $    11,004         $    11,057
      1/01            $    11,202         $    11,360
      2/01            $    11,343         $    11,458
      3/01            $    11,369         $    11,529
      4/01            $    11,274         $    11,488
      5/01            $    11,346         $    11,594
      6/01            $    11,350         $    11,653
      7/01            $    11,647         $    11,957
      8/01            $    11,787         $    12,117
      9/01            $    11,687         $    12,181
     10/01            $    11,987         $    12,483
     11/01            $    11,932         $    12,375
     12/01            $    11,820         $    12,289
      1/02            $    11,881         $    12,394
      2/02            $    11,948         $    12,488
      3/02            $    11,819         $    12,257
      4/02            $    12,021         $    12,427
      5/02            $    12,132         $    12,591
      6/02            $    12,085         $    12,612

----------
(2) The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.
(3) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(4) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(6) Portfolio holdings are subject to change.
(7) The chart compares the performance of the Wells Fargo Variable Trust Corporate Bond Fund for the life of the Fund with the Lehman Brothers U.S. Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

EQUITY INCOME FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   David L. Roberts, CFA
   Gary J. Dunn, CFA

INCEPTION DATE
   05/06/96

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.09)%(1) for the six-month period ended June 30, 2002, outperforming the S&P 500 Index(2), which returned (13.15)%, but underperforming the Russell 1000 Value Index(3), which returned (4.78)%. The Fund distributed $0.09 per share in dividend income and no capital gains during the period.

     Areas that helped the Fund's performance over the reporting period included consumer, utilities and basic materials. Fortune Brands, a consumer holding company with subsidiaries that include home and office products, golf products and spirits and wine, was a strong performer among the Fund's consumer stocks. The Fund's electric utility holdings, including New Jersey-based Public Service Enterprise Group, significantly outperformed their peers. With respect to basic materials, shares of Rohm and Haas Company benefited from an anticipated improvement in economic conditions.

     Sectors that hurt the Fund's performance included information technology, telecommunications and health care. For example, IBM has been under pressure partly due to concerns over possible accounting issues. Another Fund holding, AT&T, and the rest of the telecommunications sector, continued to operate in an extremely difficult competitive environment. The health care sector, particularly pharmaceutical stocks, faced a potentially hostile political environment as the 2002 election season heated up.

STRATEGIC OUTLOOK

     We believe that the Fund's value characteristics may benefit Fund performance in the coming months. As of June 30, 2002, the Fund's dividend yield was about 50% above the overall stock market, while its valuation, as measured by such gauges of value as price-to-earnings ratio, was below the market as a whole.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
    Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                6-MONTH*  1-YEAR   5-YEAR   LIFE OF FUND
   WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND                  (6.09)   (8.09)    4.96       8.17
   BENCHMARKS
     S&P 500 INDEX(2)                                            (13.15)  (17.98)    3.67       8.57
     RUSSELL 1000 VALUE INDEX(3)                                  (4.78)   (8.95)    6.53      10.50

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   BETA**                                                 0.72
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)          22.30X
   PRICE TO BOOK RATIO                                    3.10X
   MEDIAN MARKET CAP ($B)                             $   38.0
   PORTFOLIO TURNOVER                                    11.78%
   NUMBER OF HOLDINGS                                       43
   NAV                                                $  14.49

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(4) (AS OF JUNE 30, 2002)

   FORTUNE BRANDS INCORPORATED               5.31%
   TXU CORPORATION                           4.15%
   JP MORGAN CHASE & COMPANY                 3.97%
   ST PAUL COMPANIES INCORPORATED            3.93%
   PROCTER & GAMBLE COMPANY                  3.53%
   SARA LEE CORPORATION                      3.43%
   EXXON MOBIL CORPORATION                   3.38%
   PEPSICO INCORPORATED                      3.27%
   3M COMPANY                                3.25%
   IBM CORPORATION                           3.23%

   [CHART]

   SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2002)

   Financial                             18%
   Consumer Discretionary                17%
   Consumer Staples                      13%
   Energy                                10%
   Industrials                           10%
   Health Care                            8%
   Utilities                              7%
   Information Technology                 6%
   Materials                              5%
   Telecommunications Services            3%
   Cash                                   3%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(6)

                      WELLS FARGO
                     VARIABLE TRUST           S&P 500           RUSSELL 1000
                   EQUITY INCOME FUND          INDEX            VALUE INDEX
      5/96                $    10,000       $    10,000         $    10,000
      5/96                $    10,000       $    10,257         $    10,125
      6/96                $    10,110       $    10,296         $    10,133
      7/96                $     9,710       $     9,841         $     9,750
      8/96                $     9,830       $    10,049         $    10,029
      9/96                $    10,250       $    10,613         $    10,427
     10/96                $    10,490       $    10,906         $    10,831
     11/96                $    11,170       $    11,730         $    11,616
     12/96                $    10,995       $    11,497         $    11,467
      1/97                $    11,540       $    12,216         $    12,023
      2/97                $    11,691       $    12,311         $    12,200
      3/97                $    11,348       $    11,805         $    11,761
      4/97                $    11,681       $    12,509         $    12,255
      5/97                $    12,215       $    13,273         $    12,940
      6/97                $    12,719       $    13,864         $    13,495
      7/97                $    13,535       $    14,966         $    14,511
      8/97                $    12,910       $    14,128         $    13,995
      9/97                $    13,525       $    14,901         $    14,840
     10/97                $    13,132       $    14,403         $    14,426
     11/97                $    13,716       $    15,070         $    15,063
     12/97                $    13,953       $    15,329         $    15,503
      1/98                $    13,994       $    15,498         $    15,285
      2/98                $    14,902       $    16,615         $    16,313
      3/98                $    15,647       $    17,466         $    17,312
      4/98                $    15,800       $    17,644         $    17,428
      5/98                $    15,585       $    17,340         $    17,170
      6/98                $    15,830       $    18,044         $    17,389
      7/98                $    15,381       $    17,853         $    17,082
      8/98                $    13,545       $    15,273         $    14,540
      9/98                $    14,290       $    16,252         $    15,375
     10/98                $    15,290       $    17,572         $    16,566
     11/98                $    15,993       $    18,637         $    17,338
     12/98                $    16,523       $    19,710         $    17,929
      1/99                $    16,472       $    20,540         $    18,073
      2/99                $    16,482       $    19,899         $    17,818
      3/99                $    17,091       $    20,695         $    18,187
      4/99                $    17,959       $    21,496         $    19,885
      5/99                $    17,917       $    20,989         $    19,667
      6/99                $    18,630       $    22,131         $    20,237
      7/99                $    18,145       $    21,440         $    19,644
      8/99                $    17,856       $    21,334         $    18,915
      9/99                $    17,195       $    20,749         $    18,255
     10/99                $    17,659       $    22,062         $    19,307
     11/99                $    17,814       $    22,510         $    19,156
     12/99                $    17,829       $    23,836         $    19,248
      1/00                $    16,911       $    22,640         $    18,620
      2/00                $    15,607       $    22,212         $    17,237
      3/00                $    17,163       $    24,384         $    19,340
      4/00                $    17,132       $    23,650         $    19,115
      5/00                $    17,435       $    23,165         $    19,316
      6/00                $    17,021       $    23,737         $    18,433
      7/00                $    16,706       $    23,367         $    18,664
      8/00                $    17,637       $    24,818         $    19,702
      9/00                $    17,459       $    23,508         $    19,883
     10/00                $    17,951       $    23,409         $    20,372
     11/00                $    17,341       $    21,564         $    19,616
     12/00                $    18,245       $    21,670         $    20,599
      1/01                $    18,202       $    22,439         $    20,677
      2/01                $    17,676       $    20,393         $    20,102
      3/01                $    16,696       $    19,100         $    19,393
      4/01                $    17,825       $    20,584         $    20,343
      5/01                $    18,158       $    20,722         $    20,801
      6/01                $    17,631       $    20,262         $    20,339
      7/01                $    17,459       $    20,063         $    20,296
      8/01                $    17,087       $    18,807         $    19,482
      9/01                $    16,000       $    17,814         $    19,662
     10/01                $    16,188       $    18,155         $    19,493
     11/01                $    17,065       $    19,547         $    20,625
     12/01                $    17,257       $    19,719         $    21,112
      1/02                $    17,002       $    19,431         $    20,949
      2/02                $    17,124       $    19,056         $    20,983
      3/02                $    17,712       $    19,773         $    21,975
      4/02                $    17,132       $    18,574         $    21,221
      5/02                $    17,121       $    18,437         $    21,328
      6/02                $    16,206       $    17,124         $    20,103

----------
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

EQUITY VALUE FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   David L. Roberts, CFA
   Gary J. Dunn, CFA

INCEPTION DATE
   05/01/98

PERFORMANCE HIGHLIGHTS

     The Fund returned (12.24)%(1) for the six-month period ended June 30, 2002, outperforming the S&P 500 Index(2), which returned (13.15)%, but underperforming the Russell 1000 Value Index(3), which returned (4.78)%. The Fund distributed $0.03 per share in dividend income and no capital gains during the period.

     The stock market suffered losses during the period, as investors became concerned about the integrity of corporate accounting. In addition, worldwide economic and political tension created a negative backdrop. There were a few bright spots in the economy such as the basic materials sector. For example, shares of Rohm and Haas, one of the Fund's holdings which makes and sells coatings, adhesives, chemicals, electronic materials and consumer salt brands (Morton Salt), appreciated after announcing that second quarter earnings would be better than previously expected. In addition, consumer-related stocks continued to perform well. Fortune Brands, a Fund holding with subsidiaries that include home and office products, golf products and spirits and wine, was a strong performer among consumer stocks.

     Several investment areas negatively impacted Fund performance, including technology and pharmaceuticals. For example, the Fund's investment in IBM was negatively impacted as the company indicated that earnings would not meet expectations. Hewlett-Packard, another Fund holding, reduced second-half 2002 sales forecasts. A number of pharmaceutical stocks also came under pressure as patents expired without an abundance of new drugs in the pipeline.

STRATEGIC OUTLOOK

     An economic and profit recovery could provide some support for stocks during the second half of 2002. In addition, stock prices have fallen significantly, making them more attractive to investors, who may have limited alternatives given that interest rates were at historically low levels by the end of this period.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                         6-MONTH*   1-YEAR     LIFE OF FUND
   WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND                           (12.24)   (16.97)       (4.77)
   BENCHMARKS
     S&P 500 INDEX(2)                                                     (13.15)   (17.98)       (1.45)
     RUSSELL 1000 VALUE INDEX(3)                                           (4.78)    (8.95)        1.46

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   BETA**                                                  0.73
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)            22.7X
   PRICE TO BOOK RATIO                                      3.0X
   MEDIAN MARKET CAP ($B)                               $  40.8
   PORTFOLIO TURNOVER                                     73.63%
   NUMBER OF HOLDINGS                                        53
   NAV                                                  $  7.89

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(4) (AS OF JUNE 30, 2002)

   FORTUNE BRANDS INCORPORATED               4.36%
   EXXON MOBIL CORPORATION                   3.70%
   TXU CORPORATION                           3.68%
   JP MORGAN CHASE & COMPANY                 3.50%
   ST PAUL COMPANIES INCORPORATED            3.28%
   BANK OF AMERICA CORPORATION               3.20%
   IBM CORPORATION                           2.95%
   SARA LEE CORPORATION                      2.89%
   PROCTER & GAMBLE COMPANY                  2.78%
   MCDONALD'S CORPORATION                    2.75%

   [CHART]

   SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2002)

   Financial                          20%
   Consumer Discretionary             14%
   Consumer Staples                   13%
   Energy                              9%
   Utilities                           9%
   Health Care                         8%
   Industrials                         8%
   Information Technology              7%
   Telecommunications Services         5%
   Materials                           4%
   Cash                                3%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(6)

              WELLS FARGO
             VARIABLE TRUST      S&P 500       RUSSELL 1000
           EQUITY VALUE FUND      INDEX        VALUE INDEX
    4/98       $ 10,000          $ 10,000       $ 10,000
    5/98       $  9,680          $  9,828       $  9,852
    6/98       $  9,739          $ 10,227       $  9,978
    7/98       $  9,268          $  0,119       $  9,801
    8/98       $  8,156          $  8,656       $  8,343
    9/98       $  8,626          $  9,211       $  8,822
   10/98       $  9,199          $  9,959       $  9,506
   11/98       $  9,460          $ 10,563       $  9,949
   12/98       $  9,624          $ 11,171       $ 10,288
    1/99       $  9,403          $ 11,642       $ 10,370
    2/99       $  9,161          $ 11,278       $ 10,224
    3/99       $  9,380          $ 11,729       $ 10,436
    4/99       $ 10,188          $ 12,183       $ 11,410
    5/99       $ 10,087          $ 11,896       $ 11,285
    6/99       $ 10,399          $ 12,543       $ 11,612
    7/99       $ 10,024          $ 12,151       $ 11,272
    8/99       $  9,477          $ 12,091       $ 10,854
    9/99       $  8,981          $ 11,760       $ 10,475
   10/99       $  9,285          $ 12,504       $ 11,078
   11/99       $  9,255          $ 12,758       $ 10,992
   12/99       $  9,386          $ 13,510       $ 11,044
    1/00       $  9,142          $ 12,831       $ 10,684
    2/00       $  8,715          $ 12,589       $  9,891
    3/00       $  9,498          $ 13,820       $ 11,097
    4/00       $  9,284          $ 13,404       $ 10,968
    5/00       $  9,416          $ 13,129       $ 11,084
    6/00       $  9,157          $ 13,454       $ 10,577
    7/00       $  9,311          $ 13,244       $ 10,709
    8/00       $  9,974          $ 14,066       $ 11,305
    9/00       $  9,813          $ 13,323       $ 11,409
   10/00       $ 10,048          $ 13,267       $ 11,689
   11/00       $  9,527          $ 12,222       $ 11,256
   12/00       $  9,929          $ 12,282       $ 11,820
    1/01       $ 10,103          $ 12,718       $ 11,865
    2/01       $  9,806          $ 11,558       $ 11,535
    3/01       $  9,420          $ 10,825       $ 11,128
    4/01       $  9,953          $ 11,666       $ 11,673
    5/01       $ 10,107          $ 11,745       $ 11,935
    6/01       $  9,824          $ 11,484       $ 11,671
    7/01       $  9,783          $ 11,371       $ 11,646
    8/01       $  9,249          $ 10,659       $ 11,179
    9/01       $  8,553          $ 10,097       $ 11,282
   10/01       $  8,738          $ 10,289       $ 11,185
   11/01       $  9,222          $ 11,079       $ 11,835
   12/01       $  9,295          $ 11,176       $ 12,114
    1/02       $  8,821          $ 11,013       $ 12,021
    2/02       $  8,769          $ 10,800       $ 12,040
    3/02       $  9,341          $ 11,207       $ 12,609
    4/02       $  8,794          $ 10,527       $ 12,177
    5/02       $  8,711          $ 10,450       $ 12,238
    6/02       $  8,157          $  9,706       $ 11,535

----------
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGER
   Deborah Meacock, CFA

INCEPTION DATE
   04/12/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (12.26)%(1)for the six-month period ended June 30, 2002, outperforming its benchmark, the S&P 500 Index(2), which returned (13.15)%. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     Stocks declined sharply during the period, in part due to a crisis of confidence in the nation's corporate financial reporting system. Although the economic recovery was not robust, it remained intact. Interest rates declined, and the Federal Reserve Board stayed on the sidelines for the entire period.

     The growth segment of the stock market remained very weak, causing negative returns for the Fund. Overall, growth style investing has lagged value style investing for more than two years. The Fund's holdings in retail, energy and consumer staples added to performance while the Fund's significant underweight position in information technology and telecommunications also positively affected performance, as these sectors delivered poor performance. However, pharmaceutical stocks were weak performers, as the pipelines for new drugs were not as robust as expected during the period and a record number of patent expirations clouded earnings prospects.

     Despite this difficult market, there were some strong performers among Fund holdings during the period. Intuit, a developer of personal financial software products such as Quicken and TurboTax, performed well. Another strong performer was Bed Bath & Beyond, a retailer of home furnishings, which continued to increase total sales as Americans increasingly spent money to improve the comfort and attractiveness of their homes.

STRATEGIC OUTLOOK

     Stock prices appeared much more attractive by the end of the period than they did six months previously. The price/earnings multiple for the median stock fell markedly since the end of 2001, and valuations are more attractive relative to bonds. Given that investor confidence was severely compromised in 2002 from accounting scandals, we will seek to invest in companies with simple, understandable growth strategies going forward. We are optimistic that the stock market performance may improve as the economic recovery regains some momentum later this year.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                6-MONTH*  1-YEAR   5-YEAR  LIFE OF FUND
   WELLS FARGO VARIABLE TRUST GROWTH FUND                        (12.26)  (19.53)   (0.09)      7.72
   BENCHMARK
     S&P 500 INDEX(2)                                            (13.15)  (17.98)    3.67      12.13

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   BETA**                                               1.00
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)         29.5X
   PRICE TO BOOK RATIO                                   4.5X
   MEDIAN MARKET CAP ($B)                            $  18.1
   PORTFOLIO TURNOVER                                  77.71%
   NUMBER OF HOLDINGS                                     44
   NAV                                               $ 12.34

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

   STARBUCKS CORPORATION         3.51%
   MICROSOFT CORPORATION         3.48%
   KOHLS CORPORATION             3.46%
   WALGREEN COMPANY              3.37%
   FISERV INCORPORATED           3.33%
   MEDTRONIC INCORPORATED        3.24%
   AFLAC INCORPORATED            3.16%
   ECOLAB INCORPORATED           3.03%
   INTUIT INCORPORATED           3.01%
   L-3 COMMUNICATIONS HOLDINGS   2.84%

   [CHART]

   SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2000)

   Health Care                        21%
   Consumer Discretionary             17%
   Financial                          17%
   Industrials                        11%
   Energy                             10%
   Consumer Staples                    9%
   Information Technology              9%
   Materials                           3%
   Cash                                3%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(5)

                  WELLS FARGO
                VARIABLE TRUST    S&P 500
                  GROWTH FUND      INDEX
    4/94          $ 10,000       $ 10,000
    5/94          $ 10,110       $ 10,164
    6/94          $  9,888       $  9,915
    7/94          $ 10,189       $ 10,241
    8/94          $ 10,511       $ 10,660
    9/94          $ 10,422       $ 10,400
   10/94          $ 10,502       $ 10,633
   11/94          $ 10,260       $ 10,246
   12/94          $ 10,447       $ 10,398
    1/95          $ 10,508       $ 10,668
    2/95          $ 10,994       $ 11,083
    3/95          $ 11,237       $ 11,409
    4/95          $ 11,390       $ 11,745
    5/95          $ 11,930       $ 12,214
    6/95          $ 12,209       $ 12,497
    7/95          $ 12,589       $ 12,911
    8/95          $ 12,794       $ 12,944
    9/95          $ 13,223       $ 13,490
   10/95          $ 12,801       $ 13,442
   11/95          $ 13,325       $ 14,031
   12/95          $ 13,497       $ 14,301
    1/96          $ 13,748       $ 14,788
    2/96          $ 14,260       $ 14,925
    3/96          $ 14,297       $ 15,068
    4/96          $ 14,769       $ 15,290
    5/96          $ 15,136       $ 15,683
    6/96          $ 14,876       $ 15,742
    7/96          $ 14,108       $ 15,047
    8/96          $ 14,518       $ 15,364
    9/96          $ 15,247       $ 16,227
   10/96          $ 15,659       $ 16,675
   11/96          $ 16,662       $ 17,934
   12/96          $ 16,525       $ 17,579
    1/97          $ 17,473       $ 18,678
    2/97          $ 16,966       $ 18,824
    3/97          $ 16,376       $ 18,050
    4/97          $ 17,036       $ 19,126
    5/97          $ 18,117       $ 20,294
    6/97          $ 18,506       $ 21,197
    7/97          $ 20,013       $ 22,883
    8/97          $ 18,853       $ 21,601
    9/97          $ 19,906       $ 22,783
   10/97          $ 18,986       $ 22,022
   11/97          $ 19,280       $ 23,041
   12/97          $ 19,389       $ 23,438
    1/98          $ 19,747       $ 23,696
    2/98          $ 20,810       $ 25,404
    3/98          $ 21,809       $ 26,705
    4/98          $ 21,959       $ 26,977
    5/98          $ 21,624       $ 26,513
    6/98          $ 22,674       $ 27,590
    7/98          $ 22,558       $ 27,297
    8/98          $ 19,418       $ 23,353
    9/98          $ 20,316       $ 24,850
   10/98          $ 21,964       $ 26,867
   11/98          $ 23,437       $ 28,496
   12/98          $ 24,975       $ 30,137
    1/99          $ 25,935       $ 31,406
    2/99          $ 25,063       $ 30,426
    3/99          $ 26,256       $ 31,643
    4/99          $ 27,054       $ 32,867
    5/99          $ 26,218       $ 32,092
    6/99          $ 27,684       $ 33,838
    7/99          $ 26,886       $ 32,781
    8/99          $ 26,924       $ 32,619
    9/99          $ 26,202       $ 31,725
   10/99          $ 27,737       $ 33,733
   11/99          $ 28,348       $ 34,418
   12/99          $ 30,074       $ 36,445
    1/00          $ 28,738       $ 34,615
    2/00          $ 28,352       $ 33,961
    3/00          $ 30,885       $ 37,283
    4/00          $ 29,762       $ 36,160
    5/00          $ 28,963       $ 35,419
    6/00          $ 30,024       $ 36,294
    7/00          $ 29,699       $ 35,728
    8/00          $ 31,561       $ 37,946
    9/00          $ 29,747       $ 35,943
   10/00          $ 28,902       $ 35,792
   11/00          $ 25,821       $ 32,971
   12/00          $ 25,985       $ 33,133
    1/01          $ 26,326       $ 34,309
    2/01          $ 23,817       $ 31,180
    3/01          $ 21,881       $ 29,203
    4/01          $ 23,653       $ 31,473
    5/01          $ 23,735       $ 31,683
    6/01          $ 22,890       $ 30,980
    7/01          $ 22,277       $ 30,676
    8/01          $ 20,472       $ 28,756
    9/01          $ 18,996       $ 27,238
   10/01          $ 19,622       $ 27,758
   11/01          $ 20,919       $ 29,887
   12/01          $ 20,994       $ 30,150
    1/02          $ 20,338       $ 29,710
    2/02          $ 19,682       $ 29,136
    3/02          $ 20,383       $ 30,232
    4/02          $ 19,637       $ 28,400
    5/02          $ 19,503       $ 28,190
    6/02          $ 18,420       $ 26,183

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses for the Fund.

VARIABLE TRUST INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long-term, by investing in securities of non-U.S. companies.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Cynthia Tusan, CFA
   Sabrina Yih, CFA

INCEPTION DATE
   07/03/00

PERFORMANCE HIGHLIGHTS

     The Fund returned (7.02)%(1) for the six-month period ended June 30, 2002, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI/EAFE) Index(2), which returned (1.62)%.

     Despite evidence that a global economic recovery was still intact for 2002, world financial markets were preoccupied with corporate accounting scandals in the U.S. These accounting scandals discouraged investment in the U.S. market, causing the dollar to decline. This negative sentiment translated into better relative returns for defensive, deep-value investors and underperformance for investors in companies with solid long-term growth prospects. Our portfolio focused on the latter category, which caused the Fund to underperform its benchmark.

     The Fund's defensive positions in utilities, industrials, energy and consumer staples were its best performers. However, holdings in information technology, such as ST Microelectronics and ARM Holdings, suffered sizeable declines, as did holdings with potential exposure to Brazil, given its deteriorating investment environment. Strong performing stocks during the period were those that benefited from an improvement in Japan's domestic economy. U.S. investors in foreign stocks benefited from the declining dollar because returns in local currencies translated into more dollars by the end of the period.

STRATEGIC OUTLOOK

     In Europe, we believe that there is bipartisan support for fiscal discipline and lower tax rates, while Japan could likely see volatility as banking sector reforms unfold. The rest of Asia may continue to enjoy strong growth with demand driven by declining interest rates and increasing global demand for consumer electronics. However, Brazil and Argentina's economic problems are casting a large shadow over Latin America. Meanwhile, Mexico's proximity to the U.S. could remain a negative factor in that market's performance over the next six months if the U.S. economy continues to recover slowly. Companies that export goods to the U.S. may remain at a disadvantage if the U.S. dollar remains weak.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI/EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                         6-MONTH*   1-YEAR  LIFE OF FUND
   WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND                    (7.02)   (12.81)    (16.42)
   BENCHMARK
     MSCI/EAFE INDEX(2)                                                    (1.62)    (9.49)    (20.95)

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)          29.9X
   PRICE TO BOOK RATIO                                    2.6X
   MEDIAN MARKET CAP ($B)                            $   15.6
   PORTFOLIO TURNOVER                                   34.18%
   NUMBER OF HOLDINGS                                      92
   NAV                                               $   6.96

   TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

   TOTAL FINA ELF SA-ADR                     3.14%
   NESTLE S A                                2.89%
   DIAGEO PLC                                2.42%
   ROYAL BANK OF SCOTLAND GROUP PLC          2.36%
   LOBLAW COMPANIES LIMITED                  2.26%
   TOYOTA MOTOR CORPORATION                  2.20%
   ROYAL DUTCH PETROLEUM COMPANY             2.15%
   NINTENDO COMPANY LIMITED                  2.10%
   PHILIPS ELECTRONICS NV ADR                2.07%
   BHP BILLITON LIMITED                      2.05%

   [CHART]

   PORTFOLIO COMPOSITION(4) (AS OF JUNE 30, 2002)

   Continental Europe          31%
   United Kingdom              20%
   Japan                       16%
   Emerging Markets            15%
   Southeast Asia               6%
   United States                5%
   Australia/New Zealand        4%
   Canada                       3%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(5)

                 WELLS FARGO VARIABLE
                  TRUST INTERNATIONAL
                      EQUITY FUND     MSCI EAFE INDEX
    7/00              $ 10,000          $ 10,000
    7/00              $  9,670          $  9,581
    8/00              $  9,870          $  9,664
    9/00              $  9,280          $  9,194
   10/00              $  9,150          $  8,977
   11/00              $  8,650          $  8,640
   12/00              $  8,967          $  8,947
    1/01              $  9,187          $  8,942
    2/01              $  8,465          $  8,272
    3/01              $  7,914          $  7,720
    4/01              $  8,315          $  8,256
    5/01              $  8,255          $  7,965
    6/01              $  8,024          $  7,639
    7/01              $  7,813          $  7,500
    8/01              $  7,594          $  7,310
    9/01              $  6,882          $  6,954
   10/01              $  7,113          $  7,132
   11/01              $  7,374          $  7,396
   12/01              $  7,524          $  7,439
    1/02              $  7,193          $  7,044
    2/02              $  7,083          $  7,094
    3/02              $  7,424          $  7,477
    4/02              $  7,424          $  7,527
    5/02              $  7,313          $  7,622
    6/02              $  6,996          $  7,319

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Peregrine Capital Management, Inc.

FUND MANAGERS
   John S. Dale, CFA
   Gary E. Nussbaum, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned (18.92)%(1) for the six-month period ended June 30, 2002, underperforming the S&P 500 Index(2), which returned (13.15)%.

     Growth style investing continued to lag behind value style investing during the period. The Fund underperformed in comparison to the S&P 500 Index, primarily because the benchmark is a mixture of growth and value style investments, while the Fund is purely a growth style portfolio. However, we believe that the Fund's holdings included many high quality companies that were able to post earnings gains in the midst of earnings declines for companies making up the broader markets. In addition, companies in the portfolio did not experience accounting irregularities that were seen in the headlines during the past six months. We believe that companies driven by high unit volume growth and dominant franchises do not have the need nor the tolerance for such damaging activity.

     For example, the retail sector performed relatively well during the period, with such Fund holdings as Lowe's Companies, a retailer of home improvement products that is challenging Home Depot for the leadership role in that industry. We also reinstated an investment in Wal-Mart, which continues to post strong growth despite its position as one of the largest companies in America. The consumer market remained strong in an environment of very low interest rates.

STRATEGIC OUTLOOK

     We believe that there are several reasons to be optimistic about the long-term prospects for true growth stocks. First, in an environment of low inflation, we believe that investors should be willing to pay a substantially higher price per unit of earnings for faster growing companies versus slower growing firms. Second, in today's market, investors need not pay a substantially higher valuation for faster growth. By the end of the period, many high-quality growth companies were selling below, at, or near the general market price-to-earnings multiple. We intend to remain focused on investing in those rare companies we believe are able to sustain rapid earnings growth.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                         6-MONTH*  1-YEAR   LIFE OF FUND
   WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND                   (18.92)  (22.34)     (9.07)
   BENCHMARK
     S&P 500 INDEX(2)                                                     (13.15)  (17.98)     (8.51)

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)         27X
   PRICE TO BOOK RATIO                                4.80X
   MEDIAN MARKET CAP ($B)                           $  27.0
   PORTFOLIO TURNOVER                                11.16%
   NUMBER OF HOLDINGS                                    31
   NAV                                              $  7.67

   TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

   MICROSOFT CORPORATION                     6.85%
   MEDTRONIC INCORPORATED                    6.15%
   FIRST DATA CORPORATION                    6.02%
   COSTCO WHOLESALE CORPORATION              5.53%
   AMERICAN INTERNATIONAL GROUP              5.41%
   GOLDMAN SACHS GROUP INCORPORATED          5.31%
   PFIZER INCORPORATED                       5.20%
   HOME DEPOT INCORPORATED                   4.49%
   PAYCHEX INCORPORATED                      4.06%
   INTEL CORPORATION                         4.03%

   [CHART]

   SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2002)

   Industrials                        24%
   Consumer Discretionary             21%
   Information Technology             20%
   Health Care                        19%
   Financial                          16%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(5)

               WELLS FARGO VARIABLE
                TRUST LARGE COMPANY      S&P 500
                    GROWTH FUND           INDEX
    8/99              $ 10,000          $ 10,000
    9/99              $  9,590          $  9,726
   10/99              $ 10,420          $ 10,342
   11/99              $ 10,830          $ 10,551
   12/99              $ 12,030          $ 11,173
    1/00              $ 11,800          $ 10,612
    2/00              $ 12,000          $ 10,412
    3/00              $ 13,430          $ 11,430
    4/00              $ 13,020          $ 11,086
    5/00              $ 12,200          $ 10,858
    6/00              $ 13,130          $ 11,127
    7/00              $ 13,230          $ 10,953
    8/00              $ 14,000          $ 11,633
    9/00              $ 13,150          $ 11,019
   10/00              $ 13,130          $ 10,973
   11/00              $ 12,080          $ 10,108
   12/00              $ 11,960          $ 10,158
    1/01              $ 12,150          $ 10,518
    2/01              $ 10,320          $  9,559
    3/01              $  9,260          $  8,953
    4/01              $ 10,240          $  9,649
    5/01              $ 10,150          $  9,713
    6/01              $  9,880          $  9,498
    7/01              $  9,700          $  9,405
    8/01              $  8,843          $  8,816
    9/01              $  8,003          $  8,350
   10/01              $  8,373          $  8,510
   11/01              $  9,353          $  9,163
   12/01              $  9,463          $  9,243
    1/02              $  9,403          $  9,108
    2/02              $  8,783          $  8,932
    3/02              $  9,193          $  9,268
    4/02              $  8,483          $  8,707
    5/02              $  8,223          $  8,642
    6/02              $  7,673          $  8,027

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

MONEY MARKET FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Dave Sylvester
   Laurie White

INCEPTION DATE
   05/19/94

PERFORMANCE HIGHLIGHTS

     The Fund returned 0.67%(1) for the six-month period ended June 30, 2002. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     After growing at a robust 6.1% in the first quarter of 2002, the economy grew at a more modest rate in the second quarter. Inflation remained benign by all measures. The Federal Reserve Board (the Fed) stayed on the sidelines during the first half of 2002, leaving short-term interest rates unchanged at 1.75%. As the period came to an end, it was unclear when the Fed would raise interest rates, given the turmoil in the stock market and the lost confidence among investors due to corporate accounting scandals. As a result, yields on money market securities declined across most maturities. With yields particularly low, our strategy was to keep average maturities relatively short. We added some yield by increasing the variable rate note component as yields on those securities became somewhat more attractive.

STRATEGIC OUTLOOK

     It is our intention to continue to be watchful on the credit quality front. The uproar over corporate accounting misstatements has placed many once-solid issuers in a liquidity bind. The short-term markets seem to be quicker to avoid "headline" risk and a number of issuers have exited the commercial paper markets. The Fed seems unlikely to raise short-term interest rates in the next few months. As long as inflation remains in check and the economic recovery remains sluggish, interest rates and yields on money market securities may likely stay low.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                               6-MONTH*   1-YEAR  5-YEAR   LIFE OF FUND
   WELLS FARGO VARIABLE TRUST MONEY MARKET FUND                   0.67      2.05    4.39       4.59

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND YIELD SUMMARY (AS OF JUNE 30, 2002)

   7-DAY CURRENT YIELD           1.31%
   7-DAY EFFECTIVE YIELD         1.32%
   30-DAY SIMPLE YIELD           1.28%
   30-DAY EFFECTIVE YIELD        1.29%

   FUND CHARACTERISTICS (AS OF JUNE 30, 2002)

   WEIGHTED AVERAGE MATURITY               54 DAYS
   NUMBER OF HOLDINGS                      36

   [CHART]

   PORTFOLIO ALLOCATION(2) (AS OF JUNE 30, 2002)

   Commercial Paper            38%
   Notes                       23%
   Repurchase Agreements       19%
   Certificates of Deposit     14%
   Federal Agencies             5%
   Corporate Bonds              1%

   [CHART]

   MATURITY DISTRIBUTION(2) (AS OF JUNE 30, 2002)

   2-14 Days               36.9%
   15-29 Days              12.3%
   30-59 Days              25.5%
   60-89 Days               8.7%
   90-179 Days             10.5%
   180+ Days                6.1%

----------
(2) Portfolio holdings are subject to change.

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Tom Zeifang, CFA
   Chris Greene

INCEPTION DATE
   05/01/95

PERFORMANCE HIGHLIGHTS

     The Fund returned (22.93)%(1) for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 2000 Index(2), which returned (4.70)%.

     Growth stocks were hit hard during the first half of 2002 as corporate accounting scandals and tensions in the Middle East took their turns beating down investor confidence. Regardless of market capitalization, companies with higher than average expected growth rates suffered disproportionately relative to slower growth companies. In addition, companies without strong current profitability were shunned by investors, as were companies that had used non-traditional valuation measures.

     Consistent with our investment style, we continued to focus on companies with attractive growth rates, strong cash flows, and attractive stock prices. Many of these stocks were found in the technology, health care and consumer sectors. However, most technology stocks performed very poorly during the period. In the health care sector, pharmaceutical stocks did poorly, but health care management companies fared better. In general, consumer stocks did relatively well, reflecting the low interest-rate environment.

     Although economic data was more consistent with a moderate growth scenario than a double dip into recession, stock prices behaved as if the latter were taking place. Such a "disconnect" is not unprecedented but is rare. In 1962 and 1987, the stock market produced poor returns despite a relatively healthy economy.

STRATEGIC OUTLOOK

     By historical standards, the current bear market is lengthy, having reached 28 months through June 2002, the longest since the 36-month bear market in the late 1940s. Our view is that investors should remain patient and stay true to their long-term asset allocation. The small cap growth category has historically produced bursts of upward price momentum when least expected.

----------
(1)FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 8% of the U.S. equity market. You cannot invest directly in an index.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                6-MONTH*  1-YEAR   5-YEAR  LIFE OF FUND
   WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND             (22.93)   (28.91)   (7.68)     1.00
   BENCHMARK
     RUSSELL 2000 INDEX(2)                                       (4.70)    (8.60)    4.44      3.69

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   CHARACTERISTICS (AS OF JUNE 30, 2002)

   BETA**                                                1.62
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)          29.6X
   PRICE TO BOOK RATIO                                    2.2X
   MEDIAN MARKET CAP ($B)                            $    0.8
   PORTFOLIO TURNOVER                                  106.61%
   NUMBER OF HOLDINGS                                     116
   NAV                                               $   6.05

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENT. THE BENCHMARK BETA IS
   1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

   FIRST HORIZON PHARMACEUTICAL CORPORATION  2.54%
   AGILE SOFTWARE CORPORATION                2.00%
   RENT-A-CENTER INCORPORATED                1.95%
   NETIQ CORPORATION                         1.94%
   EXAR CORPORATION                          1.73%
   ALPHARMA INCORPORATED                     1.66%
   DUANE READE INCORPORATED                  1.57%
   TETRA TECH INCORPORATED                   1.49%
   NEW YORK COMMUNITY BANCORP                1.46%
   AMERIPATH INCORPORATED                    1.44%

   [CHART]

   SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2002)

   Information Technology       25%
   Health Care                  21%
   Consumer Discretionary       15%
   Financials                    9%
   Industrials                   9%
   Energy                        8%
   Cash                          8%
   Consumer Staples              3%
   Materials                     2%

   [CHART]

   GROWTH OF $10,000 INVESTMENT(5)

               WELLS FARGO VARIABLE
                  TRUST SMALL CAP
                    GROWTH FUND       RUSSELL 2000 INDEX
    4/95              $ 10,000            $ 10,000
    5/95              $ 10,040            $ 10,172
    6/95              $ 10,670            $ 10,700
    7/95              $ 11,740            $ 11,316
    8/95              $ 11,970            $ 11,549
    9/95              $ 11,920            $ 11,756
   10/95              $ 11,280            $ 11,231
   11/95              $ 11,590            $ 11,702
   12/95              $ 11,595            $ 12,011
    1/96              $ 11,636            $ 11,999
    2/96              $ 11,957            $ 12,374
    3/96              $ 12,484            $ 12,626
    4/96              $ 13,891            $ 13,301
    5/96              $ 14,419            $ 13,827
    6/96              $ 13,405            $ 13,259
    7/96              $ 12,112            $ 12,100
    8/96              $ 13,177            $ 12,803
    9/96              $ 13,819            $ 13,303
   10/96              $ 14,088            $ 13,099
   11/96              $ 14,750            $ 13,638
   12/96              $ 15,243            $ 13,997
    1/97              $ 15,571            $ 14,277
    2/97              $ 14,690            $ 13,931
    3/97              $ 13,482            $ 13,274
    4/97              $ 13,087            $ 13,311
    5/97              $ 15,729            $ 14,792
    6/97              $ 16,011            $ 15,426
    7/97              $ 17,039            $ 16,143
    8/97              $ 17,468            $ 16,513
    9/97              $ 18,778            $ 17,721
   10/97              $ 17,569            $ 16,941
   11/97              $ 16,824            $ 16,833
   12/97              $ 16,735            $ 17,129
    1/98              $ 16,341            $ 16,860
    2/98              $ 17,889            $ 18,108
    3/98              $ 18,387            $ 18,856
    4/98              $ 18,427            $ 18,962
    5/98              $ 17,089            $ 17,941
    6/98              $ 17,233            $ 17,979
    7/98              $ 15,397            $ 16,525
    8/98              $ 11,817            $ 13,315
    9/98              $ 12,420            $ 14,357
   10/98              $ 12,944            $ 14,943
   11/98              $ 13,705            $ 15,726
   12/98              $ 14,312            $ 16,699
    1/99              $ 13,865            $ 16,921
    2/99              $ 12,563            $ 15,550
    3/99              $ 12,287            $ 15,793
    4/99              $ 12,984            $ 17,208
    5/99              $ 12,958            $ 17,459
    6/99              $ 13,628            $ 18,248
    7/99              $ 13,615            $ 17,747
    8/99              $ 13,707            $ 17,090
    9/99              $ 14,234            $ 17,093
   10/99              $ 16,325            $ 17,163
   11/99              $ 19,061            $ 18,188
   12/99              $ 23,797            $ 20,247
    1/00              $ 24,323            $ 19,921
    2/00              $ 30,309            $ 23,210
    3/00              $ 26,402            $ 21,680
    4/00              $ 23,179            $ 20,375
    5/00              $ 20,719            $ 19,187
    6/00              $ 25,731            $ 20,861
    7/00              $ 24,192            $ 20,189
    8/00              $ 27,369            $ 21,729
    9/00              $ 26,762            $ 21,090
   10/00              $ 23,047            $ 20,150
   11/00              $ 17,224            $ 18,080
   12/00              $ 18,424            $ 19,634
    1/01              $ 18,637            $ 20,656
    2/01              $ 14,803            $ 19,301
    3/01              $ 12,655            $ 18,358
    4/01              $ 14,732            $ 19,793
    5/01              $ 14,750            $ 20,280
    6/01              $ 15,105            $ 20,980
    7/01              $ 14,164            $ 19,845
    8/01              $ 13,046            $ 19,204
    9/01              $ 10,774            $ 18,639
   10/01              $ 12,034            $ 19,729
   11/01              $ 12,957            $ 21,257
   12/01              $ 13,933            $ 22,568
    1/02              $ 13,241            $ 22,333
    2/02              $ 12,069            $ 21,721
    3/02              $ 13,099            $ 23,468
    4/02              $ 12,495            $ 23,681
    5/02              $ 11,750            $ 22,630
    6/02              $ 10,738            $ 21,508

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund for the life of the Fund with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST              PORTFOLIO OF INVESTMENTS -- JUNE 30,2002 (UNAUDITED)

   VARIABLE TRUST ASSET ALLOCATION FUND

SHARES       SECURITY NAME                                                                                           VALUE
COMMON STOCK - 54.24%

AMUSEMENT & RECREATION SERVICES - 0.03%
      1,656  HARRAH'S ENTERTAINMENT INCORPORATED+                                                                 $     73,444
                                                                                                                  ------------

APPAREL & ACCESSORY STORES - 0.30%
     12,516  GAP INCORPORATED                                                                                          177,726
      4,853  KOHL'S CORPORATION+                                                                                       340,098
      7,493  LIMITED BRANDS                                                                                            159,600
      1,944  NORDSTROM INCORPORATED                                                                                     44,032

                                                                                                                       721,456
                                                                                                                  ------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.08%
      1,860  JONES APPAREL GROUP INCORPORATED+                                                                          69,750
      1,540  LIZ CLAIBORNE INCORPORATED                                                                                 48,972
      1,590  V F CORPORATION                                                                                            62,343

                                                                                                                       181,065
                                                                                                                  ------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.05%
      1,523  AUTOZONE INCORPORATED+                                                                                    117,728
                                                                                                                  ------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
        894  RYDER SYSTEM INCORPORATED                                                                                  24,218
                                                                                                                  ------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.06%
        884  CENTEX CORPORATION                                                                                         51,086
        742  KB HOME                                                                                                    38,220
        879  PULTE HOMES INCORPORATED                                                                                   50,525

                                                                                                                       139,831
                                                                                                                  ------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.76%
     34,006  HOME DEPOT INCORPORATED                                                                                 1,249,040
     11,217  LOWE'S COMPANIES INCORPORATED                                                                             509,252
      2,204  SHERWIN-WILLIAMS COMPANY                                                                                   65,966

                                                                                                                     1,824,258
                                                                                                                  ------------

BUSINESS SERVICES - 3.97%
      3,462  ADOBE SYSTEMS INCORPORATED                                                                                 98,667
     64,299  AOL TIME WARNER INCORPORATED+                                                                             945,837
      1,656  AUTODESK INCORPORATED                                                                                      21,942
      8,955  AUTOMATIC DATA PROCESSING INCORPORATED                                                                    389,990
      3,506  BMC SOFTWARE INCORPORATED+                                                                                 58,199
     15,063  CENDANT CORPORATION+                                                                                      239,200
      2,628  CITRIX SYSTEMS INCORPORATED+                                                                               15,873
      8,354  COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                            132,745
      2,468  COMPUTER SCIENCES CORPORATION+                                                                            117,970
      5,392  COMPUWARE CORPORATION+                                                                                     32,729
      7,372  CONCORD EFS INCORPORATED+                                                                                 222,191
      2,497  CONVERGYS CORPORATION+                                                                                     48,642

                                       22

SHARES       SECURITY NAME                                                                                           VALUE
        916  DELUXE CORPORATION                                                                                   $     35,623
      6,917  ELECTRONIC DATA SYSTEMS CORPORATION                                                                       256,966
      2,091  EQUIFAX INCORPORATED                                                                                       56,457
     11,042  FIRST DATA CORPORATION                                                                                    415,842
      2,762  FISERV INCORPORATED+                                                                                      101,393
      4,169  IMS HEALTH INCORPORATED                                                                                    74,834
      5,517  INTERPUBLIC GROUP OF COMPANIES INCORPORATED                                                               136,601
      3,056  INTUIT INCORPORATED+                                                                                      151,944
      1,208  MERCURY INTERACTIVE CORPORATION+                                                                           27,736
     78,202  MICROSOFT CORPORATION+                                                                                  4,232,292
      1,422  NCR CORPORATION+                                                                                           49,557
      5,236  NOVELL INCORPORATED+                                                                                       16,808
      2,701  OMNICOM GROUP INCORPORATED                                                                                123,706
     79,296  ORACLE CORPORATION+                                                                                       750,933
      3,766  PARAMETRIC TECHNOLOGY CORPORATION+                                                                         13,479
      4,484  PEOPLESOFT INCORPORATED+                                                                                   66,722
      2,807  RATIONAL SOFTWARE CORPORATION+                                                                             23,045
      2,544  ROBERT HALF INTERNATIONAL INCORPORATED+                                                                    59,275
      6,839  SIEBEL SYSTEMS INCORPORATED+                                                                               97,251
     46,878  SUN MICROSYSTEMS INCORPORATED+                                                                            234,859
      1,609  TMP WORLDWIDE INCORPORATED+                                                                                34,594
      4,648  UNISYS CORPORATION+                                                                                        41,832
      5,909  VERITAS SOFTWARE CORPORATION+                                                                             116,939
      8,634  YAHOO! INCORPORATED+                                                                                      127,438

                                                                                                                     9,570,111
                                                                                                                  ------------

CHEMICALS & ALLIED PRODUCTS - 6.60%
     22,536  ABBOTT LABORATORIES                                                                                       848,480
      3,281  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                     165,592
        834  ALBERTO-CULVER COMPANY CLASS B                                                                             39,865
     15,003  AMGEN INCORPORATED+                                                                                       628,325
      1,586  AVERY DENNISON CORPORATION                                                                                 99,522
      3,414  AVON PRODUCTS INCORPORATED                                                                                178,347
      2,145  BIOGEN INCORPORATED+                                                                                       88,867
     27,991  BRISTOL-MYERS SQUIBB COMPANY                                                                              719,369
      2,744  CHIRON CORPORATION+                                                                                        96,863
      3,326  CLOROX COMPANY                                                                                            137,530
      7,901  COLGATE-PALMOLIVE COMPANY                                                                                 395,445
     13,107  DOW CHEMICAL COMPANY                                                                                      450,619
     14,342  E I DU PONT DE NEMOURS & COMPANY                                                                          636,785
      1,116  EASTMAN CHEMICAL COMPANY                                                                                   52,340
      1,862  ECOLAB INCORPORATED                                                                                        86,080
     16,234  ELI LILLY & COMPANY                                                                                       915,598
      2,580  FOREST LABORATORIES INCORPORATED+                                                                         182,664
      3,088  GENZYME CORPORATION+                                                                                       59,413
     15,261  GILLETTE COMPANY                                                                                          516,890

                                       23

SHARES       SECURITY NAME                                                                                           VALUE
        725  GREAT LAKES CHEMICAL CORPORATION                                                                     $     19,249
      7,972  IMMUNEX CORPORATION+                                                                                      178,094
      1,361  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                            44,219
      3,581  KING PHARMACEUTICALS INCORPORATED+                                                                         79,677
      3,611  MEDIMMUNE INCORPORATED+                                                                                    95,330
     32,710  MERCK & COMPANY INCORPORATED                                                                            1,656,434
     90,176  PFIZER INCORPORATED                                                                                     3,156,160
     18,673  PHARMACIA CORPORATION                                                                                     699,304
      2,437  PPG INDUSTRIES INCORPORATED                                                                               150,850
      2,359  PRAXAIR INCORPORATED                                                                                      134,392
     18,767  PROCTER & GAMBLE COMPANY                                                                                1,675,893
      3,190  ROHM & HAAS COMPANY                                                                                       129,163
     21,171  SCHERING-PLOUGH CORPORATION                                                                               520,807
      1,057  SIGMA-ALDRICH CORPORATION                                                                                  53,009
      1,538  WATSON PHARMACEUTICALS INCORPORATED+                                                                       38,865
     19,152  WYETH                                                                                                     980,582

                                                                                                                    15,910,622
                                                                                                                  ------------

COMMUNICATIONS - 2.50%
      4,490  ALLTEL CORPORATION                                                                                        211,030
     54,854  AT&T CORPORATION                                                                                          586,938
     39,079  AT&T WIRELESS SERVICES INCORPORATED+                                                                      228,612
      5,215  AVAYA INCORPORATED+                                                                                        25,814
     27,068  BELLSOUTH CORPORATION                                                                                     852,642
      2,041  CENTURYTEL INCORPORATED                                                                                    60,210
      8,847  CLEAR CHANNEL COMMUNICATIONS INCORPORATED+                                                                283,281
     13,657  COMCAST CORPORATION CLASS A+                                                                              319,984
     11,767  NEXTEL COMMUNICATIONS INCORPORATED CLASS A+                                                                37,772
     24,215  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                                           67,802
     48,234  SBC COMMUNICATIONS INCORPORATED                                                                         1,471,137
     12,868  SPRINT CORPORATION (FON GROUP)                                                                            136,529
     14,332  SPRINT CORPORATION (PCS GROUP)+                                                                            64,064
      3,306  UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                            103,808
     39,322  VERIZON COMMUNICATIONS INCORPORATED                                                                     1,578,778

                                                                                                                     6,028,401
                                                                                                                  ------------

DEPOSITORY INSTITUTIONS - 5.68%
      5,222  AMSOUTH BANCORP                                                                                           116,868
     22,229  BANK OF AMERICA CORPORATION                                                                             1,564,032
     10,512  BANK OF NEW YORK COMPANY INCORPORATED                                                                     354,780
     16,950  BANK ONE CORPORATION                                                                                      652,236
      6,920  BB&T CORPORATION                                                                                          267,112
      3,246  CHARTER ONE FINANCIAL INCORPORATED                                                                        111,597
     74,326  CITIGROUP INCORPORATED                                                                                  2,880,133
      2,545  COMERICA INCORPORATED                                                                                     156,263
      8,504  FIFTH THIRD BANCORP                                                                                       566,792

                                       24

SHARES       SECURITY NAME                                                                                           VALUE
      1,831  FIRST TENNESSEE NATIONAL CORPORATION                                                                 $     70,127
     15,119  FLEETBOSTON FINANCIAL CORPORATION                                                                         489,100
      2,236  GOLDEN WEST FINANCIAL CORPORATION                                                                         153,792
      3,570  HUNTINGTON BANCSHARES INCORPORATED                                                                         69,329
     28,751  J P MORGAN CHASE & COMPANY                                                                                975,234
      6,151  KEYCORP                                                                                                   167,922
      3,064  MARSHALL & ILSLEY CORPORATION                                                                              93,207
      6,369  MELLON FINANCIAL CORPORATION                                                                              200,178
      8,793  NATIONAL CITY CORPORATION                                                                                 292,367
      3,202  NORTHERN TRUST CORPORATION                                                                                141,080
      4,101  PNC FINANCIAL SERVICES GROUP INCORPORATED                                                                 214,400
      3,312  REGIONS FINANCIAL CORPORATION                                                                             116,417
      5,007  SOUTHTRUST CORPORATION                                                                                    130,783
      4,697  STATE STREET CORPORATION                                                                                  209,956
      4,133  SUNTRUST BANKS INCORPORATED                                                                               279,887
      4,264  SYNOVUS FINANCIAL CORPORATION                                                                             117,345
      2,927  UNION PLANTERS CORPORATION                                                                                 94,747
     27,606  U.S. BANCORP                                                                                              644,600
     19,764  WACHOVIA CORPORATION                                                                                      754,590
     14,069  WASHINGTON MUTUAL INCORPORATED                                                                            522,101
     24,703  WELLS FARGO & COMPANY++                                                                                 1,236,632
      1,325  ZIONS BANCORPORATION                                                                                       69,033

                                                                                                                    13,712,640
                                                                                                                  ------------

EATING & DRINKING PLACES - 0.32%
      2,501  DARDEN RESTAURANTS INCORPORATED                                                                            61,775
     18,368  MCDONALD'S CORPORATION                                                                                    522,570
      1,655  WENDY'S INTERNATIONAL INCORPORATED                                                                         65,919
      4,281  YUM! BRANDS INCORPORATED+                                                                                 125,219

                                                                                                                       775,483
                                                                                                                  ------------

EDUCATIONAL SERVICES - 0.04%
      2,494  APOLLO GROUP INCORPORATED+                                                                                 98,289
                                                                                                                  ------------

ELECTRIC, GAS & SANITARY SERVICES - 1.80%
      7,715  AES CORPORATION+                                                                                           41,815
      1,812  ALLEGHENY ENERGY INCORPORATED                                                                              46,659
      2,847  ALLIED WASTE INDUSTRIES INCORPORATED+                                                                      27,644
      2,084  AMEREN CORPORATION                                                                                         89,633
      4,894  AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              195,858
      5,399  CALPINE CORPORATION+                                                                                       37,955
      2,413  CINERGY CORPORATION                                                                                        86,844
      4,069  CITIZENS COMMUNICATIONS COMPANY+                                                                           34,017
      1,946  CMS ENERGY CORPORATION                                                                                     21,367
      3,071  CONSOLIDATED EDISON INCORPORATED                                                                          128,214
      2,369  CONSTELLATION ENERGY GROUP INCORPORATED                                                                    69,506

                                       25

SHARES       SECURITY NAME                                                                                           VALUE
      3,994  DOMINION RESOURCES INCORPORATED                                                                      $    263,524
      2,407  DTE ENERGY COMPANY                                                                                        107,448
     11,983  DUKE ENERGY CORPORATION                                                                                   372,671
      5,216  DYNEGY INCORPORATED CLASS A                                                                                37,555
      4,705  EDISON INTERNATIONAL+                                                                                      79,985
      8,343  EL PASO CORPORATION                                                                                       171,949
      3,239  ENTERGY CORPORATION                                                                                       137,463
      4,650  EXELON CORPORATION                                                                                        243,195
      4,298  FIRSTENERGY CORPORATION                                                                                   143,467
      2,542  FPL GROUP INCORPORATED                                                                                    152,495
      2,032  KEYSPAN CORPORATION                                                                                        76,505
      1,764  KINDER MORGAN INCORPORATED                                                                                 67,067
      5,805  MIRANT CORPORATION+                                                                                        42,377
        639  NICOR INCORPORATED                                                                                         29,234
      2,997  NISOURCE INCORPORATED                                                                                      65,425
        512  PEOPLES ENERGY CORPORATION                                                                                 18,734
      5,623  PG & E CORPORATION+                                                                                       100,595
      1,225  PINNACLE WEST CAPITAL CORPORATION                                                                          48,388
      2,125  PPL CORPORATION                                                                                            70,295
      3,195  PROGRESS ENERGY INCORPORATED                                                                              166,172
      2,978  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                              128,947
      4,384  RELIANT ENERGY INCORPORATED                                                                                74,090
      2,965  SEMPRA ENERGY                                                                                              65,615
     10,173  SOUTHERN COMPANY                                                                                          278,740
      2,223  TECO ENERGY INCORPORATED                                                                                   54,464
      3,845  TXU CORPORATION                                                                                           197,633
      8,925  WASTE MANAGEMENT INCORPORATED                                                                             232,496
      7,456  WILLIAMS COMPANIES INCORPORATED                                                                            44,661
      5,692  XCEL ENERGY INCORPORATED                                                                                   95,455

                                                                                                                     4,346,157
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.04%
     11,469  ADC TELECOMMUNICATIONS INCORPORATED+                                                                       26,264
      4,931  ADVANCED MICRO DEVICES INCORPORATED+                                                                       47,929
      5,548  ALTERA CORPORATION+                                                                                        75,453
      2,830  AMERICAN POWER CONVERSION CORPORATION+                                                                     35,743
      5,270  ANALOG DEVICES INCORPORATED+                                                                              156,519
      1,416  ANDREW CORPORATION+                                                                                        20,291
      4,323  APPLIED MICRO CIRCUITS CORPORATION+                                                                        20,448
      3,878  BROADCOM CORPORATION+                                                                                      68,020
      6,219  CIENA CORPORATION+                                                                                         26,058
      2,698  COMVERSE TECHNOLOGY INCORPORATED+                                                                          24,983
      3,733  CONEXANT SYSTEMS INCORPORATED+                                                                              6,047
      1,344  COOPER INDUSTRIES LIMITED CLASS A                                                                          52,819
      6,079  EMERSON ELECTRIC COMPANY                                                                                  325,287
    143,506  GENERAL ELECTRIC COMPANY                                                                                4,168,849

                                       26

SHARES       SECURITY NAME                                                                                           VALUE
     96,549  INTEL CORPORATION                                                                                    $  1,763,950
     19,662  JDS UNIPHASE CORPORATION+                                                                                  52,891
      4,583  LINEAR TECHNOLOGY CORPORATION                                                                             144,044
      5,342  LSI LOGIC CORPORATION+                                                                                     46,743
     49,481  LUCENT TECHNOLOGIES INCORPORATED+                                                                          82,138
      4,663  MAXIM INTEGRATED PRODUCTS INCORPORATED+                                                                   178,733
      1,120  MAYTAG CORPORATION                                                                                         47,768
      8,686  MICRON TECHNOLOGY INCORPORATED+                                                                           175,631
      2,795  MOLEX INCORPORATED                                                                                         93,716
     32,791  MOTOROLA INCORPORATED                                                                                     472,846
      2,588  NATIONAL SEMICONDUCTOR CORPORATION+                                                                        75,492
      4,821  NETWORK APPLIANCE INCORPORATED+                                                                            59,829
     55,410  NORTEL NETWORKS CORPORATION+                                                                               80,345
      2,097  NOVELLUS SYSTEMS INCORPORATED+                                                                             71,298
      2,160  NVIDIA CORPORATION+                                                                                        37,109
      2,402  PMC-SIERRA INCORPORATED+                                                                                   22,267
      1,142  POWER-ONE INCORPORATED+                                                                                     7,103
      1,342  QLOGIC CORPORATION+                                                                                        51,130
     11,114  QUALCOMM INCORPORATED+                                                                                    305,524
      7,568  SANMINA-SCI CORPORATION+                                                                                   47,754
      2,262  SCIENTIFIC-ATLANTA INCORPORATED                                                                            37,210
      1,310  SKYWORKS SOLUTIONS INCORPORATED+                                                                            7,272
      5,933  TELLABS INCORPORATED+                                                                                      37,497
     25,045  TEXAS INSTRUMENTS INCORPORATED                                                                            593,567
        842  THOMAS & BETTS CORPORATION                                                                                 15,661
      2,900  VITESSE SEMICONDUCTOR CORPORATION+                                                                          9,164
        981  WHIRLPOOL CORPORATION                                                                                      64,118
      4,845  XILINX INCORPORATED+                                                                                      108,673

                                                                                                                     9,744,183
                                                                                                                  ------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.19%
      1,163  FLUOR CORPORATION                                                                                          45,299
      6,291  HALLIBURTON COMPANY                                                                                       100,279
      2,228  MOODY'S CORPORATION                                                                                       110,843
      5,417  PAYCHEX INCORPORATED                                                                                      169,498
      1,714  QUINTILES TRANSNATIONAL CORPORATION+                                                                       21,408

                                                                                                                       447,327
                                                                                                                  ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.48%
        820  BALL CORPORATION                                                                                           34,014
        863  CRANE COMPANY                                                                                              21,886
      2,168  FORTUNE BRANDS INCORPORATED                                                                               121,278
      4,421  ILLINOIS TOOL WORKS INCORPORATED                                                                          304,695
      6,508  LOCKHEED MARTIN CORPORATION                                                                               452,306
      6,988  MASCO CORPORATION                                                                                         189,445
        840  SNAP-ON INCORPORATED                                                                                       25,175

                                                                                                                     1,148,799
                                                                                                                  ------------

                                       27

SHARES       SECURITY NAME                                                                                           VALUE
FOOD & KINDRED PRODUCTS - 2.44%
        521  ADOLPH COORS COMPANY                                                                                 $     32,458
     12,657  ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                     632,850
      9,408  ARCHER-DANIELS-MIDLAND COMPANY                                                                            120,328
      5,923  CAMPBELL SOUP COMPANY                                                                                     163,830
     35,866  COCA-COLA COMPANY                                                                                       2,008,496
      6,451  COCA-COLA ENTERPRISES INCORPORATED                                                                        142,438
      7,758  CONAGRA FOODS INCORPORATED                                                                                214,509
      5,290  GENERAL MILLS INCORPORATED                                                                                233,183
      5,059  HEINZ (H J) COMPANY                                                                                       207,925
      1,575  HERCULES INCORPORATED+                                                                                     18,774
      1,971  HERSHEY FOODS CORPORATION                                                                                 123,897
       0.48  JM SMUCKER COMPANY                                                                                             16
      5,908  KELLOGG COMPANY                                                                                           211,861
      4,081  PEPSI BOTTLING GROUP INCORPORATED                                                                         125,695
     25,532  PEPSICO INCORPORATED                                                                                    1,230,642
     11,328  SARA LEE CORPORATION                                                                                      233,810
      3,254  WM WRIGLEY JR COMPANY                                                                                     180,109

                                                                                                                     5,880,821
                                                                                                                  ------------

FOOD STORES - 0.24%
      5,873  ALBERTSON'S INCORPORATED                                                                                  178,892
     11,467  KROGER COMPANY+                                                                                           228,193
      5,575  STARBUCKS CORPORATION+                                                                                    138,539
      2,030  WINN-DIXIE STORES INCORPORATED                                                                             31,648

                                                                                                                       577,272
                                                                                                                  ------------

FORESTRY - 0.08%
      3,155  WEYERHAEUSER COMPANY                                                                                      201,447
                                                                                                                  ------------

FURNITURE & FIXTURES - 0.16%
      1,280  JOHNSON CONTROLS INCORPORATED                                                                             104,461
      2,831  LEGGETT & PLATT INCORPORATED                                                                               66,245
      3,855  NEWELL RUBBERMAID INCORPORATED                                                                            135,156
      2,640  ROCKWELL COLLINS INCORPORATED                                                                              72,389

                                                                                                                       378,251
                                                                                                                  ------------

GENERAL MERCHANDISE STORES - 2.07%
      1,674  BIG LOTS INCORPORATED                                                                                      32,944
      1,216  DILLARDS INCORPORATED CLASS A                                                                              31,969
      4,807  DOLLAR GENERAL CORPORATION                                                                                 91,477
      2,499  FAMILY DOLLAR STORES INCORPORATED                                                                          88,090
      2,904  FEDERATED DEPARTMENT STORES INCORPORATED+                                                                 115,289
      3,860  J C PENNEY COMPANY INCORPORATED                                                                            84,997
      4,134  MAY DEPARTMENT STORES COMPANY                                                                             136,133
      4,553  SEARS ROEBUCK & COMPANY                                                                                   247,228
     13,094  TARGET CORPORATION                                                                                        486,311
      7,794  TJX COMPANIES INCORPORATED                                                                                152,840
     64,232  WAL-MART STORES INCORPORATED                                                                            3,533,402

                                                                                                                     5,000,680
                                                                                                                  ------------

                                       28

SHARES       SECURITY NAME                                                                                           VALUE
HEALTH SERVICES - 0.36%
      7,423  HCA INCORPORATED                                                                                     $    352,593
      3,484  HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A+                                                         70,203
      5,682  HEALTHSOUTH CORPORATION+                                                                                   72,673
      1,448  MANOR CARE INCORPORATED+                                                                                   33,304
      4,706  TENET HEALTHCARE CORPORATION+                                                                             336,714

                                                                                                                       865,487
                                                                                                                  ------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.00%
        910  MCDERMOTT INTERNATIONAL INCORPORATED+                                                                       7,371
                                                                                                                  ------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.19%
      4,216  BED BATH & BEYOND INCORPORATED+                                                                           159,112
      4,629  BEST BUY COMPANY INCORPORATED+                                                                            168,033
      3,030  CIRCUIT CITY STORES - CIRCUIT CITY GROUP                                                                   56,813
      2,510  RADIOSHACK CORPORATION                                                                                     75,451

                                                                                                                       459,409
                                                                                                                  ------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.13%
      5,351  HILTON HOTELS CORPORATION                                                                                  74,379
      3,507  MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                               133,441
      2,879  STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                           94,690

                                                                                                                       302,510
                                                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.54%
      5,622  3M COMPANY                                                                                                691,506
      1,048  AMERICAN STANDARD COMPANIES INCORPORATED+                                                                  78,705
      5,136  APPLE COMPUTER INCORPORATED+                                                                               91,010
     23,653  APPLIED MATERIALS INCORPORATED+                                                                           449,880
      4,871  BAKER HUGHES INCORPORATED                                                                                 162,156
      1,162  BLACK & DECKER CORPORATION                                                                                 56,008
      4,966  CATERPILLAR INCORPORATED                                                                                  243,086
    105,726  CISCO SYSTEMS INCORPORATED+                                                                             1,474,878
        598  Cummins Incorporated                                                                                       19,794
      3,433  DEERE & COMPANY                                                                                           164,441
     37,483  DELL COMPUTER CORPORATION+                                                                                979,806
      2,928  DOVER CORPORATION                                                                                         102,480
      1,014  EATON CORPORATION                                                                                          73,769
     32,107  EMC CORPORATION+                                                                                          242,408
      4,679  GATEWAY INCORPORATED+                                                                                      20,775
     43,598  HEWLETT-PACKARD COMPANY                                                                                   666,177
     24,720  IBM CORPORATION                                                                                         1,779,840
      2,440  INGERSOLL-RAND COMPANY CLASS A                                                                            111,410
      1,301  INTERNATIONAL GAME TECHNOLOGY+                                                                             73,767
      2,853  JABIL CIRCUIT INCORPORATED+                                                                                60,227
      1,874  LEXMARK INTERNATIONAL INCORPORATED+                                                                       101,946
      1,772  PALL CORPORATION                                                                                           36,769
      8,365  PALM INCORPORATED+                                                                                         14,722

                                       29

SHARES       SECURITY NAME                                                                                           VALUE
      1,700  PARKER-HANNIFIN CORPORATION                                                                          $     81,243
      3,475  PITNEY BOWES INCORPORATED                                                                                 138,027
     11,883  SOLECTRON CORPORATION+                                                                                     73,080
      1,231  STANLEY WORKS                                                                                              50,483
      3,311  SYMBOL TECHNOLOGIES INCORPORATED                                                                           28,144
      6,828  UNITED TECHNOLOGIES CORPORATION                                                                           463,621

                                                                                                                     8,530,158
                                                                                                                  ------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.22%
      3,928  AON CORPORATION                                                                                           115,797
      2,444  HUMANA INCORPORATED+                                                                                       38,200
      3,954  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                   381,956

                                                                                                                       535,953
                                                                                                                  ------------

INSURANCE CARRIERS - 2.70%
      3,786  ACE LIMITED                                                                                               119,638
      2,107  AETNA INCORPORATED                                                                                        101,073
      7,481  AFLAC INCORPORATED                                                                                        239,392
     10,244  ALLSTATE CORPORATION                                                                                      378,823
      1,530  AMBAC FINANCIAL GROUP INCORPORATED                                                                        103,122
     37,731  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                               2,574,386
      2,476  CHUBB CORPORATION                                                                                         175,301
      2,034  CIGNA CORPORATION                                                                                         198,152
      2,343  CINCINNATI FINANCIAL CORPORATION                                                                          109,020
      4,996  CONSECO INCORPORATED+                                                                                       9,992
      3,573  HARTFORD FINANCIAL SERVICES GROUP                                                                         212,486
      2,169  JEFFERSON-PILOT CORPORATION                                                                               102,420
      4,252  JOHN HANCOCK FINANCIAL SERVICES INCORPORATED                                                              149,670
      2,701  LINCOLN NATIONAL CORPORATION                                                                              113,442
      2,730  LOEWS CORPORATION                                                                                         146,601
      2,133  MBIA INCORPORATED                                                                                         120,579
     10,187  METLIFE INCORPORATED                                                                                      293,386
      1,526  MGIC INVESTMENT CORPORATION                                                                               103,463
      3,176  PROGRESSIVE CORPORATION                                                                                   183,732
      1,846  SAFECO CORPORATION                                                                                         57,023
      3,008  ST PAUL COMPANIES                                                                                         117,071
      1,753  TORCHMARK CORPORATION                                                                                      66,965
      4,447  UNITEDHEALTH GROUP INCORPORATED                                                                           407,123
      3,508  UNUMPROVIDENT CORPORATION                                                                                  89,279
      2,094  WELLPOINT HEALTH NETWORKS INCORPORATED+                                                                   162,934
      1,957  XL CAPITAL LIMITED CLASS A                                                                                165,758

                                                                                                                     6,500,831
                                                                                                                  ------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.04%
      3,325  GEORGIA-PACIFIC CORPORATION                                                                                81,729
      1,510  LOUISIANA-PACIFIC CORPORATION                                                                              15,976

                                                                                                                        97,705
                                                                                                                  ------------

                                       30

SHARES       SECURITY NAME                                                                                           VALUE
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.41%
      6,704  AGILENT TECHNOLOGIES INCORPORATED+                                                                   $    160,092
      1,866  ALLERGAN INCORPORATED                                                                                     124,556
      3,067  APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                               59,776
        778  BAUSCH & LOMB INCORPORATED                                                                                 26,335
      8,680  BAXTER INTERNATIONAL INCORPORATED                                                                         385,739
      3,730  BECTON DICKINSON & COMPANY                                                                                128,499
      3,870  BIOMET INCORPORATED                                                                                       104,954
      5,862  BOSTON SCIENTIFIC CORPORATION+                                                                            171,874
        760  C R BARD INCORPORATED                                                                                      43,001
      2,180  DANAHER CORPORATION                                                                                       144,643
      4,209  EASTMAN KODAK COMPANY                                                                                     122,777
      4,418  GUIDANT CORPORATION+                                                                                      133,556
      2,731  KLA-TENCOR CORPORATION+                                                                                   120,137
     17,532  MEDTRONIC INCORPORATED                                                                                    751,246
        698  MILLIPORE CORPORATION                                                                                      22,322
      1,815  PERKINELMER INCORPORATED                                                                                   20,056
      5,750  RAYTHEON COMPANY                                                                                          234,313
      2,677  ROCKWELL AUTOMATION INCORPORATED                                                                           53,138
      1,272  ST JUDE MEDICAL INCORPORATED+                                                                              94,052
      2,850  STRYKER CORPORATION                                                                                       152,504
      1,317  TEKTRONIX INCORPORATED+                                                                                    24,641
      2,641  TERADYNE INCORPORATED+                                                                                     62,064
      2,489  THERMO ELECTRON CORPORATION+                                                                               41,069
      1,897  WATERS CORPORATION+                                                                                        50,650
     10,397  XEROX CORPORATION                                                                                          72,467
      2,804  ZIMMER HOLDINGS INCORPORATED+                                                                              99,991

                                                                                                                     3,404,452
                                                                                                                  ------------

METAL MINING - 0.21%
      7,813  BARRICK GOLD CORPORATION                                                                                  148,369
      2,084  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B+                                                       37,199
      2,632  INCO LIMITED+                                                                                              59,667
      5,657  NEWMONT MINING CORPORATION                                                                                148,949
      1,281  PHELPS DODGE CORPORATION                                                                                   52,777
      4,764  PLACER DOME INCORPORATED                                                                                   53,404

                                                                                                                       500,365
                                                                                                                  ------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
      1,465  VULCAN MATERIALS COMPANY                                                                                   63,845
                                                                                                                  ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.26%
      2,500  HASBRO INCORPORATED                                                                                        33,900
      6,300  MATTEL INCORPORATED                                                                                       132,363
      2,104  TIFFANY & COMPANY                                                                                          74,061
     28,836  TYCO INTERNATIONAL LIMITED                                                                                389,574

                                                                                                                       629,898
                                                                                                                  ------------

                                       31

SHARES       SECURITY NAME                                                                                           VALUE
MISCELLANEOUS RETAIL - 0.52%
      6,557  COSTCO WHOLESALE CORPORATION+                                                                        $    253,231
      5,660  CVS CORPORATION                                                                                           173,196
      4,453  OFFICE DEPOT INCORPORATED+                                                                                 74,810
      6,751  STAPLES INCORPORATED+                                                                                     132,995
      3,039  TOYS R U.S. INCORPORATED+                                                                                  53,091
     14,778  WALGREEN COMPANY                                                                                          570,874

                                                                                                                     1,258,197
                                                                                                                  ------------

MOTION PICTURES - 0.23%
     29,467  WALT DISNEY COMPANY                                                                                       556,926
                                                                                                                  ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.51%
     19,205  AMERICAN EXPRESS COMPANY                                                                                  697,526
      3,175  CAPITAL ONE FINANCIAL CORPORATION                                                                         193,834
      1,785  COUNTRYWIDE CREDIT INDUSTRIES INCORPORATED                                                                 86,126
     10,036  FHLMC                                                                                                     614,203
     14,400  FNMA                                                                                                    1,062,000
      6,592  HOUSEHOLD INTERNATIONAL INCORPORATED                                                                      327,622
     12,300  MBNA CORPORATION                                                                                          406,761
      4,169  PROVIDIAN FINANCIAL CORPORATION                                                                            24,514
      2,243  SLM CORPORATION                                                                                           217,347

                                                                                                                     3,629,933
                                                                                                                  ------------

OIL & GAS EXTRACTION - 0.67%
      3,586  ANADARKO PETROLEUM CORPORATION                                                                            176,790
      2,074  APACHE CORPORATION                                                                                        119,214
      2,262  BJ SERVICES COMPANY+                                                                                       76,637
      2,905  BURLINGTON RESOURCES INCORPORATED                                                                         110,390
      2,258  DEVON ENERGY CORPORATION                                                                                  111,274
      1,676  EOG RESOURCES INCORPORATED                                                                                 66,537
      1,448  KERR-MCGEE CORPORATION                                                                                     77,540
      2,081  NABORS INDUSTRIES LIMITED+                                                                                 73,147
      1,942  NOBLE CORPORATION+                                                                                         74,961
      5,414  OCCIDENTAL PETROLEUM CORPORATION                                                                          162,366
      1,356  ROWAN COMPANIES INCORPORATED                                                                               29,086
      8,334  SCHLUMBERGER LIMITED                                                                                      387,531
      4,609  TRANSOCEAN INCORPORATED                                                                                   143,570

                                                                                                                     1,609,043
                                                                                                                  ------------

PAPER & ALLIED PRODUCTS - 0.43%
        765  BEMIS COMPANY INCORPORATED                                                                                 36,338
        840  BOISE CASCADE CORPORATION                                                                                  29,005
      6,973  INTERNATIONAL PAPER COMPANY                                                                               303,883
      7,493  KIMBERLY-CLARK CORPORATION                                                                                464,566
      2,886  MEADWESTVACO CORPORATION                                                                                   96,854
      2,284  PACTIV CORPORATION+                                                                                        54,131
        765  TEMPLE-INLAND INCORPORATED                                                                                 44,263

                                                                                                                     1,029,040
                                                                                                                  ------------

                                       32

SHARES       SECURITY NAME                                                                                           VALUE
PERSONAL SERVICES - 0.10%
      2,453  CINTAS CORPORATION                                                                                   $    121,178
      2,650  H&R BLOCK INCORPORATED                                                                                    122,298

                                                                                                                       243,476
                                                                                                                  ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.35%
      1,285  AMERADA HESS CORPORATION                                                                                  106,013
      1,002  ASHLAND INCORPORATED                                                                                       40,581
     15,415  CHEVRONTEXACO CORPORATION                                                                               1,364,228
      9,050  CONOCO INCORPORATED                                                                                       251,590
     97,935  EXXON MOBIL CORPORATION                                                                                 4,007,500
      4,472  MARATHON OIL CORPORATION                                                                                  121,281
      5,528  PHILLIPS PETROLEUM COMPANy                                                                                325,489
     30,671  ROYAL DUTCH PETROLEUM COMPANY NY SHARES                                                                 1,695,186
      1,101  SUNOCO INCORPORATED                                                                                        39,229
      3,532  UNOCAL CORPORATION                                                                                        130,472

                                                                                                                     8,081,569
                                                                                                                  ------------

PRIMARY METAL INDUSTRIES - 0.32%
      4,639  ALCAN INCORPORATED                                                                                        174,055
     12,226  ALCOA INCORPORATED                                                                                        405,292
      1,164  ALLEGHENY TECHNOLOGIES INCORPORATED                                                                        18,449
      1,871  ENGELHARD CORPORATION                                                                                      52,987
      1,127  NUCOR CORPORATION                                                                                          73,300
      1,462  UNITED STATES STEEL CORPORATION                                                                            29,079
      1,234  WORTHINGTON INDUSTRIES INCORPORATED                                                                        22,335

                                                                                                                       775,497
                                                                                                                  ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
        941  AMERICAN GREETINGS CORPORATION CLASS A                                                                     15,677
      1,216  DOW JONES & COMPANY INCORPORATED                                                                           58,915
      3,850  GANNETT COMPANY INCORPORATED                                                                              292,215
      1,203  KNIGHT-RIDDER INCORPORATED                                                                                 75,729
      2,801  MCGRAW-HILL COMPANIES INCORPORATED                                                                        167,220
        716  MEREDITH CORPORATION                                                                                       27,459
      2,188  NEW YORK TIMES COMPANY CLASS A                                                                            112,682
      1,636  RR DONNELLEY & SONS COMPANY                                                                                45,072
      4,347  TRIBUNE COMPANY                                                                                           189,095
     25,524  VIACOM INCORPORATED CLASS B+                                                                            1,132,500

                                                                                                                     2,116,564
                                                                                                                  ------------

RAILROAD TRANSPORTATION - 0.26%
      5,531  BURLINGTON NORTHERN SANTA FE CORPORATION                                                                  165,930
      3,067  CSX CORPORATION                                                                                           106,762
      5,604  NORFOLK SOUTHERN CORPORATION                                                                              131,022
      3,637  UNION PACIFIC CORPORATION                                                                                 230,149

                                                                                                                       633,863
                                                                                                                  ------------

                                       33

SHARES       SECURITY NAME                                                                                           VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.15%
      1,056  COOPER TIRE & RUBBER COMPANY                                                                         $     21,701
      2,358  GOODYEAR TIRE & RUBBER COMPANY                                                                             44,118
      3,876  NIKE INCORPORATED CLASS B                                                                                 207,947
        859  REEBOK INTERNATIONAL LIMITED+                                                                              25,341
      1,212  SEALED AIR CORPORATION+                                                                                    48,807
        841  TUPPERWARE CORPORATION                                                                                     17,484

                                                                                                                       365,398
                                                                                                                  ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.83%
      1,439  BEAR STEARNS COMPANIES INCORPORATED                                                                        87,851
     19,802  CHARLES SCHWAB CORPORATION                                                                                221,782
      3,782  FRANKLIN RESOURCES INCORPORATED                                                                           161,264
      3,524  LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                     220,320
     12,457  MERRILL LYNCH & COMPANY INCORPORATED                                                                      504,509
     15,908  MORGAN STANLEY                                                                                            685,317
      3,211  STILWELL FINANCIAL INCORPORATED                                                                            58,440
      1,787  T ROWE PRICE GROUP INCORPORATED                                                                            58,757

                                                                                                                     1,998,240
                                                                                                                  ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.02%
     13,721  CORNING INCORPORATED                                                                                       48,710
                                                                                                                  ------------

TOBACCO PRODUCTS - 0.59%
     30,896  PHILIP MORRIS COMPANIES INCORPORATED                                                                    1,349,537
      2,439  UST INCORPORATED                                                                                           82,926

                                                                                                                     1,432,463
                                                                                                                  ------------

TRANSPORTATION BY AIR - 0.20%
      2,240  AMR CORPORATION+                                                                                           37,766
      1,780  DELTA AIRLINES INCORPORATED                                                                                35,600
      4,309  FEDEX CORPORATION                                                                                         230,101
     11,143  SOUTHWEST AIRLINES COMPANY                                                                                180,071

                                                                                                                       483,538
                                                                                                                  ------------

TRANSPORTATION EQUIPMENT - 1.35%
     12,113  BOEING COMPANY                                                                                            545,085
      1,300  BRUNSWICK CORPORATION                                                                                      36,400
      2,145  DANA CORPORATION                                                                                           39,232
      8,100  DELPHI CORPORATION                                                                                        106,920
     26,177  FORD MOTOR COMPANY                                                                                        418,832
      2,913  GENERAL DYNAMICS CORPORATION                                                                              309,798
      8,099  GENERAL MOTORS CORPORATION                                                                                432,892
      2,516  GENUINE PARTS COMPANY                                                                                      87,733
      1,473  GOODRICH CORPORATION                                                                                       40,242
      4,371  HARLEY-DAVIDSON INCORPORATED                                                                              224,101
     11,807  HONEYWELL INTERNATIONAL INCORPORATED                                                                      415,961
      1,310  ITT INDUSTRIES INCORPORATED                                                                                92,486

                                       34

SHARES       SECURITY NAME                                                                                           VALUE
        873  NAVISTAR INTERNATIONAL CORPORATION                                                                   $     27,936
      1,629  NORTHROP GRUMMAN CORPORATION                                                                              203,625
      1,673  PACCAR INCORPORATED                                                                                        74,264
      2,020  TEXTRON INCORPORATED                                                                                       94,738
      1,840  TRW INCORPORATED                                                                                          104,512

                                                                                                                     3,254,757
                                                                                                                  ------------

TRANSPORTATION SERVICES - 0.03%
      2,086  SABRE HOLDINGS CORPORATION+                                                                                74,679
                                                                                                                  ------------

WATER TRANSPORTATION - 0.10%
      8,469  CARNIVAL CORPORATION                                                                                      234,507
                                                                                                                  ------------

WHOLESALE TRADE-DURABLE GOODS - 0.98%
      1,352  GRAINGER (W W) INCORPORATED                                                                                67,735
     43,483  JOHNSON & JOHNSON                                                                                       2,272,422
      1,889  VISTEON CORPORATION                                                                                        26,824

                                                                                                                     2,366,981
                                                                                                                  ------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.73%
      1,515  AMERISOURCEBERGEN CORPORATION                                                                             115,140
        986  BROWN-FORMAN CORPORATION CLASS B                                                                           68,073
      6,522  CARDINAL HEALTH INCORPORATED                                                                              400,516
      4,151  MCKESSON CORPORATION                                                                                      135,738
      6,979  SAFEWAY INCORPORATED+                                                                                     203,717
      1,923  SUPERVALU INCORPORATED                                                                                     47,171
      9,579  SYSCO CORPORATION                                                                                         260,740
      8,254  UNILEVER NV NY SHARES                                                                                     534,859

                                                                                                                     1,765,954
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $167,912,488)                                                                             130,759,802
                                                                                                                  ------------

REAL ESTATE INVESTMENT TRUST - 0.20%
      6,019  EQUITY OFFICE PROPERTIES TRUST                                                                            181,172
      3,965  EQUITY RESIDENTIAL                                                                                        113,994
      2,667  PLUM CREEK TIMBER COMPANY                                                                                  81,610
      2,542  SIMON PROPERTY GROUP INCORPORATED                                                                          93,673

TOTAL REAL ESTATE INVESTMENT TRUST (COST $470,858)                                                                     470,449
                                                                                                                  ------------

                                       35

PRINCIPAL    SECURITY NAME                                                        INTEREST RATE    MATURITY DATE       VALUE
U.S. TREASURY BONDS - 36.95%
$ 3,990,000  U.S. TREASURY BONDS                                                      7.25%           8/15/22     $  4,752,736
  1,510,000  U.S. TREASURY BONDS                                                      7.63           11/15/22        1,868,951
  5,122,000  U.S. TREASURY BONDS                                                      7.13            2/15/23        6,028,701
  5,060,000  U.S. TREASURY BONDS                                                      6.25            8/15/23        5,421,421
  5,420,000  U.S. TREASURY BONDS                                                      7.50           11/15/24        6,671,603
  2,420,000  U.S. TREASURY BONDS                                                      7.63            2/15/25        3,019,100
  2,320,000  U.S. TREASURY BONDS                                                      6.88            8/15/25        2,673,881
  7,337,000  U.S. TREASURY BONDS                                                      6.00            2/15/26        7,631,602
  3,010,000  U.S. TREASURY BONDS                                                      6.75            8/15/26        3,426,226
  2,770,000  U.S. TREASURY BONDS                                                      6.50           11/15/26        3,063,307
  3,700,000  U.S. TREASURY BONDS                                                      6.63            2/15/27        4,154,397
  4,660,000  U.S. TREASURY BONDS                                                      6.38            8/15/27        5,082,089
  8,478,000  U.S. TREASURY BONDS                                                      6.13           11/15/27        8,965,196
  2,930,000  U.S. TREASURY BONDS                                                      5.50            8/15/28        2,852,698
  2,380,000  U.S. TREASURY BONDS                                                      5.25           11/15/28        2,237,708
  1,740,000  U.S. TREASURY BONDS                                                      5.25            2/15/29        1,636,851
  2,520,000  U.S. TREASURY BONDS                                                      6.13            8/15/29        2,676,389
 10,933,000  U.S. TREASURY BONDS                                                      6.25            5/15/30       11,843,084
  5,201,000  U.S. TREASURY BONDS                                                      5.38            2/15/31        5,092,918

TOTAL U.S. TREASURY BONDS (COST $85,801,508)                                                                        89,098,858
                                                                                                                  ------------

SHORT-TERM INVESTMENTS - 8.00%

REPURCHASE AGREEMENTS - 6.31%
 15,218,277  BANC OF AMERICA SECURITIES - 102% COLLATERALIZED BY
             U.S. GOVERNMENT SECURITIES                                               1.98%            7/1/02       15,218,277

U.S. TREASURY BILLS - 1.69%
    980,000  U.S. TREASURY BILLS#                                                     1.83^          10/10/02          975,463
  3,125,000  U.S. TREASURY BILLS#                                                     1.76^          12/19/02        3,099,766

                                                                                                                     4,075,229
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS (COST $19,292,761)                                                                     19,293,506
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $273,477,615)*                            99.39%                                                            $239,622,615

OTHER ASSETS AND LIABILITIES, NET                0.61                                                                1,479,870
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $241,102,485
                                               ======                                                             ============

+  NON-INCOME EARNING SECURITIES.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS. (SEE NOTE 2).
^  YIELD TO MATURITY.
++ SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,046,661.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                 $ 17,191,548
   GROSS UNREALIZED DEPRECIATION                                  (51,046,548)
                                                                 ------------
   NET UNREALIZED DEPRECIATION                                   $(33,855,000)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST CORPORATE BOND FUND

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
CORPORATE BONDS & NOTES - 86.68%

AGRICULTURAL PRODUCTION-LIVESTOCK & ANIMAL SPECIALTIES - 0.39%
$  265,000  PILGRIM'S PRIDE CORPORATION                                                          9.63%       09/15/11   $   272,950
                                                                                                                        -----------

AMUSEMENT & RECREATION SERVICES - 1.42%
   320,000  HERBST GAMING INCORPORATED SERIES B                                                 10.75        09/01/08       336,800
   250,000  HOLLYWOOD PARK INCORPORATED SERIES B                                                 9.25        02/15/07       223,750
   220,000  INTRAWEST CORPORATION                                                               10.50        02/01/10       228,800
   115,000  PARK PLACE ENTERTAINMENT CORPORATION                                                 9.38        02/15/07       120,175
    90,000  VENETIAN CASINO(X)                                                                  11.00        06/15/10        90,563

                                                                                                                          1,000,088
                                                                                                                        -----------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.32%
   220,000  COLLINS & AIKMAN PRODUCTS(X)                                                        10.75        12/31/11       221,100
                                                                                                                        -----------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.88%
    90,000  BEAZER HOMES USA(X)                                                                  8.38        04/15/12        90,900
    90,000  DR HORTON INCORPORATED                                                              10.00        04/15/06        92,025
    10,000  DR HORTON INCORPORATED                                                               8.00        02/01/09         9,950
   130,000  DR HORTON INCORPORATED(X)                                                            8.50        04/15/12       130,487
   290,000  KB HOME                                                                              9.50        02/15/11       297,975

                                                                                                                            621,337
                                                                                                                        -----------

BUSINESS SERVICES - 2.33%
   765,000  CENDANT CORPORATION                                                                  6.88        08/15/06       769,397
    45,000  HANOVER EQUIPMENT TRUST(X)                                                           8.50        09/01/08        41,625
   700,000  ORACLE CORPORATION                                                                   6.72        02/15/04       735,033
    95,000  SESI LLC                                                                             8.88        05/15/11        95,950

                                                                                                                          1,642,005
                                                                                                                        -----------

CHEMICALS & ALLIED PRODUCTS - 6.91%
   460,000  AMERICAN HOME PRODUCTS CORPORATION                                                   7.25        03/01/23       482,209
   270,000  ATHENA NEURO FINANCE LLC                                                             7.25        02/21/08       233,342
    80,000  BIOVAIL CORPORATION                                                                  7.88        04/01/10        77,200
   190,000  DOW CHEMICAL COMPANY                                                                 6.13        02/01/11       191,437
   310,000  E I DU PONT DE NEMOURS & COMPANY                                                     6.88        10/15/09       340,020
    90,000  EQUISTAR CHEMICAL                                                                   10.13        09/01/08        85,950
   120,000  GEORGIA GULF CORPORATION                                                            10.38        11/01/07       128,400
   325,000  IMC GLOBAL INCORPORATED SERIES B                                                    11.25        06/01/11       351,000
    65,000  LYONDELL CHEMICAL COMPANY                                                            9.50        12/15/08        60,450
    40,000  LYONDELL CHEMICAL COMPANY SERIES B                                                   9.88        05/01/07        38,300
   100,000  MACDERMID INCORPORATED                                                               9.13        07/15/11       105,000
 1,250,000  MERCK & COMPANY INCORPORATED                                                         6.40        03/01/28     1,254,573
    40,000  METHANEX CORPORATION                                                                 8.75        08/15/12        40,800
   235,000  MILLENNIUM AMERICA INCORPORATED                                                      9.25        06/15/08       239,700
    90,000  OM GROUP INCORPORATED                                                                9.25        12/15/11        93,150

                                       37

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
$1,000,000  PFIZER INCORPORATED                                                                  5.63%       02/01/06   $ 1,054,510
    80,000  VICAR OPERATING INCORPORATED                                                         9.88        12/01/09        84,000

                                                                                                                          4,860,041
                                                                                                                        -----------

COMMUNICATIONS - 7.22%
   210,000  ADELPHIA COMMUNICATIONS SERIES B(#)                                                  0.50        07/15/04        84,000
   220,000  AMERICAN TOWER CORPORATION                                                           9.38        02/01/09       121,000
   450,000  AT&T WIRELESS SERVICES INCORPORATED                                                  7.88        03/01/11       363,482
   235,000  AVAYA INCORPORATED                                                                  11.13        04/01/09       215,025
   325,000  BRITISH TELECOMMUNICATIONS PLC                                                       7.88        12/15/05       347,785
   100,000  CHARTER COMMUNICATIONS HOLDINGS LLC                                                  8.63        04/01/09        67,000
   115,000  CITIZENS COMMUNICATIONS COMPANY                                                      9.25        05/15/11       109,176
   700,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                            7.65        09/15/10       715,669
   450,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                            7.25        10/15/27       411,281
   700,000  COMCAST CABLE COMMUNICATIONS                                                         6.20        11/15/08       634,983
   115,000  CORUS ENTERTAINMENT INC                                                              8.75        03/01/12       115,000
   120,000  CROWN CASTLE INTERNATIONAL CORPORATION                                              10.75        08/01/11        79,200
    25,000  CSC HOLDINGS INCORPORATED                                                           10.50        05/15/16        18,750
    15,000  ENTERCOM RADIO                                                                       7.63        03/01/14        14,888
    75,000  ENTRAVISION COMMUNICATIONS CORPORATION(X)                                            8.13        03/15/09        75,375
    70,000  GLOBE TELECOM(X)                                                                     9.75        04/15/12        70,700
   100,000  MEDIACOM LLC                                                                         9.50        01/15/13        86,500
   270,000  NEXTEL COMMUNICATIONS                                                                9.38        11/15/09       137,025
   250,000  ROGERS CANTEL INCORPORATED                                                           8.80        10/01/07       162,500
    90,000  SINCLAIR BROADCAST GROUP                                                             8.75        12/15/11        90,000
   275,000  SPRINT CAPITAL CORPORATION                                                           6.13        11/15/08       210,439
   600,000  TELE-COMMUNICATIONS INCORPORATED                                                     9.80        02/01/12       653,212
   185,000  TELUS CORPORATION                                                                    7.50        06/01/07       165,982
    43,000  VOICESTREAM WIRELESS CORPORATION                                                    10.38        11/15/09        41,280
    90,000  YOUNG BROADCASTING INCORPORATED(X)                                                   8.50        12/15/08        89,550

                                                                                                                          5,079,802
                                                                                                                        -----------

DEPOSITORY INSTITUTIONS - 5.67%
   500,000  BANK ONE CORPORATION                                                                 7.88        08/01/10       567,218
   500,000  BANK UNITED                                                                          8.00        03/15/09       551,631
   605,000  JP MORGAN CHASE & COMPANY                                                            6.75        02/01/11       627,089
   800,000  NATIONSBANK CORPORATION                                                              7.80        09/15/16       897,956
   700,000  POPULAR NORTH AMERICA INCORPORATED                                                   6.63        01/15/04       731,668
   410,000  WASHINGTON MUTUAL FINANCE                                                            6.25        05/15/06       425,576
   190,000  WESTERN FINANCIAL BANK                                                               9.63        05/15/12       190,000

                                                                                                                          3,991,138
                                                                                                                        -----------

EATING & DRINKING PLACES - 0.08%
    55,000  TRICON GLOBAL RESTAURANT                                                             8.88        04/15/11        58,300
                                                                                                                        -----------

                                       38

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
ELECTRIC, GAS & SANITARY SERVICES - 5.90%
$  260,000  AES CORPORATION                                                                      8.88%       02/15/11   $   161,200
   295,000  ALLIED WASTE NORTH AMERICA SERIES B                                                  8.88        04/01/08       289,100
   355,000  AMERICAN ELECTRIC POWER COMPANY SERIES A                                             6.13        05/15/06       361,617
   185,000  BRL UNIVERSAL EQUIPMENT                                                              8.88        02/15/08       183,150
   770,000  DOMINION RESOURCES INCORPORATED SERIES A                                             8.13        06/15/10       864,719
   165,000  DUKE ENERGY FIELD SERVICES                                                           7.88        08/16/10       175,117
   325,000  EL PASO ENERGY PARTNERS SERIES B                                                     8.50        06/01/11       323,375
   105,000  IESI CORPORATION(X)                                                                 10.25        06/15/12       105,000
   355,000  PROGRESS ENERGY INCORPORATED                                                         7.10        03/01/11       375,027
   700,000  REPUBLIC SERVICES INCORPORATED                                                       7.13        05/15/09       735,802
   105,000  SYNAGRO TECHNOLOGIES INCORPORATED(X)                                                 9.50        04/01/09       107,625
   155,000  TXU CORPORATION SERIES J                                                             6.38        06/15/06       159,419
   300,000  WASTE MANAGEMENT INCORPORATED                                                        7.38        08/01/10       311,505

                                                                                                                          4,152,656
                                                                                                                        -----------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 1.23%
    60,000  AMKOR TECHNOLOGY INCORPORATED                                                        9.25        02/15/08        48,900
   375,000  CALPINE CORPORATION                                                                  8.63        08/15/10       243,750
   245,000  FAIRCHILD SEMICONDUCTOR                                                             10.50        02/01/09       260,925
   180,000  ON SEMICONDUCTOR CORPORATION(X)                                                     12.00        05/15/08       156,600
    85,000  SOLECTRON CORPORATION                                                                9.63        02/15/09        77,350
    75,000  STONERIDGE INCORPORATED(X)                                                          11.50        05/01/12        75,750

                                                                                                                            863,275
                                                                                                                        -----------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.86%
   500,000  LOCKHEED MARTIN CORPORATION                                                          8.50        12/01/29       603,521
                                                                                                                        -----------

FOOD & KINDRED PRODUCTS - 4.70%
 1,142,000  ANHEUSER-BUSCH COMPANIES INCORPORATED                                                9.00        12/01/09     1,398,354
   140,000  CANANDAIGUA BRANDS INCORPORATED                                                      8.63        08/01/06       147,000
   200,000  CONAGRA FOODS INCORPORATED                                                           6.75        09/15/11       211,042
   200,000  GENERAL MILLS INCORPORATED                                                           6.00        02/15/12       198,117
   165,000  KELLOGG COMPANY SERIES B                                                             7.45        04/01/31       181,343
   370,000  KRAFT FOODS INCORPORATED                                                             6.50        11/01/31       366,131
   435,000  LAND O LAKES INCORPORATED(X)                                                         8.75        11/15/11       408,900
   270,000  PEPSI BOTTLING GROUP INCORPORATED SERIES B                                           7.00        03/01/29       287,319
   100,000  TYSON FOODS INCORPORATED                                                             8.25        10/01/11       110,326

                                                                                                                          3,308,532
                                                                                                                        -----------

FOOD STORES - 2.45%
   375,000  ALBERTSON'S INCORPORATED                                                             7.50        02/15/11       408,958
   100,000  DELHAIZE AMERICA INCORPORATED                                                        8.13        04/15/11       105,396
   310,000  INGLES MARKETS INCORPORATED                                                          8.88        12/01/11       308,450
   205,000  KROGER COMPANY                                                                       6.75        04/15/12       212,233
   270,000  MARSH SUPERMARKET INCORPORATED SERIES B                                              8.88        08/01/07       265,950
   410,000  SAFEWAY INCORPORATED                                                                 6.50        03/01/11       422,435

                                                                                                                          1,723,422
                                                                                                                        -----------

                                       39

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
FORESTRY - 0.22%
$  150,000  TEMBEC INDUSTRIES INCORPORATED                                                       8.63%       06/30/09   $   154,500
                                                                                                                        -----------

GENERAL MERCHANDISE STORES - 1.41%
   900,000  WAL-MART STORES INCORPORATED                                                         6.88        08/10/09       988,631
                                                                                                                        -----------

HEALTH SERVICES - 0.52%
   205,000  HCA INCORPORATED                                                                     8.75        09/01/10       231,334
   130,000  ROTECH HEALTHCARE INCORPORATED(X)                                                    9.50        04/01/12       132,600

                                                                                                                            363,934
                                                                                                                        -----------

HOLDING & OTHER INVESTMENT OFFICES - 2.18%
   305,000  AMERICAN ACHIEVEMENT CORPORATION SERIES B                                           11.63        01/01/07       314,531
   335,000  CAPITAL ONE FINANCIAL                                                                8.75        02/01/07       337,478
    65,000  DURA OPERATING CORPORATION(X)                                                        8.63        04/15/12        65,325
   315,000  ISTAR FINANCIAL INCORPORATED                                                         8.75        08/15/08       312,244
    75,000  JOHNSONDIVERSEY INCORPORATED(X)                                                      9.63        05/15/12        78,375
   170,000  RFS PARTNERSHIP LP                                                                   9.75        03/01/12       171,700
   165,000  TECHNICAL OLYMPIC USA INCORPORATED                                                   9.00        07/01/10       162,525
    90,000  VENTAS REALTY LP CAPITAL CORPORATION(X)                                              9.00        05/01/12        92,250

                                                                                                                          1,534,428
                                                                                                                        -----------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.15%
   100,000  VON HOFFMAN CORPORATION(X)                                                          10.25        03/15/09       102,500
                                                                                                                        -----------

HOTELS, LODGING - 0.04%
    30,000  FELCOR LODGING LP                                                                    9.50        09/15/08        30,450
                                                                                                                        -----------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.93%
   125,000  HOST MARRIOTT LP SERIES G                                                            9.25        10/01/07       125,625
   150,000  HOST MARRIOTT LP SERIES I                                                            9.50        01/15/07       151,313
   375,000  STATION CASINOS INCORPORATED                                                         8.88        12/01/08       380,625

                                                                                                                            657,563
                                                                                                                        -----------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.14%
   130,000  AES DRAX ENERGY LIMITED SERIES B                                                    11.50        08/30/10        53,300
   195,000  AGCO CORPORATION                                                                     9.50        05/01/08       206,213
    95,000  BRIGGS & STRATTON CORPORATION                                                        8.88        03/15/11        99,750
   375,000  CATERPILLAR FINANCIAL SERVICE CORPORATION                                            5.95        05/01/06       392,802
 1,050,000  DELL COMPUTER CORPORATION                                                            7.10        04/15/28     1,059,787
   325,000  IBM CORPORATION                                                                      6.50        01/15/28       318,257
    75,000  JOY GLOBAL INCORPORATED SERIES B                                                     8.75        03/15/12        76,688

                                                                                                                          2,206,797
                                                                                                                        -----------

INSURANCE CARRIERS - 1.87%
 1,075,000  AMBAC INCORPORATED                                                                   9.38        08/01/11     1,318,396
                                                                                                                        -----------

                                       40

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.11%
$   25,000  LOUISIANA PACIFIC CORPORATION                                                        8.50%       08/15/05   $    26,369
    45,000  LOUISIANA PACIFIC CORPORATION                                                       10.88        11/15/08        49,500

                                                                                                                             75,869
                                                                                                                        -----------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.55%
    90,000  HANGER ORTHOPEDIC GROUP                                                             10.38        02/15/09        93,600
   205,000  RAYTHEON COMPANY                                                                     6.75        08/15/07       217,740
    75,000  SYBRON DENTAL SPECIALTIES(X)                                                         8.13        06/15/12        74,250

                                                                                                                            385,590
                                                                                                                        -----------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.26%
   175,000  COMPASS MINERALS GROUP                                                              10.00        08/15/11       184,625
                                                                                                                        -----------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.29%
   200,000  STEINWAY MUSICAL INSTRUMENTS                                                         8.75        04/15/11       203,000
                                                                                                                        -----------

MISCELLANEOUS RETAIL - 0.07%
    45,000  AMERIGAS PARTNERS LP                                                                 8.88        05/20/11        46,800
                                                                                                                        -----------

MOTION PICTURES - 1.02%
   300,000  TIME WARNER INCORPORATED                                                             7.97        08/15/04       315,632
   375,000  WALT DISNEY COMPANY SERIES B                                                         6.75        03/30/06       398,453

                                                                                                                            714,085
                                                                                                                        -----------

NONDEPOSITORY CREDIT INSTITUTIONS - 10.68%
   255,000  CIT GROUP INCORPORATED                                                               7.63        08/16/05       251,195
 1,350,000  COUNTRYWIDE HOME LOANS INCORPORATED SERIES H                                         6.25        04/15/09     1,381,590
 1,400,000  FORD MOTOR CREDIT COMPANY                                                            7.38        02/01/11     1,418,047
 1,592,000  GENERAL ELECTRIC CAPITAL CORPORATION                                                 8.63        06/15/08     1,867,199
   605,000  GENERAL MOTORS ACCEPTANCE CORPORATION                                                5.85        01/14/09       583,648
   405,000  HELLER FINANCIAL INCORPORATION                                                       6.38        03/15/06       432,201
 1,200,000  HOUSEHOLD FINANCE CORPORATION                                                        8.00        07/15/10     1,267,465
   300,000  INTERNATIONAL LEASE FINANCE CORPORATION                                              5.75        10/15/06       309,500

                                                                                                                          7,510,845
                                                                                                                        -----------

OIL & GAS EXTRACTION - 1.95%
   700,000  CANADIAN OCCIDENTAL PETROLEUM                                                        7.13        02/04/04       732,509
    50,000  CHESAPEAKE ENERGY CORPORATION                                                        8.13        04/01/11        49,125
    35,000  KEY ENERGY SERVICES INCORPORATED SERIES C                                            8.38        03/01/08        35,875
   100,000  OCEAN ENERGY INCORPORATED SERIES B                                                   8.88        07/15/07       104,250
   100,000  PIONEER NATURAL RESOURCE COMPANY                                                     9.63        04/01/10       109,908
    34,000  VINTAGE PETROLEUM INCORPORATED                                                       9.00        12/15/05        33,660
    75,000  VINTAGE PETROLEUM INCORPORATED(X)                                                    8.25        05/01/12        73,688
   235,000  WESTERN OIL SANDS INCORPORATED(X)                                                    8.38        05/01/12       235,588

                                                                                                                          1,374,603
                                                                                                                        -----------

                                       41

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
PAPER & ALLIED PRODUCTS - 0.92%
$  185,000  APPLETON PAPERS INCORPORATED(X)                                                     12.50%       12/15/08   $   182,225
    75,000  GRAPHIC PACKAGING CORPORATION(X)                                                     8.63        02/15/12        77,438
    90,000  NORSKE SKOG CANADA LIMITED                                                           8.63        06/15/11        92,250
    60,000  PLASTIPAK HOLDINGS INCORPORATED                                                     10.75        09/01/11        65,850
    50,000  POTLATCH CORPORATION                                                                10.00        07/15/11        54,750
   175,000  TRIMAS CORPORATION(X)                                                                9.88        06/15/12       174,563

                                                                                                                            647,076
                                                                                                                        -----------

PERSONAL SERVICES - 0.39%
   270,000  COINMACHINE CORPORATION(X)                                                           9.00        02/01/10       274,050
                                                                                                                        -----------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.65%
 1,430,000  AMOCO COMPANY                                                                        6.50        08/01/07     1,544,073
   715,000  ATLANTIC RICHFIELD COMPANY                                                           5.90        04/15/09       742,342
   180,000  PENNZOIL-QUAKER STATE                                                               10.00        11/01/08       210,825
    75,000  TESORO PETROLEUM CORPORATION(X)                                                      9.63        04/01/12        68,625

                                                                                                                          2,565,865
                                                                                                                        -----------

PIPELINES, EXCEPT NATURAL GAS - 1.12%
   765,000  KINDER MORGAN ENERGY PARTNERS                                                        6.75        03/15/11       787,177
                                                                                                                        -----------

PRIMARY METAL INDUSTRIES - 0.58%
    45,000  AK STEEL CORPORATION                                                                 9.13        12/15/06        47,052
   255,000  CENTURY ALUMINUM COMPANY                                                            11.75        04/15/08       274,125
    85,000  INTERMET CORPORATION(X)                                                              9.75        06/15/09        85,213

                                                                                                                            406,390
                                                                                                                        -----------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.40%
   105,000  AMERICAN GREETINGS CORPORATION                                                      11.75        07/15/08       114,975
   280,000  GARDEN STATE NEWSPAPERS INCORPORATED SERIES B                                        8.75        10/01/09       276,500
    40,000  HOLLINGER INTERNATIONAL PUBLISHING                                                   9.25        03/15/07        41,200
   115,000  MAIL-WELL I CORPORATION(X)                                                           9.63        03/15/12       115,575
   255,000  NEWS AMERICA HOLDINGS                                                                8.88        04/26/23       270,148
   800,000  VIACOM INCORPORATED CLASS B                                                          7.88        07/30/30       868,732

                                                                                                                          1,687,130
                                                                                                                        -----------

RAILROAD TRANSPORTATION - 0.73%
   325,000  KANSAS CITY SOUTHERN                                                                 9.50        10/01/08       351,406
   170,000  TFM SA DE CV(X)                                                                     12.50        06/15/12       160,650

                                                                                                                            512,056
                                                                                                                        -----------

REAL ESTATE - 1.57%
    75,000  CORRECTIONS CORPORATION OF AMERICA(X)                                                9.88        05/01/09        77,250
   650,000  EOP OPERATING LP                                                                     7.75        11/15/07       712,046
   305,000  SENIOR HOUSING TRUST                                                                 8.63        01/15/12       314,150

                                                                                                                          1,103,446
                                                                                                                        -----------

                                       42

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.13%
$   90,000  FOAMEX INTERNATIONAL INCORPORATED                                                   10.75%       04/01/09   $    91,800
                                                                                                                        -----------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.42%
 1,400,000  CITIGROUP INCORPORATED                                                               7.25        10/01/10     1,523,889
 1,000,000  GOLDMAN SACHS GROUP INCORPORATED                                                     6.65        05/15/09     1,027,473
   520,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                                7.75        01/15/05       559,003
   635,000  MORGAN STANLEY DEAN WITTER & COMPANY                                                 8.00        06/15/10       704,012

                                                                                                                          3,814,377
                                                                                                                        -----------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.26%
   190,000  OWENS-ILLINOIS INCORPORATED                                                          7.85        05/15/04       182,875
                                                                                                                        -----------

TRANSPORTATION BY AIR - 0.09%
    60,000  PETROLEUM HELICOPTERS SERIES B                                                       9.38        05/01/09        61,500
                                                                                                                        -----------

TRANSPORTATION EQUIPMENT - 1.34%
    85,000  ASBURY AUTOMOTIVE GROUP(X)                                                           9.00        06/15/12        82,025
   410,000  BOEING CAPITAL CORPORATION                                                           6.10        03/01/11       418,043
    60,000  DANA CORPORATION(X)                                                                 10.13        03/15/10        61,200
   125,000  DANA CORPORATION                                                                     9.00        08/15/11       123,125
   255,000  SEQUA CORPORATION SERIES B                                                           8.88        04/01/08       255,000

                                                                                                                            939,393
                                                                                                                        -----------

WATER TRANSPORTATION - 0.27%
   180,000  TEEKAY SHIPPING CORPORATION                                                          8.88        07/15/11       187,200
                                                                                                                        -----------

WHOLESALE TRADE-DURABLE GOODS - 1.30%
    75,000  ASSOCIATED MATERIALS INCORPORATED(X)                                                 9.75        04/15/12        76,875
   165,000  JORGENSEN EARLE M COMPANY(X)                                                         9.75        06/01/12       162,525
    95,000  OMNICARE INCORPORATED SERIES B                                                       8.13        03/15/11        97,850
   180,000  OWENS & MINOR INCORPORATED                                                           8.50        07/15/11       184,950
   375,000  RUSSEL METALS INCORPORATED                                                          10.00        06/01/09       391,875

                                                                                                                            914,075
                                                                                                                        -----------

WHOLESALE TRADE-NONDURABLE GOODS - 0.76%
    45,000  AIRGAS INCORPORATED                                                                  9.13        10/01/11        47,475
    90,000  AMERISOURCE BERGEN CORPORATION                                                       8.13        09/01/08        92,925
   385,000  FLEMING COMPANIES INCORPORATED                                                      10.13        04/01/08       390,775

                                                                                                                            531,175
                                                                                                                        -----------

TOTAL CORPORATE BONDS & NOTES (COST $59,408,655)                                                                         60,956,368
                                                                                                                        -----------

FOREIGN BONDS - 0.64%(a)
    90,000  Air Canada (Euro)                                                                   10.25        03/15/11        71,109
    35,000  Colt Telecom Group plc (Euro)                                                        7.63        12/15/09        16,592
   220,000  Flextronics International Limited (Euro)                                             9.75        07/01/10       223,796
   170,000  Huntsman International (Euro)                                                       10.13        07/01/09       141,033

TOTAL FOREIGN BONDS (COST $492,448)                                                                                         452,530
                                                                                                                        -----------

                                       43

PRINCIPAL   SECURITY NAME                                                                  INTEREST RATE  MATURITY DATE    VALUE
U.S. TREASURY BONDS - 9.12%
$2,090,000  U.S. TREASURY BONDS                                                                  3.00%       02/29/04   $ 2,102,164
 1,670,000  U.S. TREASURY BONDS                                                                  3.50        11/15/06     1,640,254
 2,080,000  U.S. TREASURY BONDS                                                                  4.88        02/15/12     2,087,800
   600,000  U.S. TREASURY BONDS                                                                  5.38        02/15/31       587,531

TOTAL U.S. TREASURY BONDS (COST $6,315,907)                                                                               6,417,749
                                                                                                                        -----------

SHORT-TERM INVESTMENTS - 1.96%

REPURCHASE AGREEMENTS - 1.96%
 1,100,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
            U.S. GOVERNMENT SECURITIES                                                           1.89        07/01/02     1,100,000
   282,000  MORGAN STANLEY & COMPANY INCORPORATED - 102%
            COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                                         1.88        07/01/02       282,000

TOTAL SHORT-TERM INVESTMENTS (COST $1,382,000)                                                                            1,382,000
                                                                                                                        -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $67,599,010)*                             98.40%                                                                  $69,208,647
OTHER ASSETS AND LIABILITIES, NET                1.60                                                                     1,127,872
                                               ------                                                                   -----------
TOTAL NET ASSETS                               100.00%                                                                  $70,336,519
                                               ======                                                                   ===========

(#)  THIS SECURITY IS CURRENTLY IN DEFAULT IN REGARD TO ITS INTEREST PAYMENT.
(X) SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISER BASED ON PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.
(a) FOREIGN BOND PRINCIPAL IS DENOMINATED IN U.S. DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

     GROSS UNREALIZED APPRECIATION                                  $ 2,958,478
     GROSS UNREALIZED DEPRECIATION                                   (1,348,841)
                                                                    -----------
     NET UNREALIZED APPRECIATION                                    $ 1,609,637

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST EQUITY INCOME FUND

SHARES      SECURITY NAME                                                                                            VALUE
COMMON STOCK - 96.50%

CHEMICALS & ALLIED PRODUCTS - 14.12%
    55,790  E I DU PONT DE NEMOURS & COMPANY                                                                      $  2,477,076
    36,260  MERCK & COMPANY INCORPORATED                                                                             1,836,205
    53,640  PFIZER INCORPORATED                                                                                      1,877,400
    39,450  PROCTER & GAMBLE COMPANY                                                                                 3,522,885
    63,894  ROHM & HAAS COMPANY                                                                                      2,587,068
    35,400  WYETH                                                                                                    1,812,480

                                                                                                                    14,113,114
                                                                                                                  ------------

COMMUNICATIONS - 2.73%
    82,897  AT&T CORPORATION                                                                                           886,998
    45,749  VERIZON COMMUNICATIONS INCORPORATED                                                                      1,836,822

                                                                                                                     2,723,820
                                                                                                                  ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 6.95%
   116,720  J P MORGAN CHASE & COMPANY                                                                               3,959,142
   128,050  U.S. BANCORP                                                                                             2,989,968

                                                                                                                     6,949,110
                                                                                                                  ------------

EATING & DRINKING PLACES - 3.08%
   108,050  MCDONALD'S CORPORATION                                                                                   3,074,023
                                                                                                                  ------------

ELECTRIC, GAS & SANITARY SERVICES - 7.06%
    67,330  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             2,915,389
    80,603  TXU CORPORATION                                                                                          4,142,994

                                                                                                                     7,058,383
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.31%
         7  AGERE SYSTEMS INCORPORATED CLASS A+                                                                             10
       174  AGERE SYSTEMS INCORPORATED CLASS B+                                                                            261
    46,370  EMERSON ELECTRIC COMPANY                                                                                 2,481,258
    70,480  GENERAL ELECTRIC COMPANY                                                                                 2,047,444
       660  LUCENT TECHNOLOGIES INCORPORATED                                                                             1,096
    53,500  MOTOROLA INCORPORATED                                                                                      771,470

                                                                                                                     5,301,539
                                                                                                                  ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 5.30%
    94,670  FORTUNE BRANDS INCORPORATED                                                                              5,295,840
                                                                                                                  ------------

FOOD & KINDRED PRODUCTS - 6.72%
       789  JM SMUCKER COMPANY                                                                                          26,929
    67,740  PEPSICO INCORPORATED                                                                                     3,265,068
   165,650  SARA LEE CORPORATION                                                                                     3,419,016

                                                                                                                     6,711,013
                                                                                                                  ------------

                                       45

SHARES      SECURITY NAME                                                                                            VALUE
GENERAL MERCHANDISE STORES - 6.60%
    72,957  MAY DEPARTMENT STORES COMPANY                                                                         $  2,402,474
    34,280  SEARS ROEBUCK & COMPANY                                                                                  1,861,404
    62,740  TARGET CORPORATION                                                                                       2,330,164

                                                                                                                     6,594,042
                                                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.49%
    26,332  3M COMPANY                                                                                               3,238,835
   132,100  HEWLETT-PACKARD COMPANY                                                                                  2,018,488
    44,800  IBM CORPORATION                                                                                          3,225,600

                                                                                                                     8,482,923
                                                                                                                  ------------

INSURANCE CARRIERS - 9.74%
   148,957  AEGON NV ADR                                                                                             3,031,275
    40,738  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                2,779,554
   100,840  ST PAUL COMPANIES INCORPORATED                                                                           3,924,693

                                                                                                                     9,735,522
                                                                                                                  ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.79%
    26,935  EASTMAN KODAK COMPANY                                                                                      785,694
                                                                                                                  ------------

MOTION PICTURES - 1.22%
    64,500  WALT DISNEY COMPANY                                                                                      1,219,050
                                                                                                                  ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.99%
    54,870  AMERICAN EXPRESS COMPANY                                                                                 1,992,878
                                                                                                                  ------------

OIL & GAS EXTRACTION - 1.32%
    28,310  SCHLUMBERGER LIMITED                                                                                     1,316,415
                                                                                                                  ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 8.50%
    42,259  BP PLC ADR                                                                                               2,133,656
    20,225  CHEVRONTEXACO CORPORATION                                                                                1,789,913
    82,314  EXXON MOBIL CORPORATION                                                                                  3,368,289
    21,760  ROYAL DUTCH PETROLEUM COMPANY NY SHARES ADR                                                              1,202,675

                                                                                                                     8,494,533
                                                                                                                  ------------

TOBACCO PRODUCTS - 2.77%
    63,420  PHILIP MORRIS COMPANIES INCORPORATED                                                                     2,770,186
                                                                                                                  ------------

TRANSPORTATION EQUIPMENT - 1.79%
    50,783  HONEYWELL INTERNATIONAL INCORPORATED                                                                     1,789,085
                                                                                                                  ------------

WHOLESALE TRADE-DURABLE GOODS - 2.02%
    38,620  Johnson & Johnson                                                                                        2,018,281
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $97,550,736)                                                                               96,425,451
                                                                                                                  ------------

                                       46

SHARES      SECURITY NAME                                                       INTEREST RATE     MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 3.32%

REPURCHASE AGREEMENTS - 3.32%
$3,322,667  BANC OF AMERICA SECURITIES - 102% COLLATERALIZED BY
            U.S. GOVERNMENT SECURITIES                                               1.98%         07/01/02       $  3,322,667

TOTAL SHORT-TERM INVESTMENTS (COST $3,322,667)                                                                       3,322,667
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $100,873,403)*                            99.82%                                                            $ 99,748,118
OTHER ASSETS AND LIABILITIES, NET                0.18                                                                  184,734
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $ 99,932,852
                                               ======                                                             ============

+  NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                               $   11,334,938
   GROSS UNREALIZED DEPRECIATION                                  (12,460,223)
                                                               --------------
   NET UNREALIZED DEPRECIATION                                 $   (1,125,285)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST EQUITY VALUE FUND

SHARES    SECURITY NAME                                                                                            VALUE
COMMON STOCK - 97.00%

BUSINESS SERVICES - 1.40%
   12,100 ELECTRONIC DATA SYSTEMS CORPORATION                                                                     $    449,515
                                                                                                                  ------------

CHEMICALS & ALLIED PRODUCTS - 12.55%
   14,500 E I DU PONT DE NEMOURS & COMPANY                                                                             643,800
    9,300 MERCK & COMPANY INCORPORATED                                                                                 470,952
   12,000 PFIZER INCORPORATED                                                                                          420,000
   13,800 PHARMACIA CORPORATION                                                                                        516,810
   10,000 PROCTER & GAMBLE COMPANY                                                                                     893,000
   15,200 ROHM & HAAS COMPANY                                                                                          615,448
    9,200 WYETH                                                                                                        471,040

                                                                                                                     4,031,050
                                                                                                                  ------------

COMMUNICATIONS - 4.89%
   14,000 AT&T CORPORATION                                                                                             149,800
   31,550 AT&T WIRELESS SERVICES INCORPORATED+                                                                         184,568
   15,150 BELLSOUTH CORPORATION                                                                                        477,225
   18,910 VERIZON COMMUNICATIONS INCORPORATED                                                                          759,236

                                                                                                                     1,570,829
                                                                                                                  ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 11.47%
   14,600 BANK OF AMERICA CORPORATION                                                                                1,027,256
   17,241 CITIGROUP INCORPORATED                                                                                       668,089
   33,100 J P MORGAN CHASE & COMPANY                                                                                 1,122,752
   37,000 U.S. BANCORP                                                                                                 863,950

                                                                                                                     3,682,047
                                                                                                                  ------------

EATING & DRINKING PLACES - 2.75%
   31,000 MCDONALD'S CORPORATION                                                                                       881,950
                                                                                                                  ------------

ELECTRIC, GAS & SANITARY SERVICES - 8.94%
   19,150 DUKE ENERGY CORPORATION                                                                                      595,565
   15,273 EL PASO CORPORATION                                                                                          314,777
   18,000 PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                                 779,400
   23,000 TXU CORPORATION                                                                                            1,182,200

                                                                                                                     2,871,942
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.80%
      140 AGERE SYSTEMS INCORPORATED CLASS A+                                                                              196
    3,439 AGERE SYSTEMS INCORPORATED CLASS B+                                                                            5,159
   11,500 EMERSON ELECTRIC COMPANY                                                                                     615,365
   26,500 GENERAL ELECTRIC COMPANY                                                                                     769,825
   13,000 LUCENT TECHNOLOGIES INCORPORATED+                                                                             21,580
    9,000 MOTOROLA INCORPORATED                                                                                        129,780

                                                                                                                     1,541,905
                                                                                                                  ------------

                                       48

SHARES    SECURITY NAME                                                                                            VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 4.36%
   25,000 FORTUNE BRANDS INCORPORATED                                                                             $  1,398,500
                                                                                                                  ------------

FOOD & KINDRED PRODUCTS - 7.55%
    6,950 ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                        347,500
    6,100 GENERAL MILLS INCORPORATED                                                                                   268,887
      200 JM SMUCKER COMPANY                                                                                             6,826
   18,100 PEPSICO INCORPORATED                                                                                         872,420
   45,000 SARA LEE CORPORATION                                                                                         928,800

                                                                                                                     2,424,433
                                                                                                                  ------------

GENERAL MERCHANDISE STORES - 5.18%
   16,000 MAY DEPARTMENT STORES COMPANY                                                                                526,880
    9,500 SEARS ROEBUCK & COMPANY                                                                                      515,850
   16,728 TARGET CORPORATION                                                                                           621,278

                                                                                                                     1,664,008
                                                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.29%
    6,500 3M COMPANY                                                                                                   799,500
   39,000 HEWLETT-PACKARD COMPANY                                                                                      595,920
   13,150 IBM CORPORATION                                                                                              946,800

                                                                                                                     2,342,220
                                                                                                                  ------------

INSURANCE CARRIERS - 8.02%
   38,000 AEGON NV ADR                                                                                                 773,300
   11,018 American International Group Incorporated                                                                    751,758
   27,000 ST PAUL COMPANIES INCORPORATED                                                                             1,050,840

                                                                                                                     2,575,898
                                                                                                                  ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.68%
    7,500 EASTMAN KODAK COMPANY                                                                                        218,775
                                                                                                                  ------------

MOTION PICTURES - 0.94%
   16,000 WALT DISNEY COMPANY                                                                                          302,400
                                                                                                                  ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.47%
   13,000 AMERICAN EXPRESS COMPANY                                                                                     472,160
                                                                                                                  ------------

OIL & GAS EXTRACTION - 0.72%
    5,000 SCHLUMBERGER LIMITED                                                                                         232,500
                                                                                                                  ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 8.26%
    9,500 BP PLC ADR                                                                                                   479,655
    8,000 CHEVRONTEXACO CORPORATION                                                                                    708,000
   29,004 EXXON MOBIL CORPORATION                                                                                    1,186,844
    5,000 ROYAL DUTCH PETROLEUM COMPANY NY SHARES ADR                                                                  276,350

                                                                                                                     2,650,849
                                                                                                                  ------------

TOBACCO PRODUCTS - 2.47%
   18,150 PHILIP MORRIS COMPANIES INCORPORATED                                                                         792,792
                                                                                                                  ------------

                                       49

SHARES    SECURITY NAME                                                                                             VALUE
TRANSPORTATION EQUIPMENT - 1.43%
   13,000 HONEYWELL INTERNATIONAL INCORPORATED                                                                    $    457,990
                                                                                                                  ------------

WHOLESALE TRADE-DURABLE GOODS - 1.83%
   11,200 JOHNSON & JOHNSON                                                                                            585,312
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $34,334,278)                                                                               31,147,075
                                                                                                                  ------------

                                                                                 INTEREST RATE    MATURITY DATE
SHORT-TERM INVESTMENTS - 2.76%

MONEY MARKET FUNDS - 0.64%
  204,000 WELLS FARGO MONEY MARKET TRUST~                                           1.80%                              204,000


PRINCIPAL

REPURCHASE AGREEMENTS - 2.12%
$ 282,000 GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
          U.S. GOVERNMENT SECURITIES                                                1.89           07/01/02            282,000
  400,000 MORGAN STANLEY & COMPANY INCORPORATED - 102% COLLATERALIZED BY
          U.S. GOVERNMENT SECURITIES                                                1.88           07/01/02            400,000

                                                                                                                       682,000
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS (COST $886,000)                                                                           886,000
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $35,220,278)*                             99.76%                                                            $ 32,033,075
OTHER ASSETS AND LIABILITIES, NET                0.24                                                                   76,460
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $ 32,109,535
                                               ======                                                             ============

+  NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO VARIABLE TRUST FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE TO THE WELLS FARGO MONEY MARKET FUND FOR SUCH INVESTMENTS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                 $    674,465
   GROSS UNREALIZED DEPRECIATION                                   (3,861,668)
                                                                 ------------
   NET UNREALIZED DEPRECIATION                                   $ (3,187,203)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST GROWTH FUND

SHARES      SECURITY NAME                                                                                            VALUE
COMMON STOCK - 96.17%

APPAREL & ACCESSORY STORES - 3.44%
    29,200  KOHL'S CORPORATION+                                                                                   $  2,046,336
                                                                                                                  ------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 2.59%
    33,950  LOWE'S COMPANIES INCORPORATED                                                                            1,541,330
                                                                                                                  ------------

BUSINESS SERVICES - 15.84%
    31,230  AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                       1,482,800
    17,570  AUTOMATIC DATA PROCESSING INCORPORATED                                                                     765,174
    45,230  CONCORD EFS INCORPORATED+                                                                                1,363,232
    53,700  FISERV INCORPORATED+                                                                                     1,971,327
    35,820  INTUIT INCORPORATED+                                                                                     1,780,970
    38,053  MICROSOFT CORPORATION+                                                                                   2,059,427

                                                                                                                     9,422,930
                                                                                                                  ------------

CHEMICALS & ALLIED PRODUCTS - 8.44%
    17,650  AMGEN INCORPORATED+                                                                                        739,182
    38,750  ECOLAB INCORPORATED                                                                                      1,791,413
    41,037  PFIZER INCORPORATED                                                                                      1,436,295
    20,600  WYETH                                                                                                    1,054,720

                                                                                                                     5,021,610
                                                                                                                  ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 6.81%
    30,676  CITIGROUP INCORPORATED                                                                                   1,188,695
    16,740  COMMERCE BANCORP INCORPORATED                                                                              739,908
    12,900  FIFTH THIRD BANCORP                                                                                        859,785
    28,200  STATE STREET CORPORATION                                                                                 1,260,540

                                                                                                                     4,048,928
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 2.83%
    31,150  L-3 COMMUNICATIONS HOLDINGS INCORPORATED+                                                                1,682,100
                                                                                                                  ------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 3.51%
    25,300  PAYCHEX INCORPORATED                                                                                       791,637
    15,040  QUEST DIAGNOSTICS INCORPORATED+                                                                          1,294,192

                                                                                                                     2,085,829
                                                                                                                  ------------

FOOD & KINDRED PRODUCTS - 4.01%
    38,750  MCCORMICK & COMPANY INCORPORATED                                                                           997,813
    28,800  PEPSICO INCORPORATED                                                                                     1,388,160

                                                                                                                     2,385,973
                                                                                                                  ------------

FOOD STORES - 3.49%
    83,600  STARBUCKS CORPORATION+                                                                                   2,077,460
                                                                                                                  ------------

GENERAL MERCHANDISE STORES - 2.43%
    38,970  TARGET CORPORATION                                                                                       1,447,346
                                                                                                                  ------------

                                       51

SHARES      SECURITY NAME                                                                                            VALUE
HEALTH SERVICES - 1.84%
    23,000  HCA INCORPORATED                                                                                      $  1,092,500
                                                                                                                  ------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 3.57%
    36,300  BED BATH & BEYOND INCORPORATED+                                                                          1,369,962
    20,750  BEST BUY COMPANY INCORPORATED+                                                                             753,225

                                                                                                                     2,123,187
                                                                                                                  ------------

INSURANCE CARRIERS - 7.25%
    58,350  AFLAC INCORPORATED                                                                                       1,867,200
    13,000  AMBAC FINANCIAL GROUP INCORPORATED                                                                         876,200
    22,946  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                1,565,606

                                                                                                                     4,309,006
                                                                                                                  ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.98%
    36,834  BAXTER INTERNATIONAL INCORPORATED                                                                        1,636,903
    44,750  MEDTRONIC INCORPORATED                                                                                   1,917,537

                                                                                                                     3,554,440
                                                                                                                  ------------

MISCELLANEOUS RETAIL - 3.35%
    51,600  WALGREEN COMPANY                                                                                         1,993,308
                                                                                                                  ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.60%
    25,300  CAPITAL ONE FINANCIAL CORPORATION                                                                        1,544,565
                                                                                                                  ------------

OIL & GAS EXTRACTION - 4.17%
    13,850  ANADARKO PETROLEUM CORPORATION                                                                             682,805
    22,150  APACHE CORPORATION                                                                                       1,273,182
       100  ENRON CORPORATION(#)                                                                                            11
    16,861  TRANSOCEAN INCORPORATED                                                                                    525,220

                                                                                                                     2,481,218
                                                                                                                  ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.94%
    30,418  EXXON MOBIL CORPORATION                                                                                  1,244,705
    19,600  PHILLIPS PETROLEUM COMPANY                                                                               1,154,048
    63,500  SUNCOR ENERGY INCORPORATED                                                                               1,134,110

                                                                                                                     3,532,863
                                                                                                                  ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.99%
    13,237  VIACOM INCORPORATED CLASS B+                                                                               587,326
                                                                                                                  ------------

WHOLESALE TRADE-DURABLE GOODS - 2.76%
    31,436  JOHNSON & JOHNSON                                                                                        1,642,845
                                                                                                                  ------------

WHOLESALE TRADE-NONDURABLE GOODS - 4.33%
    23,650  CARDINAL HEALTH INCORPORATED                                                                             1,452,347
    41,150  SYSCO CORPORATION                                                                                        1,120,103

                                                                                                                     2,572,450
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $58,420,108)                                                                               57,193,550
                                                                                                                  ------------

                                       52

PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE    VALUE
SHORT-TERM INVESTMENTS - 3.18%

REPURCHASE AGREEMENTS - 3.18%
$  391,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY U.S. GOVERNMENT
            SECURITIES                                                                     1.89%      07/01/02    $    391,000
 1,500,000  MORGAN STANLEY & COMPANY INCORPORATED - 102% COLLATERALIZED BY U.S.
            GOVERNMENT SECURITIES                                                          1.88       07/01/02       1,500,000

TOTAL SHORT-TERM INVESTMENTS (COST $1,891,000)                                                                       1,891,000
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $60,311,108)*                             99.35%                                                            $ 59,084,550
OTHER ASSETS AND LIABILITIES, NET                0.65                                                                  387,837
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $ 59,472,387
                                               ======                                                             ============

(#)   THIS SECURITY IS CURRENTLY IN DEFAULT IN REGARD TO ITS INTEREST PAYMENT.
+     NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                  $ 3,661,701
      GROSS UNREALIZED DEPRECIATION                                   (4,888,259)
                                                                     -----------
      NET UNREALIZED DEPRECIATION                                    $(1,226,558)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST INTERNATIONAL EQUITY FUND

SHARES      SECURITY NAME                                                                                            VALUE
COMMON STOCK - 94.71%

AUSTRALIA - 3.85%
    12,950  BHP BILLITON LIMITED ADR (OIL & GAS EXTRACTION)                                                       $    152,810
    22,100  FOSTER'S BREWING GROUP LIMITED ADR (FOOD & KINDRED PRODUCTS)                                                58,558
     3,300  NEWS CORPORATION LIMITED ADR (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                     75,669

                                                                                                                       287,037
                                                                                                                  ------------

BRAZIL - 0.74%
     2,800  ARACRUZ CELULOSE SA ADR (PAPER & ALLIED PRODUCTS)                                                           56,000
                                                                                                                  ------------

CANADA - 2.43%
     1,500  BOMBARDIER INCORPORATED (TRANSPORTATION EQUIPMENT)+                                                         12,427
     4,100  LOBLAW COMPANIES LIMITED (FOOD STORES)                                                                     168,514

                                                                                                                       180,941
                                                                                                                  ------------

FINLAND - 1.16%
     1,700  NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                 24,882
     4,400  STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                                    61,664

                                                                                                                        86,546
                                                                                                                  ------------

FRANCE - 9.67%
     2,600  ARCELOR (PRIMARY METAL INDUSTRIES)+                                                                         36,900
     1,900  AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                                   134,638
       700  CAP GEMINI SA (BUSINESS SERVICES)                                                                           27,826
     2,820  GROUPE DANONE ADR (FOOD & KINDRED PRODUCTS)                                                                 77,465
       700  LAFARGE SA (BUSINESS SERVICES/COMPUTER SOFTWARE)                                                            69,825
       650  SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)                                                          39,545
     2,450  SUEZ LYONNAISE DES EAUX (ELECTRIC, GAS & SANITARY SERVICES)                                                 65,331
     1,300  TELEVISION FRANCAISE (TF1) (COMMUNICATIONS)                                                                 34,807
     2,900  TOTAL FINA ELF ADR (OIL & GAS EXTRACTION)                                                                  234,610

                                                                                                                       720,947
                                                                                                                  ------------

GERMANY - 6.02%
       721  ALLIANZ AG (INSURANCE CARRIERS)                                                                            144,409
       900  DEUTSCHE BANK AG (FOREIGN DEPOSITORY INSTITUTIONS)                                                          62,531
     1,420  E ON AG ADR (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        82,388
       300  MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AG (BUSINESS SERVICES)                                           70,961
       900  SAP AG (SERVICES)                                                                                           88,886

                                                                                                                       449,175
                                                                                                                  ------------

HONG KONG - 1.68%
     7,700  CHEUNG KONG HOLDINGS LIMITED ADR (REAL ESTATE)                                                              64,169
     4,200  CHINA MOBILE LIMITED ADR (COMMUNICATIONS)+                                                                  61,404

                                                                                                                       125,573
                                                                                                                  ------------

HUNGARY - 0.62%
     2,900  MATAV RT ADR (COMMUNICATIONS)                                                                               46,400
                                                                                                                  ------------

                                       54

SHARES      SECURITY NAME                                                                                            VALUE
IRELAND - 1.96%
     4,200  RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                     $    146,458
                                                                                                                  ------------

ITALY - 2.80%
     1,540  ENI SPA ADR (OIL & GAS EXTRACTION)                                                                         123,200
     4,280  SANPAOLO IMI SPA ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                                      85,814

                                                                                                                        209,01
                                                                                                                  ------------

JAPAN - 16.27%
       620  AIFUL CORPORATION (FOREIGN DEPOSITORY INSTITUTIONS)                                                         40,659
     3,300  CANON INCORPORATED ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT Computer Equipment)                                                                                 124,839
     2,300  FUJI PHOTO FILM COMPANY LIMITED ADR (MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
            PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS)                                                                      72,450
     1,700  FUJISAWA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       40,707
     1,440  KONAMI CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
            COMPUTER EQUIPMENT)                                                                                         30,216
       300  MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)                                                                                  19,273
     1,065  NINTENDO COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          156,832
     5,300  NOMURA SECURITIES COMPANY (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     77,827
        18  NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                    44,303
     2,090  RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)                                                                                  36,183
       900  RINNAI CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                      20,274
       780  SECOM COMPANY LIMITED ADR (SERVICES, NOT ELSEWHERE CLASSIFIED)                                              76,532
     2,940  SEVEN-ELEVEN JAPAN COMPANY LIMITED ADR (MISCELLANEOUS RETAIL)                                              115,779
     3,100  SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)         39,366
     1,700  SONY CORPORATION (CAPITAL EQUIPMENT)                                                                        89,783
     1,000  TAKEDA CHEMICAL INDUSTRIES (CHEMICALS & ALLIED PRODUCTS)                                                    43,886
     1,200  TOSTEM CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                      20,475
     3,100  TOYOTA MOTOR CORPORATION ADR (TRANSPORTATION EQUIPMENT)                                                    164,300

                                                                                                                     1,213,684
                                                                                                                  ------------

KOREA, REPUBLIC OF - 1.96%
     1,200  KOOKMIN BANK ADR (DOMESTIC DEPOSITORY INSTITUTIONS)                                                         58,980
     2,300  KT CORPORATION ADR (COMMUNICATIONS)                                                                         49,795
       550  SAMSUNG ELECTRONICS GDR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)                                                                                  37,262

                                                                                                                       146,037
                                                                                                                  ------------

MEXICO - 4.08%
     1,800  AMERICA MOVIL SA DE CV L SHARES ADR (COMMUNICATIONS)                                                        24,120
     1,970  GRUPO TELEVISA SA DE CV SPONSORED ADR (COMMUNICATIONS)+                                                     73,639
     2,200  TELEFONOS DE MEXICO SA ADR (COMMUNICATIONS)                                                                 70,576
     5,000  WAL-MART DE MEXICO SA ADR (GENERAL MERCHANDISE STORES)                                                     135,801

                                                                                                                       304,136
                                                                                                                  ------------

                                       55

SHARES      SECURITY NAME                                                                                            VALUE
NETHERLANDS - 7.42%
     3,200  ASML HOLDING NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)+                                                                           $     50,661
     1,000  HEINEKEN (FOOD & KINDRED PRODUCTS)                                                                          43,890
     5,600  KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
            COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                     154,560
     1,450  KONINKLIJKE AHOLD NV ADR (FOOD STORES)                                                                      30,450
       300  ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                     16,711
     2,900  ROYAL DUTCH PETROLEUM COMPANY NY SHARES (PETROLEUM REFINING & RELATED INDUSTRIES)                          160,284
     4,300  TNT POST GROUP NV (TRANSPORTATION SERVICES)                                                                 97,124

                                                                                                                       553,680
                                                                                                                  ------------

SINGAPORE - 1.36%
     3,600  DBS GROUP HOLDINGS LIMITED ADR (NONDEPOSITORY CREDIT INSTITUTIONS)                                         101,069
                                                                                                                  ------------

SPAIN - 1.69%
    10,600  BANCO SANTANDER CENTRAL HISPANO SA ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                    82,574
     1,754  TELEFONICA SA ADR (COMMUNICATIONS)+                                                                         43,587

                                                                                                                       126,161
                                                                                                                  ------------

SWITZERLAND - 9.61%
     8,200  ADECCO SA ADR (BUSINESS SERVICES)                                                                          121,770
     1,800  CREDIT SUISSE GROUP (FOREIGN DEPOSITORY INSTITUTIONS)                                                       57,152
     3,700  NESTLE SA ADR (FOOD & KINDRED PRODUCTS)                                                                    215,686
     2,500  NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                              109,575
     3,300  STMICROELECTRONICS NV NY REGISTERED SHARES ADR (ELECTRONIC & OTHER ELECTRICAL
            EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          80,289
       732  SWISS REINSURANCE (FINANCIAL)                                                                               71,569
     1,200  UBS AG (FINANCE)                                                                                            60,357

                                                                                                                       716,398
                                                                                                                  ------------

TAIWAN - 1.23%
     9,400  ASE TEST LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
            COMPUTER EQUIPMENT)+                                                                                        91,180
                                                                                                                  ------------

UNITED KINGDOM - 20.16%
     1,050  AMVESCAP PLC ADR (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                              17,273
       700  ARM HOLDINGS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)+                                                                                  1,558
     4,300  ARM HOLDINGS PLC ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)+                                                                                 28,036
    14,800  BAE SYSTEMS PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                    75,576
    12,700  BARCLAYS PLC (FINANCE)                                                                                     106,861
     7,200  BOOTS COMPANY PLC (RETAIL)                                                                                  71,393
     2,400  BP PLC ADR (PETROLEUM REFINING & RELATED INDUSTRIES)                                                       121,176
     3,300  BRITISH SKY BROADCASTING GROUP PLC (COMMUNICATIONS)+                                                        31,640
    13,086  CAPITA GROUP PLC (HEALTH SERVICES)                                                                          62,235
    11,900  CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                            36,823
    14,000  COMPASS GROUP PLC (EATING & DRINKING PLACES)                                                                84,935
                                                                                                                  ------------

                                       56

SHARES      SECURITY NAME                                                                                            VALUE
UNITED KINGDOM (continued)
     3,500  DIAGEO PLC ADR (FOOD & KINDRED PRODUCTS)                                                              $    180,775
     2,200  GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                       94,908
    19,700  GRANADA PLC (COMMUNICATIONS)                                                                                33,482
     1,080  HSBC HOLDINGS PLC ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                                     62,856
    11,250  LLOYDS TSB GROUP PLC (FOREIGN DEPOSITORY INSTITUTIONS)                                                     111,980
       130  NDS GROUP PLC ADR (COMMUNICATIONS)+                                                                          1,560
     6,200  PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      61,666
     6,200  ROYAL BANK OF SCOTLAND GROUP PLC (FOREIGN DEPOSITORY INSTITUTIONS)                                         175,785
     2,500  SHIRE PHARMACEUTICALS GROUP PLC (CHEMICALS & ALLIED PRODUCTS)+                                              22,103
     4,550  VODAFONE GROUP PLC ADR (COMMUNICATIONS)                                                                     62,108
     6,900  WPP GROUP PLC (COMMUNICATIONS)                                                                              58,266

                                                                                                                     1,502,995
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $7,499,368)                                                                                 7,063,431
                                                                                                                  ------------

PRINCIPAL                                                                           INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 4.70%

REPURCHASE AGREEMENTS - 4.70%
$ 350,630   BANC OF AMERICA SECURITIES - 102% COLLATERALIZED BY
            U.S. GOVERNMENT SECURITIES                                                   1.98%        07/01/02         350,630

TOTAL SHORT-TERM INVESTMENTS (COST $350,630)                                                                           350,630
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $7,849,998)                               99.41%                                                            $  7,414,061
OTHER ASSETS AND LIABILITIES, NET                0.59                                                                   43,947
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $  7,458,008
                                               ======                                                             ============

+    NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

     GROSS UNREALIZED APPRECIATION                                     $ 291,302
     GROSS UNREALIZED DEPRECIATION                                      (727,239)
                                                                       ---------
     NET UNREALIZED DEPRECIATION                                       $(435,937)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST LARGE COMPANY GROWTH FUND

SHARES      SECURITY NAME                                                                                            VALUE
COMMON STOCK - 99.89%

APPAREL & ACCESSORY STORES - 2.24%
    26,800  KOHL'S CORPORATION+                                                                                   $  1,878,145
                                                                                                                  ------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 8.57%
    36,000  FASTENAL COMPANY                                                                                         1,386,360
   102,400  HOME DEPOT INCORPORATED                                                                                  3,761,152
    44,900  LOWE'S COMPANIES INCORPORATED                                                                            2,038,460

                                                                                                                     7,185,972
                                                                                                                  ------------

BUSINESS SERVICES - 31.83%
    66,400  AOL TIME WARNER INCORPORATED+                                                                              976,744
    20,400  AUTOMATIC DATA PROCESSING INCORPORATED                                                                     888,420
   101,400  CONCORD EFS INCORPORATED+                                                                                3,056,196
    22,400  DST SYSTEMS INCORPORATED+                                                                                1,023,904
    44,800  EBAY INCORPORATED+                                                                                       2,760,576
   134,000  FIRST DATA CORPORATION                                                                                   5,046,440
    76,700  FISERV INCORPORATED+                                                                                     2,815,657
   123,700  IMS HEALTH INCORPORATED                                                                                  2,220,415
   106,100  MICROSOFT CORPORATION+                                                                                   5,742,132
    54,500  SUNGARD DATA SYSTEMS INCORPORATED+                                                                       1,443,160
    36,000  VERITAS SOFTWARE CORPORATION+                                                                              712,440

                                                                                                                    26,686,084
                                                                                                                  ------------

CHEMICALS & ALLIED PRODUCTS - 7.43%
    44,600  AMGEN INCORPORATED+                                                                                      1,867,848
   124,450  PFIZER INCORPORATED                                                                                      4,355,750

                                                                                                                     6,223,598
                                                                                                                  ------------

DEPOSITORY INSTITUTIONS - 1.45%
    27,200  STATE STREET CORPORATION                                                                                 1,215,840
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.91%
   185,000  INTEL CORPORATION                                                                                        3,379,950
   166,800  NOKIA CORPORATION ADR                                                                                    2,415,264

                                                                                                                     5,795,214
                                                                                                                  ------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.06%
   108,750  PAYCHEX INCORPORATED                                                                                     3,402,788
                                                                                                                  ------------

GENERAL MERCHANDISE STORES - 2.00%
    30,500  WAL-MART STORES INCORPORATED                                                                             1,677,805
                                                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.82%
   183,000  CISCO SYSTEMS INCORPORATED+                                                                              2,552,850
    86,100  EMC CORPORATION+                                                                                           650,055

                                                                                                                     3,202,905
                                                                                                                  ------------

                                       58

SHARES      SECURITY NAME                                                                                            VALUE
INSURANCE CARRIERS - 5.40%
    66,375  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             $  4,528,766
                                                                                                                  ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.14%
   120,175  MEDTRONIC INCORPORATED                                                                                   5,149,499
                                                                                                                  ------------

MISCELLANEOUS RETAIL - 5.53%
   119,900  COSTCO WHOLESALE CORPORATION+                                                                            4,630,538
                                                                                                                  ------------

PERSONAL SERVICES - 3.12%
    52,900  CINTAS CORPORATION                                                                                       2,613,260
                                                                                                                  ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 9.05%
   279,550  CHARLES SCHWAB CORPORATION                                                                               3,130,960
    60,675  GOLDMAN SACHS GROUP INCORPORATED                                                                         4,450,511

                                                                                                                     7,581,471
                                                                                                                  ------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.34%
    32,000  CARDINAL HEALTH INCORPORATED                                                                             1,965,120
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $110,328,926)                                                                              83,737,005
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $110,328,926)*                            99.89%                                                            $ 83,737,005
OTHER ASSETS AND LIABILITIES, NET                0.11                                                                   95,665
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $ 83,832,670
                                               ======                                                             ============

+    NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

     GROSS UNREALIZED APPRECIATION                                $   6,275,853
     GROSS UNREALIZED DEPRECIATION                                  (32,867,774)
                                                                  -------------
     NET UNREALIZED DEPRECIATION                                  $ (26,591,921)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST MONEY MARKET FUND

PRINCIPAL    SECURITY NAME                                                          INTEREST RATE   MATURITY DATE     VALUE
CERTIFICATES OF DEPOSIT - 12.76%
$ 2,000,000  DANSKE BANK                                                                  2.59%      05/23/03     $  2,000,000
  2,000,000  NATEXIS BANQUE POPULAIRES                                                    1.80       07/31/02        2,000,000
  3,000,000  SOUTHTRUST BANK NORTH AMERICA                                                4.00       08/19/02        3,000,000
  1,500,000  SWEDBANK                                                                     2.51       11/25/02        1,499,881
  2,000,000  WESTDEUTSCHE LANDESBANK                                                      2.17       09/11/02        2,000,000
  2,000,000  WESTDEUTSCHE LANDESBANK GIROZENTRALI NEW YORK                                1.96       08/15/02        2,000,000

TOTAL CERTIFICATES OF DEPOSIT (COST $12,499,881)                                                                    12,499,881
                                                                                                                  ------------

COMMERCIAL PAPER - 37.59%
  2,500,000  AQUINAS FUNDING LLC                                                          1.81^      09/13/02        2,490,750
  3,500,000  CROWN POINT CAPITAL COMPANY LLC                                              1.81^      07/11/02        3,498,250
  3,500,000  DORADA FINANCE INCORPORATED                                                  1.84^      08/01/02        3,494,485
  1,000,000  DRESDNER U.S. FINANCE INCORPORATED                                           2.05^      09/09/02          996,053
  2,000,000  GENERAL ELECTRIC CAPITAL CORPORATION                                         1.92^      08/07/02        1,996,095
  2,000,000  HOLDENBY CAPITAL COMPANY LLC                                                 1.96^      12/12/02        1,982,144
  3,000,000  IRISH LIFE & PERMANENT PLC                                                   2.28^      02/06/03        2,958,935
  3,000,000  LEXINGTON PARKER CAPITAL CORPORATION                                         1.84^      09/03/02        2,990,240
  2,000,000  MORIARITY LIMITED                                                            2.16^      10/09/02        1,988,000
  3,500,000  MORTGAGE INTEREST NET TRUST                                                  1.85^      07/31/02        3,494,633
  3,000,000  NEPTUNE FUNDING CORPORATION                                                  1.82^      07/18/02        2,997,422
  3,000,000  NESS LLC                                                                     1.96^      08/26/02        2,990,854
  2,000,000  PRUDENTIAL PLC                                                               2.29^      12/20/02        1,978,500
  3,000,000  SHELL FINANCE NETHERLAND                                                     1.91^      10/22/02        2,982,015

TOTAL COMMERCIAL PAPER (COST $36,838,376)                                                                           36,838,376
                                                                                                                  ------------

CORPORATE BONDS & NOTES - 27.05%
  1,500,000  AMERICAN EXPRESS CENTURION BANK+/-                                           1.84       10/07/02        1,500,000
  4,000,000  BELFORD U.S. CAPITAL COMPANY+/-(X)                                           1.84       03/07/03        4,000,000
  1,000,000  CC USA INCORPORATED(X)                                                       2.54       06/23/03        1,000,000
  3,000,000  EUREKA SECURITIZATION PLC+/-                                                 1.81       04/15/03        3,000,000
  1,000,000  GENERAL ELECTRIC CAPITAL CORPORATION+/-                                      1.79       09/19/02        1,000,000
  3,000,000  HOUSEHOLD FINANCE CORPORATION+/-                                             2.13       11/01/02        3,001,817
  3,000,000  INTERNATIONAL LEASE FINANCE CORPORATION+/-                                   2.26       01/09/03        3,000,000
  2,000,000  MERRILL LYNCH & COMPANY+/-                                                   1.84       05/30/03        2,000,000
  3,000,000  NORTHERN ROCK PLC+/-(X)                                                      1.92       02/14/03        3,000,000
  2,000,000  SWEDBANK+/-                                                                  1.82       12/16/02        1,999,814
  3,000,000  WHITE PINE FINANCE LLC+/-(X)                                                 1.81       06/20/03        3,000,000

TOTAL CORPORATE BONDS & NOTES (COST $26,501,631)                                                                    26,501,631
                                                                                                                  ------------

FLOATING RATE NOTES - AGENCY - 4.08%
  4,000,000  FNMA+/-                                                                      1.72       12/05/02        3,999,482
                                                                                                                  ------------

TOTAL FLOATING RATE NOTES - AGENCY (COST $3,999,482)                                                                 3,999,482
                                                                                                                  ------------

REPURCHASE AGREEMENTS - 18.44%
 14,064,000  BEAR STEARNS & COMPANY  - 102% COLLATERALIZED BY
             U.S. GOVERNMENT SECURITIES                                                   1.98       07/01/02       14,064,000
  2,000,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
             U.S. GOVERNMENT  SECURITIES                                                  2.03       07/01/02        2,000,000

                                       60

PRINCIPAL    SECURITY NAME                                                          INTEREST RATE   MATURITY DATE     VALUE
$ 2,000,000  JP MORGAN SECURITIES - 102% COLLATERALIZED BY
             U.S. GOVERNMENT SECURITIES                                                   2.02%      07/01/02     $  2,000,000

TOTAL REPURCHASE AGREEMENTS (COST $18,064,000)                                                                      18,064,000
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $97,903,370)*                             99.92%                                                            $ 97,903,370
OTHER ASSETS AND LIABILITIES, NET                0.08                                                                   81,826
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                            $ 97,985,196
                                               ======                                                             ============

(X) SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISER BASED ON PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.
+/-  VARIABLE RATE SECURITIES.
^    YIELD TO MATURITY
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   VARIABLE TRUST SMALL CAP GROWTH FUND

SHARES      SECURITY NAME                                                                                            VALUE
COMMON STOCK - 98.93%

AMUSEMENT & RECREATION SERVICES - 0.68%
    28,025  PENN NATIONAL GAMING INCORPORATED+                                                                    $    508,654
                                                                                                                  ------------

APPAREL & ACCESSORY STORES - 2.69%
    77,700  CHARMING SHOPPES+                                                                                          671,328
    19,600  TOO INCORPORATED+                                                                                          603,680
    29,900  WET SEAL INCORPORATED CLASS A+                                                                             726,570

                                                                                                                     2,001,578
                                                                                                                  ------------

BUSINESS SERVICES - 17.50%
    88,406  ADMINISTAFF INCORPORATED+                                                                                  884,060
   219,450  AGILE SOFTWARE CORPORATION+                                                                              1,595,402
    58,425  BEA SYSTEMS INCORPORATED+                                                                                  549,779
    23,375  BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                               408,595
    38,550  CARREKER CORPORATION+                                                                                      436,386
    66,700  F5 NETWORKS INCORPORATED+                                                                                  652,326
    15,137  FIDELITY NATIONAL INFORMATION SOLUTIONS INCORPORATED+                                                      363,288
    18,828  INFORMATICA CORPORATION+                                                                                   133,491
    11,400  INTERNET SECURITY SYSTEMS INCORPORATED+                                                                    149,568
    91,300  MICROMUSE INCORPORATED+                                                                                    406,285
    36,575  NCO GROUP INCORPORATED+                                                                                    796,604
    68,513  NETIQ CORPORATION+                                                                                       1,550,449
    44,500  ON ASSIGNMENT INCORPORATED+                                                                                792,100
    24,425  OVERTURE SERVICES INCORPORATED+                                                                            610,137
    31,950  PRECISE SOFTWARE SOLUTIONS LIMITED+                                                                        305,123
    63,113  QUEST SOFTWARE INCORPORATED+                                                                               917,032
    26,809  RENT-A-CENTER INCORPORATED+                                                                              1,555,189
     5,988  TAKE-TWO INTERACTIVE SOFTWARE+                                                                             123,293
    19,388  THQ INCORPORATED+                                                                                          578,134
    21,115  VERINT SYSTEMS INCORPORATED+                                                                               238,541

                                                                                                                    13,045,782
                                                                                                                  ------------

CHEMICALS & ALLIED PRODUCTS - 9.69%
    78,125  ALPHARMA INCORPORATED CLASS A                                                                            1,326,563
    11,750  CAMBREX CORPORATION                                                                                        471,175
    56,000  CELL THERAPEUTICS INCORPORATED+                                                                            305,704
    98,130  FIRST HORIZON PHARMACEUTICAL CORPORATION+                                                                2,030,310
    24,622  NEUROCRINE BIOSCIENCES INCORPORATED+                                                                       705,420
    84,137  NOVAVAX INCORPORATED+                                                                                      358,424
    35,872  OLIN CORPORATION                                                                                           794,565
    25,935  PENWEST PHARMACEUTICALS COMPANY+                                                                           505,732
    23,725  SCIOS INCORPORATED+                                                                                        726,221

                                                                                                                     7,224,114
                                                                                                                  ------------

                                       62

SHARES      SECURITY NAME                                                                                            VALUE
COMMUNICATIONS - 5.00%
   103,625  AMERICAN TOWER CORPORATION CLASS A+                                                                   $    357,506
    40,924  CUMULUS MEDIA INCORPORATED CLASS A+                                                                        563,933
    14,732  EMMIS COMMUNICATIONS CORPORATION+                                                                          312,171
    49,995  ENTRAVISION COMMUNICATIONS CORPORATION+                                                                    612,439
   101,175  EXTREME NETWORKS+                                                                                          988,480
    35,774  SALEM COMMUNICATIONS CORPORATION CLASS A+                                                                  889,699

                                                                                                                     3,724,228
                                                                                                                  ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 5.32%
    40,917  BANKUNITED FINANCIAL CORPORATION CLASS A+                                                                  783,561
    19,925  GREATER BAY BANCORP                                                                                        612,893
    42,975  NEW YORK COMMUNITY BANCORP INCORPORATED                                                                  1,164,623
    26,950  SOUTHWEST BANCORP OF TEXAS INCORPORATED+                                                                   976,129
     8,575  TEXAS REGIONAL BANCSHARES INCORPORATED                                                                     425,396

                                                                                                                     3,962,602
                                                                                                                  ------------

EATING & DRINKING PLACES - 1.58%
    39,725  BUCA INCORPORATED+                                                                                         756,761
    17,094  CALIFORNIA PIZZA KITCHEN+                                                                                  423,931

                                                                                                                     1,180,692
                                                                                                                  ------------

EDUCATIONAL SERVICES - 1.51%
    11,700  LEARNING TREE INTERNATIONAL+                                                                               216,918
    45,575  SYLVAN LEARNING SYSTEMS INCORPORATED+                                                                      908,766

                                                                                                                     1,125,684
                                                                                                                  ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.82%
    26,200  ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                                   581,116
    31,175  ARM HOLDINGS PLC ADR+                                                                                      203,261
    11,825  ASM INTERNATIONAL NV ADR+                                                                                  204,100
    83,890  CENTILLIUM COMMUNICATIONS INCORPORATED+                                                                    731,521
    70,000  EXAR CORPORATION+                                                                                        1,380,400
    20,700  INTEGRATED CIRCUIT SYSTEMS INCORPORATED+                                                                   417,933
       550  INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                                   9,977
    46,949  INTERSIL CORPORATION CLASS A+                                                                            1,003,770
     8,175  L-3 COMMUNICATIONS HOLDINGS INCORPORATED+                                                                  441,450
    81,689  MICROTUNE INCORPORATED+                                                                                    727,849
    23,925  POWERWAVE TECHNOLOGIES INCORPORATED+                                                                       219,153
    19,750  SEMTECH CORPORATION+                                                                                       527,325
    29,575  SKYWORKS SOLUTIONS INCORPORATED+                                                                           164,141
    20,975  VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                    711,681

                                                                                                                     7,323,677
                                                                                                                  ------------

                                       63

SHARES      SECURITY NAME                                                                                            VALUE
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.34%
    32,170  ICON PLC ADR+                                                                                         $    916,845
    16,525  MYRIAD GENETICS INCORPORATED+                                                                              336,119
    36,450  PRG-SCHULTZ INTERNATIONAL INCORPORATED+                                                                    448,700
    22,275  TRANSKARYOTIC THERAPIES INCORPORATED+                                                                      803,014
    30,150  WATSON WYATT & COMPANY HOLDINGS+                                                                           730,232

                                                                                                                     3,234,910
                                                                                                                  ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.53%
    28,275  TOWER AUTOMOTIVE INCORPORATED+                                                                             394,436
                                                                                                                  ------------

HEALTH SERVICES - 7.12%
    10,375  ACCREDO HEALTH INCORPORATED+                                                                               478,703
    47,800  AMERIPATH INCORPORATED+                                                                                  1,147,200
    24,725  APRIA HEALTHCARE GROUP INCORPORATED+                                                                       553,840
    41,510  COVANCE INCORPORATED+                                                                                      778,313
    25,175  INVERESK RESEARCH GROUP INCORPORATED+                                                                      327,527
    27,775  OPTION CARE INCORPORATED+                                                                                  381,629
    24,850  PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                      621,249
    32,450  SYNCOR INTERNATIONAL CORPORATION+                                                                        1,022,174

                                                                                                                     5,310,635
                                                                                                                  ------------

HOLDING & OTHER INVESTMENT OFFICES - 1.23%
    14,915  AFFILIATED MANAGERS GROUP INCORPORATED+                                                                    917,273
                                                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.05%
   116,926  ADVANCED DIGITAL INFORMATION CORPORATION+                                                                  985,686
     8,600  BROOKS-PRI AUTOMATION INCORPORATED+                                                                        219,816
    35,475  FMC TECHNOLOGIES INCORPORATED+                                                                             729,721
    24,650  GRANT PRIDECO INCORPORATED+                                                                                335,240

                                                                                                                     2,270,463
                                                                                                                  ------------

INSURANCE CARRIERS - 2.02%
    27,150  CENTENE CORPORATION+                                                                                       841,107
    49,269  MAX RE CAPITAL LIMITED                                                                                     665,132

                                                                                                                     1,506,239
                                                                                                                  ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.38%
    12,425  IGEN INTERNATIONAL INCORPORATED+                                                                           391,388
    19,600  INTEGRA LIFESCIENCES HOLDINGS CORPORATION+                                                                 426,300
    13,975  ITRON INCORPORATED+                                                                                        366,564
    30,176  MEDSOURCE TECHNOLOGIES INCORPORATED+                                                                       369,656
    24,875  PHOTON DYNAMICS INCORPORATED+                                                                              746,250
    11,675  TERADYNE INCORPORATED+                                                                                     274,363
    33,000  THERASENSE INCORPORATED+                                                                                   608,520
    24,950  VARIAN INCORPORATED+                                                                                       822,102

                                                                                                                     4,005,143
                                                                                                                  ------------

                                       64

SHARES      SECURITY NAME                                                                                            VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.83%
     9,300  NAUTILUS GROUP INCORPORATED+                                                                          $    284,580
    12,300  YANKEE CANDLE COMPANY INCORPORATED+                                                                        333,330

                                                                                                                       617,910
                                                                                                                  ------------

MISCELLANEOUS RETAIL - 3.19%
    36,850  DUANE READE INCORPORATED+                                                                                1,254,743
    14,825  J JILL GROUP INCORPORATED+                                                                                 562,609
    27,043  WHITEHALL JEWELLERS INCORPORATED+                                                                          560,060

                                                                                                                     2,377,412
                                                                                                                  ------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.26%
    36,800  ARKANSAS BEST CORPORATION+                                                                                 937,664
                                                                                                                  ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.28%
    42,175  METRIS COMPANIES INCORPORATED                                                                              350,474
    21,921  WFS FINANCIAL INCORPORATED+                                                                                600,855

                                                                                                                       951,329
                                                                                                                  ------------

OIL & GAS EXTRACTION - 7.42%
    10,525  EVERGREEN RESOURCES INCORPORATED+                                                                          447,313
   107,370  KEY ENERGY SERVICES INCORPORATED+                                                                        1,117,722
    21,191  NEWFIELD EXPLORATION COMPANY+                                                                              787,707
    23,325  PATTERSON-UTI ENERGY INCORPORATED+                                                                         658,465
    43,506  PRIDE INTERNATIONAL INCORPORATED+                                                                          681,319
    44,925  TETRA TECHNOLOGIES INCORPORATED+                                                                         1,192,758
    22,870  TOM BROWN INCORPORATED+                                                                                    648,364

                                                                                                                     5,533,648
                                                                                                                  ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.77%
    19,925  RAYMOND JAMES FINANCIAL INCORPORATED                                                                       573,840
                                                                                                                  ------------

TRANSPORTATION BY AIR - 0.59%
    20,350  ATLANTIC COAST AIRLINES HOLDINGS+                                                                          441,595
                                                                                                                  ------------

WHOLESALE TRADE-DURABLE GOODS - 1.86%
       375  AVNET INCORPORATED+                                                                                          8,246
    31,350  INSIGHT ENTERPRISES INCORPORATED+                                                                          789,707
    25,504  KNIGHT TRANSPORTATION INCORPORATED+                                                                        591,438

                                                                                                                     1,389,391
                                                                                                                  ------------

WHOLESALE TRADE-NONDURABLE GOODS - 4.27%
    15,875  D & K HEALTHCARE RESOURCES INCORPORATED                                                                    559,754
    21,044  ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                                                147,309
    40,525  FLEMING COMPANIES INCORPORATED                                                                             743,634
    34,475  PRIORITY HEALTHCARE CORPORATION+                                                                           810,163
    34,725  SCHOOL SPECIALTY INCORPORATED+                                                                             922,295

                                                                                                                     3,183,155
                                                                                                                  ------------

TOTAL COMMON STOCK (COST $81,089,627)                                                                               73,742,054
                                                                                                                  ------------

                                       65

PRINCIPAL    SECURITY NAME                                                          INTEREST RATE   MATURITY DATE     VALUE
SHORT-TERM INVESTMENTS - 8.13%

REPURCHASE AGREEMENTS - 8.13%
$6,064,038  BANC OF AMERICA SECURITIES - 102% COLLATERALIZED BY
            U.S. GOVERNMENT SECURITIES                                                    1.98%      07/01/02     $  6,064,038

TOTAL SHORT-TERM INVESTMENTS (COST $6,064,038)                                                                       6,064,038
                                                                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $87,153,665)*                            107.06%                                                            $ 79,806,092
OTHER ASSETS AND LIABILITIES, NET               (7.06)                                                              (5,262,376)
                                               ------                                                             ------------

TOTAL NET ASSETS                               100.00%                                                            $ 74,543,716
                                               ======                                                             ============

+    NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

     GROSS UNREALIZED APPRECIATION                                $   2,823,935
     GROSS UNREALIZED DEPRECIATION                                  (10,171,508)
                                                                  -------------
     NET UNREALIZED DEPRECIATION                                  $  (7,347,573)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST   STATEMENTS OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)

                                                                            ASSET
                                                                       ALLOCATION             CORPORATE                 EQUITY
                                                                             FUND             BOND FUND            INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                  $ 224,404,338          $ 67,826,647           $ 96,425,451
   REPURCHASE AGREEMENTS                                               15,218,277             1,382,000              3,322,667
                                                                    -------------          ------------           ------------
TOTAL IN SECURITIES, AT MARKET VALUE                                  239,622,615            69,208,647             99,748,118
                                                                    -------------          ------------           ------------
   CASH                                                                    50,224                55,414                 50,000
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES          1,614,240             1,390,351                243,385
   RECEIVABLE FOR INVESTMENTS SOLD                                              0               194,275                      0
   RECEIVABLE FOR FUND SHARES ISSUED                                      114,595                 4,428                 17,703
                                                                    -------------          ------------           ------------
TOTAL ASSETS                                                          241,401,674            70,853,115            100,059,206
                                                                    -------------          ------------           ------------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                            0                66,571                      0
   DIVIDENDS PAYABLE                                                            0               338,126                      0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                           187,724                51,429                 76,997
   PAYABLE TO OTHER RELATED PARTIES                                        57,618                21,512                 35,238
   PAYABLE TO CUSTODIAN                                                         0                     0                      0
   ACCRUED EXPENSES AND OTHER LIABILITIES                                   2,222                 1,582                 14,119
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                  51,625                     0                      0
   PAYABLE FOR FOREIGN CURRENCY                                                 0                37,376                      0
                                                                    -------------          ------------           ------------
TOTAL LIABILITIES                                                         299,189               516,596                126,354
                                                                    -------------          ------------           ------------
TOTAL NET ASSETS                                                    $ 241,102,485          $ 70,336,519           $ 99,932,852
                                                                    =============          ============           ============

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                  $ 277,101,527          $ 69,367,271           $ 98,957,191
   UNDISTRIBUTED (LOSS) NET INVESTMENT INCOME                             121,291                23,296                 91,648
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS               (2,591,529)             (628,724)             2,009,298
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
      TRANSLATION OF FOREIGN CURRENCY                                 (33,855,000)            1,609,637             (1,125,285)
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS                            0               (34,961)                     0
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                     326,196                     0                      0
                                                                    -------------          ------------           ------------
TOTAL NET ASSETS                                                    $ 241,102,485          $ 70,336,519           $ 99,932,852
                                                                    =============          ============           ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $ 241,102,485          $ 70,336,519           $ 99,932,852
SHARES OUTSTANDING                                                     21,445,006             6,938,136              6,898,189
NET ASSET VALUE AND OFFERING PRICE                                  $       11.24          $      10.14           $      14.49
                                                                    -------------          ------------           ------------
INVESTMENTS AT COST (NOTE 2)                                        $ 273,477,615          $ 67,599,010           $100,873,403
                                                                    =============          ============           ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       68

                                                                                                             INTERNATIONAL
                                                                       EQUITY                GROWTH                 EQUITY
                                                                   VALUE FUND                  FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)               $ 31,351,075          $ 57,193,550            $ 7,063,431
   REPURCHASE AGREEMENTS                                              682,000             1,891,000                350,630
                                                                 ------------          ------------            -----------
TOTAL IN SECURITIES, AT MARKET VALUE                               32,033,075            59,084,550              7,414,061
                                                                 ------------          ------------            -----------
   CASH                                                                53,907               465,848                 50,000
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES         61,220                18,634                 17,264
   RECEIVABLE FOR INVESTMENTS SOLD                                          0                     0                      0
   RECEIVABLE FOR FUND SHARES ISSUED                                    4,739                     0                  6,819
                                                                 ------------          ------------            -----------
TOTAL ASSETS                                                       32,152,941            59,569,032              7,488,144
                                                                 ------------          ------------            -----------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                        0                     0                      0
   DIVIDENDS PAYABLE                                                        0                     0                      0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                        23,913                44,632                 15,936
   PAYABLE TO OTHER RELATED PARTIES                                    17,216                28,259                 14,167
   PAYABLE TO CUSTODIAN                                                     0                     0                      0
   ACCRUED EXPENSES AND OTHER LIABILITIES                               2,277                23,754                     33
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                   0                     0                      0
   PAYABLE FOR FOREIGN CURRENCY                                             0                     0                      0
                                                                 ------------          ------------            -----------
TOTAL LIABILITIES                                                      43,406                96,645                 30,136
                                                                 ------------          ------------            -----------
TOTAL NET ASSETS                                                 $ 32,109,535          $ 59,472,387            $ 7,458,008
                                                                 ============          ============            ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                               $ 39,827,560          $ 78,040,948            $ 8,437,577
   UNDISTRIBUTED (LOSS) NET INVESTMENT INCOME                          25,843                 3,329                 39,383
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS           (4,556,665)          (17,345,332)              (583,380)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
      TRANSLATION OF FOREIGN CURRENCY                              (3,187,203)           (1,226,558)              (435,937)
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS                        0                     0                    365
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                       0                     0                      0
                                                                 ------------          ------------            -----------
TOTAL NET ASSETS                                                 $ 32,109,535          $ 59,472,387            $ 7,458,008
                                                                 ============          ============            ===========

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $ 32,109,535          $ 59,472,387            $ 7,458,008
SHARES OUTSTANDING                                                  4,067,632             4,819,101              1,072,059
NET ASSET VALUE AND OFFERING PRICE                               $       7.89          $      12.34            $      6.96
                                                                 ------------          ------------            -----------
INVESTMENTS AT COST (NOTE 2)                                     $ 35,220,278          $ 60,311,108            $ 7,849,998
                                                                 ============          ============            ===========

                                                                        LARGE
                                                                      COMPANY                 MONEY              SMALL CAP
                                                                  GROWTH FUND           MARKET FUND            GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)               $ 83,737,005          $ 79,839,370           $ 73,742,054
   REPURCHASE AGREEMENTS                                                    0            18,064,000              6,064,038
                                                                 ------------          ------------           ------------
TOTAL IN SECURITIES, AT MARKET VALUE                               83,737,005            97,903,370             79,806,092
                                                                 ------------          ------------           ------------
   CASH                                                                     0                50,527                 50,001
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES         13,446               247,064                  4,131
   RECEIVABLE FOR INVESTMENTS SOLD                                  1,126,925                     0                869,322
   RECEIVABLE FOR FUND SHARES ISSUED                                    4,427                     0                  1,168
                                                                 ------------          ------------           ------------
TOTAL ASSETS                                                       84,881,803            98,200,961             80,730,714
                                                                 ------------          ------------           ------------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                        0                     0              6,089,695
   DIVIDENDS PAYABLE                                                        0                99,340                      0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                        65,418                59,083                 70,732
   PAYABLE TO OTHER RELATED PARTIES                                    27,332                57,342                 24,568
   PAYABLE TO CUSTODIAN                                               949,052                     0                      0
   ACCRUED EXPENSES AND OTHER LIABILITIES                               7,331                     0                  2,003
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                   0                     0                      0
   PAYABLE FOR FOREIGN CURRENCY                                             0                     0                      0
                                                                 ------------          ------------           ------------
TOTAL LIABILITIES                                                   1,049,133               215,765              6,186,998
                                                                 ------------          ------------           ------------
TOTAL NET ASSETS                                                 $ 83,832,670          $ 97,985,196           $ 74,543,716
                                                                 ============          ============           ============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                               $125,849,204          $ 97,985,819           $109,839,988
   UNDISTRIBUTED (LOSS) NET INVESTMENT INCOME                        (260,674)                   29               (328,887)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS          (15,163,939)                 (652)           (27,619,812)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
      TRANSLATION OF FOREIGN CURRENCY                             (26,591,921)                    0             (7,347,573)
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS                        0                     0                      0
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                       0                     0                      0
                                                                 ------------          ------------           ------------
TOTAL NET ASSETS                                                 $ 83,832,670          $ 97,985,196           $ 74,543,716
                                                                 ============          ============           ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $ 83,832,670          $ 97,985,196           $ 74,543,716
SHARES OUTSTANDING                                                 10,924,861            97,985,852             12,328,805
NET ASSET VALUE AND OFFERING PRICE                               $       7.67          $       1.00           $       6.05
                                                                 ------------          ------------           ------------
INVESTMENTS AT COST (NOTE 2)                                     $110,328,926          $ 97,903,370           $ 87,153,665
                                                                 ============          ============           ============

VARIBLE TRUST                         STATEMENTS OF OPERATIONS -- FOR THE PERIOD
                                      ENDED JUNE 30,2002 (UNAUDITED)

                                                                        ASSET
                                                                   ALLOCATION             CORPORATE                 EQUITY
                                                                         FUND             BOND FUND            INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                     $  1,128,094          $          0           $  1,099,149
   INTEREST                                                         2,432,999             2,484,979                 29,471
                                                                 ------------          ------------           ------------
TOTAL INVESTMENT INCOME                                             3,561,093             2,484,979              1,128,620
                                                                 ------------          ------------           ------------
EXPENSES
   ADVISORY FEES                                                      688,138               160,106                288,861
   ADMINISTRATION FEES                                                187,674                53,369                 78,780
   PORTFOLIO ACCOUNTING FEES                                           35,061                31,320                 32,388
   CUSTODY                                                              4,289                 7,116                 10,504
   TRANSFER AGENT                                                         371                   294                    303
   DISTRIBUTION FEES                                                  312,790                88,948                131,301
   LEGAL AND AUDIT FEES                                                24,941                14,037                 13,803
   DIRECTORS' FEES                                                      3,152                 3,152                  3,152
   SHAREHOLDER REPORTS                                                  3,980                 1,147                  4,707
   OTHER                                                                3,204                 2,632                  7,927
                                                                 ------------          ------------           ------------
TOTAL EXPENSES                                                      1,263,601               362,119                571,727

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                (18,655)              (43,729)               (49,179)
   NET EXPENSES                                                     1,244,945               318,390                522,548
                                                                 ------------          ------------           ------------
NET INVESTMENT INCOME (LOSS)                                        2,316,148             2,166,589                606,072
                                                                 ------------          ------------           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                         109,820              (570,387)             2,719,073
   FOREIGN CURRENCY                                                         0               (10,346)                     0
   FINANCIAL FUTURES CONTRACTS                                       (716,717)                    0                      0
                                                                 ------------          ------------           ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                            (606,897)             (580,733)             2,719,073
                                                                 ------------          ------------           ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                 (19,825,367)               (2,054)            (9,799,079)
   FOREIGN CURRENCY TRANSLATION                                             0                 2,191                      0
   FOREIGN CURRENCY CONTRACTS                                               0               (41,792)                     0
   FINANCIAL FUTURES TRANSACTIONS                                     302,396                     0                      0
                                                                 ------------          ------------           ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                                                (19,522,971)              (41,655)            (9,799,079)
                                                                 ------------          ------------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (20,129,868)             (622,388)            (7,080,006)
                                                                 ------------          ------------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $(17,813,720)         $  1,544,201           $ (6,473,934)
                                                                 ============          ============           ============

                                       70

                                                                                                             INTERNATIONAL
                                                                       EQUITY                GROWTH                 EQUITY
                                                                   VALUE FUND                  FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                     $    285,661          $    285,452           $     66,152(1)
   INTEREST                                                            19,170                49,158                  3,833
                                                                 ------------          ------------           ------------
TOTAL INVESTMENT INCOME                                               304,831               334,610                 69,985
                                                                 ------------          ------------           ------------
EXPENSES
   ADVISORY FEES                                                       98,856               182,000                 23,042
   ADMINISTRATION FEES                                                 26,961                49,636                  4,608
   PORTFOLIO ACCOUNTING FEES                                           31,134                30,620                 44,783
   CUSTODY                                                              3,595                 6,618                  7,681
   TRANSFER AGENT                                                         301                   287                  4,715
   DISTRIBUTION FEES                                                   44,934                82,727                  7,681
   LEGAL AND AUDIT FEES                                                15,585                18,299                 13,402
   DIRECTORS' FEES                                                      3,152                 3,152                  3,152
   SHAREHOLDER REPORTS                                                  1,485                 1,577                  1,598
   OTHER                                                                  649                 2,146                    311
                                                                 ------------          ------------           ------------
TOTAL EXPENSES                                                        226,652               377,062                110,973

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                (47,776)              (45,830)               (80,377)
   NET EXPENSES                                                       178,876               331,233                 30,597
                                                                 ------------          ------------           ------------
NET INVESTMENT INCOME (LOSS)                                          125,955                 3,377                 39,388
                                                                 ------------          ------------           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                      (1,573,034)           (8,265,155)              (352,806)
   FOREIGN CURRENCY                                                         0                     0                     96
   FINANCIAL FUTURES CONTRACTS                                              0                     0                      0
                                                                 ------------          ------------           ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                          (1,573,034)           (8,265,155)              (352,710)
                                                                 ------------          ------------           ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                  (3,262,949)             (394,782)              (152,823)
   FOREIGN CURRENCY TRANSLATION                                             0                     0                    317
   FOREIGN CURRENCY CONTRACTS                                               0                     0                      0
   FINANCIAL FUTURES TRANSACTIONS                                           0                     0                      0
                                                                 ------------          ------------           ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                                                 (3,262,949)             (394,782)              (152,506)
                                                                 ------------          ------------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (4,835,983)           (8,659,937)              (505,216)
                                                                 ------------          ------------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $ (4,710,028)         $ (8,656,560)          $   (465,828)
                                                                 ============          ============           ============

                                                                        LARGE
                                                                      COMPANY                 MONEY              SMALL CAP
                                                                  GROWTH FUND           MARKET FUND            GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                     $    216,223          $          0           $     44,561
   INTEREST                                                            10,627             1,031,784                 34,498
                                                                 ------------          ------------           ------------
TOTAL INVESTMENT INCOME                                               226,850             1,031,784                 79,059
                                                                 ------------          ------------           ------------
EXPENSES
   ADVISORY FEES                                                      269,213               199,665                255,797
   ADMINISTRATION FEES                                                 73,422                74,874                 51,159
   PORTFOLIO ACCOUNTING FEES                                           30,819                30,801                 31,007
   CUSTODY                                                              9,790                 9,983                  6,821
   TRANSFER AGENT                                                         289                   289                    359
   DISTRIBUTION FEES                                                  122,369                     0                 85,266
   LEGAL AND AUDIT FEES                                                10,547                25,685                 10,037
   DIRECTORS' FEES                                                      3,152                 3,152                  3,152
   SHAREHOLDER REPORTS                                                  2,158                10,839                  1,668
   OTHER                                                                1,518                11,959                  5,893
                                                                 ------------          ------------           ------------
TOTAL EXPENSES                                                        523,276               367,247                451,160

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                (35,752)                    0                (43,214)
   NET EXPENSES                                                       487,524               367,247                407,946
                                                                 ------------          ------------           ------------
NET INVESTMENT INCOME (LOSS)                                         (260,674)              664,537               (328,887)
                                                                 ------------          ------------           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                       (3,564,928)                   0             (5,907,945)
   FOREIGN CURRENCY                                                          0                    0                      0
   FINANCIAL FUTURES CONTRACTS                                               0                    0                      0
                                                                 -------------         ------------           ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                           (3,564,928)                   0             (5,907,945)
                                                                 -------------         ------------           ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                  (16,221,753)                   0            (12,184,920)
   FOREIGN CURRENCY TRANSLATION                                              0                    0                      0
   FOREIGN CURRENCY CONTRACTS                                                0                    0                      0
   FINANCIAL FUTURES TRANSACTIONS                                            0                    0                      0
                                                                 -------------         ------------           ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                                                 (16,221,753)                   0            (12,184,920)
                                                                 -------------         ------------           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (19,786,681)                   0            (18,092,865)
                                                                 -------------         ------------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $ (20,047,355)        $    664,537           $(18,421,752)
                                                                 =============         ============           ============

(1)  NET OF FOREIGN WITHHOLDING TAXES OF $7,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                               STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   ASSET ALLOCATION FUND
                                                                                           -----------------------------------
                                                                                             (UNAUDITED)
                                                                                             FOR THE SIX               FOR THE
                                                                                            MONTHS ENDED            YEAR ENDED
                                                                                           JUNE 30, 2002         DEC. 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                                    $ 255,938,295         $ 270,278,478
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                                2,316,148             4,249,223
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                         (606,897)            1,764,759
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
    TRANSLATION OF FOREIGN CURRENCY                                                          (19,825,367)          (26,057,787)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF FINANCIAL FUTURES AND
    FORWARD TRANSACTIONS                                                                         302,396               195,925
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              (17,813,720)          (19,847,880)
                                                                                           -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                      (2,535,849)           (4,141,444)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                                   (2,363,104)           (6,757,275)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                                  21,583,353            39,261,163
   REINVESTMENT OF DIVIDENDS                                                                   4,898,952            10,898,719
   COST OF SHARES REDEEMED                                                                   (18,605,442)          (33,753,466)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                          7,876,863            16,406,416
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (14,835,810)          (14,340,183)
                                                                                           =============         =============
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                          $ 241,102,485         $ 255,938,295
                                                                                           -------------         -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                                 1,801,260             3,046,607
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                    426,562               879,030
   SHARES REDEEMED                                                                            (1,560,848)           (2,705,867)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                    666,974             1,219,770
                                                                                           -------------         -------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                                                                   $     121,291         $     340,992
                                                                                           =============         =============

                                       72

                                                                                                     CORPORATE BOND FUND
                                                                                           -----------------------------------
                                                                                             (UNAUDITED)
                                                                                             FOR THE SIX               FOR THE
                                                                                            MONTHS ENDED            YEAR ENDED
                                                                                           JUNE 30, 2002         DEC. 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                                    $  72,920,237         $  71,957,240
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                                2,166,589             4,555,471
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                         (580,733)            1,542,233
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
    TRANSLATION OF FOREIGN CURRENCY                                                              (41,655)             (827,038)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF FINANCIAL FUTURES AND
    FORWARD TRANSACTIONS                                                                               0                20,062
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                1,544,201             5,290,728
                                                                                           -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                      (2,166,555)           (4,555,471)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                                     (117,763)                    0
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                                   3,542,887            12,106,575
   REINVESTMENT OF DIVIDENDS                                                                   1,955,068             4,555,471
   COST OF SHARES REDEEMED                                                                    (7,341,556)          (16,434,306)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                         (1,843,601)              227,740
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                         (2,583,718)              962,997
                                                                                           =============         =============
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                          $  70,336,519         $  72,920,237
                                                                                           -------------         -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                                   346,414             1,175,837
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                    191,512               442,463
   SHARES REDEEMED                                                                              (719,242)           (1,597,933)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (181,316)               20,367
                                                                                           -------------         -------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                                                                   $      23,296         $      23,262
                                                                                           =============         =============

                                                                                                      EQUITY INCOME FUND
                                                                                           -----------------------------------
                                                                                             (UNAUDITED)
                                                                                             FOR THE SIX               FOR THE
                                                                                            MONTHS ENDED            YEAR ENDED
                                                                                           JUNE 30, 2002         DEC. 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                                    $ 106,199,246         $ 113,350,497
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                                  606,072             1,118,686
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                        2,719,073              (663,986)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
    TRANSLATION OF FOREIGN CURRENCY                                                           (9,799,079)           (7,004,408)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF FINANCIAL FUTURES AND
    FORWARD TRANSACTIONS                                                                               0                     0
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (6,473,934)           (6,549,708)
                                                                                           -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                        (607,761)           (1,025,349)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                                            0            (2,777,069)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                                  11,238,875            23,295,231
   REINVESTMENT OF DIVIDENDS                                                                     607,761             3,802,418
   COST OF SHARES REDEEMED                                                                   (11,031,335)          (23,896,774)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                            815,301             3,200,875
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                         (6,266,394)           (7,151,251)
                                                                                           =============         =============
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                          $  99,932,852         $ 106,199,246
                                                                                           -------------         -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                                   735,221             1,451,306
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                     39,906               243,099
   SHARES REDEEMED                                                                              (719,021)           (1,515,066)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                     56,106               179,339
                                                                                           -------------         -------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                                                                   $      91,648         $      93,337
                                                                                           =============         =============

                                                                                                       EQUITY VALUE FUND
                                                                                           -----------------------------------
                                                                                             (UNAUDITED)
                                                                                             FOR THE SIX               FOR THE
                                                                                            MONTHS ENDED            YEAR ENDED
                                                                                           JUNE 30, 2002         DEC. 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                                    $  38,720,648         $  47,012,701
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                                  125,955               223,800
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                       (1,573,034)              278,219
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
    TRANSLATION OF FOREIGN CURRENCY                                                           (3,262,949)           (4,266,366)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF FINANCIAL FUTURES AND
    FORWARD TRANSACTIONS                                                                               0                     0
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (4,710,028)           (3,764,347)
                                                                                           -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                        (116,172)             (242,706)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                                            0                     0
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                                   5,483,089            35,041,543
   REINVESTMENT OF DIVIDENDS                                                                     116,172               242,706
   COST OF SHARES REDEEMED                                                                    (7,384,174)          (39,569,249)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                                         (1,784,913)           (4,285,000)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS                                                         (6,611,113)           (8,292,053)
                                                                                           =============         =============
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                          $  32,109,535         $  38,720,648
                                                                                           -------------         -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                                   627,517             3,692,065
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                     13,617                27,454
   SHARES REDEEMED                                                                              (865,785)           (4,275,125)
                                                                                           -------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (224,651)             (555,606)
                                                                                           -------------         -------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                                                                   $      25,843         $      16,060
                                                                                           =============         =============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                GROWTH FUND                       INTERNATIONAL EQUITY FUND
                                                      ----------------------------------     ----------------------------------
                                                       (UNAUDITED)                              (UNAUDITED)
                                                       FOR THE SIX               FOR THE        FOR THE SIX             FOR THE
                                                      MONTHS ENDED            YEAR ENDED       MONTHS ENDED          YEAR ENDED
                                                     JUNE 30, 2002         DEC. 31, 2001      JUNE 30, 2002       DEC. 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                               $ 73,630,916         $ 105,248,351        $ 4,946,373        $  1,620,487
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                              3,377                67,076             39,388              13,853
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
    AND FOREIGN CURRENCY                                (8,265,155)           (8,047,654)          (352,710)           (224,525)
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS AND TRANSLATION OF
    FOREIGN CURRENCY                                      (394,782)          (11,604,844)          (152,506)           (179,164)
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF FINANCIAL FUTURES AND FORWARD
    TRANSACTIONS                                                 0                     0                  0                   0
                                                      ------------         -------------        -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (8,656,560)          (19,585,422)          (465,828)           (389,836)
                                                      ------------         -------------        -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                   (67,098)              (11,196)           (13,840)               (701)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                      0            (6,611,354)                 0                   0
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                             1,187,296             7,275,542          3,565,564           6,028,608
   REINVESTMENT OF DIVIDENDS                                67,098             6,622,550             13,840                 701
   COST OF SHARES REDEEMED                              (6,689,265)          (19,307,555)          (588,101)         (2,312,886)
                                                      ------------         -------------        -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                      (5,434,871)           (5,409,463)         2,991,303           3,716,423
                                                      ------------         -------------        -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS                  (14,158,529)          (31,617,435)         2,511,635           3,325,886
                                                      ============         =============        ===========        ============
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                     $ 59,472,387         $  73,630,916        $ 7,458,008        $  4,946,373
                                                      ------------         -------------        -----------        ------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                              88,159               467,784            491,988             778,750
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                5,473               461,502              2,072                  90
   SHARES REDEEMED                                        (505,162)           (1,221,133)           (81,873)           (300,319)
                                                      ------------         -------------        -----------        ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (411,530)             (291,847)           412,187             478,521
                                                      ------------         -------------        -----------        ------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                              $      3,329         $      67,050        $    39,383        $     13,835
                                                      ============         =============        ===========        ============

                                       74

                                                           LARGE COMPANY GROWTH FUND                   MONEY MARKET FUND
                                                     -----------------------------------      --------------------------------
                                                       (UNAUDITED)                              (UNAUDITED)
                                                       FOR THE SIX               FOR THE        FOR THE SIX             FOR THE
                                                      MONTHS ENDED            YEAR ENDED       MONTHS ENDED          YEAR ENDED
                                                     JUNE 30, 2002         DEC. 31, 2001      JUNE 30, 2002       DEC. 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                               $104,888,396         $ 117,885,152      $ 105,359,808        $ 53,095,473
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                           (260,674)             (495,676)           664,537           3,000,263
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
    AND FOREIGN CURRENCY                                (3,564,928)          (10,799,189)                 0                 971
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS AND TRANSLATION OF
    FOREIGN CURRENCY                                   (16,221,753)          (15,277,335)                 0                   0
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF FINANCIAL FUTURES AND FORWARD
    TRANSACTIONS                                                 0                     0                  0                   0
                                                      ------------         -------------      -------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (20,047,355)          (26,572,200)           664,537           3,001,234
                                                      ------------         -------------      -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                         0                     0           (664,508)         (3,000,263)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                      0               (34,218)                 0                   0
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                             8,595,443            29,904,678         28,434,553          82,314,170
   REINVESTMENT OF DIVIDENDS                                     0                34,218            567,317           3,000,263
   COST OF SHARES REDEEMED                              (9,603,814)          (16,329,234)       (36,376,511)        (33,051,069)
                                                      ------------         -------------      -------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                      (1,008,371)           13,609,662         (7,374,641)         52,263,364
                                                      ------------         -------------      -------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS                  (21,055,726)          (12,996,756)        (7,374,612)         52,264,335
                                                      ============         =============      =============        ============
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                     $ 83,832,670         $ 104,888,396      $  97,985,196        $105,359,808
                                                      ------------         -------------      -------------        ------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                             968,896             2,989,913         28,434,552          82,308,007
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                    0                 3,695            567,317           3,006,426
   SHARES REDEEMED                                      (1,136,903)           (1,754,419)       (36,376,511)        (33,051,069)
                                                      ------------         -------------      -------------        ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (168,007)            1,239,189         (7,374,642)         52,263,364
                                                      ------------         -------------      -------------        ------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                              $   (260,674)        $           0      $          29        $          0
                                                      ============         =============      =============        ============

                                                             SMALL CAP GROWTH FUND
                                                     -----------------------------------
                                                        (UNAUDITED)
                                                       FOR THE SIX               FOR THE
                                                      MONTHS ENDED            YEAR ENDED
                                                     JUNE 30, 2002         DEC. 31, 2001
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                               $ 57,216,449         $  33,610,489
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                           (328,887)             (295,248)
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
    AND FOREIGN CURRENCY                                (5,907,945)          (13,699,561)
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS AND TRANSLATION OF
    FOREIGN CURRENCY                                   (12,184,920)            7,167,958
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF FINANCIAL FUTURES AND FORWARD
    TRANSACTIONS                                                 0                     0
                                                      ------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (18,421,752)           (6,826,851)
                                                      ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                         0                     0
   NET REALIZED GAIN ON SALE OF INVESTMENTS                      0                     0
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                            39,028,892            35,531,515
   REINVESTMENT OF DIVIDENDS                                     0                     0
   COST OF SHARES REDEEMED                              (3,279,873)           (5,098,704)
                                                      ------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                      35,749,019            30,432,811
                                                      ------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS                   17,327,267            23,605,960
                                                      ============         =============
NET ASSETS:
----------------------------------------------------------------------------------------
ENDING NET ASSETS                                     $ 74,543,716         $  57,216,449
                                                      ------------         -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                           5,525,749             4,725,984
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                    0                     0
   SHARES REDEEMED                                        (481,334)             (678,120)
                                                      ------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING            5,044,415             4,047,864
                                                      ------------         -------------
ENDING BALANCE OF UNDISTRIBUTED (LOSS)
   NET INVESTMENT INCOME                              $   (328,887)        $           0
                                                      ============         =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                              NET REALIZED
                                                 BEGINNING           NET               AND     DIVIDENDS
                                                 NET ASSET    INVESTMENT        UNREALIZED      FROM NET
                                                 VALUE PER        INCOME    GAIN (LOSS) ON    INVESTMENT
                                                     SHARE        (LOSS)       INVESTMENTS        INCOME
--------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $12.32          0.11             (0.96)        (0.12)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $13.82          0.20             (1.17)        (0.20)
JANUARY 1, 2000 TO DECEMBER 31, 2000               $14.42          0.31             (0.13)        (0.31)
JANUARY 1, 1999 TO DECEMBER 31, 1999               $13.45          0.27              0.97         (0.26)
JANUARY 1, 1998 TO DECEMBER 31, 1998               $11.99          0.34              2.60         (0.34)
JANUARY 1, 1997 TO DECEMBER 31, 1997               $11.42          0.60              1.73         (0.60)

CORPORATE BOND FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $10.24          0.31             (0.08)        (0.31)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $10.14          0.64              0.10         (0.64)
JANUARY 1, 2000 TO DECEMBER 31, 2000               $ 9.82          0.64              0.32         (0.64)
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999        $10.00          0.16             (0.18)        (0.16)

EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $15.52          0.09             (1.03)        (0.09)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $17.01          0.16             (1.09)        (0.15)
JANUARY 1, 2000 TO DECEMBER 31, 2000               $17.09          0.17              0.21         (0.17)
JANUARY 1, 1999 TO DECEMBER 31, 1999               $16.00          0.17              1.09         (0.17)
JANUARY 1, 1998 TO DECEMBER 31, 1998               $13.68          0.18              2.34         (0.18)
JANUARY 1, 1997 TO DECEMBER 31, 1997               $10.91          0.14              2.79         (0.14)

EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $ 9.02          0.03             (1.13)        (0.03)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $ 9.70          0.06             (0.68)        (0.06)
JANUARY 1, 2000 TO DECEMBER 31, 2000               $ 9.23          0.07              0.46         (0.06)
JANUARY 1, 1999 TO DECEMBER 31, 1999               $ 9.55          0.08             (0.32)        (0.08)
MAY 1, 1998 (3) TO DECEMBER 31, 1998               $10.00          0.07             (0.45)        (0.07)

GROWTH FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $14.08          0.00             (1.73)        (0.01)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $19.06          0.01             (3.65)         0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000               $24.10          0.00             (2.95)         0.00
JANUARY 1, 1999 TO DECEMBER 31, 1999               $20.05          0.02              4.06         (0.03)
JANUARY 1, 1998 TO DECEMBER 31, 1998               $16.79          0.09              4.65         (0.09)
JANUARY 1, 1997 TO DECEMBER 31, 1997               $15.34          0.19              2.48         (0.19)

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $ 7.50          0.03             (0.56)        (0.01)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $ 8.94          0.02             (1.46)         0.00
JULY 3, 2000 (3) TO DECEMBER 31, 2000              $10.00          0.03             (1.06)        (0.03)

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $ 9.46         (0.02)            (1.77)         0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001               $11.96         (0.04)            (2.46)         0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000               $12.03         (0.04)            (0.03)         0.00
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999        $10.00         (0.01)             2.04          0.00

MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $ 1.00          0.01              0.00         (0.01)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $ 1.00          0.04              0.00         (0.04)
JANUARY 1, 2000 TO DECEMBER 31, 2000               $ 1.00          0.06              0.00         (0.06)
JANUARY 1, 1999 TO DECEMBER 31, 1999               $ 1.00          0.04              0.00         (0.04)
JANUARY 1, 1998 TO DECEMBER 31, 1998               $ 1.00          0.05              0.00         (0.05)
JANUARY 1, 1997 TO DECEMBER 31, 1997               $ 1.00          0.05              0.00         (0.05)

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $ 7.85         (0.03)            (1.77)         0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001               $10.38         (0.04)            (2.49)         0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000               $18.09         (0.08)            (3.71)         0.00
JANUARY 1, 1999 TO DECEMBER 31, 1999               $10.88         (0.04)             7.25          0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998               $12.77          0.03             (1.89)        (0.03)
JANUARY 1, 1997 TO DECEMBER 31, 1997               $13.50          0.01              1.24         (0.01)

                                       76

                                              DISTRIBUTIONS                   ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                   FROM NET               NET ASSETS    -----------------------------------------
                                                   REALIZED    RETURN OF   VALUE PER    NET INVESTMENT          NET        GROSS
                                                      GAINS      CAPITAL       SHARE     INCOME (LOSS)     EXPENSES  EXPENSES(1)
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)          (0.11)       0.00       $11.24              1.85%       1.00%        1.01%
JANUARY 1, 2001 TO DECEMBER 31, 2001                  (0.33)       0.00       $12.32              1.64%       1.00%        1.04%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  (0.47)       0.00       $13.82              2.19%       1.00%        1.12%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  (0.01)       0.00       $14.42              2.05%       0.97%        1.17%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  (1.14)       0.00       $13.45              2.62%       0.92%        1.11%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  (1.16)       0.00       $11.99              5.20%       0.80%        0.85%

CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)          (0.02)       0.00       $10.14              6.09%       0.90%        1.02%
JANUARY 1, 2001 TO DECEMBER 31, 2001                   0.00        0.00       $10.24              6.20%       0.90%        1.14%
JANUARY 1, 2000 TO DECEMBER 31, 2000                   0.00        0.00       $10.14              6.53%       0.90%        1.25%
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999            0.00        0.00       $ 9.82              5.87%       0.90%        1.25%

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $14.49              1.15%       1.00%        1.09%
JANUARY 1, 2001 TO DECEMBER 31, 2001                  (0.41)       0.00       $15.52              1.05%       1.00%        1.23%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  (0.29)       0.00       $17.01              1.02%       1.00%        1.17%
JANUARY 1, 1999 TO DECEMBER 31, 1999                   0.00        0.00       $17.09              1.16%       0.86%        1.12%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  (0.02)       0.00       $16.00              1.47%       0.80%        1.10%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  (0.02)       0.00       $13.68              1.85%       0.80%        1.34%

EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $ 7.89              0.70%       1.00%        1.26%
JANUARY 1, 2001 TO DECEMBER 31, 2001                   0.00        0.00       $ 9.02              0.55%       1.00%        1.16%
JANUARY 1, 2000 TO DECEMBER 31, 2000                   0.00        0.00       $ 9.70              0.78%       1.00%        1.56%
JANUARY 1, 1999 TO DECEMBER 31, 1999                   0.00        0.00       $ 9.23              0.96%       1.06%        1.53%
MAY 1, 1998 (3) TO DECEMBER 31, 1998                   0.00        0.00       $ 9.55              1.54%       1.09%        2.52%

GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $12.34              0.01%       1.00%        1.14%
JANUARY 1, 2001 TO DECEMBER 31, 2001                  (1.34)       0.00       $14.08              0.08%       1.00%        1.27%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  (2.09)       0.00       $19.06              0.01%       1.00%        1.23%
JANUARY 1, 1999 TO DECEMBER 31, 1999                   0.00        0.00       $24.10              0.11%       1.07%        1.27%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  (1.39)       0.00       $20.05              0.51%       1.04%        1.18%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  (1.03)       0.00       $16.79              1.19%       0.65%        1.01%

INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $ 6.96              1.28%       1.00%        3.61%
JANUARY 1, 2001 TO DECEMBER 31, 2001                   0.00        0.00       $ 7.50              0.48%       1.00%        7.21%
JULY 3, 2000 (3) TO DECEMBER 31, 2000                  0.00        0.00       $ 8.94              0.98%       1.00%        2.40%

LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $ 7.67             (0.53)%      1.00%        1.07%
JANUARY 1, 2001 TO DECEMBER 31, 2001                   0.00        0.00       $ 9.46             (0.47)%      0.98%        1.01%
JANUARY 1, 2000 TO DECEMBER 31, 2000                   0.00        0.00       $11.96             (0.42)%      1.00%        1.43%
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999            0.00        0.00       $12.03             (0.47)%      1.00%        1.43%

MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $ 1.00              1.33%       0.74%        0.74%
JANUARY 1, 2001 TO DECEMBER 31, 2001                   0.00        0.00       $ 1.00              3.46%       0.73%        0.73%
JANUARY 1, 2000 TO DECEMBER 31, 2000                   0.00        0.00       $ 1.00              5.64%       0.85%        0.90%
JANUARY 1, 1999 TO DECEMBER 31, 1999                   0.00        0.00       $ 1.00              4.45%       0.86%        1.07%
JANUARY 1, 1998 TO DECEMBER 31, 1998                   0.00        0.00       $ 1.00              4.62%       0.82%        1.28%
JANUARY 1, 1997 TO DECEMBER 31, 1997                   0.00        0.00       $ 1.00              4.95%       0.53%        1.07%

SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           0.00        0.00       $ 6.05             (0.96)%      1.20%        1.32%
JANUARY 1, 2001 TO DECEMBER 31, 2001                   0.00        0.00       $ 7.85             (0.85)%      1.18%        1.32%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  (3.15)      (0.77)      $10.38             (0.72)%      1.20%        2.41%
JANUARY 1, 1999 TO DECEMBER 31, 1999                   0.00        0.00       $18.09             (0.37)%      0.95%        1.94%
JANUARY 1, 1998 TO DECEMBER 31, 1998                   0.00        0.00       $10.88              0.31%       0.80%        1.51%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  (1.59)      (0.38)      $12.77              0.07%       0.80%        1.88%

                                                             PORTFOLIO            NET ASSETS AT
                                                      TOTAL   TURNOVER            END OF PERIOD
                                                   RETURN(2)      RATE          (000'S OMITTED)
------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)         (6.91)%        9%                $ 241,102
JANUARY 1, 2001 TO DECEMBER 31, 2001                 (6.96)%       25%                $ 255,938
JANUARY 1, 2000 TO DECEMBER 31, 2000                  1.02%        48%                $ 270,278
JANUARY 1, 1999 TO DECEMBER 31, 1999                  9.33%        30%                $ 240,671
JANUARY 1, 1998 TO DECEMBER 31, 1998                 25.26%        29%                $ 156,241
JANUARY 1, 1997 TO DECEMBER 31, 1997                 20.88%       156%                $  86,506

CORPORATE BOND FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)          2.24%        23%                $  70,337
JANUARY 1, 2001 TO DECEMBER 31, 2001                  7.41%        69%                $  72,920
JANUARY 1, 2000 TO DECEMBER 31, 2000                 10.22%       100%                $  71,957
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999          (0.16)%       59%                $  68,423

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)         (6.09)%       12%                $  99,933
JANUARY 1, 2001 TO DECEMBER 31, 2001                 (5.41)%        5%                $ 106,199
JANUARY 1, 2000 TO DECEMBER 31, 2000                  2.33%         4%                $ 113,350
JANUARY 1, 1999 TO DECEMBER 31, 1999                  7.90%         5%                $ 127,793
JANUARY 1, 1998 TO DECEMBER 31, 1998                 18.42%         1%                $  86,069
JANUARY 1, 1997 TO DECEMBER 31, 1997                 26.90%         3%                $  39,888

EQUITY VALUE FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)        (12.24)%       74%                $  32,110
JANUARY 1, 2001 TO DECEMBER 31, 2001                 (6.39)%      107%                $  38,721
JANUARY 1, 2000 TO DECEMBER 31, 2000                  5.78%       124%                $  47,013
JANUARY 1, 1999 TO DECEMBER 31, 1999                 (2.48)%      139%                $  26,567
MAY 1, 1998 (3) TO DECEMBER 31, 1998                 (3.76)%       27%                $  11,072

GROWTH FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)        (12.26)%       78%                $  59,472
JANUARY 1, 2001 TO DECEMBER 31, 2001                (19.21)%       50%                $  73,631
JANUARY 1, 2000 TO DECEMBER 31, 2000                (13.60)%       67%                $ 105,248
JANUARY 1, 1999 TO DECEMBER 31, 1999                 20.41%        54%                $ 128,495
JANUARY 1, 1998 TO DECEMBER 31, 1998                 28.81%        69%                $ 100,927
JANUARY 1, 1997 TO DECEMBER 31, 1997                 17.33%       124%                $  71,944

INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)         (7.02)%       34%                $   7,458
JANUARY 1, 2001 TO DECEMBER 31, 2001                (16.09)%       41%                $   4,946
JULY 3, 2000 (3) TO DECEMBER 31, 2000               (10.33)%       19%                $   1,620

LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)        (18.92)%       11%                $  83,833
JANUARY 1, 2001 TO DECEMBER 31, 2001                (20.88)%       14%                $ 104,888
JANUARY 1, 2000 TO DECEMBER 31, 2000                 (0.58)%        8%                $ 117,885
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999          20.30%         0%                $  50,988

MONEY MARKET FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)          0.67%       N/A                 $  97,985
JANUARY 1, 2001 TO DECEMBER 31, 2001                  3.73%       N/A                 $ 105,360
JANUARY 1, 2000 TO DECEMBER 31, 2000                  5.76%       N/A                 $  53,095
JANUARY 1, 1999 TO DECEMBER 31, 1999                  4.46%       N/A                 $  42,164
JANUARY 1, 1998 TO DECEMBER 31, 1998                  4.77%       N/A                 $  26,319
JANUARY 1, 1997 TO DECEMBER 31, 1997                  5.04%       N/A                 $  14,788

SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)        (22.93)%      107%                $  74,544
JANUARY 1, 2001 TO DECEMBER 31, 2001                (24.37)%      218%                $  57,216
JANUARY 1, 2000 TO DECEMBER 31, 2000                (22.58)%      260%                $  33,610
JANUARY 1, 1999 TO DECEMBER 31, 1999                 66.27%       314%                $  23,819
JANUARY 1, 1998 TO DECEMBER 31, 1998                (14.47)%      135%                $  13,295
JANUARY 1, 1997 TO DECEMBER 31, 1997                  9.87%       209%                $  11,482

VARIABLE TRUST                                     NOTES TO FINANCIAL HIGHLIGHTS

    NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     (1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

     (2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

     (3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                     VARIABLE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds (each, a "Fund", collectively, the "Funds") as of the end of the reporting period: the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, and Small Cap Growth Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities for all Funds, except the Money Market Fund, are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange or the NASDAQ National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available, and/or which can not be valued by a pricing service are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

     The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Money Market Fund and debt securities maturing in 60 days or less are valued using the amortized cost method. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodians' responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

     The Asset Allocation and Equity Value Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On June 30, 2002, the Asset Allocation Fund held the following long futures contracts:

                                                                             NOTIONAL      NET UNREALIZED
   CONTRACTS              TYPE                          EXPIRATION DATE   CONTRACT VALUE     APPRECIATION
   Long 27           U.S. T-BONDS                       September, 2002    $   2,466,750      $  33,046
   Short 369         U.S. T-BONDS                       September, 2002      (37,926,281)       345,937
   Long 201          S&P 500 INDEX                      September, 2002       49,257,475        (52,787)

     The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $980,000 and $3,125,000.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Funds may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. Based on exchange rates at June 30, 2002, the Corporate Bond Fund had entered into a foreign currency forward contract under which it is obligated to exchange currencies at a specified future date. The following contracts were held by the Corporate Bond Fund during the six months ended June 30, 2002:

                                                                                        NET UNREALIZED
                                                                                         APPRECIATION/
   DATE                CURRENCY                                   VALUE     US $ VALUE  (DEPRECIATION)
   08/14/02           EURO DOLLAR                                476,000     431,874       (37,376)

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, for the Growth, International Equity, Large Company Growth, and Small Cap Growth Funds are declared and distributed annually. Dividends to shareholders from net investment income, if any, for the Asset Allocation, Equity Income, and Equity Value Funds are declared and distributed quarterly. Dividends to shareholders from net investment income, if any, for the Corporate Bond and Money Market Funds are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The following Funds had net capital loss carryforwards at December 31, 2001, which are available to offset future net realized capital gains:

                                                                                        CAPITAL LOSS
   FUND                                                                  YEAR EXPIRES   CARRYFORWARDS
   EQUITY INCOME FUND                                                        2009     $     663,985
   EQUITY VALUE FUND                                                         2007           464,041
                                                                             2008         1,488,881
   GROWTH FUND                                                               2009         8,463,287
   INTERNATIONAL EQUITY FUND                                                 2008             3,640
                                                                             2009           143,229
   LARGE COMPANY GROWTH FUND                                                 2009         6,092,101
   MONEY MARKET FUND                                                         2008               391
                                                                             2009               261
   SMALL CAP GROWTH FUND                                                     2009        19,420,876

     For tax purposes, the following Funds had deferred Post-October capital losses in 2001. These losses will be recognized for tax purposes in 2002:

   FUND                                                                                CAPITAL LOSSES
   ASSET ALLOCATION FUND                                                                $   152,921
   EQUITY VALUE FUND                                                                        581,347
   GROWTH FUND                                                                              575,260
   INTERNATIONAL EQUITY FUND                                                                 13,128
   LARGE COMPANY GROWTH FUND                                                              5,195,471
   SMALL CAP GROWTH FUND                                                                    665,988

3. ADVISORY FEES

     The Trust has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Funds Management, LLC ("Funds Management"). Pursuant to the contracts, Funds Management has agreed to provide the following Funds with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

                                                                                       % OF AVERAGE
   FUND                                                                               DAILY NET ASSETS
   ASSET ALLOCATION FUND                                                                    0.55
   CORPORATE BOND FUND                                                                      0.45
   EQUITY INCOME FUND                                                                       0.55
   EQUITY VALUE FUND                                                                        0.55
   GROWTH FUND                                                                              0.55
   INTERNATIONAL EQUITY FUND                                                                0.75
   LARGE COMPANY GROWTH FUND                                                                0.55
   MONEY MARKET FUND                                                                        0.40
   SMALL CAP GROWTH FUND                                                                    0.75

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market, and Small Cap Growth Funds. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Asset Allocation Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $1 billion and 0.10% of the Fund's average daily net assets in excess of $1 billion. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Equity Income, Equity Value, and Growth Funds, a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Corporate Bond Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the International Equity Fund, a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets up to $200 million and 0.25% of the Fund's average daily net assets in excess of $200 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Small Cap Growth Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million and 0.20% of the Fund's average daily net assets in excess of $200 million.

     Peregrine Capital Management, Inc. ("Peregrine") acts as sub-adviser to the Large Company Growth Fund. Peregrine is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets up to $25 million, 0.60% of the Fund's average daily net assets for the next $25 million, 0.50% of the Fund's average daily net assets for the next $225 million, and 0.30% of the Fund's average daily net assets in excess of $275 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan ("Plan") for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of each Fund. The distribution fees paid on behalf of the Funds for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Funds with Funds Management whereby Funds Management is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Funds for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of each Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Funds. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of each Fund, except the International Equity Fund for which it is entitled to receive 0.25% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended June 30, 2002, were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the period ended June 30, 2002, were as follows:

                          AGGREGATE PURCHASES AND SALES

   FUND                                                                 PURCHASES AT COST  SALES PROCEEDS
   ASSET ALLOCATION FUND                                                 $  21,261,885       $ 24,245,066
   CORPORATE BOND FUND                                                      15,617,625         17,384,174
   EQUITY INCOME FUND                                                       13,263,507         11,989,560
   EQUITY VALUE FUND                                                        26,174,250         25,033,865
   GROWTH FUND                                                              46,446,799         48,915,387
   INTERNATIONAL EQUITY FUND                                                 4,804,601          1,999,657
   LARGE COMPANY GROWTH FUND                                                10,831,733         10,792,841
   SMALL CAP GROWTH FUND                                                   105,749,071         69,837,940

     The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS
   NAME AND AGE             LENGTH OF SERVICE ***   DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee                 Retired. Private Investor.          None.
   70                       since 1992              Director, Federal Farm Credit
                                                    Banks Funding Corporation
                                                    and Farm Credit System
                                                    Financial Assistance Corporation
                                                    until February 1999.

   W. Rodney Hughes         Trustee                 Private Investor.                   Barclays Global
   75                       since 1987                                                  Investors Funds/Master
                                                                                        Investment Portfolio,
                                                                                        23 portfolios

   J. Tucker Morse          Trustee                 Private Investor/Real Estate        None.
   57                       since 1987              Developer; Chairman of White
                                                    Point Capital, LLC.

NON-INTERESTED TRUSTEES

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS
   NAME AND AGE             LENGTH OF SERVICE ***   DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee                 Wake Forest University,             None.
   59                       since 1987              Calloway School of Business
                                                    and Accountancy, Benson-Pruitt
                                                    Professorship since 1999,
                                                    Associate Professor of Finance
                                                    1994-1999.

   Peter G. Gordon          Trustee                 Chairman, CEO, and                  None.
   59                       since 1998              Co-Founder of Crystal Geyser
                            (Lead Trustee           Water Company and President
                            since 2001)             of Crystal Geyser Roxane
                                                    Water Company.

   Richard M. Leach         Trustee                 President of Richard M. Leach       None.
   68                       since 1987              Associates (a financial
                                                    consulting firm).

   Timothy J. Penny         Trustee                 Senior Counselor to the public      None.
   50                       since 1996              relations firm of Himle-Horner
                                                    and Senior Fellow at the
                                                    Humphrey Institute,
                                                    Minneapolis, Minnesota
                                                    (a public policy organization).

   Donald C. Willeke        Trustee                 Principal in the law firm of        None.
   62                       since 1996              Willeke & Daniels.

                                       84

OFFICERS

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS
   NAME AND AGE             LENGTH OF SERVICE       DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
   Michael J. Hogan         President               Executive Vice President of         None.
   43                       since 2000              Wells Fargo Bank, N.A. since
                                                    July 1999. President of Wells
                                                    Fargo Funds Management,
                                                    LLC since March 2001. Senior
                                                    Vice President of Wells Fargo
                                                    Bank, N.A. from April 1997 to
                                                    July 1999. Vice President of
                                                    American Express Financial
                                                    Advisors until April 1997.

   Karla M. Rabush          Treasurer               Senior Vice President of Wells      None.
   43                       since 2000              Fargo Bank, N.A. Senior
                                                    Vice President and
                                                    Chief Admisnitrative officer of
                                                    Wells Fargo Funds Management,
                                                    LLC since March 2001.
                                                    Vice President of Wells Fargo
                                                    Bank, N.A. from December 1997
                                                    to May 2000. Prior thereto,
                                                    Director of Managed Assets
                                                    Investment Accounting of
                                                    American Express Financial
                                                    Advisors until November 1997.

   C. David Messman         Secretary               Vice President and Senior           None.
   42                       since 2000              Counsel  of Wells Fargo Bank,
                                                    N.A. Vice President and
                                                    Secretary of Wells Fargo
                                                    Funds Management, LLC since
                                                    March 2001.

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the trust as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

     The following is a list of common abbreviations for terms and entities which may have appeared in this report.

     ABAG         -- ASSOCIATION OF BAY AREA GOVERNMENTS
     ADR          -- AMERICAN DEPOSITORY RECEIPTS
     AMBAC        -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
     AMT          -- ALTERNATIVE MINIMUM TAX
     ARM          -- ADJUSTABLE RATE MORTGAGES
     BART         -- BAY AREA RAPID TRANSIT
     CDA          -- COMMUNITY DEVELOPMENT AUTHORITY
     CDSC         -- CONTINGENT DEFERRED SALES CHARGE
     CGIC         -- CAPITAL GUARANTY INSURANCE COMPANY
     CGY          -- CAPITAL GUARANTY CORPORATION
     CMT          -- CONSTANT MATURITY TREASURY
     COFI         -- COST OF FUNDS INDEX
     Connie Lee   -- CONNIE LEE INSURANCE COMPANY
     COP          -- CERTIFICATE OF PARTICIPATION
     CP           -- COMMERCIAL PAPER
     CTF          -- COMMON TRUST FUND
     DW&P         -- DEPARTMENT OF WATER & POWER
     DWR          -- DEPARTMENT OF WATER RESOURCES
     EDFA         -- EDUCATION FINANCE AUTHORITY
     FGIC         -- FINANCIAL GUARANTY INSURANCE CORPORATION
     FHA          -- FEDERAL HOUSING AUTHORITY
     FHLB         -- FEDERAL HOME LOAN BANK
     FHLMC        -- FEDERAL HOME LOAN MORTGAGE CORPORATION
     FNMA         -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
     FRN          -- FLOATING RATE NOTES
     FSA          -- FINANCIAL SECURITY ASSURANCE, INC
     GNMA         -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     GO           -- GENERAL OBLIGATION
     HFA          -- HOUSING FINANCE AUTHORITY
     HFFA         -- HEALTH FACILITIES FINANCING AUTHORITY
     IDA          -- INDUSTRIAL DEVELOPMENT AUTHORITY
     LIBOR        -- LONDON INTERBANK OFFERED RATE
     LLC          -- LIMITED LIABILITY CORPORATION
     LOC          -- LETTER OF CREDIT
     LP           -- LIMITED PARTNERSHIP
     MBIA         -- MUNICIPAL BOND INSURANCE ASSOCIATION
     MFHR         -- MULTI-FAMILY HOUSING REVENUE
     MUD          -- MUNICIPAL UTILITY DISTRICT
     MTN          -- MEDIUM TERM NOTE
     PCFA         -- POLLUTION CONTROL FINANCE AUTHORITY
     PCR          -- POLLUTION CONTROL REVENUE
     PFA          -- PUBLIC FINANCE AUTHORITY
     PLC          -- PRIVATE PLACEMENT
     PSFG         -- PUBLIC SCHOOL FUND GUARANTY
     RAW          -- REVENUE ANTICIPATION WARRANTS
     RDA          -- REDEVELOPMENT AUTHORITY
     RDFA         -- REDEVELOPMENT FINANCE AUTHORITY
     R&D          -- RESEARCH & DEVELOPMENT
     SFMR         -- SINGLE FAMILY MORTGAGE REVENUE
     TBA          -- TO BE ANNOUNCED
     TRAN         -- TAX REVENUE ANTICIPATION NOTES
     USD          -- UNIFIED SCHOOL DISTRICT
     V/R          -- VARIABLE RATE
     WEBS         -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE


MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.
                                                                  SAR 016 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST ASSET ALLOCATION FUND

JUNE 30, 2002

[STAGECOACH PICTURE]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                              1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST ASSET ALLOCATION FUND                                4

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST ASSET ALLOCATION FUND                                6

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                                21

   STATEMENT OF OPERATIONS                                            22

   STATEMENT OF CHANGES IN NET ASSETS                                 23

   FINANCIAL HIGHLIGHTS                                               24

NOTES TO FINANCIAL HIGHLIGHTS                                         24

NOTES TO FINANCIAL STATEMENTS                                         26

LIST OF ABBREVIATIONS                                                 31

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                                  VARIABLE TRUST

DEAR VALUED CONTRACTHOLDERS,

    This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

    The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

    The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

    Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

    Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

    What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

    To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

    Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

    We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

  Sincerely,


  /s/ Michael J. Hogan

  Michael J. Hogan
  President
  WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

  The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER

  Wells Fargo Funds Management, LLC

SUB-ADVISER

  Wells Capital Management Incorporated

FUND MANAGERS
  Galen G. Blomster, CFA
  David S. Lunt, CFA

INCEPTION DATE
  04/15/94

PERFORMANCE HIGHLIGHTS

    The Fund returned (6.91)%(1) for the six-month period ended June 30, 2002. In comparison, the S&P 500 Index(2), an all-stock benchmark, returned (13.15)%, while the Lehman Brothers 20+ Treasury Index(3), a bond benchmark, returned 3.60% for the period. The Fund distributed $0.12 per share in dividend income and $0.11 in capital gains during the period.

    Stocks declined sharply during the six-month period, as investors became concerned about the growing number of companies that reported accounting irregularities, calling into question the integrity of corporate management and its auditors. These price declines also reflected a U.S. economic recovery that was slower than expected, particularly in the technology sector. In general, bonds benefited from the outflow of funds from stocks, as well as the slower-than-expected economic recovery, which caused interest rates to decline. Bonds issued by lower-rated corporations performed relatively poorly.

    During the six-month period, the Fund's bond holdings significantly outperformed its stock holdings. As stock prices declined, the Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, signaled a 15% shift toward stocks on June 24, 2002 to 75% stocks and 25% bonds. The decline in bond yields over the period, coupled with the sharp correction in stock prices during the second quarter, increased the probability that stocks could outperform bonds in the months ahead.

STRATEGIC OUTLOOK

    We believe that the U.S. economy may improve during the second half of 2002, which could suggest a moderate increase in interest rates as well as a return to corporate profitability. This environment could favor stocks since stocks tend to benefit from rising earnings while bond prices decline in a rising interest rate environment. As a result, it is our belief that bonds were moderately overvalued compared to stocks at the end of the period. The Fund will remain overweighted in stocks until the stock and bond markets return to a more normal relative valuation.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

  Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%)(AS OF JUNE 30, 2002)

                                                             6-MONTH*        1-YEAR   5-YEAR     LIFE OF FUND
  WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND             (6.91)        (8.63)    5.88          9.49

  BENCHMARKS

    S&P 500 INDEX(2)                                          (13.15)       (17.98)    3.67         12.13

    LEHMAN BROTHERS 20+ TREASURY INDEX(3)                       3.60          8.51     8.81          9.16

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.


CHARACTERISTICS (AS OF JUNE 30, 2002)

  BETA**                                   0.61

  AVERAGE COUPON OF BOND PORTFOLIO         7.47%

  AVERAGE MATURITY OF BOND PORTFOLIO       8.53 years

  AVERAGE DURATION OF BOND PORTFOLIO       5.49 years

  NUMBER OF HOLDINGS                        530

  PORTFOLIO TURNOVER                       8.76%

  NAV                                    $11.24

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

TEN LARGEST HOLDINGS(4)(AS OF JUNE 30, 2002)

  UST BOND, 6.125%, 11/15/27             3.74%

  UST BOND, 6.00%, 2/15/26               3.18%

  UST BOND, 7.50%, 11/15/24              2.78%

  UST BOND, 7.125%, 2/15/23              2.52%

  UST BOND, 6.25%, 8/15/23               2.26%

  UST BOND, 5.375%, 2/15/31              2.13%

  UST BOND, 6.375%, 8/15/27              2.12%

  UST BOND, 7.25%, 8/15/22               1.98%

  MICROSOFT CORP                         1.77%

STRATEGIC ALLOCATION(5) (AS OF JUNE 30,2002)

  STOCKS                                 60%

  BONDS                                  40%

ACTUAL ALLOCATION(5) (AS OF JUNE 30, 2002)

  STOCKS                                 55%

  U.S. TREASURY BONDS                    37%

  U.S. TREASURY BILLS                     2%

  REPURCHASE AGREEMENTS                   6%

[CHART]

SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2002)

Financial                               19%
Consumer Discretionary                  14%
Health Care                             14%
Information Technology                  14%
Industrials                             11%
Consumer Staples                        10%
Energy                                   8%
Telecommunications Services              4%
Materials                                3%
Utilities                                3%

[CHART]

GROWTH OF $10,000 INVESTMENT(6)

         WELLS FARGO VARIABLE
             TRUST ASSET           S&P 500           LEHMAN BROTHERS
           ALLOCATION FUND          INDEX         20+ TREASURY INDEX
 4/94          $ 10,000             $ 10,000              $ 10,000
 5/94          $  9,940             $ 10,164              $  9,917
 6/94          $  9,796             $  9,915              $  9,815
 7/94          $ 10,107             $ 10,241              $ 10,178
 8/94          $ 10,248             $ 10,660              $ 10,078
 9/94          $  9,964             $ 10,400              $  9,733
10/94          $ 10,055             $ 10,633              $  9,702
11/94          $  9,954             $ 10,246              $  9,771
12/94          $ 10,113             $ 10,398              $  9,932
 1/95          $ 10,384             $ 10,668              $ 10,202
 2/95          $ 10,707             $ 11,083              $ 10,488
 3/95          $ 10,894             $ 11,409              $ 10,588
 4/95          $ 11,137             $ 11,745              $ 10,778
 5/95          $ 11,686             $ 12,214              $ 11,667
 6/95          $ 11,870             $ 12,497              $ 11,808
 7/95          $ 12,031             $ 12,911              $ 11,598
 8/95          $ 12,127             $ 12,944              $ 11,876
 9/95          $ 12,438             $ 13,490              $ 12,111
10/95          $ 12,514             $ 13,442              $ 12,475
11/95          $ 12,860             $ 14,031              $ 12,799
12/95          $ 13,041             $ 14,301              $ 13,168
 1/96          $ 13,284             $ 14,788              $ 13,152
 2/96          $ 13,180             $ 14,925              $ 12,455
 3/96          $ 13,256             $ 15,068              $ 12,185
 4/96          $ 13,233             $ 15,290              $ 11,970
 5/96          $ 13,350             $ 15,683              $ 11,906
 6/96          $ 13,531             $ 15,742              $ 12,172
 7/96          $ 13,223             $ 15,047              $ 12,171
 8/96          $ 13,199             $ 15,364              $ 11,997
 9/96          $ 13,705             $ 16,227              $ 12,347
10/96          $ 14,185             $ 16,675              $ 12,864
11/96          $ 14,917             $ 17,934              $ 13,324
12/96          $ 14,535             $ 17,579              $ 12,976
 1/97          $ 14,815             $ 18,678              $ 12,859
 2/97          $ 14,853             $ 18,824              $ 12,862
 3/97          $ 14,323             $ 18,050              $ 12,508
 4/97          $ 14,904             $ 19,126              $ 12,827
 5/97          $ 15,406             $ 20,294              $ 12,975
 6/97          $ 15,820             $ 21,197              $ 13,246
 7/97          $ 16,903             $ 22,883              $ 14,096
 8/97          $ 16,211             $ 21,601              $ 13,660
 9/97          $ 16,822             $ 22,783              $ 14,065
10/97          $ 16,849             $ 22,022              $ 14,583
11/97          $ 17,232             $ 23,041              $ 14,812
12/97          $ 17,569             $ 23,438              $ 15,075
 1/98          $ 17,833             $ 23,696              $ 15,391
 2/98          $ 18,624             $ 25,404              $ 15,268
 3/98          $ 19,295             $ 26,705              $ 15,299
 4/98          $ 19,458             $ 26,977              $ 15,350
 5/98          $ 19,354             $ 26,513              $ 15,675
 6/98          $ 20,075             $ 27,590              $ 16,087
 7/98          $ 19,881             $ 27,297              $ 15,996
 8/98          $ 17,985             $ 23,353              $ 16,778
 9/98          $ 18,996             $ 24,850              $ 17,396
10/98          $ 20,090             $ 26,867              $ 17,100
11/98          $ 21,065             $ 28,496              $ 17,258
12/98          $ 22,008             $ 30,137              $ 17,218
 1/99          $ 22,760             $ 31,406              $ 17,382
 2/99          $ 21,942             $ 30,426              $ 16,453
 3/99          $ 22,567             $ 31,643              $ 16,380
 4/99          $ 23,208             $ 32,867              $ 16,393
 5/99          $ 22,715             $ 32,092              $ 16,133
 6/99          $ 23,349             $ 33,838              $ 15,935
 7/99          $ 22,838             $ 32,781              $ 15,845
 8/99          $ 22,723             $ 32,619              $ 15,770
 9/99          $ 22,394             $ 31,725              $ 15,884
10/99          $ 23,190             $ 33,733              $ 15,886
11/99          $ 23,389             $ 34,418              $ 15,765
12/99          $ 24,060             $ 36,445              $ 15,486
 1/00          $ 23,560             $ 34,615              $ 15,756
 2/00          $ 23,726             $ 33,961              $ 16,315
 3/00          $ 25,436             $ 37,283              $ 16,926
 4/00          $ 24,882             $ 36,160              $ 16,758
 5/00          $ 24,463             $ 35,419              $ 16,673
 6/00          $ 25,031             $ 36,294              $ 17,036
 7/00          $ 24,930             $ 35,728              $ 17,373
 8/00          $ 26,088             $ 37,946              $ 17,797
 9/00          $ 25,067             $ 35,943              $ 17,492
10/00          $ 25,137             $ 35,792              $ 17,784
11/00          $ 24,069             $ 32,971              $ 18,387
12/00          $ 24,305             $ 33,133              $ 18,817
 1/01          $ 24,921             $ 34,309              $ 18,816
 2/01          $ 23,285             $ 31,180              $ 19,147
 3/01          $ 22,156             $ 29,203              $ 18,994
 4/01          $ 23,216             $ 31,473              $ 18,397
 5/01          $ 23,375             $ 31,683              $ 18,428
 6/01          $ 23,040             $ 30,980              $ 18,618
 7/01          $ 23,146             $ 30,676              $ 19,354
 8/01          $ 22,339             $ 28,756              $ 19,818
 9/01          $ 21,227             $ 27,238              $ 19,479
10/01          $ 21,867             $ 27,758              $ 20,638
11/01          $ 22,618             $ 29,887              $ 19,544
12/01          $ 22,614             $ 30,150              $ 19,122
 1/02          $ 22,449             $ 29,710              $ 19,390
 2/02          $ 22,192             $ 29,136              $ 19,603
 3/02          $ 22,472             $ 30,232              $ 18,698
 4/02          $ 21,881             $ 28,400              $ 19,464
 5/02          $ 21,789             $ 28,190              $ 19,466
 6/02          $ 21,051             $ 26,183              $ 19,811

----------
(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

(4) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio holdings are subject to change.

(6) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund for the life of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST             PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

VARIABLE TRUST ASSET ALLOCATION FUND

SHARES       SECURITY NAME                                                                   VALUE
COMMON STOCK - 54.24%

AMUSEMENT & RECREATION SERVICES - 0.03%
      1,656  HARRAH'S ENTERTAINMENT INCORPORATED+                                        $     73,444
                                                                                         ------------

APPAREL & ACCESSORY STORES - 0.30%
     12,516  GAP INCORPORATED                                                                 177,726
      4,853  KOHL'S CORPORATION+                                                              340,098
      7,493  LIMITED BRANDS                                                                   159,600
      1,944  NORDSTROM INCORPORATED                                                            44,032

                                                                                              721,456
                                                                                         ------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.08%
      1,860  JONES APPAREL GROUP INCORPORATED+                                                 69,750
      1,540  LIZ CLAIBORNE INCORPORATED                                                        48,972
      1,590  V F CORPORATION                                                                   62,343

                                                                                              181,065
                                                                                         ------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.05%
      1,523  AUTOZONE INCORPORATED+                                                           117,728
                                                                                         ------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
        894  RYDER SYSTEM INCORPORATED                                                         24,218
                                                                                         ------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.06%
        884  CENTEX CORPORATION                                                                51,086
        742  KB HOME                                                                           38,220
        879  PULTE HOMES INCORPORATED                                                          50,525

                                                                                              139,831
                                                                                         ------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.76%
     34,006  HOME DEPOT INCORPORATED                                                        1,249,040
     11,217  LOWE'S COMPANIES INCORPORATED                                                    509,252
      2,204  SHERWIN-WILLIAMS COMPANY                                                          65,966

                                                                                            1,824,258
                                                                                         ------------

BUSINESS SERVICES - 3.97%
      3,462  ADOBE SYSTEMS INCORPORATED                                                        98,667
     64,299  AOL TIME WARNER INCORPORATED+                                                    945,837
      1,656  AUTODESK INCORPORATED                                                             21,942
      8,955  AUTOMATIC DATA PROCESSING INCORPORATED                                           389,990
      3,506  BMC SOFTWARE INCORPORATED+                                                        58,199
     15,063  CENDANT CORPORATION+                                                             239,200
      2,628  CITRIX SYSTEMS INCORPORATED+                                                      15,873
      8,354  COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                   132,745
      2,468  COMPUTER SCIENCES CORPORATION+                                                   117,970
      5,392  COMPUWARE CORPORATION+                                                            32,729
      7,372  CONCORD EFS INCORPORATED+                                                        222,191
      2,497  CONVERGYS CORPORATION+                                                            48,642

                                        6

SHARES       SECURITY NAME                                                                  VALUE
        916  DELUXE CORPORATION                                                          $     35,623
      6,917  ELECTRONIC DATA SYSTEMS CORPORATION                                              256,966
      2,091  EQUIFAX INCORPORATED                                                              56,457
     11,042  FIRST DATA CORPORATION                                                           415,842
      2,762  FISERV INCORPORATED+                                                             101,393
      4,169  IMS HEALTH INCORPORATED                                                           74,834
      5,517  INTERPUBLIC GROUP OF COMPANIES INCORPORATED                                      136,601
      3,056  INTUIT INCORPORATED+                                                             151,944
      1,208  MERCURY INTERACTIVE CORPORATION+                                                  27,736
     78,202  MICROSOFT CORPORATION+                                                         4,232,292
      1,422  NCR CORPORATION+                                                                  49,557
      5,236  NOVELL INCORPORATED+                                                              16,808
      2,701  OMNICOM GROUP INCORPORATED                                                       123,706
     79,296  ORACLE CORPORATION+                                                              750,933
      3,766  PARAMETRIC TECHNOLOGY CORPORATION+                                                13,479
      4,484  PEOPLESOFT INCORPORATED+                                                          66,722
      2,807  RATIONAL SOFTWARE CORPORATION+                                                    23,045
      2,544  ROBERT HALF INTERNATIONAL INCORPORATED+                                           59,275
      6,839  SIEBEL SYSTEMS INCORPORATED+                                                      97,251
     46,878  SUN MICROSYSTEMS INCORPORATED+                                                   234,859
      1,609  TMP WORLDWIDE INCORPORATED+                                                       34,594
      4,648  UNISYS CORPORATION+                                                               41,832
      5,909  VERITAS SOFTWARE CORPORATION+                                                    116,939
      8,634  YAHOO! INCORPORATED+                                                             127,438

                                                                                            9,570,111
                                                                                         ------------

CHEMICALS & ALLIED PRODUCTS - 6.60%
     22,536  ABBOTT LABORATORIES                                                              848,480
      3,281  AIR PRODUCTS & CHEMICALS INCORPORATED                                            165,592
        834  ALBERTO-CULVER COMPANY CLASS B                                                    39,865
     15,003  AMGEN INCORPORATED+                                                              628,325
      1,586  AVERY DENNISON CORPORATION                                                        99,522
      3,414  AVON PRODUCTS INCORPORATED                                                       178,347
      2,145  BIOGEN INCORPORATED+                                                              88,867
     27,991  BRISTOL-MYERS SQUIBB COMPANY                                                     719,369
      2,744  CHIRON CORPORATION+                                                               96,863
      3,326  CLOROX COMPANY                                                                   137,530
      7,901  COLGATE-PALMOLIVE COMPANY                                                        395,445
     13,107  DOW CHEMICAL COMPANY                                                             450,619
     14,342  E I DU PONT DE NEMOURS & COMPANY                                                 636,785
      1,116  EASTMAN CHEMICAL COMPANY                                                          52,340
      1,862  ECOLAB INCORPORATED                                                               86,080
     16,234  ELI LILLY & COMPANY                                                              915,598
      2,580  FOREST LABORATORIES INCORPORATED+                                                182,664
      3,088  GENZYME CORPORATION+                                                              59,413
     15,261  GILLETTE COMPANY                                                                 516,890

                                        7

SHARES       SECURITY NAME                                                                  VALUE
CHEMICALS & ALLIED PRODUCTS (continued)
        725  GREAT LAKES CHEMICAL CORPORATION                                            $     19,249
      7,972  IMMUNEX CORPORATION+                                                             178,094
      1,361  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                   44,219
      3,581  KING PHARMACEUTICALS INCORPORATED+                                                79,677
      3,611  MEDIMMUNE INCORPORATED+                                                           95,330
     32,710  MERCK & COMPANY INCORPORATED                                                   1,656,434
     90,176  PFIZER INCORPORATED                                                            3,156,160
     18,673  PHARMACIA CORPORATION                                                            699,304
      2,437  PPG INDUSTRIES INCORPORATED                                                      150,850
      2,359  PRAXAIR INCORPORATED                                                             134,392
     18,767  PROCTER & GAMBLE COMPANY                                                       1,675,893
      3,190  ROHM & HAAS COMPANY                                                              129,163
     21,171  SCHERING-PLOUGH CORPORATION                                                      520,807
      1,057  SIGMA-ALDRICH CORPORATION                                                         53,009
      1,538  WATSON PHARMACEUTICALS INCORPORATED+                                              38,865
     19,152  WYETH                                                                            980,582

                                                                                           15,910,622
                                                                                         ------------

COMMUNICATIONS - 2.50%
      4,490  ALLTEL CORPORATION                                                               211,030
     54,854  AT&T CORPORATION                                                                 586,938
     39,079  AT&T WIRELESS SERVICES INCORPORATED+                                             228,612
      5,215  AVAYA INCORPORATED+                                                               25,814
     27,068  BELLSOUTH CORPORATION                                                            852,642
      2,041  CENTURYTEL INCORPORATED                                                           60,210
      8,847  CLEAR CHANNEL COMMUNICATIONS INCORPORATED+                                       283,281
     13,657  COMCAST CORPORATION CLASS A+                                                     319,984
     11,767  NEXTEL COMMUNICATIONS INCORPORATED CLASS A+                                       37,772
     24,215  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+                                  67,802
     48,234  SBC COMMUNICATIONS INCORPORATED                                                1,471,137
     12,868  SPRINT CORPORATION (FON GROUP)                                                   136,529
     14,332  SPRINT CORPORATION (PCS GROUP)+                                                   64,064
      3,306  UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                   103,808
     39,322  VERIZON COMMUNICATIONS INCORPORATED                                            1,578,778

                                                                                            6,028,401
                                                                                         ------------

DEPOSITORY INSTITUTIONS - 5.68%
      5,222  AMSOUTH BANCORP                                                                  116,868
     22,229  BANK OF AMERICA CORPORATION                                                    1,564,032
     10,512  BANK OF NEW YORK COMPANY INCORPORATED                                            354,780
     16,950  BANK ONE CORPORATION                                                             652,236
      6,920  BB&T CORPORATION                                                                 267,112
      3,246  CHARTER ONE FINANCIAL INCORPORATED                                               111,597
     74,326  CITIGROUP INCORPORATED                                                         2,880,133
      2,545  COMERICA INCORPORATED                                                            156,263
      8,504  FIFTH THIRD BANCORP                                                              566,792

                                        8

SHARES       SECURITY NAME                                                                  VALUE
DEPOSITORY INSTITUTIONS (continued)
      1,831  FIRST TENNESSEE NATIONAL CORPORATION                                        $     70,127
     15,119  FLEETBOSTON FINANCIAL CORPORATION                                                489,100
      2,236  GOLDEN WEST FINANCIAL CORPORATION                                                153,792
      3,570  HUNTINGTON BANCSHARES INCORPORATED                                                69,329
     28,751  J P MORGAN CHASE & COMPANY                                                       975,234
      6,151  KEYCORP                                                                          167,922
      3,064  MARSHALL & ILSLEY CORPORATION                                                     93,207
      6,369  MELLON FINANCIAL CORPORATION                                                     200,178
      8,793  NATIONAL CITY CORPORATION                                                        292,367
      3,202  NORTHERN TRUST CORPORATION                                                       141,080
      4,101  PNC FINANCIAL SERVICES GROUP INCORPORATED                                        214,400
      3,312  REGIONS FINANCIAL CORPORATION                                                    116,417
      5,007  SOUTHTRUST CORPORATION                                                           130,783
      4,697  STATE STREET CORPORATION                                                         209,956
      4,133  SUNTRUST BANKS INCORPORATED                                                      279,887
      4,264  SYNOVUS FINANCIAL CORPORATION                                                    117,345
      2,927  UNION PLANTERS CORPORATION                                                        94,747
     27,606  U.S. BANCORP                                                                     644,600
     19,764  WACHOVIA CORPORATION                                                             754,590
     14,069  WASHINGTON MUTUAL INCORPORATED                                                   522,101
     24,703  WELLS FARGO & COMPANY++                                                        1,236,632
      1,325  ZIONS BANCORPORATION                                                              69,033

                                                                                           13,712,640
                                                                                         ------------

EATING & DRINKING PLACES - 0.32%
      2,501  DARDEN RESTAURANTS INCORPORATED                                                   61,775
     18,368  MCDONALD'S CORPORATION                                                           522,570
      1,655  WENDY'S INTERNATIONAL INCORPORATED                                                65,919
      4,281  YUM! BRANDS INCORPORATED+                                                        125,219

                                                                                              775,483
                                                                                         ------------

EDUCATIONAL SERVICES - 0.04%
      2,494  APOLLO GROUP INCORPORATED+                                                        98,289
                                                                                         ------------

ELECTRIC, GAS & SANITARY SERVICES - 1.80%
      7,715  AES CORPORATION+                                                                  41,815
      1,812  ALLEGHENY ENERGY INCORPORATED                                                     46,659
      2,847  ALLIED WASTE INDUSTRIES INCORPORATED+                                             27,644
      2,084  AMEREN CORPORATION                                                                89,633
      4,894  AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                     195,858
      5,399  CALPINE CORPORATION+                                                              37,955
      2,413  CINERGY CORPORATION                                                               86,844
      4,069  CITIZENS COMMUNICATIONS COMPANY+                                                  34,017
      1,946  CMS ENERGY CORPORATION                                                            21,367
      3,071  CONSOLIDATED EDISON INCORPORATED                                                 128,214
      2,369  CONSTELLATION ENERGY GROUP INCORPORATED                                           69,506

                                        9

SHARES       SECURITY NAME                                                                  VALUE
ELECTRIC, GAS & SANITARY SERVICES (continued)
      3,994  DOMINION RESOURCES INCORPORATED                                             $    263,524
      2,407  DTE ENERGY COMPANY                                                               107,448
     11,983  DUKE ENERGY CORPORATION                                                          372,671
      5,216  DYNEGY INCORPORATED CLASS A                                                       37,555
      4,705  EDISON INTERNATIONAL+                                                             79,985
      8,343  EL PASO CORPORATION                                                              171,949
      3,239  ENTERGY CORPORATION                                                              137,463
      4,650  EXELON CORPORATION                                                               243,195
      4,298  FIRSTENERGY CORPORATION                                                          143,467
      2,542  FPL GROUP INCORPORATED                                                           152,495
      2,032  KEYSPAN CORPORATION                                                               76,505
      1,764  KINDER MORGAN INCORPORATED                                                        67,067
      5,805  MIRANT CORPORATION+                                                               42,377
        639  NICOR INCORPORATED                                                                29,234
      2,997  NISOURCE INCORPORATED                                                             65,425
        512  PEOPLES ENERGY CORPORATION                                                        18,734
      5,623  PG & E CORPORATION+                                                              100,595
      1,225  PINNACLE WEST CAPITAL CORPORATION                                                 48,388
      2,125  PPL CORPORATION                                                                   70,295
      3,195  PROGRESS ENERGY INCORPORATED                                                     166,172
      2,978  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                     128,947
      4,384  RELIANT ENERGY INCORPORATED                                                       74,090
      2,965  SEMPRA ENERGY                                                                     65,615
     10,173  SOUTHERN COMPANY                                                                 278,740
      2,223  TECO ENERGY INCORPORATED                                                          54,464
      3,845  TXU CORPORATION                                                                  197,633
      8,925  WASTE MANAGEMENT INCORPORATED                                                    232,496
      7,456  WILLIAMS COMPANIES INCORPORATED                                                   44,661
      5,692  XCEL ENERGY INCORPORATED                                                          95,455

                                                                                            4,346,157
                                                                                         ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.04%
     11,469  ADC TELECOMMUNICATIONS INCORPORATED+                                              26,264
      4,931  ADVANCED MICRO DEVICES INCORPORATED+                                              47,929
      5,548  ALTERA CORPORATION+                                                               75,453
      2,830  AMERICAN POWER CONVERSION CORPORATION+                                            35,743
      5,270  ANALOG DEVICES INCORPORATED+                                                     156,519
      1,416  ANDREW CORPORATION+                                                               20,291
      4,323  APPLIED MICRO CIRCUITS CORPORATION+                                               20,448
      3,878  BROADCOM CORPORATION+                                                             68,020
      6,219  CIENA CORPORATION+                                                                26,058
      2,698  COMVERSE TECHNOLOGY INCORPORATED+                                                 24,983
      3,733  CONEXANT SYSTEMS INCORPORATED+                                                     6,047
      1,344  COOPER INDUSTRIES LIMITED CLASS A                                                 52,819
      6,079  EMERSON ELECTRIC COMPANY                                                         325,287
    143,506  GENERAL ELECTRIC COMPANY                                                       4,168,849

                                       10

SHARES       SECURITY NAME                                                                  VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)
     96,549  INTEL CORPORATION                                                           $  1,763,950
     19,662  JDS UNIPHASE CORPORATION+                                                         52,891
      4,583  LINEAR TECHNOLOGY CORPORATION                                                    144,044
      5,342  LSI LOGIC CORPORATION+                                                            46,743
     49,481  LUCENT TECHNOLOGIES INCORPORATED+                                                 82,138
      4,663  MAXIM INTEGRATED PRODUCTS INCORPORATED+                                          178,733
      1,120  MAYTAG CORPORATION                                                                47,768
      8,686  MICRON TECHNOLOGY INCORPORATED+                                                  175,631
      2,795  MOLEX INCORPORATED                                                                93,716
     32,791  MOTOROLA INCORPORATED                                                            472,846
      2,588  NATIONAL SEMICONDUCTOR CORPORATION+                                               75,492
      4,821  NETWORK APPLIANCE INCORPORATED+                                                   59,829
     55,410  NORTEL NETWORKS CORPORATION+                                                      80,345
      2,097  NOVELLUS SYSTEMS INCORPORATED+                                                    71,298
      2,160  NVIDIA CORPORATION+                                                               37,109
      2,402  PMC-SIERRA INCORPORATED+                                                          22,267
      1,142  POWER-ONE INCORPORATED+                                                            7,103
      1,342  QLOGIC CORPORATION+                                                               51,130
     11,114  QUALCOMM INCORPORATED+                                                           305,524
      7,568  SANMINA-SCI CORPORATION+                                                          47,754
      2,262  SCIENTIFIC-ATLANTA INCORPORATED                                                   37,210
      1,310  SKYWORKS SOLUTIONS INCORPORATED+                                                   7,272
      5,933  TELLABS INCORPORATED+                                                             37,497
     25,045  TEXAS INSTRUMENTS INCORPORATED                                                   593,567
        842  THOMAS & BETTS CORPORATION                                                        15,661
      2,900  VITESSE SEMICONDUCTOR CORPORATION+                                                 9,164
        981  WHIRLPOOL CORPORATION                                                             64,118
      4,845  XILINX INCORPORATED+                                                             108,673

                                                                                            9,744,183
                                                                                         ------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.19%
      1,163  FLUOR CORPORATION                                                                 45,299
      6,291  HALLIBURTON COMPANY                                                              100,279
      2,228  MOODY'S CORPORATION                                                              110,843
      5,417  PAYCHEX INCORPORATED                                                             169,498
      1,714  QUINTILES TRANSNATIONAL CORPORATION+                                              21,408

                                                                                              447,327
                                                                                         ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.48%
        820  BALL CORPORATION                                                                  34,014
        863  CRANE COMPANY                                                                     21,886
      2,168  FORTUNE BRANDS INCORPORATED                                                      121,278
      4,421  ILLINOIS TOOL WORKS INCORPORATED                                                 304,695
      6,508  LOCKHEED MARTIN CORPORATION                                                      452,306
      6,988  MASCO CORPORATION                                                                189,445
        840  SNAP-ON INCORPORATED                                                              25,175

                                                                                            1,148,799
                                                                                         ------------

                                       11

SHARES       SECURITY NAME                                                                  VALUE
FOOD & KINDRED PRODUCTS - 2.44%
        521  ADOLPH COORS COMPANY                                                        $     32,458
     12,657  ANHEUSER-BUSCH COMPANIES INCORPORATED                                            632,850
      9,408  ARCHER-DANIELS-MIDLAND COMPANY                                                   120,328
      5,923  CAMPBELL SOUP COMPANY                                                            163,830
     35,866  COCA-COLA COMPANY                                                              2,008,496
      6,451  COCA-COLA ENTERPRISES INCORPORATED                                               142,438
      7,758  CONAGRA FOODS INCORPORATED                                                       214,509
      5,290  GENERAL MILLS INCORPORATED                                                       233,183
      5,059  HEINZ (H J) COMPANY                                                              207,925
      1,575  HERCULES INCORPORATED+                                                            18,774
      1,971  HERSHEY FOODS CORPORATION                                                        123,897
       0.48  JM SMUCKER COMPANY                                                                    16
      5,908  KELLOGG COMPANY                                                                  211,861
      4,081  PEPSI BOTTLING GROUP INCORPORATED                                                125,695
     25,532  PEPSICO INCORPORATED                                                           1,230,642
     11,328  SARA LEE CORPORATION                                                             233,810
      3,254  WM WRIGLEY JR COMPANY                                                            180,109

                                                                                            5,880,821
                                                                                         ------------

FOOD STORES - 0.24%
      5,873  ALBERTSON'S INCORPORATED                                                         178,892
     11,467  KROGER COMPANY+                                                                  228,193
      5,575  STARBUCKS CORPORATION+                                                           138,539
      2,030  WINN-DIXIE STORES INCORPORATED                                                    31,648

                                                                                              577,272
                                                                                         ------------

FORESTRY - 0.08%
      3,155  WEYERHAEUSER COMPANY                                                             201,447
                                                                                         ------------

FURNITURE & FIXTURES - 0.16%
      1,280  JOHNSON CONTROLS INCORPORATED                                                    104,461
      2,831  LEGGETT & PLATT INCORPORATED                                                      66,245
      3,855  NEWELL RUBBERMAID INCORPORATED                                                   135,156
      2,640  ROCKWELL COLLINS INCORPORATED                                                     72,389

                                                                                              378,251
                                                                                         ------------

GENERAL MERCHANDISE STORES - 2.07%
      1,674  BIG LOTS INCORPORATED                                                             32,944
      1,216  DILLARDS INCORPORATED CLASS A                                                     31,969
      4,807  DOLLAR GENERAL CORPORATION                                                        91,477
      2,499  FAMILY DOLLAR STORES INCORPORATED                                                 88,090
      2,904  FEDERATED DEPARTMENT STORES INCORPORATED+                                        115,289
      3,860  J C PENNEY COMPANY INCORPORATED                                                   84,997
      4,134  MAY DEPARTMENT STORES COMPANY                                                    136,133
      4,553  SEARS ROEBUCK & COMPANY                                                          247,228
     13,094  TARGET CORPORATION                                                               486,311
      7,794  TJX COMPANIES INCORPORATED                                                       152,840
     64,232  WAL-MART STORES INCORPORATED                                                   3,533,402

                                                                                            5,000,680
                                                                                         ------------

                                       12

SHARES       SECURITY NAME                                                                  VALUE
HEALTH SERVICES - 0.36%
      7,423  HCA INCORPORATED                                                            $    352,593
      3,484  HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A+                                70,203
      5,682  HEALTHSOUTH CORPORATION+                                                          72,673
      1,448  MANOR CARE INCORPORATED+                                                          33,304
      4,706  TENET HEALTHCARE CORPORATION+                                                    336,714

                                                                                              865,487
                                                                                         ------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.00%
        910  MCDERMOTT INTERNATIONAL INCORPORATED+                                              7,371
                                                                                         ------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.19%
      4,216  BED BATH & BEYOND INCORPORATED+                                                  159,112
      4,629  BEST BUY COMPANY INCORPORATED+                                                   168,033
      3,030  CIRCUIT CITY STORES - CIRCUIT CITY GROUP                                          56,813
      2,510  RADIOSHACK CORPORATION                                                            75,451

                                                                                              459,409
                                                                                         ------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.13%
      5,351  HILTON HOTELS CORPORATION                                                         74,379
      3,507  MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                      133,441
      2,879  STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                  94,690

                                                                                              302,510
                                                                                         ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.54%
      5,622  3M COMPANY                                                                       691,506
      1,048  AMERICAN STANDARD COMPANIES INCORPORATED+                                         78,705
      5,136  APPLE COMPUTER INCORPORATED+                                                      91,010
     23,653  APPLIED MATERIALS INCORPORATED+                                                  449,880
      4,871  BAKER HUGHES INCORPORATED                                                        162,156
      1,162  BLACK & DECKER CORPORATION                                                        56,008
      4,966  CATERPILLAR INCORPORATED                                                         243,086
    105,726  CISCO SYSTEMS INCORPORATED+                                                    1,474,878
        598  CUMMINS INCORPORATED                                                              19,794
      3,433  DEERE & COMPANY                                                                  164,441
     37,483  DELL COMPUTER CORPORATION+                                                       979,806
      2,928  DOVER CORPORATION                                                                102,480
      1,014  EATON CORPORATION                                                                 73,769
     32,107  EMC CORPORATION+                                                                 242,408
      4,679  GATEWAY INCORPORATED+                                                             20,775
     43,598  HEWLETT-PACKARD COMPANY                                                          666,177
     24,720  IBM CORPORATION                                                                1,779,840
      2,440  INGERSOLL-RAND COMPANY CLASS A                                                   111,410
      1,301  INTERNATIONAL GAME TECHNOLOGY+                                                    73,767
      2,853  JABIL CIRCUIT INCORPORATED+                                                       60,227
      1,874  LEXMARK INTERNATIONAL INCORPORATED+                                              101,946
      1,772  PALL CORPORATION                                                                  36,769
      8,365  PALM INCORPORATED+                                                                14,722

                                       13

SHARES       SECURITY NAME                                                                  VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
      1,700  PARKER-HANNIFIN CORPORATION                                                 $     81,243
      3,475  PITNEY BOWES INCORPORATED                                                        138,027
     11,883  SOLECTRON CORPORATION+                                                            73,080
      1,231  STANLEY WORKS                                                                     50,483
      3,311  SYMBOL TECHNOLOGIES INCORPORATED                                                  28,144
      6,828  UNITED TECHNOLOGIES CORPORATION                                                  463,621

                                                                                            8,530,158
                                                                                         ------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.22%
      3,928  AON CORPORATION                                                                  115,797
      2,444  HUMANA INCORPORATED+                                                              38,200
      3,954  MARSH & MCLENNAN COMPANIES INCORPORATED                                          381,956

                                                                                              535,953
                                                                                         ------------

INSURANCE CARRIERS - 2.70%
      3,786  ACE LIMITED                                                                      119,638
      2,107  AETNA INCORPORATED                                                               101,073
      7,481  AFLAC INCORPORATED                                                               239,392
     10,244  ALLSTATE CORPORATION                                                             378,823
      1,530  AMBAC FINANCIAL GROUP INCORPORATED                                               103,122
     37,731  AMERICAN INTERNATIONAL GROUP INCORPORATED                                      2,574,386
      2,476  CHUBB CORPORATION                                                                175,301
      2,034  CIGNA CORPORATION                                                                198,152
      2,343  CINCINNATI FINANCIAL CORPORATION                                                 109,020
      4,996  CONSECO INCORPORATED+                                                              9,992
      3,573  HARTFORD FINANCIAL SERVICES GROUP                                                212,486
      2,169  JEFFERSON-PILOT CORPORATION                                                      102,420
      4,252  JOHN HANCOCK FINANCIAL SERVICES INCORPORATED                                     149,670
      2,701  LINCOLN NATIONAL CORPORATION                                                     113,442
      2,730  LOEWS CORPORATION                                                                146,601
      2,133  MBIA INCORPORATED                                                                120,579
     10,187  METLIFE INCORPORATED                                                             293,386
      1,526  MGIC INVESTMENT CORPORATION                                                      103,463
      3,176  PROGRESSIVE CORPORATION                                                          183,732
      1,846  SAFECO CORPORATION                                                                57,023
      3,008  ST PAUL COMPANIES                                                                117,071
      1,753  TORCHMARK CORPORATION                                                             66,965
      4,447  UNITEDHEALTH GROUP INCORPORATED                                                  407,123
      3,508  UNUMPROVIDENT CORPORATION                                                         89,279
      2,094  WELLPOINT HEALTH NETWORKS INCORPORATED+                                          162,934
      1,957  XL CAPITAL LIMITED CLASS A                                                       165,758

                                                                                            6,500,831
                                                                                         ------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.04%
      3,325  GEORGIA-PACIFIC CORPORATION                                                       81,729
      1,510  LOUISIANA-PACIFIC CORPORATION                                                     15,976

                                                                                               97,705
                                                                                         ------------

                                       14

SHARES       SECURITY NAME                                                                  VALUE
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 1.41%
      6,704  AGILENT TECHNOLOGIES INCORPORATED+                                          $    160,092
      1,866  ALLERGAN INCORPORATED                                                            124,556
      3,067  APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                      59,776
        778  BAUSCH & LOMB INCORPORATED                                                        26,335
      8,680  BAXTER INTERNATIONAL INCORPORATED                                                385,739
      3,730  BECTON DICKINSON & COMPANY                                                       128,499
      3,870  BIOMET INCORPORATED                                                              104,954
      5,862  BOSTON SCIENTIFIC CORPORATION+                                                   171,874
        760  C R BARD INCORPORATED                                                             43,001
      2,180  DANAHER CORPORATION                                                              144,643
      4,209  EASTMAN KODAK COMPANY                                                            122,777
      4,418  GUIDANT CORPORATION+                                                             133,556
      2,731  KLA-TENCOR CORPORATION+                                                          120,137
     17,532  MEDTRONIC INCORPORATED                                                           751,246
        698  MILLIPORE CORPORATION                                                             22,322
      1,815  PERKINELMER INCORPORATED                                                          20,056
      5,750  RAYTHEON COMPANY                                                                 234,313
      2,677  ROCKWELL AUTOMATION INCORPORATED                                                  53,138
      1,272  ST JUDE MEDICAL INCORPORATED+                                                     94,052
      2,850  STRYKER CORPORATION                                                              152,504
      1,317  TEKTRONIX INCORPORATED+                                                           24,641
      2,641  TERADYNE INCORPORATED+                                                            62,064
      2,489  THERMO ELECTRON CORPORATION+                                                      41,069
      1,897  WATERS CORPORATION+                                                               50,650
     10,397  XEROX CORPORATION                                                                 72,467
      2,804  ZIMMER HOLDINGS INCORPORATED+                                                     99,991

                                                                                            3,404,452
                                                                                         ------------

METAL MINING - 0.21%
      7,813  BARRICK GOLD CORPORATION                                                         148,369
      2,084  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B+                              37,199
      2,632  INCO LIMITED+                                                                     59,667
      5,657  NEWMONT MINING CORPORATION                                                       148,949
      1,281  PHELPS DODGE CORPORATION                                                          52,777
      4,764  PLACER DOME INCORPORATED                                                          53,404

                                                                                              500,365
                                                                                         ------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
      1,465  VULCAN MATERIALS COMPANY                                                          63,845
                                                                                         ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.26%
      2,500  HASBRO INCORPORATED                                                               33,900
      6,300  MATTEL INCORPORATED                                                              132,363
      2,104  TIFFANY & COMPANY                                                                 74,061
     28,836  TYCO INTERNATIONAL LIMITED                                                       389,574

                                                                                              629,898
                                                                                         ------------

                                       15

SHARES       SECURITY NAME                                                                  VALUE
MISCELLANEOUS RETAIL - 0.52%
      6,557  COSTCO WHOLESALE CORPORATION+                                               $    253,231
      5,660  CVS CORPORATION                                                                  173,196
      4,453  OFFICE DEPOT INCORPORATED+                                                        74,810
      6,751  STAPLES INCORPORATED+                                                            132,995
      3,039  TOYS R U.S. INCORPORATED+                                                         53,091
     14,778  WALGREEN COMPANY                                                                 570,874

                                                                                            1,258,197
                                                                                         ------------

MOTION PICTURES - 0.23%
     29,467  WALT DISNEY COMPANY                                                              556,926
                                                                                         ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.51%
     19,205  AMERICAN EXPRESS COMPANY                                                         697,526
      3,175  CAPITAL ONE FINANCIAL CORPORATION                                                193,834
      1,785  COUNTRYWIDE CREDIT INDUSTRIES INCORPORATED                                        86,126
     10,036  FHLMC                                                                            614,203
     14,400  FNMA                                                                           1,062,000
      6,592  HOUSEHOLD INTERNATIONAL INCORPORATED                                             327,622
     12,300  MBNA CORPORATION                                                                 406,761
      4,169  PROVIDIAN FINANCIAL CORPORATION                                                   24,514
      2,243  SLM CORPORATION                                                                  217,347

                                                                                            3,629,933
                                                                                         ------------

OIL & GAS EXTRACTION - 0.67%
      3,586  ANADARKO PETROLEUM CORPORATION                                                   176,790
      2,074  APACHE CORPORATION                                                               119,214
      2,262  BJ SERVICES COMPANY+                                                              76,637
      2,905  BURLINGTON RESOURCES INCORPORATED                                                110,390
      2,258  DEVON ENERGY CORPORATION                                                         111,274
      1,676  EOG RESOURCES INCORPORATED                                                        66,537
      1,448  KERR-MCGEE CORPORATION                                                            77,540
      2,081  NABORS INDUSTRIES LIMITED+                                                        73,147
      1,942  NOBLE CORPORATION+                                                                74,961
      5,414  OCCIDENTAL PETROLEUM CORPORATION                                                 162,366
      1,356  ROWAN COMPANIES INCORPORATED                                                      29,086
      8,334  SCHLUMBERGER LIMITED                                                             387,531
      4,609  TRANSOCEAN INCORPORATED                                                          143,570

                                                                                            1,609,043
                                                                                         ------------

PAPER & ALLIED PRODUCTS - 0.43%
        765  BEMIS COMPANY INCORPORATED                                                        36,338
        840  BOISE CASCADE CORPORATION                                                         29,005
      6,973  INTERNATIONAL PAPER COMPANY                                                      303,883
      7,493  KIMBERLY-CLARK CORPORATION                                                       464,566
      2,886  MEADWESTVACO CORPORATION                                                          96,854
      2,284  PACTIV CORPORATION+                                                               54,131
        765  TEMPLE-INLAND INCORPORATED                                                        44,263

                                                                                            1,029,040
                                                                                         ------------

                                       16

SHARES       SECURITY NAME                                                                  VALUE
PERSONAL SERVICES - 0.10%
      2,453  CINTAS CORPORATION                                                          $    121,178
      2,650  H&R BLOCK INCORPORATED                                                           122,298

                                                                                              243,476
                                                                                         ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.35%
      1,285  AMERADA HESS CORPORATION                                                         106,013
      1,002  ASHLAND INCORPORATED                                                              40,581
     15,415  CHEVRONTEXACO CORPORATION                                                      1,364,228
      9,050  CONOCO INCORPORATED                                                              251,590
     97,935  EXXON MOBIL CORPORATION                                                        4,007,500
      4,472  MARATHON OIL CORPORATION                                                         121,281
      5,528  PHILLIPS PETROLEUM COMPANy                                                       325,489
     30,671  ROYAL DUTCH PETROLEUM COMPANY NY SHARES                                        1,695,186
      1,101  SUNOCO INCORPORATED                                                               39,229
      3,532  UNOCAL CORPORATION                                                               130,472

                                                                                            8,081,569
                                                                                         ------------

PRIMARY METAL INDUSTRIES - 0.32%
      4,639  ALCAN INCORPORATED                                                               174,055
     12,226  ALCOA INCORPORATED                                                               405,292
      1,164  ALLEGHENY TECHNOLOGIES INCORPORATED                                               18,449
      1,871  ENGELHARD CORPORATION                                                             52,987
      1,127  NUCOR CORPORATION                                                                 73,300
      1,462  UNITED STATES STEEL CORPORATION                                                   29,079
      1,234  WORTHINGTON INDUSTRIES INCORPORATED                                               22,335

                                                                                              775,497
                                                                                         ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
        941  AMERICAN GREETINGS CORPORATION CLASS A                                            15,677
      1,216  DOW JONES & COMPANY INCORPORATED                                                  58,915
      3,850  GANNETT COMPANY INCORPORATED                                                     292,215
      1,203  KNIGHT-RIDDER INCORPORATED                                                        75,729
      2,801  MCGRAW-HILL COMPANIES INCORPORATED                                               167,220
        716  MEREDITH CORPORATION                                                              27,459
      2,188  NEW YORK TIMES COMPANY CLASS A                                                   112,682
      1,636  RR DONNELLEY & SONS COMPANY                                                       45,072
      4,347  TRIBUNE COMPANY                                                                  189,095
     25,524  VIACOM INCORPORATED CLASS B+                                                   1,132,500

                                                                                            2,116,564
                                                                                         ------------

RAILROAD TRANSPORTATION - 0.26%
      5,531  BURLINGTON NORTHERN SANTA FE CORPORATION                                         165,930
      3,067  CSX CORPORATION                                                                  106,762
      5,604  NORFOLK SOUTHERN CORPORATION                                                     131,022
      3,637  UNION PACIFIC CORPORATION                                                        230,149

                                                                                              633,863
                                                                                         ------------

                                       17

SHARES       SECURITY NAME                                                                  VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.15%
      1,056  COOPER TIRE & RUBBER COMPANY                                                $     21,701
      2,358  GOODYEAR TIRE & RUBBER COMPANY                                                    44,118
      3,876  NIKE INCORPORATED CLASS B                                                        207,947
        859  REEBOK INTERNATIONAL LIMITED+                                                     25,341
      1,212  SEALED AIR CORPORATION+                                                           48,807
        841  TUPPERWARE CORPORATION                                                            17,484

                                                                                              365,398
                                                                                         ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.83%
      1,439  BEAR STEARNS COMPANIES INCORPORATED                                               87,851
     19,802  CHARLES SCHWAB CORPORATION                                                       221,782
      3,782  FRANKLIN RESOURCES INCORPORATED                                                  161,264
      3,524  LEHMAN BROTHERS HOLDINGS INCORPORATED                                            220,320
     12,457  MERRILL LYNCH & COMPANY INCORPORATED                                             504,509
     15,908  MORGAN STANLEY                                                                   685,317
      3,211  STILWELL FINANCIAL INCORPORATED                                                   58,440
      1,787  T ROWE PRICE GROUP INCORPORATED                                                   58,757

                                                                                            1,998,240
                                                                                         ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.02%
     13,721  CORNING INCORPORATED                                                              48,710
                                                                                         ------------

TOBACCO PRODUCTS - 0.59%
     30,896  PHILIP MORRIS COMPANIES INCORPORATED                                           1,349,537
      2,439  UST INCORPORATED                                                                  82,926

                                                                                            1,432,463
                                                                                         ------------

TRANSPORTATION BY AIR - 0.20%
      2,240  AMR CORPORATION+                                                                  37,766
      1,780  DELTA AIRLINES INCORPORATED                                                       35,600
      4,309  FEDEX CORPORATION                                                                230,101
     11,143  SOUTHWEST AIRLINES COMPANY                                                       180,071

                                                                                              483,538
                                                                                         ------------

TRANSPORTATION EQUIPMENT - 1.35%
     12,113  BOEING COMPANY                                                                   545,085
      1,300  BRUNSWICK CORPORATION                                                             36,400
      2,145  DANA CORPORATION                                                                  39,232
      8,100  DELPHI CORPORATION                                                               106,920
     26,177  FORD MOTOR COMPANY                                                               418,832
      2,913  GENERAL DYNAMICS CORPORATION                                                     309,798
      8,099  GENERAL MOTORS CORPORATION                                                       432,892
      2,516  GENUINE PARTS COMPANY                                                             87,733
      1,473  GOODRICH CORPORATION                                                              40,242
      4,371  HARLEY-DAVIDSON INCORPORATED                                                     224,101
     11,807  HONEYWELL INTERNATIONAL INCORPORATED                                             415,961
      1,310  ITT INDUSTRIES INCORPORATED                                                       92,486

                                       18

SHARES       SECURITY NAME                                                                  VALUE
TRANSPORTATION EQUIPMENT (continued)
        873  NAVISTAR INTERNATIONAL CORPORATION                                          $     27,936
      1,629  NORTHROP GRUMMAN CORPORATION                                                     203,625
      1,673  PACCAR INCORPORATED                                                               74,264
      2,020  TEXTRON INCORPORATED                                                              94,738
      1,840  TRW INCORPORATED                                                                 104,512

                                                                                            3,254,757
                                                                                         ------------

TRANSPORTATION SERVICES - 0.03%
      2,086  SABRE HOLDINGS CORPORATION+                                                       74,679
                                                                                         ------------

WATER TRANSPORTATION - 0.10%
      8,469  CARNIVAL CORPORATION                                                             234,507
                                                                                         ------------

WHOLESALE TRADE-DURABLE GOODS - 0.98%
      1,352  GRAINGER (W W) INCORPORATED                                                       67,735
     43,483  JOHNSON & JOHNSON                                                              2,272,422
      1,889  VISTEON CORPORATION                                                               26,824

                                                                                            2,366,981
                                                                                         ------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.73%
      1,515  AMERISOURCEBERGEN CORPORATION                                                    115,140
        986  BROWN-FORMAN CORPORATION CLASS B                                                  68,073
      6,522  CARDINAL HEALTH INCORPORATED                                                     400,516
      4,151  MCKESSON CORPORATION                                                             135,738
      6,979  SAFEWAY INCORPORATED+                                                            203,717
      1,923  SUPERVALU INCORPORATED                                                            47,171
      9,579  SYSCO CORPORATION                                                                260,740
      8,254  UNILEVER NV NY SHARES                                                            534,859

                                                                                            1,765,954
                                                                                         ------------

TOTAL COMMON STOCK (COST $167,912,488)                                                    130,759,802
                                                                                         ------------

REAL ESTATE INVESTMENT TRUST - 0.20%
      6,019  EQUITY OFFICE PROPERTIES TRUST                                                   181,172
      3,965  EQUITY RESIDENTIAL                                                               113,994
      2,667  PLUM CREEK TIMBER COMPANY                                                         81,610
      2,542  SIMON PROPERTY GROUP INCORPORATED                                                 93,673

TOTAL REAL ESTATE INVESTMENT TRUST (COST $470,858)                                            470,449
                                                                                         ------------

                                       19

PRINCIPAL    SECURITY NAME                                         INTEREST RATE  MATURITY DATE     VALUE
U.S. TREASURY BONDS - 36.95%
$ 3,990,000  U.S. TREASURY BONDS                                       7.25%          8/15/22    $  4,752,736
  1,510,000  U.S. TREASURY BONDS                                       7.63          11/15/22       1,868,951
  5,122,000  U.S. TREASURY BONDS                                       7.13           2/15/23       6,028,701
  5,060,000  U.S. TREASURY BONDS                                       6.25           8/15/23       5,421,421
  5,420,000  U.S. TREASURY BONDS                                       7.50          11/15/24       6,671,603
  2,420,000  U.S. TREASURY BONDS                                       7.63           2/15/25       3,019,100
  2,320,000  U.S. TREASURY BONDS                                       6.88           8/15/25       2,673,881
  7,337,000  U.S. TREASURY BONDS                                       6.00           2/15/26       7,631,602
  3,010,000  U.S. TREASURY BONDS                                       6.75           8/15/26       3,426,226
  2,770,000  U.S. TREASURY BONDS                                       6.50          11/15/26       3,063,307
  3,700,000  U.S. TREASURY BONDS                                       6.63           2/15/27       4,154,397
  4,660,000  U.S. TREASURY BONDS                                       6.38           8/15/27       5,082,089
  8,478,000  U.S. TREASURY BONDS                                       6.13          11/15/27       8,965,196
  2,930,000  U.S. TREASURY BONDS                                       5.50           8/15/28       2,852,698
  2,380,000  U.S. TREASURY BONDS                                       5.25          11/15/28       2,237,708
  1,740,000  U.S. TREASURY BONDS                                       5.25           2/15/29       1,636,851
  2,520,000  U.S. TREASURY BONDS                                       6.13           8/15/29       2,676,389
 10,933,000  U.S. TREASURY BONDS                                       6.25           5/15/30      11,843,084
  5,201,000  U.S. TREASURY BONDS                                       5.38           2/15/31       5,092,918

TOTAL U.S. TREASURY BONDS (COST $85,801,508)                                                       89,098,858
                                                                                                 ------------

SHORT-TERM INVESTMENTS - 8.00%

REPURCHASE AGREEMENTS - 6.31%
 15,218,277  BANC OF AMERICA SECURITIES - 102%
              COLLATERALIZED BY
             U.S. GOVERNMENT SECURITIES                                1.98            7/1/02      15,218,277

U.S. TREASURY BILLS - 1.69%
    980,000  U.S. TREASURY BILLS#                                      1.83^         10/10/02         975,463
  3,125,000  U.S. TREASURY BILLS#                                      1.76^         12/19/02       3,099,766

                                                                                                    4,075,229
                                                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS (COST $19,292,761)                                                    19,293,506
                                                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $273,477,615)*                             99.39%                                          $239,622,615
OTHER ASSETS AND LIABILITIES, NET                 0.61                                              1,479,870
                                                ------                                           ------------
TOTAL NET ASSETS                                100.00%                                          $241,102,485
                                                ======                                           ============

+  NON-INCOME EARNING SECURITIES.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS. (SEE NOTE 2).
^  YIELD TO MATURITY.
++ SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,046,661.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION       $  17,191,548
   GROSS UNREALIZED DEPRECIATION         (51,046,548)
                                       -------------
   NET UNREALIZED DEPRECIATION         $ (33,855,000)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES -- JUNE 30, 2002 (UNAUDITED)  VARIABLE TRUST

                                                                     ASSET ALLOCATION
                                                                                 FUND
-------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                   $    224,404,338
   REPURCHASE AGREEMENTS                                                   15,218,277
                                                                     ----------------
TOTAL IN SECURITIES, AT MARKET VALUE                                      239,622,615
                                                                     ----------------
   CASH                                                                        50,224
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES              1,614,240
   RECEIVABLE FOR FUND SHARES ISSUED                                          114,595
                                                                     ----------------
TOTAL ASSETS                                                              241,401,674
                                                                     ----------------

LIABILITIES
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                               187,724
   PAYABLE TO OTHER RELATED PARTIES                                            57,618
   ACCRUED EXPENSES AND OTHER LIABILITIES                                       2,222
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                      51,625
                                                                     ----------------
TOTAL LIABILITIES                                                             299,189
                                                                     ----------------
TOTAL NET ASSETS                                                     $    241,102,485
                                                                     ================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                   $    277,101,527
   UNDISTRIBUTED NET INVESTMENT INCOME                                        121,291
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                        (2,591,529)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                             (33,855,000)
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                         326,196
                                                                     ----------------
TOTAL NET ASSETS                                                     $    241,102,485
                                                                     ================

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------------
NET ASSETS                                                           $    241,102,485
SHARES OUTSTANDING                                                         21,445,006
NET ASSET VALUE AND OFFERING PRICE                                   $          11.24
                                                                     ----------------
INVESTMENTS AT COST (NOTE 2)                                         $    273,477,615
                                                                     ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST               STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED
                             JUNE 30, 2002 (UNAUDITED)

                                                                      ASSET ALLOCATION
                                                                                  FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                          $      1,128,094
   INTEREST                                                                  2,432,999
                                                                      ----------------
TOTAL INVESTMENT INCOME                                                      3,561,093
                                                                      ----------------

EXPENSES
   ADVISORY FEES                                                               688,139
   ADMINISTRATION FEES                                                         187,674
   PORTFOLIO ACCOUNTING FEES                                                    35,061
   CUSTODY                                                                       4,289
   TRANSFER AGENT                                                                  371
   DISTRIBUTION FEES                                                           312,790
   LEGAL AND AUDIT FEES                                                         24,941
   DIRECTORS' FEES                                                               3,152
   SHAREHOLDER REPORTS                                                           3,980
   OTHER                                                                         3,204
                                                                      ----------------
TOTAL EXPENSES                                                               1,263,601
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                         (18,655)
   NET EXPENSES                                                              1,244,946
                                                                      ----------------
NET INVESTMENT INCOME                                                        2,316,147
                                                                      ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS) FROM:
    SECURITIES                                                                 109,820
    FINANCIAL FUTURE CONTRACTS                                                (716,717)
                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                      (606,897)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                          (19,825,366)
   FINANCIAL FUTURE CONTRACTS                                                  302,396
                                                                      ----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS        (19,522,970)
                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     (20,129,867)
                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $    (17,813,720)
                                                                      ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                                VARIABLE TRUST

                                                                                         ASSET ALLOCATION FUND
                                                                                   ---------------------------------
                                                                                     (UNAUDITED)
                                                                                     FOR THE SIX             FOR THE
                                                                                    MONTHS ENDED          YEAR ENDED
                                                                                   JUNE 30, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                            $ 255,938,295   $     270,278,478
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                        2,316,147           4,249,223
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                 (606,897)          1,764,759
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
     AND TRANSLATION OF FOREIGN CURRENCY                                             (19,825,366)        (26,057,787)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF FINANCIAL FUTURES AND
     FORWARD TRANSACTIONS                                                                302,396             195,925
                                                                                   -------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                                  (17,813,720)        (19,847,880)
                                                                                   -------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                              (2,535,849)         (4,141,444)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                           (2,363,104)         (6,757,275)
CAPITAL SHARE TRANSACTIONS:
    PROCEEDS FROM SHARES SOLD                                                         21,583,353          39,261,163
    REINVESTMENT OF DIVIDENDS                                                          4,898,952          10,898,719
    COST OF SHARES REDEEMED                                                          (18,605,442)        (33,753,466)
                                                                                   -------------   -----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                   7,876,863          16,406,416
                                                                                   -------------   -----------------
NET INCREASE IN NET ASSETS                                                           (14,835,810)        (14,340,183)
                                                                                   =============   =================

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                  $ 241,102,485   $     255,938,295
                                                                                   -------------   -----------------
SHARE ISSUED AND REDEEMED:
    SHARES SOLD                                                                        1,801,260           3,046,607
    SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                           426,562             879,030
    SHARES REDEEMED                                                                   (1,560,848)         (2,705,867)
                                                                                   -------------   -----------------
NET INCREASE IN SHARES OUTSTANDING                                                       666,974           1,219,770
                                                                                   -------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                              $     121,291   $         340,992
                                                                                   =============   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                            NET REALIZED
                                                   BEGINNING                         AND   DIVIDENDS   DISTRIBUTIONS
                                                   NET ASSET         NET      UNREALIZED    FROM NET        FROM NET
                                                   VALUE PER  INVESTMENT  GAIN (LOSS) ON  INVESTMENT        REALIZED
                                                       SHARE      INCOME     INVESTMENTS      INCOME           GAINS
--------------------------------------------------------------------------------------------------------------------
WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $   12.32        0.11           (0.96)      (0.12)          (0.11)
JANUARY 1, 2001 TO DECEMBER 31, 2001               $   13.82        0.20           (1.17)      (0.20)          (0.33)
JANUARY 1, 2000 TO DECEMBER 31, 2000               $   14.42        0.31           (0.13)      (0.31)          (0.47)
JANUARY 1, 1999 TO DECEMBER 31, 1999               $   13.45        0.27            0.97       (0.26)          (0.01)
JANUARY 1, 1998 TO DECEMBER 31, 1998               $   11.99        0.34            2.60       (0.34)          (1.14)
JANUARY 1, 1997 TO DECEMBER 31, 1997               $   11.42        0.60            1.73       (0.60)          (1.16)

(1)  During each period, various fees and expenses were waived and reimbursed.
     The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
     Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       24

                                                      ENDING  RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                   NET ASSET  ----------------------------------------
                                                   VALUE PER   NET INVESTMENT        NET         GROSS
                                                       SHARE           INCOME   EXPENSES    EXPENSES(1)
-------------------------------------------------------------------------------------------------------
WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       $   11.24             1.85%      1.00%         1.01%
JANUARY 1, 2001 TO DECEMBER 31, 2001               $   12.32             1.64%      1.00%         1.04%
JANUARY 1, 2000 TO DECEMBER 31, 2000               $   13.82             2.19%      1.00%         1.12%
JANUARY 1, 1999 TO DECEMBER 31, 1999               $   14.42             2.05%      0.97%         1.17%
JANUARY 1, 1998 TO DECEMBER 31, 1998               $   13.45             2.62%      0.92%         1.11%
JANUARY 1, 1997 TO DECEMBER 31, 1997               $   11.99             5.20%      0.80%         0.85%

                                                              PORTFOLIO    NET ASSETS AT
                                                       TOTAL   TURNOVER    END OF PERIOD
                                                   RETURN(2)       RATE  (000'S OMITTED)
----------------------------------------------------------------------------------------
WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)           (6.91)%       9%       $  241,102
JANUARY 1, 2001 TO DECEMBER 31, 2001                   (6.96)%      25%       $  255,938
JANUARY 1, 2000 TO DECEMBER 31, 2000                    1.02%       48%       $  270,278
JANUARY 1, 1999 TO DECEMBER 31, 1999                    9.33%       30%       $  240,671
JANUARY 1, 1998 TO DECEMBER 31, 1998                   25.26%       29%       $  156,241
JANUARY 1, 1997 TO DECEMBER 31, 1997                   20.88%      156%       $   86,506

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

    Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Asset Allocation Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

    Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

    Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

    Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

    Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

    Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

    Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

  The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

    The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On June 30, 2002, the Fund held the following long futures contracts:

                                                                       NOTIONAL       NET UNREALIZED
     CONTRACTS                       TYPE        EXPIRATION DATE    CONTRACT VALUE     APPRECIATION
     Long 27                      U.S. T-BONDS   September, 2002    $    2,466,750      $    33,046

     Short 369                    U.S. T-BONDS   September, 2002       (37,926,281)         345,937

     Long 201                  S & P 500 INDEX   September, 2002        49,257,475          (52,787)

    The Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $980,000 and $3,125,000.

FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment income, if any, are declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

    Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

    The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

    For tax purposes, the Fund had deferred post-October capital loss of $152,921 in 2001. The loss will be realized for tax purposes in 2002.

3. ADVISORY FEES

    The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.55% of its average daily net assets.

    Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

    Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $1 billion and 0.10% of the Fund's average daily net assets in excess of $1 billion. Prior to April 15, 2002, Barclays Global Fund Advisors acted as sub-adviser to the Fund.

4. DISTRIBUTION FEES

    The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

    The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

    The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

    Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

    The Trust has entered into a contract on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

    All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

    For the period ended June 30, 2002, the Fund had $21,261,885 in purchases of investments at cost and $24,245,066 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

    The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
  NAME AND AGE             LENGTH OF SERVICE***      PAST FIVE YEARS                     OTHER DIRECTORSHIPS
  Robert C. Brown          Trustee                   Retired. Director, Federal Farm     None.
  70                       since 1992                Credit Banks Funding
                                                     Corporation and Farm Credit
                                                     System Financial Assistance
                                                     Corporation until
                                                     February 1999

  W. Rodney Hughes         Trustee                   Private Investor.                   Barclays Global Investors
  75                       since 1987                                                    Funds/Master Investment
                                                                                         Portfolio, 23 portfolios.

  J. Tucker Morse          Trustee                   Private Investor/Real Estate        None.
  57                       since 1987                Developer; Chairman of
                                                     White Point Capital, LLC.

NON-INTERESTED TRUSTEES

                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
  NAME AND AGE             LENGTH OF SERVICE***      PAST FIVE YEARS                     OTHER DIRECTORSHIPS
  Thomas S. Goho           Trustee                   Wake Forest University,             None.
  59                       since 1987                Calloway School of Business
                                                     and Accountancy, Benson-
                                                     Pruitt Professorship since
                                                     1999, Associate Professor
                                                     of Finance 1994-1999.

  Peter G. Gordon          Trustee                   Chairman, CEO, and                  None.
  59                       since 1998                Co-Founder of Crystal
                           (Lead Trustee             Geyser Water Company
                           since 2001)               and President of Crystal
                                                     Geyser Roxane Water
                                                     Company.

  Richard M. Leach         Trustee                   President of Richard M. Leach       None.
  68                       since 1987                Associates (a financial
                                                     consulting firm).

  Timothy J. Penny         Trustee                   Senior Counselor to the             None.
  50                       since 1996                public relations firm of
                                                     Himle-Horner and Senior
                                                     Fellow at the Humphrey
                                                     Institute, Minneapolis,
                                                     Minnesota (a public policy
                                                     organization).

  Donald C. Willeke        Trustee                   Principal in the law firm of        None.
  62                       since 1996                Willeke & Daniels.

OFFICERS

                           POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
  NAME AND AGE             LENGTH OF SERVICE         PAST FIVE YEARS                     OTHER DIRECTORSHIPS
  Michael J. Hogan         President                 Executive Vice President of         None.
  43                       since 2000                Wells Fargo Bank, N.A.
                                                     President of Wells Fargo
                                                     Funds Management, LLC
                                                     since March 2001. Senior
                                                     Vice President of Wells
                                                     Fargo Bank, N.A. from
                                                     April 1997 to July 1999.
                                                     Vice President of American
                                                     Express Financial Advisors
                                                     until April 1997.

  Karla M. Rabush          Treasurer,                Senior Vice President of            None.
  43                       since 2000                Wells Fargo Bank, N.A.
                                                     Senior Vice President and
                                                     Chief Administrative Officer
                                                     of Wells Fargo Funds
                                                     Management, LLC since
                                                     March 2001. Vice President
                                                     of Wells Fargo Bank, N.A.
                                                     from December 1997 to
                                                     May 2000. Prior thereto,
                                                     Director of Managed Assets
                                                     Investment Accounting of
                                                     American Express Financial
                                                     Advisors until November 1997.

  C. David Messman         Secretary                 Vice President and Senior           None.
  42                       since 2000                Counsel of Wells Fargo
                                                     Bank, N.A. Vice President
                                                     and Secretary of Wells Fargo
                                                     Funds Management, LLC
                                                     since March 2001.

----------
  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
  ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees,
      J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
  *** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

LIST OF ABBREVIATIONS                                             VARIABLE TRUST

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR        -- AMERICAN DEPOSITORY RECEIPTS
AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT        -- ALTERNATIVE MINIMUM TAX
ARM        -- ADJUSTABLE RATE MORTGAGES
BART       -- BAY AREA RAPID TRANSIT
CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC       -- CONTINGENT DEFERRED SALES CHARGE
CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
CGY        -- CAPITAL GUARANTY CORPORATION
CMT        -- CONSTANT MATURITY TREASURY
COFI       -- COST OF FUNDS INDEX
Connie Lee -- CONNIE LEE INSURANCE COMPANY
COP        -- CERTIFICATE OF PARTICIPATION
CP         -- COMMERCIAL PAPER
CTF        -- COMMON TRUST FUND
DW&P       -- DEPARTMENT OF WATER & POWER
DWR        -- DEPARTMENT OF WATER RESOURCES
EDFA       -- EDUCATION FINANCE AUTHORITY
FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA        -- FEDERAL HOUSING AUTHORITY
FHLB       -- FEDERAL HOME LOAN BANK
FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN        -- FLOATING RATE NOTES
FSA        -- FINANCIAL SECURITY ASSURANCE, INC
GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO         -- GENERAL OBLIGATION
HFA        -- HOUSING FINANCE AUTHORITY
HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR      -- LONDON INTERBANK OFFERED RATE
LLC        -- LIMITED LIABILITY CORPORATION
LOC        -- LETTER OF CREDIT
LP         -- LIMITED PARTNERSHIP
MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR       -- MULTI-FAMILY HOUSING REVENUE
MUD        -- MUNICIPAL UTILITY DISTRICT
MTN        -- MEDIUM TERM NOTE
PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
PCR        -- POLLUTION CONTROL REVENUE
PFA        -- PUBLIC FINANCE AUTHORITY
PLC        -- PRIVATE PLACEMENT
PSFG       -- PUBLIC SCHOOL FUND GUARANTY
RAW        -- REVENUE ANTICIPATION WARRANTS
RDA        -- REDEVELOPMENT AUTHORITY
RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
R&D        -- RESEARCH & DEVELOPMENT
SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
TBA        -- TO BE ANNOUNCED
TRAN       -- TAX REVENUE ANTICIPATION NOTES
USD        -- UNIFIED SCHOOL DISTRICT
V/R        -- VARIABLE RATE
WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE

MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 018 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS
SEMI-ANNUAL REPORT
VARIABLE TRUST CORPORATE BOND FUND

JUNE 30,2002

[STAGECOACH GRAPHIC]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                                   1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST CORPORATE BOND FUND                                       4

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST CORPORATE BOND FUND                                       6

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                                     14

   STATEMENT OF OPERATIONS                                                 15

   STATEMENT OF CHANGES IN NET ASSETS                                      16

   FINANCIAL HIGHLIGHTS                                                    18

NOTES TO FINANCIAL HIGHLIGHTS                                              18

NOTES TO FINANCIAL STATEMENTS                                              20

LIST OF ABBREVIATIONS                                                      24

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.
     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

CORPORATE BOND FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Corporate Bond Fund (the Fund) seeks a high level of current income, consistent with reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGER
   Daniel J. Kokoszka, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned 2.24%(1) for the six-month period ended June 30, 2002, underperforming its benchmark, the Lehman Brothers U.S. Credit Index(2), which returned 2.63%. The Fund distributed $0.31 per share in dividend income and $0.02 in capital gains during the period.

     Bonds generally outperformed stocks during the first half of 2002, as interest rates declined along with a slower than expected economic recovery. The corporate bond market was adversely impacted by negative news regarding accounting irregularities.

     As a result, investor confidence weakened, causing lower quality bonds to perform worse than higher quality issues. Investment-grade corporate securities represented about 62% of the total portfolio on June 30, 2002, while high yield bonds, which performed relatively poorly given their low credit quality, represented 27% of the total portfolio. U.S. Treasury bonds, which have no credit risk, performed relatively well.

STRATEGIC OUTLOOK

     By the end of the period, corporate bonds offered attractive yields in comparison to government securities. Moving forward we intend to allocate about 85% of the Fund's assets to corporate bonds, with 55% invested in investment-grade securities and 30% invested in high-yield bonds. We intend to invest the remaining 15% of the portfolio in U.S. Treasury notes and bonds. To compensate for the additional credit risk inherent in this high allocation to corporate bonds, the investment-grade and high-yield bond portfolios are expected to be more diversified as to sectors and individual securities.

     As the economy gradually recovers, the outlook for the corporate bond market should improve. Meanwhile, the Federal Reserve Board is maintaining a cautious approach with regard to interest rates, keeping them very low for the time being. However, the need for companies to maintain high standards of financial reporting to reestablish investor confidence is equally important.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

AVERAGE ANNUAL TOTAL RETURN(1)(%)(AS OF JUNE 30, 2002)

                                                                  6-MONTH*  1-YEAR  LIFE OF FUND
WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND                      2.24     6.47       7.03

BENCHMARK
  LEHMAN BROTHERS U.S. CREDIT INDEX(2)                              2.63     7.51       8.29

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

AVERAGE CREDIT QUALITY(3)                 A3

WEIGHTED AVERAGE COUPON                 7.51%

WEIGHTED AVERAGE MATURITY               8.54 YEARS

DURATION                                5.48 YEARS

PORTFOLIO TURNOVER                     22.59%

NUMBER OF HOLDINGS                       205

DISTRIBUTION RATE(4)                    6.28%

SEC YIELD(5)                            6.24%

NAV                                  $ 10.14

[CHART]

PORTFOLIO ALLOCATION(6) (AS OF JUNE 30, 2002)

Corporate Bonds                            89%
U.S. Treasury Bonds                         9%
Repurchase Agreements                       2%

[CHART]

GROWTH OF $10,000 INVESTMENT(7)

            WELLS FARGO
           VARIABLE TRUST      LEHMAN BROTHERS
        CORPORATE BOND FUND   U.S. CREDIT INDEX
 8/99           $    10,000         $    10,000
 9/99           $    10,005         $    10,109
10/99           $    10,060         $    10,155
11/99           $    10,030         $    10,166
12/99           $     9,984         $    10,112
 1/00           $     9,958         $    10,076
 2/00           $    10,082         $    10,170
 3/00           $    10,252         $    10,257
 4/00           $    10,059         $    10,166
 5/00           $    10,011         $    10,129
 6/00           $    10,244         $    10,383
 7/00           $    10,342         $    10,509
 8/00           $    10,515         $    10,640
 9/00           $    10,539         $    10,696
10/00           $    10,587         $    10,707
11/00           $    10,729         $    10,846
12/00           $    11,004         $    11,057
 1/01           $    11,202         $    11,360
 2/01           $    11,343         $    11,458
 3/01           $    11,369         $    11,529
 4/01           $    11,274         $    11,488
 5/01           $    11,346         $    11,594
 6/01           $    11,350         $    11,653
 7/01           $    11,647         $    11,957
 8/01           $    11,787         $    12,117
 9/01           $    11,687         $    12,181
10/01           $    11,987         $    12,483
11/01           $    11,932         $    12,375
12/01           $    11,820         $    12,289
 1/02           $    11,881         $    12,394
 2/02           $    11,948         $    12,488
 3/02           $    11,819         $    12,257
 4/02           $    12,021         $    12,427
 5/02           $    12,132         $    12,591
 6/02           $    12,085         $    12,612

----------
(2) The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.
(3) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(4) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
(5) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(6)  Portfolio holdings are subject to change.
(7) The chart compares the performance of the Wells Fargo Variable Trust Corporate Bond Fund for the life of the Fund with the Lehman Brothers U.S. Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST              PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002(UNAUDITED)

  VARIABLE TRUST CORPORATE BOND FUND

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
CORPORATE BONDS & NOTES - 86.68%

AGRICULTURAL PRODUCTION-LIVESTOCK & ANIMAL SPECIALTIES - 0.39%
$  265,000  PILGRIM'S PRIDE CORPORATION                                                       9.63%      09/15/11   $     272,950
                                                                                                                    -------------

AMUSEMENT & RECREATION SERVICES - 1.42%
   320,000  HERBST GAMING INCORPORATED SERIES B                                              10.75       09/01/08         336,800
   250,000  HOLLYWOOD PARK INCORPORATED SERIES B                                              9.25       02/15/07         223,750
   220,000  INTRAWEST CORPORATION                                                            10.50       02/01/10         228,800
   115,000  PARK PLACE ENTERTAINMENT CORPORATION                                              9.38       02/15/07         120,175
    90,000  VENETIAN CASINO***                                                               11.00       06/15/10          90,563

                                                                                                                        1,000,088
                                                                                                                    -------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.32%
   220,000  COLLINS & AIKMAN PRODUCTS***                                                     10.75       12/31/11         221,100
                                                                                                                    -------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.88%
    90,000  BEAZER HOMES USA***                                                               8.38       04/15/12          90,900
    90,000  DR HORTON INCORPORATED                                                           10.00       04/15/06          92,025
    10,000  DR HORTON INCORPORATED                                                            8.00       02/01/09           9,950
   130,000  DR HORTON INCORPORATED***                                                         8.50       04/15/12         130,487
   290,000  KB HOME                                                                           9.50       02/15/11         297,975

                                                                                                                          621,337
                                                                                                                    -------------

BUSINESS SERVICES - 2.33%
   765,000  CENDANT CORPORATION                                                               6.88       08/15/06         769,397
    45,000  HANOVER EQUIPMENT TRUST***                                                        8.50       09/01/08          41,625
   700,000  ORACLE CORPORATION                                                                6.72       02/15/04         735,033
    95,000  SESI LLC                                                                          8.88       05/15/11          95,950

                                                                                                                        1,642,005
                                                                                                                    -------------

CHEMICALS & ALLIED PRODUCTS - 6.91%
   460,000  AMERICAN HOME PRODUCTS CORPORATION                                                7.25       03/01/23         482,209
   270,000  ATHENA NEURO FINANCE LLC                                                          7.25       02/21/08         233,342
    80,000  BIOVAIL CORPORATION                                                               7.88       04/01/10          77,200
   190,000  DOW CHEMICAL COMPANY                                                              6.13       02/01/11         191,437
   310,000  E I DU PONT DE NEMOURS & COMPANY                                                  6.88       10/15/09         340,020
    90,000  EQUISTAR CHEMICAL                                                                10.13       09/01/08          85,950
   120,000  GEORGIA GULF CORPORATION                                                         10.38       11/01/07         128,400
   325,000  IMC GLOBAL INCORPORATED SERIES B                                                 11.25       06/01/11         351,000
    65,000  LYONDELL CHEMICAL COMPANY                                                         9.50       12/15/08          60,450
    40,000  LYONDELL CHEMICAL COMPANY SERIES B                                                9.88       05/01/07          38,300
   100,000  MACDERMID INCORPORATED                                                            9.13       07/15/11         105,000
 1,250,000  MERCK & COMPANY INCORPORATED                                                      6.40       03/01/28       1,254,573
    40,000  METHANEX CORPORATION                                                              8.75       08/15/12          40,800
   235,000  MILLENNIUM AMERICA INCORPORATED                                                   9.25       06/15/08         239,700
    90,000  OM GROUP INCORPORATED                                                             9.25       12/15/11          93,150

                                        6

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
$1,000,000  PFIZER INCORPORATED                                                               5.63%      02/01/06   $   1,054,510
    80,000  VICAR OPERATING INCORPORATED                                                      9.88       12/01/09          84,000

                                                                                                                        4,860,041
                                                                                                                    -------------

COMMUNICATIONS - 7.22%
   210,000  ADELPHIA COMMUNICATIONS SERIES B**                                                0.50       07/15/04          84,000
   220,000  AMERICAN TOWER CORPORATION                                                        9.38       02/01/09         121,000
   450,000  AT&T WIRELESS SERVICES INCORPORATED                                               7.88       03/01/11         363,482
   235,000  AVAYA INCORPORATED                                                               11.13       04/01/09         215,025
   325,000  BRITISH TELECOMMUNICATIONS PLC                                                    7.88       12/15/05         347,785
   100,000  CHARTER COMMUNICATIONS HOLDINGS LLC                                               8.63       04/01/09          67,000
   115,000  CITIZENS COMMUNICATIONS COMPANY                                                   9.25       05/15/11         109,176
   700,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                         7.65       09/15/10         715,669
   450,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                         7.25       10/15/27         411,281
   700,000  COMCAST CABLE COMMUNICATIONS                                                      6.20       11/15/08         634,983
   115,000  CORUS ENTERTAINMENT INC                                                           8.75       03/01/12         115,000
   120,000  CROWN CASTLE INTERNATIONAL CORPORATION                                           10.75       08/01/11          79,200
    25,000  CSC HOLDINGS INCORPORATED                                                        10.50       05/15/16          18,750
    15,000  ENTERCOM RADIO                                                                    7.63       03/01/14          14,888
    75,000  ENTRAVISION COMMUNICATIONS CORPORATION***                                         8.13       03/15/09          75,375
    70,000  GLOBE TELECOM***                                                                  9.75       04/15/12          70,700
   100,000  MEDIACOM LLC                                                                      9.50       01/15/13          86,500
   270,000  NEXTEL COMMUNICATIONS                                                             9.38       11/15/09         137,025
   250,000  ROGERS CANTEL INCORPORATED                                                        8.80       10/01/07         162,500
    90,000  SINCLAIR BROADCAST GROUP                                                          8.75       12/15/11          90,000
   275,000  SPRINT CAPITAL CORPORATION                                                        6.13       11/15/08         210,439
   600,000  TELE-COMMUNICATIONS INCORPORATED                                                  9.80       02/01/12         653,212
   185,000  TELUS CORPORATION                                                                 7.50       06/01/07         165,982
    43,000  VOICESTREAM WIRELESS CORPORATION                                                 10.38       11/15/09          41,280
    90,000  YOUNG BROADCASTING INCORPORATED***                                                8.50       12/15/08          89,550

                                                                                                                        5,079,802
                                                                                                                    -------------

DEPOSITORY INSTITUTIONS - 5.67%
   500,000  BANK ONE CORPORATION                                                              7.88       08/01/10         567,218
   500,000  BANK UNITED                                                                       8.00       03/15/09         551,631
   605,000  JP MORGAN CHASE & COMPANY                                                         6.75       02/01/11         627,089
   800,000  NATIONSBANK CORPORATION                                                           7.80       09/15/16         897,956
   700,000  POPULAR NORTH AMERICA INCORPORATED                                                6.63       01/15/04         731,668
   410,000  WASHINGTON MUTUAL FINANCE                                                         6.25       05/15/06         425,576
   190,000  WESTERN FINANCIAL BANK                                                            9.63       05/15/12         190,000

                                                                                                                        3,991,138
                                                                                                                    -------------

EATING & DRINKING PLACES - 0.08%
    55,000  TRICON GLOBAL RESTAURANT                                                          8.88       04/15/11          58,300
                                                                                                                    -------------

                                        7

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
ELECTRIC, GAS & SANITARY SERVICES - 5.90%
$  260,000  AES CORPORATION                                                                   8.88%      02/15/11   $     161,200
   295,000  ALLIED WASTE NORTH AMERICA SERIES B                                               8.88       04/01/08         289,100
   355,000  AMERICAN ELECTRIC POWER COMPANY SERIES A                                          6.13       05/15/06         361,617
   185,000  BRL UNIVERSAL EQUIPMENT                                                           8.88       02/15/08         183,150
   770,000  DOMINION RESOURCES INCORPORATED SERIES A                                          8.13       06/15/10         864,719
   165,000  DUKE ENERGY FIELD SERVICES                                                        7.88       08/16/10         175,117
   325,000  EL PASO ENERGY PARTNERS SERIES B                                                  8.50       06/01/11         323,375
   105,000  IESI CORPORATION***                                                              10.25       06/15/12         105,000
   355,000  PROGRESS ENERGY INCORPORATED                                                      7.10       03/01/11         375,027
   700,000  REPUBLIC SERVICES INCORPORATED                                                    7.13       05/15/09         735,802
   105,000  SYNAGRO TECHNOLOGIES INCORPORATED***                                              9.50       04/01/09         107,625
   155,000  TXU CORPORATION SERIES J                                                          6.38       06/15/06         159,419
   300,000  WASTE MANAGEMENT INCORPORATED                                                     7.38       08/01/10         311,505

                                                                                                                        4,152,656
                                                                                                                    -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 1.23%
    60,000  AMKOR TECHNOLOGY INCORPORATED                                                     9.25       02/15/08          48,900
   375,000  CALPINE CORPORATION                                                               8.63       08/15/10         243,750
   245,000  FAIRCHILD SEMICONDUCTOR                                                          10.50       02/01/09         260,925
   180,000  ON SEMICONDUCTOR CORPORATION***                                                  12.00       05/15/08         156,600
    85,000  SOLECTRON CORPORATION                                                             9.63       02/15/09          77,350
    75,000  STONERIDGE INCORPORATED***                                                       11.50       05/01/12          75,750

                                                                                                                          863,275
                                                                                                                    -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.86%
   500,000  LOCKHEED MARTIN CORPORATION                                                       8.50       12/01/29         603,521
                                                                                                                    -------------

FOOD & KINDRED PRODUCTS - 4.70%
 1,142,000  ANHEUSER-BUSCH COMPANIES INCORPORATED                                             9.00       12/01/09       1,398,354
   140,000  CANANDAIGUA BRANDS INCORPORATED                                                   8.63       08/01/06         147,000
   200,000  CONAGRA FOODS INCORPORATED                                                        6.75       09/15/11         211,042
   200,000  GENERAL MILLS INCORPORATED                                                        6.00       02/15/12         198,117
   165,000  KELLOGG COMPANY SERIES B                                                          7.45       04/01/31         181,343
   370,000  KRAFT FOODS INCORPORATED                                                          6.50       11/01/31         366,131
   435,000  LAND O LAKES INCORPORATED***                                                      8.75       11/15/11         408,900
   270,000  PEPSI BOTTLING GROUP INCORPORATED SERIES B                                        7.00       03/01/29         287,319
   100,000  TYSON FOODS INCORPORATED                                                          8.25       10/01/11         110,326

                                                                                                                        3,308,532
                                                                                                                    -------------

FOOD STORES - 2.45%
   375,000  ALBERTSON'S INCORPORATED                                                          7.50       02/15/11         408,958
   100,000  DELHAIZE AMERICA INCORPORATED                                                     8.13       04/15/11         105,396
   310,000  INGLES MARKETS INCORPORATED                                                       8.88       12/01/11         308,450
   205,000  KROGER COMPANY                                                                    6.75       04/15/12         212,233
   270,000  MARSH SUPERMARKET INCORPORATED SERIES B                                           8.88       08/01/07         265,950
   410,000  SAFEWAY INCORPORATED                                                              6.50       03/01/11         422,435

                                                                                                                        1,723,422
                                                                                                                    -------------

                                        8

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
FORESTRY - 0.22%
$  150,000  TEMBEC INDUSTRIES INCORPORATED                                                    8.63%      06/30/09   $     154,500
                                                                                                                    -------------

GENERAL MERCHANDISE STORES - 1.41%
   900,000  WAL-MART STORES INCORPORATED                                                      6.88       08/10/09         988,631
                                                                                                                    -------------

HEALTH SERVICES - 0.52%
   205,000  HCA INCORPORATED                                                                  8.75       09/01/10         231,334
   130,000  ROTECH HEALTHCARE INCORPORATED***                                                 9.50       04/01/12         132,600

                                                                                                                          363,934
                                                                                                                    -------------

HOLDING & OTHER INVESTMENT OFFICES - 2.18%
   305,000  AMERICAN ACHIEVEMENT CORPORATION SERIES B                                        11.63       01/01/07         314,531
   335,000  CAPITAL ONE FINANCIAL                                                             8.75       02/01/07         337,478
    65,000  DURA OPERATING CORPORATION***                                                     8.63       04/15/12          65,325
   315,000  ISTAR FINANCIAL INCORPORATED                                                      8.75       08/15/08         312,244
    75,000  JOHNSONDIVERSEY INCORPORATED***                                                   9.63       05/15/12          78,375
   170,000  RFS PARTNERSHIP LP                                                                9.75       03/01/12         171,700
   165,000  TECHNICAL OLYMPIC USA INCORPORATED                                                9.00       07/01/10         162,525
    90,000  VENTAS REALTY LP CAPITAL CORPORATION***                                           9.00       05/01/12          92,250

                                                                                                                        1,534,428
                                                                                                                    -------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.15%
   100,000  VON HOFFMAN CORPORATION***                                                       10.25       03/15/09         102,500
                                                                                                                    -------------

HOTELS, LODGING - 0.04%
    30,000  FELCOR LODGING LP                                                                 9.50       09/15/08          30,450
                                                                                                                    -------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.93%
   125,000  HOST MARRIOTT LP SERIES G                                                         9.25       10/01/07         125,625
   150,000  HOST MARRIOTT LP SERIES I                                                         9.50       01/15/07         151,313
   375,000  STATION CASINOS INCORPORATED                                                      8.88       12/01/08         380,625

                                                                                                                          657,563
                                                                                                                    -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.14%
   130,000  AES DRAX ENERGY LIMITED SERIES B                                                 11.50       08/30/10          53,300
   195,000  AGCO CORPORATION                                                                  9.50       05/01/08         206,213
    95,000  BRIGGS & STRATTON CORPORATION                                                     8.88       03/15/11          99,750
   375,000  CATERPILLAR FINANCIAL SERVICE CORPORATION                                         5.95       05/01/06         392,802
 1,050,000  DELL COMPUTER CORPORATION                                                         7.10       04/15/28       1,059,787
   325,000  IBM CORPORATION                                                                   6.50       01/15/28         318,257
    75,000  JOY GLOBAL INCORPORATED SERIES B                                                  8.75       03/15/12          76,688

                                                                                                                        2,206,797
                                                                                                                    -------------

INSURANCE CARRIERS - 1.87%
 1,075,000  AMBAC INCORPORATED                                                                9.38       08/01/11       1,318,396
                                                                                                                    -------------

                                        9

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.11%
$   25,000  LOUISIANA PACIFIC CORPORATION                                                     8.50%      08/15/05   $      26,369
    45,000  LOUISIANA PACIFIC CORPORATION                                                    10.88       11/15/08          49,500

                                                                                                                           75,869
                                                                                                                    -------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
  GOODS - 0.55%
    90,000  HANGER ORTHOPEDIC GROUP                                                          10.38       02/15/09          93,600
   205,000  RAYTHEON COMPANY                                                                  6.75       08/15/07         217,740
    75,000  SYBRON DENTAL SPECIALTIES***                                                      8.13       06/15/12          74,250

                                                                                                                          385,590
                                                                                                                    -------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.26%
   175,000  COMPASS MINERALS GROUP                                                           10.00       08/15/11         184,625
                                                                                                                    -------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.29%
   200,000  STEINWAY MUSICAL INSTRUMENTS                                                      8.75       04/15/11         203,000
                                                                                                                    -------------

MISCELLANEOUS RETAIL - 0.07%
    45,000  AMERIGAS PARTNERS LP                                                              8.88       05/20/11          46,800
                                                                                                                    -------------

MOTION PICTURES - 1.02%
   300,000  TIME WARNER INCORPORATED                                                          7.97       08/15/04         315,632
   375,000  WALT DISNEY COMPANY SERIES B                                                      6.75       03/30/06         398,453

                                                                                                                          714,085
                                                                                                                    -------------

NONDEPOSITORY CREDIT INSTITUTIONS - 10.68%
   255,000  CIT GROUP INCORPORATED                                                            7.63       08/16/05         251,195
 1,350,000  COUNTRYWIDE HOME LOANS INCORPORATED SERIES H                                      6.25       04/15/09       1,381,590
 1,400,000  FORD MOTOR CREDIT COMPANY                                                         7.38       02/01/11       1,418,047
 1,592,000  GENERAL ELECTRIC CAPITAL CORPORATION                                              8.63       06/15/08       1,867,199
   605,000  GENERAL MOTORS ACCEPTANCE CORPORATION                                             5.85       01/14/09         583,648
   405,000  HELLER FINANCIAL INCORPORATION                                                    6.38       03/15/06         432,201
 1,200,000  HOUSEHOLD FINANCE CORPORATION                                                     8.00       07/15/10       1,267,465
   300,000  INTERNATIONAL LEASE FINANCE CORPORATION                                           5.75       10/15/06         309,500

                                                                                                                        7,510,845
                                                                                                                    -------------

OIL & GAS EXTRACTION - 1.95%
   700,000  CANADIAN OCCIDENTAL PETROLEUM                                                     7.13       02/04/04         732,509
    50,000  CHESAPEAKE ENERGY CORPORATION                                                     8.13       04/01/11          49,125
    35,000  KEY ENERGY SERVICES INCORPORATED SERIES C                                         8.38       03/01/08          35,875
   100,000  OCEAN ENERGY INCORPORATED SERIES B                                                8.88       07/15/07         104,250
   100,000  PIONEER NATURAL RESOURCE COMPANY                                                  9.63       04/01/10         109,908
    34,000  VINTAGE PETROLEUM INCORPORATED                                                    9.00       12/15/05          33,660
    75,000  VINTAGE PETROLEUM INCORPORATED***                                                 8.25       05/01/12          73,688
   235,000  WESTERN OIL SANDS INCORPORATED***                                                 8.38       05/01/12         235,588

                                                                                                                        1,374,603
                                                                                                                    -------------

                                       10

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
PAPER & ALLIED PRODUCTS - 0.92%
$  185,000  APPLETON PAPERS INCORPORATED***                                                  12.50%      12/15/08   $     182,225
    75,000  GRAPHIC PACKAGING CORPORATION***                                                  8.63       02/15/12          77,438
    90,000  NORSKE SKOG CANADA LIMITED                                                        8.63       06/15/11          92,250
    60,000  PLASTIPAK HOLDINGS INCORPORATED                                                  10.75       09/01/11          65,850
    50,000  POTLATCH CORPORATION                                                             10.00       07/15/11          54,750
   175,000  TRIMAS CORPORATION***                                                             9.88       06/15/12         174,563

                                                                                                                          647,076
                                                                                                                    -------------

PERSONAL SERVICES - 0.39%
   270,000  COINMACHINE CORPORATION***                                                        9.00       02/01/10         274,050
                                                                                                                    -------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.65%
 1,430,000  AMOCO COMPANY                                                                     6.50       08/01/07       1,544,073
   715,000  ATLANTIC RICHFIELD COMPANY                                                        5.90       04/15/09         742,342
   180,000  PENNZOIL-QUAKER STATE                                                            10.00       11/01/08         210,825
    75,000  TESORO PETROLEUM CORPORATION***                                                   9.63       04/01/12          68,625

                                                                                                                        2,565,865
                                                                                                                    -------------

PIPELINES, EXCEPT NATURAL GAS - 1.12%
   765,000  KINDER MORGAN ENERGY PARTNERS                                                     6.75       03/15/11         787,177
                                                                                                                    -------------

PRIMARY METAL INDUSTRIES - 0.58%
    45,000  AK STEEL CORPORATION                                                              9.13       12/15/06          47,052
   255,000  CENTURY ALUMINUM COMPANY                                                         11.75       04/15/08         274,125
    85,000  INTERMET CORPORATION***                                                           9.75       06/15/09          85,213

                                                                                                                          406,390
                                                                                                                    -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.40%
   105,000  AMERICAN GREETINGS CORPORATION                                                   11.75       07/15/08         114,975
   280,000  GARDEN STATE NEWSPAPERS INCORPORATED SERIES B                                     8.75       10/01/09         276,500
    40,000  HOLLINGER INTERNATIONAL PUBLISHING                                                9.25       03/15/07          41,200
   115,000  MAIL-WELL I CORPORATION***                                                        9.63       03/15/12         115,575
   255,000  NEWS AMERICA HOLDINGS                                                             8.88       04/26/23         270,148
   800,000  VIACOM INCORPORATED CLASS B                                                       7.88       07/30/30         868,732

                                                                                                                        1,687,130
                                                                                                                    -------------

RAILROAD TRANSPORTATION - 0.73%
   325,000  KANSAS CITY SOUTHERN                                                              9.50       10/01/08         351,406
   170,000  TFM SA DE CV***                                                                  12.50       06/15/12         160,650

                                                                                                                          512,056
                                                                                                                    -------------

REAL ESTATE - 1.57%
    75,000  CORRECTIONS CORPORATION OF AMERICA***                                             9.88       05/01/09          77,250
   650,000  EOP OPERATING LP                                                                  7.75       11/15/07         712,046
   305,000  SENIOR HOUSING TRUST                                                              8.63       01/15/12         314,150

                                                                                                                        1,103,446
                                                                                                                    -------------

                                       11

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.13%
$   90,000  FOAMEX INTERNATIONAL INCORPORATED                                                10.75%      04/01/09   $      91,800
                                                                                                                    -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.42%
 1,400,000  CITIGROUP INCORPORATED                                                            7.25       10/01/10       1,523,889
 1,000,000  GOLDMAN SACHS GROUP INCORPORATED                                                  6.65       05/15/09       1,027,473
   520,000  LEHMAN BROTHERS HOLDINGS INCORPORATED                                             7.75       01/15/05         559,003
   635,000  MORGAN STANLEY DEAN WITTER & COMPANY                                              8.00       06/15/10         704,012

                                                                                                                        3,814,377
                                                                                                                    -------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.26%
   190,000  OWENS-ILLINOIS INCORPORATED                                                       7.85       05/15/04         182,875
                                                                                                                    -------------

TRANSPORTATION BY AIR - 0.09%
    60,000  PETROLEUM HELICOPTERS SERIES B                                                    9.38       05/01/09          61,500
                                                                                                                    -------------

TRANSPORTATION EQUIPMENT - 1.34%
    85,000  ASBURY AUTOMOTIVE GROUP***                                                        9.00       06/15/12          82,025
   410,000  BOEING CAPITAL CORPORATION                                                        6.10       03/01/11         418,043
    60,000  DANA CORPORATION***                                                              10.13       03/15/10          61,200
   125,000  DANA CORPORATION                                                                  9.00       08/15/11         123,125
   255,000  SEQUA CORPORATION SERIES B                                                        8.88       04/01/08         255,000

                                                                                                                          939,393
                                                                                                                    -------------

WATER TRANSPORTATION - 0.27%
   180,000  TEEKAY SHIPPING CORPORATION                                                       8.88       07/15/11         187,200
                                                                                                                    -------------

WHOLESALE TRADE-DURABLE GOODS - 1.30%
    75,000  ASSOCIATED MATERIALS INCORPORATED***                                              9.75       04/15/12          76,875
   165,000  JORGENSEN EARLE M COMPANY***                                                      9.75       06/01/12         162,525
    95,000  OMNICARE INCORPORATED SERIES B                                                    8.13       03/15/11          97,850
   180,000  OWENS & MINOR INCORPORATED                                                        8.50       07/15/11         184,950
   375,000  RUSSEL METALS INCORPORATED                                                       10.00       06/01/09         391,875

                                                                                                                          914,075
                                                                                                                    -------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.76%
    45,000  AIRGAS INCORPORATED                                                               9.13       10/01/11          47,475
    90,000  AMERISOURCE BERGEN CORPORATION                                                    8.13       09/01/08          92,925
   385,000  FLEMING COMPANIES INCORPORATED                                                   10.13       04/01/08         390,775

                                                                                                                          531,175
                                                                                                                    -------------

TOTAL CORPORATE BONDS & NOTES (COST $59,408,655)                                                                       60,956,368
                                                                                                                    -------------

FOREIGN BONDS - 0.64%(a)
    90,000  Air Canada (Euro)                                                                10.25       03/15/11          71,109
    35,000  Colt Telecom Group plc (Euro)                                                     7.63       12/15/09          16,592
   220,000  Flextronics International Limited (Euro)                                          9.75       07/01/10         223,796
   170,000  Huntsman International (Euro)                                                    10.13       07/01/09         141,033

TOTAL FOREIGN BONDS (COST $492,448)                                                                                       452,530
                                                                                                                    -------------

                                       12

PRINCIPAL   SECURITY NAME                                                               INTEREST RATE  MATURITY DATE    VALUE
U.S. TREASURY BONDS - 9.12%
$2,090,000  U.S. TREASURY BONDS                                                               3.00%      02/29/04   $   2,102,164
 1,670,000  U.S. TREASURY BONDS                                                               3.50       11/15/06       1,640,254
 2,080,000  U.S. TREASURY BONDS                                                               4.88       02/15/12       2,087,800
   600,000  U.S. TREASURY BONDS                                                               5.38       02/15/31         587,531

TOTAL U.S. TREASURY BONDS (COST $6,315,907)                                                                             6,417,749
                                                                                                                    -------------

SHORT-TERM INVESTMENTS - 1.96%

REPURCHASE AGREEMENTS - 1.96%
 1,100,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
            U.S. GOVERNMENT SECURITIES                                                        1.89       07/01/02       1,100,000
   282,000  MORGAN STANLEY & COMPANY INCORPORATED - 102%
            COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                                      1.88       07/01/02         282,000

TOTAL SHORT-TERM INVESTMENTS (COST $1,382,000)                                                                          1,382,000
                                                                                                                    -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $67,599,010)*                             98.40%                                                              $  69,208,647
OTHER ASSETS AND LIABILITIES, NET                1.60                                                                   1,127,872
                                               ------                                                               -------------
TOTAL NET ASSETS                               100.00%                                                              $  70,336,519
                                               ======                                                               =============

**   THIS SECURITY IS CURRENTLY IN DEFAULT IN REGARD TO ITS INTEREST PAYMENT.
*** SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISER BASED ON PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.
(a) FOREIGN BOND PRINCIPAL IS DENOMINATED IN U.S. DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                  $ 2,958,478
   GROSS UNREALIZED DEPRECIATION                                   (1,348,841)
                                                                  -----------
   NET UNREALIZED APPRECIATION                                    $ 1,609,637

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST    STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)

                                                                                                             CORPORATE
                                                                                                             BOND FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                                                   $      67,826,647
   REPURCHASE AGREEMENTS                                                                                     1,382,000
                                                                                                     -----------------
TOTAL IN SECURITIES, AT MARKET VALUE                                                                        69,208,647
                                                                                                     -----------------
   CASH                                                                                                         55,414
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                                               1,390,351
   RECEIVABLE FOR INVESTMENTS SOLD                                                                             194,275
   RECEIVABLE FOR FUND SHARES ISSUED                                                                             4,428
                                                                                                     -----------------
TOTAL ASSETS                                                                                                70,853,115
                                                                                                     -----------------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                                                            66,571
   DIVIDEND PAYABLE                                                                                            338,126
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                                                 51,429
   PAYABLE TO OTHER RELATED PARTIES                                                                             21,512
   ACCRUED EXPENSES AND OTHER LIABILITIES                                                                        1,582
   PAYABLE FOR FOREIGN CURRENCY                                                                                 37,376
                                                                                                     -----------------
TOTAL LIABILITIES                                                                                              516,596
                                                                                                     -----------------
TOTAL NET ASSETS                                                                                     $      70,336,519
                                                                                                     =================

NET ASSETS CONSIST OF:

   PAID-IN CAPITAL                                                                                   $      69,367,271
   UNDISTRIBUTED NET INVESTMENT INCOME                                                                          23,296
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                                                           (628,724)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                                                                1,609,637
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FOREIGN CURRENCY CONTRACTS AND TRANSACTIONS                   (34,961)
                                                                                                     -----------------
TOTAL NET ASSETS                                                                                     $      70,336,519
                                                                                                     =================

COMPUTATION OF NET ASSET VALUE  AND OFFERING PRICE

NET ASSETS                                                                                           $      70,336,519
SHARES OUTSTANDING                                                                                           6,938,136
NET ASSET VALUE AND OFFERING PRICE                                                                   $           10.14
                                                                                                     -----------------
INVESTMENTS AT COST (NOTE 2)                                                                         $      67,599,010
                                                                                                     =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
 -- FOR THE SIX MONTHS ENDED JUNE 30, 2002(UNAUDITED)             VARIABLE TRUST


                                                                                                             CORPORATE
                                                                                                             BOND FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                                                         $               0
   INTEREST                                                                                                  2,484,979
                                                                                                     -----------------
TOTAL INVESTMENT INCOME                                                                                      2,484,979
                                                                                                     -----------------
EXPENSES
   ADVISORY FEES                                                                                               160,106
   ADMINISTRATION FEES                                                                                          53,369
   PORTFOLIO ACCOUNTING FEES                                                                                    31,320
   CUSTODY                                                                                                       7,116
   TRANSFER AGENT                                                                                                  294
   DISTRIBUTION FEES                                                                                            88,948
   LEGAL AND AUDIT FEES                                                                                         14,037
   DIRECTORS' FEES                                                                                               3,152
   SHAREHOLDER REPORTS                                                                                           1,147
   OTHER                                                                                                         2,630
                                                                                                     -----------------
TOTAL EXPENSES                                                                                                 362,119

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                                                         (43,729)
   NET EXPENSES                                                                                                318,390
                                                                                                     -----------------
NET INVESTMENT INCOME                                                                                        2,166,589
                                                                                                     -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
    SECURITIES                                                                                                (570,387)
    FOREIGN CURRENCY                                                                                           (10,346)
                                                                                                     -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                                                      (580,733)
                                                                                                     -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                                               (2,054)
   FOREIGN CURRENCY CONTRACTS                                                                                  (41,792)
   FOREIGN CURRENCY TRANSLATION                                                                                  2,191
                                                                                                     -----------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                                            (41,655)
                                                                                                     -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                        (622,388)
                                                                                                     -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $       1,544,201
                                                                                                     =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   CORPORATE BOND FUND
                                                                                           -----------------------------------
                                                                                                (UNAUDITED)
                                                                                                    FOR THE            FOR THE
                                                                                           SIX MONTHS ENDED         YEAR ENDED
                                                                                              JUNE 30, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                                    $     72,920,237  $      71,957,240
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                                   2,166,589          4,555,471
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                            (580,733)         1,542,233
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND TRANSLATION OF
    FOREIGN CURRENCY                                                                                (41,655)          (827,038)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF FINANCIAL FUTURES AND
    FORWARD TRANSACTIONS                                                                                  0             20,062
                                                                                           ----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   1,544,201          5,290,728
                                                                                           ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                         (2,166,555)        (4,555,471)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                                        (117,763)                 0
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                                      3,542,887         12,106,575
   REINVESTMENT OF DIVIDENDS                                                                      1,955,068          4,555,471
   COST OF SHARES REDEEMED                                                                       (7,341,556)       (16,434,306)
                                                                                           ----------------  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                             (1,843,601)           227,740
                                                                                           ----------------  -----------------
NET INCREASE IN NET ASSETS                                                                       (2,583,718)           962,997
                                                                                           ================  =================
NET ASSETS:

ENDING NET ASSETS                                                                          $     70,336,519  $      72,920,237
                                                                                           ----------------  -----------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                                      346,414          1,175,837
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                       191,512            442,463
   SHARES REDEEMED                                                                                 (719,242)        (1,597,933)
                                                                                           ----------------  -----------------
NET INCREASE IN SHARES OUTSTANDING                                                                 (181,316)            20,367
                                                                                           ----------------  -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                                      $         23,296  $          23,262
                                                                                           ================  =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                    BEGINNING                  NET REALIZED
                                                    NET ASSET                           AND    DIVIDENDS
                                                        VALUE          NET       UNREALIZED     FROM NET
                                                          PER   INVESTMENT   GAIN (LOSS) ON   INVESTMENT
                                                        SHARE       INCOME      INVESTMENTS       INCOME
--------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)          $ 10.24         0.31            (0.08)       (0.31)
JANUARY 1, 2001 TO DECEMBER 31, 2001                  $ 10.14         0.64             0.10        (0.64)
JANUARY 1, 2000 TO DECEMBER 31, 2000                  $  9.82         0.64             0.32        (0.64)
SEPTEMBER 20, 1999 TO DECEMBER 31, 1999               $ 10.00         0.16            (0.18)       (0.16)


(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   DISTRIBUTIONS      ENDING     RATION TO AVERAGE NET ASSETS (ANNUALIZED)
                                                        FROM NET   NET ASSET   ---------------------------------------------
                                                        REALIZED   VALUE PER   NET INVESTMENT           NET            GROSS
                                                           GAINS       SHARE           INCOME      EXPENSES      EXPENSES(1)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)               (0.02)   $  10.14             6.09%         0.89%            1.02%
JANUARY 1, 2001 TO DECEMBER 31, 2001                        0.00    $  10.24             6.20%         0.90%            1.14%
JANUARY 1, 2000 TO DECEMBER 31, 2000                        0.00    $  10.14             6.53%         0.90%            1.25%
SEPTEMBER 20, 1999 TO DECEMBER 31, 1999                     0.00    $   9.82             5.87%         0.90%            1.25%

                                                          PORTFOLIO     NET ASSETS AT
                                                  TOTAL    TURNOVER     END OF PERIOD
                                              RETURN(2)        RATE   (000'S OMITTED)
-------------------------------------------------------------------------------------
CORPORATE BOND FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)       2.24%         23%        $  70,337
JANUARY 1, 2001 TO DECEMBER 31, 2001               7.41%         69%        $  72,920
JANUARY 1, 2000 TO DECEMBER 31, 2000              10.22%        100%        $  71,957
SEPTEMBER 20, 1999 TO DECEMBER 31, 1999           (0.16)%        59%        $  68,423

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION
     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Corporate Bond Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS
     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

   The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS
     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses. Based on exchange rates at June 30, 2002, the Fund had entered into a foreign currency forward contract under which it is obligated to exchange currencies at a specified future date. The following contracts were held by the Fund during the six months ended June 30, 2002:

                                                                                          NET UNREALIZED
                                                                                           APPRECIATION/
      DATE                CURRENCY                          VALUE          US $ VALUE     (DEPRECIATION)
      08/14/02           EURODOLLAR                        476,000           431,874         (37,376)

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES
     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

3. ADVISORY FEES
     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.45% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million.

4. DISTRIBUTION FEES
     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES
     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES
     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES
     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES
     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS
     For the period ended June 30, 2002, the Fund had $15,617,625 in purchases of investments at cost and $17,384,174 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES
     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**
                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee               Retired. Director, Federal        None.
   70                       since 1992            Farm Credit Banks Funding
                                                  Corporation and Farm Crsedit
                                                  System Financial Assistance
                                                  Corporation until
                                                  February 1999.

   W. Rodney Hughes         Trustee               Private Investor.                 Barclays Global Investors
   75                       since 1987                                              Funds/Master Investment
                                                                                    Portfolio, 23 portfolios.

   J. Tucker Morse          Trustee               Private Investor/Real Estate      None.
   57                       since 1987            Developer; Chairman of
                                                  White Point Capital, LLC.

                                       22

NON-INTERESTED TRUSTEES
                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee               Wake Forest University,           None.
   59                       since 1987            Calloway School of Business
                                                  and Accountancy, Benson-
                                                  Pruitt Professorship since 1999,
                                                  Associate Professor of
                                                  Finance 1994-1999.

   Peter G. Gordon          Trustee               Chairman, CEO, and                None.
   59                       since 1998            Co-Founder of Crystal
                            (Lead Trustee         Geyser Water Company
                            since 2001)           and President of Crystal
                                                  Geyser Roxane Water
                                                  Company.

   Richard M. Leach         Trustee               President of Richard M. Leach     None.
   68                       since 1987            Associates (a financial
                                                  consulting firm).

   Timothy J. Penny         Trustee               Senior Counselor to the           None.
   50                       since 1996            public relations firm of
                                                  Himle-Horner and Senior
                                                  Fellow at the Humphrey
                                                  Institute, Minneapolis,
                                                  Minnesota (a public policy
                                                  organization).

   Donald C. Willeke        Trustee               Principal in the law firm of      None.
   62                       since 1996            Willeke & Daniels.

OFFICERS
                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Michael J. Hogan         President             Executive Vice President of       None.
   43                       since 2000            Wells Fargo Bank, N.A.
                                                  President of Wells Fargo Funds
                                                  Management, LLC since
                                                  March 2001. Senior Vice
                                                  President of Wells Fargo Bank,
                                                  N.A. from April 1997 to
                                                  July 1999. Vice President of
                                                  American Express Financial
                                                  Advisors until April 1997.

   Karla M. Rabush          Treasurer,            Senior Vice President of Wells    None.
   43                       since 2000            Fargo Bank, N.A. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management,
                                                  LLC since March 2001. Vice
                                                  President of Wells Fargo Bank,
                                                  N.A. from December 1997 to
                                                  May 2000. Prior thereto,
                                                  Director of Managed Assets
                                                  Investment Accounting of
                                                  American Express Financial
                                                  Advisors until November 1997.

   C. David Messman         Secretary             Vice President and Senior         None.
   42                       since 2000            Counsel of Wells Fargo Bank,
                                                  N.A. Vice President and
                                                  Secretary of Wells Fargo Funds
                                                  Management, LLC since
                                                  March 2001.

----------
  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR         -- AMERICAN DEPOSITORY RECEIPTS
AMBAC       -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT         -- ALTERNATIVE MINIMUM TAX
ARM         -- ADJUSTABLE RATE MORTGAGES
BART        -- BAY AREA RAPID TRANSIT
CDA         -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC        -- CONTINGENT DEFERRED SALES CHARGE
CGIC        -- CAPITAL GUARANTY INSURANCE COMPANY
CGY         -- CAPITAL GUARANTY CORPORATION
CMT         -- CONSTANT MATURITY TREASURY
COFI        -- COST OF FUNDS INDEX
Connie Lee  -- CONNIE LEE INSURANCE COMPANY
COP         -- CERTIFICATE OF PARTICIPATION
CP          -- COMMERCIAL PAPER
CTF         -- COMMON TRUST FUND
DW&P        -- DEPARTMENT OF WATER & POWER
DWR         -- DEPARTMENT OF WATER RESOURCES
EDFA        -- EDUCATION FINANCE AUTHORITY
FGIC        -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA         -- FEDERAL HOUSING AUTHORITY
FHLB        -- FEDERAL HOME LOAN BANK
FHLMC       -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA        -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN         -- FLOATING RATE NOTES
FSA         -- FINANCIAL SECURITY ASSURANCE, INC
GNMA        -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO          -- GENERAL OBLIGATION
HFA         -- HOUSING FINANCE AUTHORITY
HFFA        -- HEALTH FACILITIES FINANCING AUTHORITY
IDA         -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR       -- LONDON INTERBANK OFFERED RATE
LLC         -- LIMITED LIABILITY CORPORATION
LOC         -- LETTER OF CREDIT
LP          -- LIMITED PARTNERSHIP
MBIA        -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR        -- MULTI--FAMILY HOUSING REVENUE
MUD         -- MUNICIPAL UTILITY DISTRICT
MTN         -- MEDIUM TERM NOTE
PCFA        -- POLLUTION CONTROL FINANCE AUTHORITY
PCR         -- POLLUTION CONTROL REVENUE
PFA         -- PUBLIC FINANCE AUTHORITY
PLC         -- PRIVATE PLACEMENT
PSFG        -- PUBLIC SCHOOL FUND GUARANTY
RAW         -- REVENUE ANTICIPATION WARRANTS
RDA         -- REDEVELOPMENT AUTHORITY
RDFA        -- REDEVELOPMENT FINANCE AUTHORITY
R&D         -- RESEARCH & DEVELOPMENT
SFMR        -- SINGLE FAMILY MORTGAGE REVENUE
TBA         -- TO BE ANNOUNCED
TRAN        -- TAX REVENUE ANTICIPATION NOTES
USD         -- UNIFIED SCHOOL DISTRICT
V/R         -- VARIABLE RATE
WEBS        -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE

MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 019 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST EQUITY INCOME FUND


JUNE 30, 2002

[GRAPHIC]

                                                                  VARIABLE TRUST

     TABLE OF CONTENTS

     LETTER TO CONTRACTHOLDERS                                    1

     PERFORMANCE HIGHLIGHTS

        VARIABLE TRUST EQUITY INCOME FUND                         4

     PORTFOLIO OF INVESTMENTS

        VARIABLE TRUST EQUITY INCOME FUND                         6

     FINANCIAL STATEMENTS

        STATEMENT OF ASSETS AND LIABILITIES                       9

        STATEMENT OF OPERATIONS                                  10

        STATEMENT OF CHANGES IN NET ASSETS                       11

        FINANCIAL HIGHLIGHTS                                     12

     NOTES TO FINANCIAL HIGHLIGHTS                               12

     NOTES TO FINANCIAL STATEMENTS                               14

     LIST OF ABBREVIATIONS                                       18

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

EQUITY INCOME FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   David L. Roberts, CFA
   Gary J. Dunn, CFA

INCEPTION DATE
   05/06/96

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.09)%(1) for the six-month period ended June 30, 2002, outperforming the S&P 500 Index(2), which returned (13.15)%, but underperforming the Russell 1000 Value Index(3), which returned (4.78)%. The Fund distributed $0.09 per share in dividend income and no capital gains during the period.

     Areas that helped the Fund's performance over the reporting period included consumer, utilities and basic materials. Fortune Brands, a consumer holding company with subsidiaries that include home and office products, golf products and spirits and wine, was a strong performer among the Fund's consumer stocks. The Fund's electric utility holdings, including
   New Jersey-based Public Service Enterprise Group, significantly outperformed their peers. With respect to basic materials, shares of Rohm and Haas Company benefited from an anticipated improvement in economic conditions.

     Sectors that hurt the Fund's performance included information technology, telecommunications and health care. For example, IBM has been under pressure partly due to concerns over possible accounting issues. Another Fund holding, AT&T, and the rest of the telecommunications sector, continued to operate in an extremely difficult competitive environment. The health care sector, particularly pharmaceutical stocks, faced a potentially hostile political environment as the 2002 election season heated up.

STRATEGIC OUTLOOK

     We believe that the Fund's value characteristics may benefit Fund performance in the coming months. As of June 30, 2002, the Fund's dividend yield was about 50% above the overall stock market, while its valuation, as measured by such gauges of value as price-to-earnings ratio, was below the market as a whole.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

    Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                             6-MONTH*    1-YEAR      5-YEAR    LIFE OF FUND
WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND                  (6.09)     (8.09)      4.96         8.17

BENCHMARKS

  S&P 500 INDEX(2)                                            (13.15)    (17.98)      3.67         8.57

  RUSSELL 1000 VALUE INDEX(3)                                  (4.78)     (8.95)      6.53        10.50

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

BETA**                                               0.72

PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)        22.30x

PRICE TO BOOK RATIO                                  3.10x

MEDIAN MARKET CAP ($B)                           $   38.0

PORTFOLIO TURNOVER                                  11.78%

NUMBER OF HOLDINGS                                     43

NAV                                              $  14.49

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(4) (AS OF JUNE 30, 2002)

FORTUNE BRANDS INCORPORATED                          5.31%

TXU CORPORATION                                      4.15%

JP MORGAN CHASE & COMPANY                            3.97%

ST PAUL COMPANIES INCORPORATED                       3.93%

PROCTER & GAMBLE COMPANY                             3.53%

SARA LEE CORPORATION                                 3.43%

EXXON MOBIL CORPORATION                              3.38%

PEPSICO INCORPORATED                                 3.27%

3M COMPANY                                           3.25%

IBM CORPORATION                                      3.23%

[CHART]

SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2002)

FINANCIAL                                         18%
CONSUMER DISCRETIONARY                            17%
CONSUMER STAPLES                                  13%
ENERGY                                            10%
INDUSTRIALS                                       10%
HEALTH CARE                                        8%
UTILITIES                                          7%
INFORMATION TECHNOLOGY                             6%
MATERIALS                                          5%
TELECOMMUNICATIONS SERVICES                        3%
CASH                                               3%

[CHART]

GROWTH OF $10,000 INVESTMENT(6)

               WELLS FARGO
              VARIABLE TRUST           S&P 500         RUSSELL 1000
            EQUITY INCOME FUND          INDEX           VALUE INDEX
            ------------------        ---------        ------------
 5/96            $  10,000            $  10,000          $  10,000
 5/96            $  10,000            $  10,257          $  10,125
 6/96            $  10,110            $  10,296          $  10,133
 7/96            $   9,710            $   9,841          $   9,750
 8/96            $   9,830            $  10,049          $  10,029
 9/96            $  10,250            $  10,613          $  10,427
10/96            $  10,490            $  10,906          $  10,831
11/96            $  11,170            $  11,730          $  11,616
12/96            $  10,995            $  11,497          $  11,467
 1/97            $  11,540            $  12,216          $  12,023
 2/97            $  11,691            $  12,311          $  12,200
 3/97            $  11,348            $  11,805          $  11,761
 4/97            $  11,681            $  12,509          $  12,255
 5/97            $  12,215            $  13,273          $  12,940
 6/97            $  12,719            $  13,864          $  13,495
 7/97            $  13,535            $  14,966          $  14,511
 8/97            $  12,910            $  14,128          $  13,995
 9/97            $  13,525            $  14,901          $  14,840
10/97            $  13,132            $  14,403          $  14,426
11/97            $  13,716            $  15,070          $  15,063
12/97            $  13,953            $  15,329          $  15,503
 1/98            $  13,994            $  15,498          $  15,285
 2/98            $  14,902            $  16,615          $  16,313
 3/98            $  15,647            $  17,466          $  17,312
 4/98            $  15,800            $  17,644          $  17,428
 5/98            $  15,585            $  17,340          $  17,170
 6/98            $  15,830            $  18,044          $  17,389
 7/98            $  15,381            $  17,853          $  17,082
 8/98            $  13,545            $  15,273          $  14,540
 9/98            $  14,290            $  16,252          $  15,375
10/98            $  15,290            $  17,572          $  16,566
11/98            $  15,993            $  18,637          $  17,338
12/98            $  16,523            $  19,710          $  17,929
 1/99            $  16,472            $  20,540          $  18,073
 2/99            $  16,482            $  19,899          $  17,818
 3/99            $  17,091            $  20,695          $  18,187
 4/99            $  17,959            $  21,496          $  19,885
 5/99            $  17,917            $  20,989          $  19,667
 6/99            $  18,630            $  22,131          $  20,237
 7/99            $  18,145            $  21,440          $  19,644
 8/99            $  17,856            $  21,334          $  18,915
 9/99            $  17,195            $  20,749          $  18,255
10/99            $  17,659            $  22,062          $  19,307
11/99            $  17,814            $  22,510          $  19,156
12/99            $  17,829            $  23,836          $  19,248
 1/00            $  16,911            $  22,640          $  18,620
 2/00            $  15,607            $  22,212          $  17,237
 3/00            $  17,163            $  24,384          $  19,340
 4/00            $  17,132            $  23,650          $  19,115
 5/00            $  17,435            $  23,165          $  19,316
 6/00            $  17,021            $  23,737          $  18,433
 7/00            $  16,706            $  23,367          $  18,664
 8/00            $  17,637            $  24,818          $  19,702
 9/00            $  17,459            $  23,508          $  19,883
10/00            $  17,951            $  23,409          $  20,372
11/00            $  17,341            $  21,564          $  19,616
12/00            $  18,245            $  21,670          $  20,599
 1/01            $  18,202            $  22,439          $  20,677
 2/01            $  17,676            $  20,393          $  20,102
 3/01            $  16,696            $  19,100          $  19,393
 4/01            $  17,825            $  20,584          $  20,343
 5/01            $  18,158            $  20,722          $  20,801
 6/01            $  17,631            $  20,262          $  20,339
 7/01            $  17,459            $  20,063          $  20,296
 8/01            $  17,087            $  18,807          $  19,482
 9/01            $  16,000            $  17,814          $  19,662
10/01            $  16,188            $  18,155          $  19,493
11/01            $  17,065            $  19,547          $  20,625
12/01            $  17,257            $  19,719          $  21,112
 1/02            $  17,002            $  19,431          $  20,949
 2/02            $  17,124            $  19,056          $  20,983
 3/02            $  17,712            $  19,773          $  21,975
 4/02            $  17,132            $  18,574          $  21,221
 5/02            $  17,121            $  18,437          $  21,328
 6/02            $  16,206            $  17,124          $  20,103

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST             PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

VARIABLE TRUST EQUITY INCOME FUND

SHARES      SECURITY NAME                                                                                  VALUE
COMMON STOCK - 96.50%

CHEMICALS & ALLIED PRODUCTS - 14.12%
    55,790  E I DU PONT DE NEMOURS & COMPANY                                                           $   2,477,076
    36,260  MERCK & COMPANY INCORPORATED                                                                   1,836,205
    53,640  PFIZER INCORPORATED                                                                            1,877,400
    39,450  PROCTER & GAMBLE COMPANY                                                                       3,522,885
    63,894  ROHM & HAAS COMPANY                                                                            2,587,068
    35,400  WYETH                                                                                          1,812,480

                                                                                                          14,113,114
                                                                                                       -------------

COMMUNICATIONS - 2.73%
    82,897  AT&T CORPORATION                                                                                 886,998
    45,749  VERIZON COMMUNICATIONS INCORPORATED                                                            1,836,822

                                                                                                           2,723,820
                                                                                                       -------------
DOMESTIC DEPOSITORY INSTITUTIONS - 6.95%
   116,720  J P MORGAN CHASE & COMPANY                                                                     3,959,142
   128,050  U.S. BANCORP                                                                                   2,989,968

                                                                                                           6,949,110
                                                                                                       -------------

EATING & DRINKING PLACES - 3.08%
   108,050  MCDONALD'S CORPORATION                                                                         3,074,023
                                                                                                       -------------

ELECTRIC, GAS & SANITARY SERVICES - 7.06%
    67,330  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                   2,915,389
    80,603  TXU CORPORATION                                                                                4,142,994

                                                                                                           7,058,383
                                                                                                       -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.31%
         7  AGERE SYSTEMS INCORPORATED CLASS A+                                                                   10
       174  AGERE SYSTEMS INCORPORATED CLASS B+                                                                  261
    46,370  EMERSON ELECTRIC COMPANY                                                                       2,481,258
    70,480  GENERAL ELECTRIC COMPANY                                                                       2,047,444
       660  LUCENT TECHNOLOGIES INCORPORATED                                                                   1,096
    53,500  MOTOROLA INCORPORATED                                                                            771,470

                                                                                                           5,301,539
                                                                                                       -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 5.30%
    94,670  FORTUNE BRANDS INCORPORATED                                                                    5,295,840
                                                                                                       -------------

FOOD & KINDRED PRODUCTS - 6.72%
       789  JM SMUCKER COMPANY                                                                                26,929
    67,740  PEPSICO INCORPORATED                                                                           3,265,068
   165,650  SARA LEE CORPORATION                                                                           3,419,016

                                                                                                           6,711,013
                                                                                                       -------------

                                        6

SHARES      SECURITY NAME                                                                                  VALUE
GENERAL MERCHANDISE STORES - 6.60%
    72,957  MAY DEPARTMENT STORES COMPANY                                                              $   2,402,474
    34,280  SEARS ROEBUCK & COMPANY                                                                        1,861,404
    62,740  TARGET CORPORATION                                                                             2,330,164

                                                                                                           6,594,042
                                                                                                       -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.49%
    26,332  3M COMPANY                                                                                     3,238,835
   132,100  HEWLETT-PACKARD COMPANY                                                                        2,018,488
    44,800  IBM CORPORATION                                                                                3,225,600

                                                                                                           8,482,923
                                                                                                       -------------

INSURANCE CARRIERS - 9.74%
   148,957  AEGON NV ADR                                                                                   3,031,275
    40,738  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                      2,779,554
   100,840  ST PAUL COMPANIES INCORPORATED                                                                 3,924,693

                                                                                                           9,735,522
                                                                                                       -------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.79%
    26,935  EASTMAN KODAK COMPANY                                                                            785,694
                                                                                                       -------------

MOTION PICTURES - 1.22%
    64,500  WALT DISNEY COMPANY                                                                            1,219,050
                                                                                                       -------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.99%
    54,870  AMERICAN EXPRESS COMPANY                                                                       1,992,878
                                                                                                       -------------

OIL & GAS EXTRACTION - 1.32%
    28,310  SCHLUMBERGER LIMITED                                                                           1,316,415
                                                                                                       -------------

PETROLEUM REFINING & RELATED INDUSTRIES - 8.50%
    42,259  BP PLC ADR                                                                                     2,133,656
    20,225  CHEVRONTEXACO CORPORATION                                                                      1,789,913
    82,314  EXXON MOBIL CORPORATION                                                                        3,368,289
    21,760  ROYAL DUTCH PETROLEUM COMPANY NY SHARES ADR                                                    1,202,675

                                                                                                           8,494,533
                                                                                                       -------------

TOBACCO PRODUCTS - 2.77%
    63,420  PHILIP MORRIS COMPANIES INCORPORATED                                                           2,770,186
                                                                                                       -------------

TRANSPORTATION EQUIPMENT - 1.79%
    50,783  HONEYWELL INTERNATIONAL INCORPORATED                                                           1,789,085
                                                                                                       -------------

WHOLESALE TRADE-DURABLE GOODS - 2.02%
    38,620  JOHNSON & JOHNSON                                                                              2,018,281
                                                                                                       -------------

TOTAL COMMON STOCK (COST $97,550,736)                                                                     96,425,451
                                                                                                       -------------

                                        7

PRINCIPAL   SECURITY NAME                                           INTEREST RATE   MATURITY DATE          VALUE
SHORT-TERM INVESTMENTS - 3.32%

REPURCHASE AGREEMENTS - 3.32%
$3,322,667  BANC OF AMERICA SECURITIES -
              102% COLLATERALIZED BY
              U.S. GOVERNMENT SECURITIES                                 1.98%         07/01/02        $   3,322,667

TOTAL SHORT-TERM INVESTMENTS (COST $3,322,667)                                                             3,322,667
                                                                                                       -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $100,873,403)*                               99.82%                                              $  99,748,118
OTHER ASSETS AND LIABILITIES, NET                   0.18                                                     184,734
                                                  ------                                               -------------
TOTAL NET ASSETS                                  100.00%                                              $  99,932,852
                                                  ======                                               =============

+ NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

  GROSS UNREALIZED APPRECIATION                 $  11,334,938
  GROSS UNREALIZED DEPRECIATION                   (12,460,223)
                                                -------------
  NET UNREALIZED DEPRECIATION                   $  (1,125,285)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)    VARIABLE TRUST

                                                                                                       EQUITY INCOME
                                                                                                                FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                                                     $   96,425,451
  REPURCHASE AGREEMENTS                                                                                    3,322,667
                                                                                                      --------------
TOTAL IN SECURITIES, AT MARKET VALUE                                                                      99,748,118
                                                                                                      --------------
  CASH                                                                                                        50,000
  RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                                                243,385
  RECEIVABLE FOR FUND SHARES ISSUED                                                                           17,703
                                                                                                      --------------
TOTAL ASSETS                                                                                             100,059,206
                                                                                                      --------------

LIABILITIES
  PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                                                76,997
  PAYABLE TO OTHER RELATED PARTIES                                                                            35,238
  ACCRUED EXPENSES AND OTHER LIABILITIES                                                                      14,119
                                                                                                      --------------
TOTAL LIABILITIES                                                                                            126,354
                                                                                                      --------------
TOTAL NET ASSETS                                                                                      $   99,932,852
                                                                                                      ==============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------
  PAID-IN CAPITAL                                                                                     $   98,957,191
  UNDISTRIBUTED NET INVESTMENT INCOME                                                                         91,648
  UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                                                         2,009,298
  NET UNREALIZED APPRECIATION OF INVESTMENTS                                                              (1,125,285)
                                                                                                      --------------
TOTAL NET ASSETS                                                                                      $   99,932,852
                                                                                                      ==============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $   99,932,852
SHARES OUTSTANDING                                                                                         6,898,189
NET ASSET VALUE AND OFFERING PRICE                                                                    $        14.49
                                                                                                      --------------
INVESTMENTS AT COST (NOTE 2)                                                                          $  100,873,403
                                                                                                      ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST               STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED
                             JUNE 30, 2002 (UNAUDITED)

                                                                                                       EQUITY INCOME
                                                                                                                FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  DIVIDENDS                                                                                           $    1,099,149
  INTEREST                                                                                                    29,471
                                                                                                      --------------
TOTAL INVESTMENT INCOME                                                                                    1,128,620
                                                                                                      --------------

EXPENSES
  ADVISORY FEES                                                                                              288,861
  ADMINISTRATION FEES                                                                                         78,780
  PORTFOLIO ACCOUNTING FEES                                                                                   32,388
  CUSTODY                                                                                                     10,504
  TRANSFER AGENT                                                                                                 303
  DISTRIBUTION FEES                                                                                          131,301
  LEGAL AND AUDIT FEES                                                                                        13,803
  DIRECTORS' FEES                                                                                              3,152
  SHAREHOLDER REPORTS                                                                                          4,707
  OTHER                                                                                                        7,927
                                                                                                      --------------
TOTAL EXPENSES                                                                                               571,727
LESS:
  WAIVED FEES AND REIMBURSED EXPENSES                                                                        (49,179)
  NET EXPENSES                                                                                               522,548
                                                                                                      --------------
NET INVESTMENT INCOME                                                                                        606,072
                                                                                                      --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
  SECURITIES                                                                                               2,719,073
                                                                                                      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                                                   2,719,073
                                                                                                      --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                                          (9,799,079)
                                                                                                      --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                                       (9,799,079)
                                                                                                      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                    (7,080,006)
                                                                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $   (6,473,934)
                                                                                                      ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                                VARIABLE TRUST

                                                                                                      EQUITY INCOME FUND
                                                                                            -----------------------------------
                                                                                                (UNAUDITED)
                                                                                                FOR THE SIX             FOR THE
                                                                                               MONTHS ENDED          YEAR ENDED
                                                                                              JUNE 30, 2002   DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS                                                                      $   106,199,246    $    113,350,497
OPERATIONS:
  NET INVESTMENT INCOME (LOSS)                                                                      606,072           1,118,686
  NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                            2,719,073            (663,986)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND TRANSLATION OF
   FOREIGN CURRENCY                                                                              (9,799,079)         (7,004,408)
                                                                                            ---------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  (6,473,934)         (6,549,708)
                                                                                            ---------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                                            (607,761)         (1,025,349)
  NET REALIZED GAIN ON SALE OF INVESTMENTS                                                                0          (2,777,069)
CAPITAL SHARE TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD                                                                      11,238,875          23,295,231
  REINVESTMENT OF DIVIDENDS                                                                         607,761           3,802,418
  COST OF SHARES REDEEMED                                                                       (11,031,335)        (23,896,774)
                                                                                            ---------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                                815,301           3,200,875
                                                                                            ---------------    ----------------
NET INCREASE IN NET ASSETS                                                                       (6,266,394)         (7,151,251)
                                                                                            ===============    ================

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                           $    99,932,852    $    106,199,246
                                                                                            ---------------    ----------------
SHARE ISSUED AND REDEEMED:
  SHARES SOLD                                                                                       735,221           1,451,306
  SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                         39,906             243,099
  SHARES REDEEMED                                                                                  (719,021)         (1,515,066)
                                                                                            ---------------    ----------------
NET INCREASE IN SHARES OUTSTANDING                                                                   56,106             179,339
                                                                                            ---------------    ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                                       $        91,648    $         93,337
                                                                                            ===============    ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                                   NET REALIZED
                                                          BEGINNING                         AND   DIVIDENDS  DISTRIBUTIONS
                                                          NET ASSET         NET      UNREALIZED    FROM NET       FROM NET
                                                          VALUE PER  INVESTMENT  GAIN (LOSS) ON  INVESTMENT       REALIZED
                                                              SHARE      INCOME     INVESTMENTS      INCOME          GAINS
---------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)               $  15.52        0.09           (1.03)      (0.09)          0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001                       $  17.01        0.16           (1.09)      (0.15)         (0.41)
JANUARY 1, 2000 TO DECEMBER 31, 2000                       $  17.09        0.17            0.21       (0.17)         (0.29)
JANUARY 1, 1999 TO DECEMBER 31, 1999                       $  16.00        0.17            1.09       (0.17)          0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                       $  13.68        0.18            2.34       (0.18)         (0.02)
JANUARY 1, 1997 TO DECEMBER 31, 1997                       $  10.91        0.14            2.79       (0.14)         (0.02)

                                       12

                                                             ENDING             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                          NET ASSET        ------------------------------------------------
                                                          VALUE PER         NET INVESTMENT             NET            GROSS
                                                              SHARE                 INCOME        EXPENSES      EXPENSES(1)
---------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)               $  14.49                   1.15%           1.00%           1.09%
JANUARY 1, 2001 TO DECEMBER 31, 2001                       $  15.52                   1.05%           1.00%           1.23%
JANUARY 1, 2000 TO DECEMBER 31, 2000                       $  17.01                   1.02%           1.00%           1.17%
JANUARY 1, 1999 TO DECEMBER 31, 1999                       $  17.09                   1.16%           0.86%           1.12%
JANUARY 1, 1998 TO DECEMBER 31, 1998                       $  16.00                   1.47%           0.80%           1.10%
JANUARY 1, 1997 TO DECEMBER 31, 1997                       $  13.68                   1.85%           0.80%           1.34%

                                                                                  PORTFOLIO       NET ASSETS AT
                                                                   TOTAL           TURNOVER       END OF PERIOD
                                                               RETURN(2)               RATE     (000'S OMITTED)
---------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)                       (6.09)%               12%          $  99,933
JANUARY 1, 2001 TO DECEMBER 31, 2001                               (5.41)%                5%          $ 106,199
JANUARY 1, 2000 TO DECEMBER 31, 2000                                2.33%                 4%          $ 113,350
JANUARY 1, 1999 TO DECEMBER 31, 1999                                7.90%                 5%          $ 127,793
JANUARY 1, 1998 TO DECEMBER 31, 1998                               18.42%                 1%          $  86,069
JANUARY 1, 1997 TO DECEMBER 31, 1997                               26.90%                 3%          $  39,888

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Equity Income Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

   The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund had net estimated capital loss carryforwards at December 31, 2001 of $663,985, which will expire in 2009. These losses are available to offset future net realized capital gains.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.55% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     For the period ended June 30, 2002, the Fund had $13,263,507 in purchases of investments at cost and $11,989,560 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                  OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee               Retired. Director, Federal       None.
   70                       since 1992            Farm Credit Banks Funding
                                                  Corporation and Farm Credit
                                                  System Financial Assistance
                                                  Corporation until
                                                  February 1999

   W. Rodney Hughes         Trustee               Private Investor.                Barclays Global Investors
   75                       since 1987                                             Funds/Master Investment
                                                                                   Portfolio, 23 portfolios.

   J. Tucker Morse          Trustee               Private Investor/Real Estate     None.
   57                       since 1987            Developer; Chairman of
                                                  White Point Capital, LLC.

NON-INTERESTED TRUSTEES

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                  OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee               Wake Forest University,          None.
   59                       since 1987            Calloway School of Business
                                                  and Accountancy, Benson-
                                                  Pruitt Professorship since
                                                  1999, Associate Professor
                                                  of Finance 1994-1999.

   Peter G. Gordon          Trustee               Chairman, CEO, and               None.
   59                       since 1998            Co-Founder of Crystal
                            (Lead Trustee         Geyser Water Company
                            since 2001)           and President of Crystal
                                                  Geyser Roxane Water
                                                  Company.

   Richard M. Leach         Trustee               President of Richard M. Leach    None.
   68                       since 1987            Associates (a financial
                                                  consulting firm).

   Timothy J. Penny         Trustee               Senior Counselor to the          None.
   50                       since 1996            public relations firm of
                                                  Himle-Horner and Senior
                                                  Fellow at the Humphrey
                                                  Institute, Minneapolis,
                                                  Minnesota (a public policy
                                                  organization).

   Donald C. Willeke        Trustee               Principal in the law firm of     None.
   62                       since 1996            Willeke & Daniels.

OFFICERS


                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                  OTHER DIRECTORSHIPS
   Michael J. Hogan         President             Executive Vice President of      None.
   43                       since 2000            Wells Fargo Bank, N.A.
                                                  President of Wells Fargo
                                                  Funds Management, LLC
                                                  since March 2001. Senior
                                                  Vice President of Wells
                                                  Fargo Bank, N.A. from
                                                  April 1997 to July 1999.
                                                  Vice President of American
                                                  Express Financial Advisors
                                                  until April 1997.

   Karla M. Rabush          Treasurer,            Senior Vice President of         None.
   43                       since 2000            Wells Fargo Bank, N.A.
                                                  Senior Vice President and
                                                  Chief Administrative Officer
                                                  of Wells Fargo Funds
                                                  Management, LLC since
                                                  March 2001. Vice President
                                                  of Wells Fargo Bank, N.A.
                                                  from December 1997 to
                                                  May 2000. Prior thereto,
                                                  Director of Managed Assets
                                                  Investment Accounting of
                                                  American Express Financial
                                                  Advisors until November 1997.

   C. David Messman         Secretary             Vice President and Senior        None.
   42                       since 2000            Counsel of Wells Fargo
                                                  Bank, N.A. Vice President
                                                  and Secretary of Wells Fargo
                                                  Funds Management, LLC
                                                  since March 2001.

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR        -- AMERICAN DEPOSITORY RECEIPTS
AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT        -- ALTERNATIVE MINIMUM TAX
ARM        -- ADJUSTABLE RATE MORTGAGES
BART       -- BAY AREA RAPID TRANSIT
CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC       -- CONTINGENT DEFERRED SALES CHARGE
CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
CGY        -- CAPITAL GUARANTY CORPORATION
CMT        -- CONSTANT MATURITY TREASURY
COFI       -- COST OF FUNDS INDEX
Connie Lee -- CONNIE LEE INSURANCE COMPANY
COP        -- CERTIFICATE OF PARTICIPATION
CP         -- COMMERCIAL PAPER
CTF        -- COMMON TRUST FUND
DW&P       -- DEPARTMENT OF WATER & POWER
DWR        -- DEPARTMENT OF WATER RESOURCES
EDFA       -- EDUCATION FINANCE AUTHORITY
FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA        -- FEDERAL HOUSING AUTHORITY
FHLB       -- FEDERAL HOME LOAN BANK
FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN        -- FLOATING RATE NOTES
FSA        -- FINANCIAL SECURITY ASSURANCE, INC
GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO         -- GENERAL OBLIGATION
HFA        -- HOUSING FINANCE AUTHORITY
HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR      -- LONDON INTERBANK OFFERED RATE
LLC        -- LIMITED LIABILITY CORPORATION
LOC        -- LETTER OF CREDIT
LP         -- LIMITED PARTNERSHIP
MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR       -- MULTI-FAMILY HOUSING REVENUE
MUD        -- MUNICIPAL UTILITY DISTRICT
MTN        -- MEDIUM TERM NOTE
PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
PCR        -- POLLUTION CONTROL REVENUE
PFA        -- PUBLIC FINANCE AUTHORITY
PLC        -- PRIVATE PLACEMENT
PSFG       -- PUBLIC SCHOOL FUND GUARANTY
RAW        -- REVENUE ANTICIPATION WARRANTS
RDA        -- REDEVELOPMENT AUTHORITY
RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
R&D        -- RESEARCH & DEVELOPMENT
SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
TBA        -- TO BE ANNOUNCED
TRAN       -- TAX REVENUE ANTICIPATION NOTES
USD        -- UNIFIED SCHOOL DISTRICT
V/R        -- VARIABLE RATE
WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE


MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 020 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST EQUITY VALUE FUND

JUNE 30, 2002

[GRAPHIC OF STAGECOACH]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                    1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST EQUITY VALUE FUND                          4

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST EQUITY VALUE FUND                          6

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                       9

   STATEMENT OF OPERATIONS                                  10

   STATEMENT OF CHANGES IN NET ASSETS                       11

   FINANCIAL HIGHLIGHTS                                     12

NOTES TO FINANCIAL HIGHLIGHTS                               12

NOTES TO FINANCIAL STATEMENTS                               14

LIST OF ABBREVIATIONS                                       19


                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

DEAR VALUED CONTRACTHOLDERS,

   This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

   The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

   The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

   Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

   Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

   What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

   To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

   Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

   We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

 Sincerely,

 /s/ Michael J. Hogan

 Michael J. Hogan
 President
 WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

EQUITY VALUE FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   David L. Roberts, CFA
   Gary J. Dunn, CFA

INCEPTION DATE
   05/01/98

PERFORMANCE HIGHLIGHTS

   The Fund returned (12.24)%(1) for the six-month period ended June 30, 2002, outperforming the S&P 500 Index(2), which returned (13.15)%, but underperforming the Russell 1000 Value Index(3), which returned (4.78)%. The Fund distributed $0.03 per share in dividend income and no capital gains during the period.

   The stock market suffered losses during the period, as investors became concerned about the integrity of corporate accounting. In addition, worldwide economic and political tension created a negative backdrop. There were a few bright spots in the economy such as the basic materials sector. For example, shares of Rohm and Haas, one of the Fund's holdings which makes and sells coatings, adhesives, chemicals, electronic materials and consumer salt brands (Morton Salt), appreciated after announcing that second quarter earnings would be better than previously expected. In addition, consumer-related stocks continued to perform well. Fortune Brands, a Fund holding with subsidiaries that include home and office products, golf products and spirits and wine, was a strong performer among consumer stocks.

   Several investment areas negatively impacted Fund performance, including technology and pharmaceuticals. For example, the Fund's investment in IBM was negatively impacted as the company indicated that earnings would not meet expectations. Hewlett-Packard, another Fund holding, reduced second-half 2002 sales forecasts. A number of pharmaceutical stocks also came under pressure as patents expired without an abundance of new drugs in the pipeline.

STRATEGIC OUTLOOK

   An economic and profit recovery could provide some support for stocks during the second half of 2002. In addition, stock prices have fallen significantly, making them more attractive to investors, who may have limited alternatives given that interest rates were at historically low levels by the end of this period.

----------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

   Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                   6-MONTH*  1-YEAR     LIFE OF FUND
WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND        (12.24)  (16.97)        (4.77)

BENCHMARK

  S&P 500 INDEX(2)                                  (13.15)  (17.98)        (1.45)

  RUSSELL 1000 VALUE INDEX(3)                        (4.78)   (8.95)         1.46

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

BETA**                                                0.73

PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)          22.7x

PRICE TO BOOK RATIO                                    3.0x

MEDIAN MARKET CAP ($B)                            $   40.8

PORTFOLIO TURNOVER                                   73.63%

NUMBER OF HOLDINGS                                      53

NAV                                               $   7.89

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA
   IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(4) (AS OF JUNE 30, 2002)

FORTUNE BRANDS INCORPORATED                           4.36%

EXXON MOBIL CORPORATION                               3.70%

TXU CORPORATION                                       3.68%

JP MORGAN CHASE & COMPANY                             3.50%

ST PAUL COMPANIES INCORPORATED                        3.28%

BANK OF AMERICA CORPORATION                           3.20%

IBM CORPORATION                                       2.95%

SARA LEE CORPORATION                                  2.89%

PROCTER & GAMBLE COMPANY                              2.78%

MCDONALD'S CORPORATION                                2.75%

[CHART]

SECTOR DISTRIBUTION(5) (AS OF JUNE 30, 2002)

Financial                       20%
Consumer Discretionary          14%
Consumer Staples                13%
Energy                           9%
Utilities                        9%
Health Care                      8%
Industrials                      8%
Information Technology           7%
Telecommunications Services      5%
Materials                        4%
Cash                             3%

[CHART]

GROWTH OF $10,000 INVESTMENT(6)

                WELLS FARGO
             VARIABLE TRUST      S&P 500   RUSSELL 1000
          EQUITY VALUE FUND        INDEX    VALUE INDEX
 4/98     $          10,000   $   10,000   $     10,000
 5/98     $           9,680   $    9,828   $      9,852
 6/98     $           9,739   $   10,227   $      9,978
 7/98     $           9,268   $   10,119   $      9,801
 8/98     $           8,156   $    8,656   $      8,343
 9/98     $           8,626   $    9,211   $      8,822
10/98     $           9,199   $    9,959   $      9,506
11/98     $           9,460   $   10,563   $      9,949
12/98     $           9,624   $   11,171   $     10,288
 1/99     $           9,403   $   11,642   $     10,370
 2/99     $           9,161   $   11,278   $     10,224
 3/99     $           9,380   $   11,729   $     10,436
 4/99     $          10,188   $   12,183   $     11,410
 5/99     $          10,087   $   11,896   $     11,285
 6/99     $          10,399   $   12,543   $     11,612
 7/99     $          10,024   $   12,151   $     11,272
 8/99     $           9,477   $   12,091   $     10,854
 9/99     $           8,981   $   11,760   $     10,475
10/99     $           9,285   $   12,504   $     11,078
11/99     $           9,255   $   12,758   $     10,992
12/99     $           9,386   $   13,510   $     11,044
 1/00     $           9,142   $   12,831   $     10,684
 2/00     $           8,715   $   12,589   $      9,891
 3/00     $           9,498   $   13,820   $     11,097
 4/00     $           9,284   $   13,404   $     10,968
 5/00     $           9,416   $   13,129   $     11,084
 6/00     $           9,157   $   13,454   $     10,577
 7/00     $           9,311   $   13,244   $     10,709
 8/00     $           9,974   $   14,066   $     11,305
 9/00     $           9,813   $   13,323   $     11,409
10/00     $          10,048   $   13,267   $     11,689
11/00     $           9,527   $   12,222   $     11,256
12/00     $           9,929   $   12,282   $     11,820
 1/01     $          10,103   $   12,718   $     11,865
 2/01     $           9,806   $   11,558   $     11,535
 3/01     $           9,420   $   10,825   $     11,128
 4/01     $           9,953   $   11,666   $     11,673
 5/01     $          10,107   $   11,745   $     11,935
 6/01     $           9,824   $   11,484   $     11,671
 7/01     $           9,783   $   11,371   $     11,646
 8/01     $           9,249   $   10,659   $     11,179
 9/01     $           8,553   $   10,097   $     11,282
10/01     $           8,738   $   10,289   $     11,185
11/01     $           9,222   $   11,079   $     11,835
12/01     $           9,295   $   11,176   $     12,114
 1/02     $           8,821   $   11,013   $     12,021
 2/02     $           8,769   $   10,800   $     12,040
 3/02     $           9,341   $   11,207   $     12,609
 4/02     $           8,794   $   10,527   $     12,177
 5/02     $           8,711   $   10,450   $     12,238
 6/02     $           8,157   $    9,706   $     11,535

----------

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio holdings are subject to change.

(6) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund for the life of the Fund with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                          PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

VARIABLE TRUST EQUITY VALUE FUND

SHARES       SECURITY NAME                                                                     VALUE
COMMON STOCK - 97.00%

BUSINESS SERVICES - 1.40%
    12,100   ELECTRONIC DATA SYSTEMS CORPORATION                                            $    449,515
                                                                                            ------------

CHEMICALS & ALLIED PRODUCTS - 12.55%
    14,500   E I DU PONT DE NEMOURS & COMPANY                                                    643,800
     9,300   MERCK & COMPANY INCORPORATED                                                        470,952
    12,000   PFIZER INCORPORATED                                                                 420,000
    13,800   PHARMACIA CORPORATION                                                               516,810
    10,000   PROCTER & GAMBLE COMPANY                                                            893,000
    15,200   ROHM & HAAS COMPANY                                                                 615,448
     9,200   WYETH                                                                               471,040

                                                                                               4,031,050
                                                                                            ------------

COMMUNICATIONS - 4.89%
    14,000   AT&T CORPORATION                                                                    149,800
    31,550   AT&T WIRELESS SERVICES INCORPORATED                                                 184,568
    15,150   BELLSOUTH CORPORATION                                                               477,225
    18,910   VERIZON COMMUNICATIONS INCORPORATED                                                 759,236

                                                                                               1,570,829
                                                                                            ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 11.47%
    14,600   BANK OF AMERICA CORPORATION                                                       1,027,256
    17,241   CITIGROUP INCORPORATED                                                              668,089
    33,100   J P MORGAN CHASE & COMPANY                                                        1,122,752
    37,000   U.S. BANCORP                                                                        863,950

                                                                                               3,682,047
                                                                                            ------------

EATING & DRINKING PLACES - 2.75%
    31,000   MCDONALD'S CORPORATION                                                              881,950
                                                                                            ------------

ELECTRIC, GAS & SANITARY SERVICES - 8.94%
    19,150   DUKE ENERGY CORPORATION                                                             595,565
    15,273   EL PASO CORPORATION                                                                 314,777
    18,000   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                        779,400
    23,000   TXU CORPORATION                                                                   1,182,200

                                                                                               2,871,942
                                                                                            ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.80%
       140   AGERE SYSTEMS INCORPORATED CLASS A+                                                     196
     3,439   AGERE SYSTEMS INCORPORATED CLASS B+                                                   5,159
    11,500   EMERSON ELECTRIC COMPANY                                                            615,365
    26,500   GENERAL ELECTRIC COMPANY                                                            769,825
    13,000   LUCENT TECHNOLOGIES INCORPORATED+                                                    21,580
     9,000   MOTOROLA INCORPORATED                                                               129,780

                                                                                               1,541,905
                                                                                            ------------

SHARES       SECURITY NAME                                                                      VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 4.36%
    25,000   FORTUNE BRANDS INCORPORATED                                                    $  1,398,500
                                                                                            ------------

FOOD & KINDRED PRODUCTS - 7.55%
     6,950   ANHEUSER-BUSCH COMPANIES INCORPORATED                                               347,500
     6,100   GENERAL MILLS INCORPORATED                                                          268,887
       200   JM SMUCKER COMPANY                                                                    6,826
    18,100   PEPSICO INCORPORATED                                                                872,420
    45,000   SARA LEE CORPORATION                                                                928,800

                                                                                               2,424,433
                                                                                            ------------

GENERAL MERCHANDISE STORES - 5.18%
    16,000   MAY DEPARTMENT STORES COMPANY                                                       526,880
     9,500   SEARS ROEBUCK & COMPANY                                                             515,850
    16,728   TARGET CORPORATION                                                                  621,278

                                                                                               1,664,008
                                                                                            ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.29%
     6,500   3M COMPANY                                                                          799,500
    39,000   HEWLETT-PACKARD COMPANY                                                             595,920
    13,150   IBM CORPORATION                                                                     946,800

                                                                                               2,342,220
                                                                                            ------------

INSURANCE CARRIERS - 8.02%
    38,000   AEGON NV ADR                                                                        773,300
    11,018   AMERICAN INTERNATIONAL GROUP INCORPORATED                                           751,758
    27,000   ST PAUL COMPANIES INCORPORATED                                                    1,050,840

                                                                                               2,575,898
                                                                                            ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
 GOODS - 0.68%
     7,500   EASTMAN KODAK COMPANY                                                               218,775
                                                                                            ------------

MOTION PICTURES - 0.94%
    16,000   WALT DISNEY COMPANY                                                                 302,400
                                                                                            ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.47%
    13,000   AMERICAN EXPRESS COMPANY                                                            472,160
                                                                                            ------------

OIL & GAS EXTRACTION - 0.72%
     5,000   SCHLUMBERGER LIMITED                                                                232,500
                                                                                            ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 8.26%
     9,500   BP PLC ADR                                                                          479,655
     8,000   CHEVRONTEXACO CORPORATION                                                           708,000
    29,004   EXXON MOBIL CORPORATION                                                           1,186,844
     5,000   ROYAL DUTCH PETROLEUM COMPANY NY SHARES ADR                                         276,350

                                                                                               2,650,849
                                                                                            ------------

TOBACCO PRODUCTS - 2.47%
    18,150   PHILIP MORRIS COMPANIES INCORPORATED                                                792,792
                                                                                            ------------

SHARES       SECURITY NAME                                                                     VALUE
TRANSPORTATION EQUIPMENT - 1.43%
    13,000   HONEYWELL INTERNATIONAL INCORPORATED                                           $    457,990
                                                                                            ------------

WHOLESALE TRADE-DURABLE GOODS - 1.83%
    11,200   JOHNSON & JOHNSON                                                                   585,312
                                                                                            ------------

TOTAL COMMON STOCK (COST $34,334,278)                                                         31,147,075
                                                                                            ------------

                                                                  INTEREST RATE MATURITY DATE
SHORT-TERM INVESTMENTS - 2.76%

MONEY MARKET FUNDS - 0.64%
  204,000    WELLS FARGO MONEY MARKET TRUST~                            1.80%                    204,000

PRINCIPAL
REPURCHASE AGREEMENTS - 2.12%
$  282,000   GOLDMAN SACHS & COMPANY - 102%
             COLLATERALIZED BY
             U.S. GOVERNMENT SECURITIES                                 1.89       07/01/02      282,000

   400,000   MORGAN STANLEY & COMPANY
             INCORPORATED - 102% COLLATERALIZED
             BY U.S. GOVERNMENT SECURITIES                              1.88       07/01/02      400,000

                                                                                                 682,000
                                                                                             -----------

TOTAL SHORT-TERM INVESTMENTS (COST $886,000)                                                     886,000
                                                                                             -----------

TOTAL INVESTMENTS IN SECURITIES
(COST $35,220,278)*                              99.76%                                      $32,033,075
OTHER ASSETS AND LIABILITIES, NET                 0.24                                            76,460
                                                ------                                       -----------
TOTAL NET ASSETS                                100.00%                                      $32,109,535
                                                ======                                       ===========

+  NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO VARIABLE TRUST FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE TO THE WELLS FARGO MONEY MARKET FUND FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                 $    674,465
   GROSS UNREALIZED DEPRECIATION                                   (3,861,668)
                                                                 ------------
   NET UNREALIZED DEPRECIATION                                   $ (3,187,203)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)    VARIABLE TRUST

                                                                    EQUITY VALUE
                                                                            FUND
                                                                    ------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                  $ 31,351,075
   REPURCHASE AGREEMENTS                                                 682,000
                                                                    ------------
TOTAL IN SECURITIES, AT MARKET VALUE                                  32,033,075
                                                                    ------------
   CASH                                                                   53,907
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES            61,220
   RECEIVABLE FOR FUND SHARES ISSUED                                       4,739
                                                                    ------------
TOTAL ASSETS                                                          32,152,941
                                                                    ------------
LIABILITIES
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                           23,913
   PAYABLE TO OTHER RELATED PARTIES                                       17,216
   ACCRUED EXPENSES AND OTHER LIABILITIES                                  2,277
                                                                    ------------
TOTAL LIABILITIES                                                         43,406
                                                                    ------------
TOTAL NET ASSETS                                                    $ 32,109,535
                                                                    ------------

NET ASSETS CONSIST OF:

   PAID-IN CAPITAL                                                  $ 39,827,560
   UNDISTRIBUTED NET INVESTMENT INCOME                                    25,843
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                   (4,556,665)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                         (3,187,203)
                                                                    ------------
TOTAL NET ASSETS                                                    $ 32,109,535
                                                                    ------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                          $ 32,109,535
SHARES OUTSTANDING                                                     4,067,632
NET ASSET VALUE AND OFFERING PRICE                                  $       7.89
                                                                    ------------
INVESTMENTS AT COST (NOTE 2)                                        $ 35,220,278
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                    EQUITY VALUE
                                                                            FUND
                                                                    ------------
INVESTMENT INCOME
   DIVIDENDS                                                        $    285,661
   INTEREST                                                               19,170
                                                                    ------------
TOTAL INVESTMENT INCOME                                                  304,831
                                                                    ------------
EXPENSES
   ADVISORY FEES                                                          98,856
   ADMINISTRATION FEES                                                    26,961
   PORTFOLIO ACCOUNTING FEES                                              31,134
   CUSTODY                                                                 3,595
   TRANSFER AGENT                                                            301
   DISTRIBUTION FEES                                                      44,934
   LEGAL AND AUDIT FEES                                                   15,585
   DIRECTORS' FEES                                                         3,152
   SHAREHOLDER REPORTS                                                     1,485
   OTHER                                                                     649
                                                                    ------------
TOTAL EXPENSES                                                           226,652
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                   (47,776)
   NET EXPENSES                                                          178,876
                                                                    ------------
NET INVESTMENT INCOME                                                    125,955
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                         (1,573,034)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS              (1,573,034)
                                                                    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                     (3,262,949)
                                                                    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS   (3,262,949)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (4,835,983)
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ (4,710,028)
                                                                    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    EQUITY VALUE FUND
                                                                         -------------------------------------
                                                                               (UNAUDITED)
                                                                                   FOR THE             FOR THE
                                                                          SIX MONTHS ENDED          YEAR ENDED
                                                                             JUNE 30, 2002   DECEMBER 31, 2001
                                                                         -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                  $      38,720,648   $      47,012,701
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                    125,955             223,800
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY         (1,573,034)            278,219
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                         (3,262,949)         (4,266,366)
                                                                         -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (4,710,028)         (3,764,347)
                                                                         -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                          (116,172)           (242,706)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                     5,483,089          35,041,543
   REINVESTMENT OF DIVIDENDS                                                       116,172             242,706
   COST OF SHARES REDEEMED                                                      (7,384,174)        (39,569,249)
                                                                         -----------------   -----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (1,784,913)         (4,285,000)
                                                                         -----------------   -----------------
NET INCREASE IN NET ASSETS                                                      (6,611,113)         (8,292,053)
                                                                         =================   =================

NET ASSETS:

ENDING NET ASSETS                                                        $      32,109,535   $      38,720,648
                                                                         -----------------   -----------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                     627,517           3,692,065
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                       13,617              27,454
   SHARES REDEEMED                                                                (865,785)         (4,275,125)
                                                                         -----------------   -----------------
NET INCREASE IN SHARES OUTSTANDING                                                (224,651)           (555,606)
                                                                         -----------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                    $          25,843   $          16,060
                                                                         =================   =================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                                NET REALIZED
                                                       BEGINNING                         AND    DIVIDENDS
                                                      NET  ASSET          NET     UNREALIZED     FROM NET
                                                       VALUE PER   INVESTMENT  GAIN (LOSS)ON   INVESTMENT
                                                           SHARE       INCOME    INVESTMENTS       INCOME
                                                     -----------  -----------  -------------  -----------
EQUITY VALUE FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)         $      9.02         0.03          (1.13)       (0.03)
JANUARY 1, 2001 TO DECEMBER 31, 2001                 $      9.70         0.06          (0.68)       (0.06)
JANUARY 1, 2000 TO DECEMBER 31, 2000                 $      9.23         0.07           0.46        (0.06)
JANUARY 1, 1999 TO DECEMBER 31, 1999                 $      9.55         0.08          (0.32)       (0.08)
MAY 1, 1998(3) TO DECEMBER 31, 1998                  $     10.00         0.07          (0.45)       (0.07)

----------

(1) During each period, various fees and expenses were waived and reimbursed.
    The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3) Commencement of operations.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       12

                                                          ENDING  RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                       NET ASSET  ----------------------------------------
                                                       VALUE PER  NET INVESTMENT        NET          GROSS       TOTAL
                                                           SHARE          INCOME   EXPENSES    EXPENSES(1)   RETURN(2)
                                                     -----------  --------------   --------    -----------   ---------
EQUITY VALUE FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)         $      7.89            0.70%      1.00%          1.26%     (12.24)%
JANUARY 1, 2001 TO DECEMBER 31, 2001                 $      9.02            0.55%      1.00%          1.16%      (6.39)%
JANUARY 1, 2000 TO DECEMBER 31, 2000                 $      9.70            0.78%      1.00%          1.56%       5.78%
JANUARY 1, 1999 TO DECEMBER 31, 1999                 $      9.23            0.96%      1.06%          1.53%      (2.48)%
MAY 1, 1998(3) TO DECEMBER 31, 1998                  $      9.55            1.54%      1.09%          2.52%      (3.76)%

                                                       PORTFOLIO    NET ASSETS AT
                                                        TURNOVER    END OF PERIOD
                                                            RATE  (000'S OMITTED)
                                                     -----------  ---------------
EQUITY VALUE FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)                  74% $        32,110
JANUARY 1, 2001 TO DECEMBER 31, 2001                         107% $        38,721
JANUARY 1, 2000 TO DECEMBER 31, 2000                         124% $        47,013
JANUARY 1, 1999 TO DECEMBER 31, 1999                         139% $        26,567
MAY 1, 1998(3) TO DECEMBER 31, 1998                           27% $        11,072

                                                  NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Equity Value Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

     The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund had net estimated capital loss carryforwards at December 31, 2001 of $464,041 and $1,488,881, which will expire in 2007 and 2008, respectively. These losses are available to offset future net realized capital gains.

     For tax purposes, the Fund had deferred post-October capital loss of $581,347 in 2001. The loss will be realized for tax purposes in 2002.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.55% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     For the period ended June 30, 2002, the Fund had $26,174,250 in purchases of investments at cost and $25,033,865 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**


                       POSITION HELD AND           PRINCIPAL OCCUPATIONS
   NAME AND AGE        LENGTH OF SERVICE ***       DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
   Robert C. Brown     Trustee                     Retired. Director, Federal          None.
   70                  since 1992                  Farm Credit Banks Funding
                                                   Corporation and Farm
                                                   Credit System Financial
                                                   Assistance Corporation
                                                   until February 1999.

   W. Rodney Hughes    Trustee                     Private Investor.                   Barclays Global
   75                  since 1987                                                      Investors Funds/Master
                                                                                       Investment Portfolio,
                                                                                       23 portfolios

   J. Tucker Morse     Trustee                     Private Investor/Real Estate        None.
   57                  since 1987                  Developer; Chairman of White
                                                   Point Capital, LLC.

NON-INTERESTED TRUSTEES

                       POSITION HELD AND           PRINCIPAL OCCUPATIONS
   NAME AND AGE        LENGTH OF SERVICE ***       DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
   Thomas S. Goho      Trustee                     Wake Forest University,             None.
   59                  since 1987                  Calloway School of Business
                                                   and Accountancy, Benson-Pruitt
                                                   Professorship since 1999,
                                                   Associate Professor of Finance
                                                   1994-1999.

   Peter G. Gordon     Trustee                     Chairman, CEO, and                  None.
   59                  since 1998                  Co-Founder of Crystal Geyser
                       (Lead Trustee               Water Company and President
                       since 2001)                 of Crystal Geyser Roxane
                                                   Water Company.

   Richard M. Leach    Trustee                     President of Richard M. Leach       None.
   68                  since 1987                  Associates (a financial
                                                   consulting firm).

   Timothy J. Penny    Trustee                     Senior Counselor to the public      None.
   50                  since 1996                  relations firm of Himle-Horner
                                                   and Senior Fellow at the
                                                   Humphrey Institute,
                                                   Minneapolis, Minnesota
                                                   (a public policy organization).

   Donald C. Willeke   Trustee                     Principal in the law firm of        None.
   62                  since 1996                  Willeke & Daniels.

OFFICERS

                       POSITION HELD AND           PRINCIPAL OCCUPATIONS
   NAME AND AGE        LENGTH OF SERVICE ***       DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
   Michael J. Hogan    President                   Executive Vice President of         None.
   43                  since 2000                  Wells Fargo Bank, N.A.
                                                   President of Wells Fargo
                                                   Funds Management, LLC
                                                   since March 2001. Senior
                                                   Vice President of Wells Fargo
                                                   Bank, N.A. from April 1997 to
                                                   July 1999. Vice President of
                                                   American Express Financial
                                                   Advisors until April 1997.

   Karla M. Rabush     Treasurer                   Senior Vice President of Wells      None.
   43                  since 2000                  Fargo Bank, N.A. Senior
                                                   Vice President and
                                                   Chief Admisnitrative officer of
                                                   Wells Fargo Funds Management,
                                                   LLC since March 2001.
                                                   Vice President of Wells Fargo
                                                   Bank, N.A. from December 1997
                                                   to May 2000. Prior thereto,
                                                   Director of Managed Assets
                                                   Investment Accounting of
                                                   American Express Financial
                                                   Advisors until November 1997.

   C. David Messman    Secretary                   Vice President and Senior           None.
   42                  since 2000                  Counsel of Wells Fargo Bank,
                                                   N.A. Vice President and
                                                   Secretary of Wells Fargo
                                                   Funds Management,
                                                   LLC since March 2001.

----------

    * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

   ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

  *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR        -- AMERICAN DEPOSITORY RECEIPTS
AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT        -- ALTERNATIVE MINIMUM TAX
ARM        -- ADJUSTABLE RATE MORTGAGES
BART       -- BAY AREA RAPID TRANSIT
CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC       -- CONTINGENT DEFERRED SALES CHARGE
CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
CGY        -- CAPITAL GUARANTY CORPORATION
CMT        -- CONSTANT MATURITY TREASURY
COFI       -- COST OF FUNDS INDEX
Connie Lee -- CONNIE LEE INSURANCE COMPANY
COP        -- CERTIFICATE OF PARTICIPATION
CP         -- COMMERCIAL PAPER
CTF        -- COMMON TRUST FUND
DW&P       -- DEPARTMENT OF WATER & POWER
DWR        -- DEPARTMENT OF WATER RESOURCES
EDFA       -- EDUCATION FINANCE AUTHORITY
FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA        -- FEDERAL HOUSING AUTHORITY
FHLB       -- FEDERAL HOME LOAN BANK
FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN        -- FLOATING RATE NOTES
FSA        -- FINANCIAL SECURITY ASSURANCE, INC
GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO         -- GENERAL OBLIGATION
HFA        -- HOUSING FINANCE AUTHORITY
HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR      -- LONDON INTERBANK OFFERED RATE
LLC        -- LIMITED LIABILITY CORPORATION
LOC        -- LETTER OF CREDIT
LP         -- LIMITED PARTNERSHIP
MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR       -- MULTI--FAMILY HOUSING REVENUE
MUD        -- MUNICIPAL UTILITY DISTRICT
MTN        -- MEDIUM TERM NOTE
PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
PCR        -- POLLUTION CONTROL REVENUE
PFA        -- PUBLIC FINANCE AUTHORITY
PLC        -- PRIVATE PLACEMENT
PSFG       -- PUBLIC SCHOOL FUND GUARANTY
RAW        -- REVENUE ANTICIPATION WARRANTS
RDA        -- REDEVELOPMENT AUTHORITY
RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
R&D        -- RESEARCH & DEVELOPMENT
SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
TBA        -- TO BE ANNOUNCED
TRAN       -- TAX REVENUE ANTICIPATION NOTES
USD        -- UNIFIED SCHOOL DISTRICT
V/R        -- VARIABLE RATE
WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE


MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 021 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST GROWTH FUND

JUNE 30, 2002

[STAGECOACH PICTURE]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                               1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST GROWTH FUND                           4

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST GROWTH FUND                           6

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                  9

   STATEMENT OF OPERATIONS                             10

   STATEMENT OF CHANGES IN NET ASSETS                  11

   FINANCIAL HIGHLIGHTS                                12

NOTES TO FINANCIAL HIGHLIGHTS                          12

NOTES TO FINANCIAL STATEMENTS                          14

LIST OF ABBREVIATIONS                                  18

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Deborah Meacock, CFA

INCEPTION DATE
   04/12/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (12.26)%(1) for the six-month period ended June 30, 2002, outperforming its benchmark, the S&P 500 Index(2), which returned (13.15)%. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     Stocks declined sharply during the period, in part due to a crisis of confidence in the nation's corporate financial reporting system. Although the economic recovery was not robust, it remained intact. Interest rates declined, and the Federal Reserve Board stayed on the sidelines for the entire period.

     The growth segment of the stock market remained very weak, causing negative returns for the Fund. Overall, growth style investing has lagged value style investing for more than two years. The Fund's holdings in retail, energy and consumer staples added to performance while the Fund's significant underweight position in information technology and telecommunications also positively affected performance, as these sectors delivered poor performance. However, pharmaceutical stocks were weak performers, as the pipelines for new drugs were not as robust as expected during the period and a record number of patent expirations clouded earnings prospects.

     Despite this difficult market, there were some strong performers among Fund holdings during the period. Intuit, a developer of personal financial software products such as Quicken and TurboTax, performed well. Another strong performer was Bed Bath & Beyond, a retailer of home furnishings, which continued to increase total sales as Americans increasingly spent money to improve the comfort and attractiveness of their homes.

STRATEGIC OUTLOOK

     Stock prices appeared much more attractive by the end of the period than they did six months previously. The price/earnings multiple for the median stock fell markedly since the end of 2001, and valuations are more attractive relative to bonds. Given that investor confidence was severely compromised in 2002 from accounting scandals, we will seek to invest in companies with simple, understandable growth strategies going forward. We are optimistic that the stock market performance may improve as the economic recovery regains some momentum later this year.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                           6-MONTH*  1-YEAR     5-YEAR       LIFE OF FUND
WELLS FARGO VARIABLE TRUST GROWTH FUND                    (12.26)   (19.53)     (0.09)          7.72

BENCHMARK

  S&P 500 INDEX(2)                                        (13.15)   (17.98)      3.67          12.13

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

BETA**                                          1.00

PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)    29.5X

PRICE TO BOOK RATIO                              4.5X

MEDIAN MARKET CAP ($B)                       $  18.1

PORTFOLIO TURNOVER                             77.71%

NUMBER OF HOLDINGS                                44

NAV                                          $ 12.34

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

STARBUCKS CORPORATION                          3.51%

MICROSOFT CORPORATION                          3.48%

KOHLS CORPORATION                              3.46%

WALGREEN COMPANY                               3.37%

FISERV INCORPORATED                            3.33%

MEDTRONIC INCORPORATED                         3.24%

AFLAC INCORPORATED                             3.16%

ECOLAB INCORPORATED                            3.03%

INTUIT INCORPORATED                            3.01%

L-3 COMMUNICATIONS HOLDINGS                    2.84%

[CHART]

SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2002)

Health Care                        21%
Consumer Discretionary             17%
Financial                          17%
Industrials                        11%
Energy                             10%
Consumer Staples                    9%
Information Technology              9%
Materials                           3%
Cash                                3%

[CHART]

GROWTH OF $10,000 INVESTMENT(5)

                 WELLS FARGO
              VARIABLE TRUST             S&P 500
                 GROWTH FUND               INDEX
 4/94                $10,000             $10,000
 5/94                $10,110             $10,164
 6/94                $ 9,888             $ 9,915
 7/94                $10,189             $10,241
 8/94                $10,511             $10,660
 9/94                $10,422             $10,400
10/94                $10,502             $10,633
11/94                $10,260             $10,246
12/94                $10,447             $10,398
 1/95                $10,508             $10,668
 2/95                $10,994             $11,083
 3/95                $11,237             $11,409
 4/95                $11,390             $11,745
 5/95                $11,930             $12,214
 6/95                $12,209             $12,497
 7/95                $12,589             $12,911
 8/95                $12,794             $12,944
 9/95                $13,223             $13,490
10/95                $12,801             $13,442
11/95                $13,325             $14,031
12/95                $13,497             $14,301
 1/96                $13,748             $14,788
 2/96                $14,260             $14,925
 3/96                $14,297             $15,068
 4/96                $14,769             $15,290
 5/96                $15,136             $15,683
 6/96                $14,876             $15,742
 7/96                $14,108             $15,047
 8/96                $14,518             $15,364
 9/96                $15,247             $16,227
10/96                $15,659             $16,675
11/96                $16,662             $17,934
12/96                $16,525             $17,579
 1/97                $17,473             $18,678
 2/97                $16,966             $18,824
 3/97                $16,376             $18,050
 4/97                $17,036             $19,126
 5/97                $18,117             $20,294
 6/97                $18,506             $21,197
 7/97                $20,013             $22,883
 8/97                $18,853             $21,601
 9/97                $19,906             $22,783
10/97                $18,986             $22,022
11/97                $19,280             $23,041
12/97                $19,389             $23,438
 1/98                $19,747             $23,696
 2/98                $20,810             $25,404
 3/98                $21,809             $26,705
 4/98                $21,959             $26,977
 5/98                $21,624             $26,513
 6/98                $22,674             $27,590
 7/98                $22,558             $27,297
 8/98                $19,418             $23,353
 9/98                $20,316             $24,850
10/98                $21,964             $26,867
11/98                $23,437             $28,496
12/98                $24,975             $30,137
 1/99                $25,935             $31,406
 2/99                $25,063             $30,426
 3/99                $26,256             $31,643
 4/99                $27,054             $32,867
 5/99                $26,218             $32,092
 6/99                $27,684             $33,838
 7/99                $26,886             $32,781
 8/99                $26,924             $32,619
 9/99                $26,202             $31,725
10/99                $27,737             $33,733
11/99                $28,348             $34,418
12/99                $30,074             $36,445
 1/00                $28,738             $34,615
 2/00                $28,352             $33,961
 3/00                $30,885             $37,283
 4/00                $29,762             $36,160
 5/00                $28,963             $35,419
 6/00                $30,024             $36,294
 7/00                $29,699             $35,728
 8/00                $31,561             $37,946
 9/00                $29,747             $35,943
10/00                $28,902             $35,792
11/00                $25,821             $32,971
12/00                $25,985             $33,133
 1/01                $26,326             $34,309
 2/01                $23,817             $31,180
 3/01                $21,881             $29,203
 4/01                $23,653             $31,473
 5/01                $23,735             $31,683
 6/01                $22,890             $30,980
 7/01                $22,277             $30,676
 8/01                $20,472             $28,756
 9/01                $18,996             $27,238
10/01                $19,622             $27,758
11/01                $20,919             $29,887
12/01                $20,994             $30,150
 1/02                $20,338             $29,710
 2/02                $19,682             $29,136
 3/02                $20,383             $30,232
 4/02                $19,637             $28,400
 5/02                $19,503             $28,190
 6/02                $18,420             $26,183

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(4) Portfolio holdings are subject to change.

(5) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST             PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

VARIABLE TRUST GROWTH FUND

SHARES          SECURITY NAME                                                                                         VALUE
COMMON STOCK - 96.17%

APPAREL & ACCESSORY STORES - 3.44%
     29,200     KOHL'S CORPORATION+                                                                              $    2,046,336
                                                                                                                 --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 2.59%
     33,950     LOWE'S COMPANIES INCORPORATED                                                                         1,541,330
                                                                                                                 --------------

BUSINESS SERVICES - 15.84%
     31,230     AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                    1,482,800
     17,570     AUTOMATIC DATA PROCESSING INCORPORATED                                                                  765,174
     45,230     CONCORD EFS INCORPORATED+                                                                             1,363,232
     53,700     FISERV INCORPORATED+                                                                                  1,971,327
     35,820     INTUIT INCORPORATED+                                                                                  1,780,970
     38,053     MICROSOFT CORPORATION+                                                                                2,059,427

                                                                                                                      9,422,930
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 8.44%
     17,650     AMGEN INCORPORATED+                                                                                     739,182
     38,750     ECOLAB INCORPORATED                                                                                   1,791,413
     41,037     PFIZER INCORPORATED                                                                                   1,436,295
     20,600     WYETH                                                                                                 1,054,720

                                                                                                                      5,021,610
                                                                                                                 --------------

DOMESTIC DEPOSITORY INSTITUTIONS - 6.81%
     30,676     CITIGROUP INCORPORATED                                                                                1,188,695
     16,740     COMMERCE BANCORP INCORPORATED                                                                           739,908
     12,900     FIFTH THIRD BANCORP                                                                                     859,785
     28,200     STATE STREET CORPORATION                                                                              1,260,540

                                                                                                                      4,048,928
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,  EXCEPT COMPUTER EQUIPMENT - 2.83%
     31,150     L-3 COMMUNICATIONS HOLDINGS INCORPORATED+                                                             1,682,100
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 3.51%
     25,300     PAYCHEX INCORPORATED                                                                                    791,637
     15,040     QUEST DIAGNOSTICS INCORPORATED+                                                                       1,294,192

                                                                                                                      2,085,829
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 4.01%
     38,750     MCCORMICK & COMPANY INCORPORATED                                                                        997,813
     28,800     PEPSICO INCORPORATED                                                                                  1,388,160

                                                                                                                      2,385,973
                                                                                                                 --------------

FOOD STORES - 3.49%
     83,600     STARBUCKS CORPORATION                                                                                 2,077,460
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 2.43%
     38,970     TARGET CORPORATION                                                                                    1,447,346
                                                                                                                 --------------

                                        6

SHARES          SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 1.84%
     23,000     HCA INCORPORATED                                                                                 $    1,092,500
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 3.57%
     36,300     BED BATH & BEYOND INCORPORATED+                                                                       1,369,962
     20,750     BEST BUY COMPANY INCORPORATED+                                                                          753,225

                                                                                                                      2,123,187
                                                                                                                 --------------

INSURANCE CARRIERS - 7.25%
     58,350     AFLAC INCORPORATED                                                                                    1,867,200
     13,000     AMBAC FINANCIAL GROUP INCORPORATED                                                                      876,200
     22,946     AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             1,565,606

                                                                                                                      4,309,006
                                                                                                                 --------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.98%
     36,834     BAXTER INTERNATIONAL INCORPORATED                                                                     1,636,903
     44,750     MEDTRONIC INCORPORATED                                                                                1,917,537

                                                                                                                      3,554,440
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 3.35%
     51,600     WALGREEN COMPANY                                                                                      1,993,308
                                                                                                                 --------------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.60%
     25,300     CAPITAL ONE FINANCIAL CORPORATION                                                                     1,544,565
                                                                                                                 --------------

OIL & GAS EXTRACTION - 4.17%
     13,850     ANADARKO PETROLEUM CORPORATION                                                                          682,805
     22,150     APACHE CORPORATION                                                                                    1,273,182
        100     ENRON CORPORATION **                                                                                         11
     16,861     TRANSOCEAN INCORPORATED                                                                                 525,220

                                                                                                                      2,481,218
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 5.94%
     30,418     EXXON MOBIL CORPORATION                                                                               1,244,705
     19,600     PHILLIPS PETROLEUM COMPANY                                                                            1,154,048
     63,500     SUNCOR ENERGY INCORPORATED                                                                            1,134,110

                                                                                                                      3,532,863
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.99%
     13,237     VIACOM INCORPORATED CLASS B+                                                                            587,326
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 2.76%
     31,436     JOHNSON & JOHNSON                                                                                     1,642,845
                                                                                                                 --------------

WHOLESALE TRADE-NONDURABLE GOODS - 4.33%
     23,650     CARDINAL HEALTH INCORPORATED                                                                          1,452,347
     41,150     SYSCO CORPORATION                                                                                     1,120,103

                                                                                                                      2,572,450
                                                                                                                 --------------

TOTAL COMMON STOCK (COST $58,420,108)                                                                                57,193,550
                                                                                                                 --------------

                                        7

PRINCIPAL       SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
SHORT-TERM INVESTMENTS - 3.18%

REPURCHASE AGREEMENTS - 3.18%
$   391,000     GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY U.S.
                GOVERNMENT SECURITIES                                                   1.89%       07/01/02     $      391,000
  1,500,000     MORGAN STANLEY & COMPANY INCORPORATED - 102%
                COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                            1.88        07/01/02          1,500,000

TOTAL SHORT-TERM INVESTMENTS (COST $1,891,000)                                                                        1,891,000
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $60,311,108)*                             99.35%                                                           $   59,084,550
OTHER ASSETS AND LIABILITIES, NET                0.65                                                                   387,837
                                               ------                                                            --------------
TOTAL NET ASSETS                               100.00%                                                           $   59,472,387
                                               ======                                                            ==============

**    THIS SECURITY IS CURRENTLY IN DEFAULT IN REGARD TO ITS INTEREST PAYMENT.
+     NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $   3,661,701
      GROSS UNREALIZED DEPRECIATION                                   (4,888,259)
                                                                   -------------
      NET UNREALIZED DEPRECIATION                                  $  (1,226,558)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)    VARIABLE TRUST

                                                                                            GROWTH
                                                                                              FUND
                                                                                      ------------
ASSETS

INVESTMENTS:

   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                                    $ 57,193,550
   REPURCHASE AGREEMENTS                                                                 1,891,000
                                                                                      ------------
TOTAL IN SECURITIES, AT MARKET VALUE                                                    59,084,550
                                                                                      ------------
   CASH                                                                                    465,848
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                              18,634
                                                                                      ------------
TOTAL ASSETS                                                                            59,569,032
                                                                                      ------------
LIABILITIES
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                             44,632
   PAYABLE TO OTHER RELATED PARTIES                                                         28,259
   ACCRUED EXPENSES AND OTHER LIABILITIES                                                   23,754
                                                                                      ------------
TOTAL LIABILITIES                                                                           96,645
                                                                                      ------------
TOTAL NET ASSETS                                                                      $ 59,472,387
                                                                                      ============
NET ASSETS CONSIST OF:

   PAID-IN CAPITAL                                                                    $ 78,040,948
   UNDISTRIBUTED NET INVESTMENT INCOME                                                       3,329
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                                    (17,345,332)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                                           (1,226,558)
                                                                                      ------------
TOTAL NET ASSETS                                                                      $ 59,472,387
                                                                                      ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                                            $ 59,472,387
SHARES OUTSTANDING                                                                       4,819,101
NET ASSET VALUE AND OFFERING PRICE                                                    $      12.34
                                                                                      ------------
INVESTMENTS AT COST (NOTE 2)                                                          $ 60,311,108
                                                                                      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST               STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2002 (UNAUDITED)

                                                                                            GROWTH
                                                                                              FUND
                                                                                      ------------
INVESTMENT INCOME
   DIVIDENDS                                                                          $    285,452
   INTEREST                                                                                 49,158
                                                                                      ------------
TOTAL INVESTMENT INCOME                                                                    334,610
                                                                                      ------------
EXPENSES
   ADVISORY FEES                                                                           182,000
   ADMINISTRATION FEES                                                                      49,636
   PORTFOLIO ACCOUNTING FEES                                                                30,620
   CUSTODY                                                                                   6,618
   TRANSFER AGENT                                                                              287
   DISTRIBUTION FEES                                                                        82,727
   LEGAL AND AUDIT FEES                                                                     18,299
   DIRECTORS' FEES                                                                           3,152
   SHAREHOLDER REPORTS                                                                       1,577
   OTHER                                                                                     2,147
                                                                                      ------------
TOTAL EXPENSES                                                                             377,063
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                                     (45,830)
   NET EXPENSES                                                                            331,233
                                                                                      ------------
NET INVESTMENT INCOME                                                                        3,377
                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                                           (8,265,155)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                                (8,265,155)
                                                                                      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                         (394,782)
                                                                                      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                       (394,782)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                  (8,659,937)
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $ (8,656,560)
                                                                                      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS -- JUNE 30, 2002 (UNAUDITED)   VARIABLE TRUST

                                                                                         GROWTH FUND
                                                                           ---------------------------------------
                                                                                (UNAUDITED)
                                                                                    FOR THE                FOR THE
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                              JUNE 30, 2002      DECEMBER 31, 2001
                                                                           ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                    $     73,630,916      $     105,248,351
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                       3,377                 67,076
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY          (8,265,155)            (8,047,654)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
     AND TRANSLATION OF FOREIGN CURRENCY                                           (394,782)           (11,604,844)
                                                                           ----------------      -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (8,656,560)           (19,585,422)
                                                                           ----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                            (67,098)               (11,196)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                               0             (6,611,354)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                      1,187,296              7,275,542
   REINVESTMENT OF DIVIDENDS                                                         67,098              6,622,550
   COST OF SHARES REDEEMED                                                       (6,689,265)           (19,307,555)
                                                                           ----------------      -----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS             (5,434,871)            (5,409,463)
                                                                           ================      =================
NET INCREASE IN NET ASSETS                                                      (14,158,529)           (31,617,435)
                                                                           ================      =================
NET ASSETS:

ENDING NET ASSETS                                                          $     59,472,387      $      73,630,916
                                                                           ----------------      -----------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                       88,159                467,784
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                         5,473                461,502
   SHARES REDEEMED                                                                 (505,162)            (1,221,133)
                                                                           ----------------      -----------------
NET INCREASE IN SHARES OUTSTANDING                                                 (411,530)              (291,847)
                                                                           ----------------      -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                      $          3,329      $          67,050
                                                                           ================      =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                                        NET REALIZED
                                                               BEGINNING                         AND   DIVIDENDS   DISTRIBUTIONS
                                                               NET ASSET         NET      UNREALIZED    FROM NET        FROM NET
                                                               VALUE PER  INVESTMENT  GAIN (LOSS) ON  INVESTMENT        REALIZED
                                                                   SHARE      INCOME     INVESTMENTS      INCOME           GAINS
                                                               ---------  ----------  --------------  ----------   -------------
GROWTH FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)                   $   14.08        0.00           (1.73)      (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001                           $   19.06        0.01           (3.65)       0.00           (1.34)
JANUARY 1, 2000 TO DECEMBER 31, 2000                           $   24.10        0.00           (2.95)       0.00           (2.09)
JANUARY 1, 1999 TO DECEMBER 31, 1999                           $   20.05        0.02            4.06       (0.03)           0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                           $   16.79        0.09            4.65       (0.09)          (1.39)
JANUARY 1, 1997 TO DECEMBER 31, 1997                           $   15.34        0.19            2.48       (0.19)          (1.03)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       12

                                                 ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                              NET ASSET    -------------------------------------------------
                                              VALUE PER    NET INVESTMENT             NET              GROSS          TOTAL
                                                  SHARE            INCOME        EXPENSES        EXPENSES(1)      RETURN(2)
                                              ---------    --------------        --------        -----------      ---------
GROWTH FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)    $ 12.34              0.01%           1.00%              1.14%        (12.26)%
JANUARY 1, 2001 TO DECEMBER 31, 2001            $ 14.08              0.08%           1.00%              1.27%        (19.21)%
JANUARY 1, 2000 TO DECEMBER 31, 2000            $ 19.06              0.01%           1.00%              1.23%        (13.60)%
JANUARY 1, 1999 TO DECEMBER 31, 1999            $ 24.10              0.11%           1.07%              1.27%         20.41%
JANUARY 1, 1998 TO DECEMBER 31, 1998            $ 20.05              0.51%           1.04%              1.18%         28.81%
JANUARY 1, 1997 TO DECEMBER 31, 1997            $ 16.79              1.19%           0.65%              1.01%         17.33%

                                                 PORTFOLIO         NET ASSETS AT
                                                  TURNOVER         END OF PERIOD
                                                      RATE       (000'S OMITTED)
--------------------------------------------------------------------------------
GROWTH FUND

JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)            78%            $  59,472
JANUARY 1, 2001 TO DECEMBER 31, 2001                    50%            $  73,631
JANUARY 1, 2000 TO DECEMBER 31, 2000                    67%            $ 105,248
JANUARY 1, 1999 TO DECEMBER 31, 1999                    54%            $ 128,495
JANUARY 1, 1998 TO DECEMBER 31, 1998                    69%            $ 100,927
JANUARY 1, 1997 TO DECEMBER 31, 1997                   124%            $  71,944

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Growth Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

   The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund had net estimated capital loss carryforwards at December 31, 2001 of $8,463,287, which will expire in 2009. These losses are available to offset future net realized capital gains.

     For tax purposes, the Fund had deferred post-October capital loss of $575,260 in 2001. The loss will be realized for tax purposes in 2002.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.55% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     For the period ended June 30, 2002, the Fund had $46,446,799 in purchases of investments at cost and $48,915,387 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                      OTHER DIRECTORSHIPS

   Robert C. Brown          Trustee               Retired. Director, Federal Farm      None.
   70                       since 1992            Credit Banks Funding Corporation
                                                  and Farm Credit System Financial
                                                  Assistance Corporation until
                                                  February 1999.

   W. Rodney Hughes         Trustee               Private Investor.                    Barclays Global Investors
   75                       since 1987                                                 Funds/Master Investment
                                                                                       Portfolio, 23 portfolios.

   J. Tucker Morse          Trustee               Private Investor/Real Estate         None.
   57                       since 1987            Developer; Chairman of White
                                                  Point Capital, LLC.

                                       16

NON-INTERESTED TRUSTEES

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                      OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee               Wake Forest University,              None.
   59                       since 1987            Calloway School of Business
                                                  and Accountancy, Benson-Pruitt
                                                  Professorship since 1999,
                                                  Associate Professor of Finance
                                                  1994-1996.

   Peter G. Gordon          Trustee               Chairman, CEO, and Co-Founder        None.
   59                       since 1998            of Crystal Geyser Water Company
                            (Lead Trustee         and President of Crystal Geyser
                            since 2001)           Roxane Water Company.

   Richard M. Leach         Trustee               President of Richard M. Leach        None.
   68                       since 1987            Associates (a financial
                                                  consulting firm).

   Timothy J. Penny         Trustee               Senior Counselor to the public       None.
   50                       since 1996            relations firm of Himle-Horner
                                                  and Senior Fellow at the Humphrey
                                                  Institute, Minneapolis, Minnesota
                                                  (a public policy organization).

   Donald C. Willeke        Trustee               Principal in the law firm of         None.
   62                       since 1996            Willeke & Daniels.

OFFICERS

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                      OTHER DIRECTORSHIPS
   Michael J. Hogan         President             Executive Vice President of          None.
   43                       since 2000            Wells Fargo Bank, N.A.
                                                  President of Wells Fargo Funds
                                                  Management, LLC since March
                                                  2001. Senior Vice President of
                                                  Wells Fargo Bank, N.A. from
                                                  April 1997 to July 1999. Vice
                                                  President of American Express
                                                  Financial Advisors until
                                                  April 1997.

   Karla M. Rabush          Treasurer,            Senior Vice President of Wells       None.
   43                       since 2000            Fargo Bank, N.A. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  since March 2001. Vice President
                                                  of Wells Fargo Bank, N.A. from
                                                  December 1997 to May 2000.
                                                  Prior thereto, Director of Managed
                                                  Assets Investment Accounting of
                                                  American Express Financial
                                                  Advisors until November 1997.

   C. David Messman         Secretary             Vice President and Senior            None.
   42                       since 2000            Counsel of Wells Fargo
                                                  Bank, N.A. Vice President
                                                  and Secretary of Wells Fargo
                                                  Funds Management, LLC since
                                                  March 2001.

* The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviation for terms and entities which may have appeared in this report.

ABAG          -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR           -- AMERICAN DEPOSITORY RECEIPTS
AMBAC         -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT           -- ALTERNATIVE MINIMUM TAX
ARM           -- ADJUSTABLE RATE MORTGAGES
BART          -- BAY AREA RAPID TRANSIT
CDA           -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC          -- CONTINGENT DEFERRED SALES CHARGE
CGIC          -- CAPITAL GUARANTY INSURANCE COMPANY
CGY           -- CAPITAL GUARANTY CORPORATION
CMT           -- CONSTANT MATURITY TREASURY
COFI          -- COST OF FUNDS INDEX
Connie Lee    -- CONNIE LEE INSURANCE COMPANY
COP           -- CERTIFICATE OF PARTICIPATION
CP            -- COMMERCIAL PAPER
CTF           -- COMMON TRUST FUND
DW&P          -- DEPARTMENT OF WATER & POWER
DWR           -- DEPARTMENT OF WATER RESOURCES
EDFA          -- EDUCATION FINANCE AUTHORITY
FGIC          -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA           -- FEDERAL HOUSING AUTHORITY
FHLB          -- FEDERAL HOME LOAN BANK
FHLMC         -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA          -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN           -- FLOATING RATE NOTES
FSA           -- FINANCIAL SECURITY ASSURANCE, INC
GNMA          -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO            -- GENERAL OBLIGATION
HFA           -- HOUSING FINANCE AUTHORITY
HFFA          -- HEALTH FACILITIES FINANCING AUTHORITY
IDA           -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR         -- LONDON INTERBANK OFFERED RATE
LLC           -- LIMITED LIABILITY CORPORATION
LOC           -- LETTER OF CREDIT
LP            -- LIMITED PARTNERSHIP
MBIA          -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR          -- MULTI--FAMILY HOUSING REVENUE
MUD           -- MUNICIPAL UTILITY DISTRICT
MTN           -- MEDIUM TERM NOTE
PCFA          -- POLLUTION CONTROL FINANCE AUTHORITY
PCR           -- POLLUTION CONTROL REVENUE
PFA           -- PUBLIC FINANCE AUTHORITY
PLC           -- PRIVATE PLACEMENT
PSFG          -- PUBLIC SCHOOL FUND GUARANTY
RAW           -- REVENUE ANTICIPATION WARRANTS
RDA           -- REDEVELOPMENT AUTHORITY
RDFA          -- REDEVELOPMENT FINANCE AUTHORITY
R&D           -- RESEARCH & DEVELOPMENT
SFMR          -- SINGLE FAMILY MORTGAGE REVENUE
TBA           -- TO BE ANNOUNCED
TRAN          -- TAX REVENUE ANTICIPATION NOTES
USD           -- UNIFIED SCHOOL DISTRICT
V/R           -- VARIABLE RATE
WEBS          -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE


MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                   SAR 022(6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST INTERNATIONAL EQUITY FUND

JUNE 30, 2002

[STAGECOACH PICTURE]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                  1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST INTERNATIONAL EQUITY FUND                4

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST INTERNATIONAL EQUITY FUND                6

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                    10
   STATEMENT OF OPERATIONS                                11
   STATEMENT OF CHANGES IN NET ASSETS                     12
   FINANCIAL HIGHLIGHTS                                   14

NOTES TO FINANCIAL HIGHLIGHTS                             14

NOTES TO FINANCIAL STATEMENTS                             16

LIST OF ABBREVIATIONS                                     20


                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                          PERFORMANCE HIGHLIGHTS

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long-term, by investing in securities of non-U.S. companies.

ADVISER

   Wells Fargo Funds Management, LLC

SUB-ADVISER

   Wells Capital Management Incorporated

FUND MANAGERS

   Cynthia Tusan, CFA
   Sabrina Yih, CFA

INCEPTION DATE

   07/03/00

PERFORMANCE HIGHLIGHTS

     The Fund returned (7.02)%(1) for the six-month period ended June 30, 2002, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI/EAFE) Index(2), which returned (1.62)%.

     Despite evidence that a global economic recovery was still intact for 2002, world financial markets were preoccupied with corporate accounting scandals in the U.S. These accounting scandals discouraged investment in the U.S. market, causing the dollar to decline. This negative sentiment translated into better relative returns for defensive, deep-value investors and underperformance for investors in companies with solid long-term growth prospects. Our portfolio focused on the latter category, which caused the Fund to underperform its benchmark.

     The Fund's defensive positions in utilities, industrials, energy and consumer staples were its best performers. However, holdings in information technology, such as ST Microelectronics and ARM Holdings, suffered sizeable declines, as did holdings with potential exposure to Brazil, given its deteriorating investment environment. Strong performing stocks during the period were those that benefited from an improvement in Japan's domestic economy. U.S. investors in foreign stocks benefited from the declining dollar because returns in local currencies translated into more dollars by the end of the period.

STRATEGIC OUTLOOK

     In Europe, we believe that there is bipartisan support for fiscal discipline and lower tax rates, while Japan could likely see volatility as banking sector reforms unfold. The rest of Asia may continue to enjoy strong growth with demand driven by declining interest rates and increasing global demand for consumer electronics. However, Brazil and Argentina's economic problems are casting a large shadow over Latin America. Meanwhile, Mexico's proximity to the U.S. could remain a negative factor in that market's performance over the next six months if the U.S. economy continues to recover slowly. Companies that export goods to the U.S. may remain at a disadvantage if the U.S. dollar remains weak.


----------

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI/EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                 6-MONTH*   1-YEAR   LIFE OF FUND
WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND              (7.02)    (12.81)     (16.42)
BENCHMARK
  MSCI/EAFE INDEX(2)                                              (1.62)     (9.49)     (20.95)

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)            29.9X
PRICE TO BOOK RATIO                                      2.6X
MEDIAN MARKET CAP ($B)                                $ 15.6
PORTFOLIO TURNOVER                                     34.18%
NUMBER OF HOLDINGS                                        92
NAV                                                   $ 6.96

TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

TOTAL FINA ELF SA-ADR                     3.14%
NESTLE S A                                2.89%
DIAGEO PLC                                2.42%
ROYAL BANK OF SCOTLAND GROUP PLC          2.36%
LOBLAW COMPANIES LIMITED                  2.26%
TOYOTA MOTOR CORPORATION                  2.20%
ROYAL DUTCH PETROLEUM COMPANY             2.15%
NINTENDO COMPANY LIMITED                  2.10%
PHILIPS ELECTRONICS NV ADR                2.07%
BHP BILLITON LIMITED                      2.05%

[CHART]

PORTFOLIO COMPOSITION(4) (AS OF JUNE 30, 2002)

Continental Europe         31%
United Kingdom             20%
Japan                      16%
Emerging Markets           15%
Southeast Asia              6%
United States               5%
Australia/New Zealand       4%
Canada                      3%

[CHART]

GROWTH OF $10,000 INVESTMENT(5)

         WELLS FARGO VARIABLE
          TRUST INTERNATIONAL
                  EQUITY FUND     MSCI EAFE INDEX
 7/00              $   10,000          $   10,000
 7/00              $    9,670          $    9,581
 8/00              $    9,870          $    9,664
 9/00              $    9,280          $    9,194
10/00              $    9,150          $    8,977
11/00              $    8,650          $    8,640
12/00              $    8,967          $    8,947
 1/01              $    9,187          $    8,942
 2/01              $    8,465          $    8,272
 3/01              $    7,914          $    7,720
 4/01              $    8,315          $    8,256
 5/01              $    8,255          $    7,965
 6/01              $    8,024          $    7,639
 7/01              $    7,813          $    7,500
 8/01              $    7,594          $    7,310
 9/01              $    6,882          $    6,954
10/01              $    7,113          $    7,132
11/01              $    7,374          $    7,396
12/01              $    7,524          $    7,439
 1/02              $    7,193          $    7,044
 2/02              $    7,083          $    7,094
 3/02              $    7,424          $    7,477
 4/02              $    7,424          $    7,527
 5/02              $    7,313          $    7,622
 6/02              $    6,996          $    7,319

----------

(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(4) Portfolio holdings are subject to change.

(5) The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund for the life of the Fund with the MSCI/EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                          PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)


   VARIABLE TRUST INTERNATIONAL EQUITY FUND

SHARES    SECURITY NAME                                                                                  VALUE
COMMON STOCK - 94.71%

AUSTRALIA - 3.85%
   12,950 BHP BILLITON LIMITED ADR (OIL & GAS EXTRACTION)                                              $  152,810
   22,100 FOSTER'S BREWING GROUP LIMITED ADR (FOOD & KINDRED PRODUCTS)                                     58,558
    3,300 NEWS CORPORATION LIMITED ADR (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                          75,669

                                                                                                          287,037
                                                                                                       ----------
BRAZIL - 0.74%
    2,800 ARACRUZ CELULOSE SA ADR (PAPER & ALLIED PRODUCTS)                                                56,000
                                                                                                       ----------
CANADA - 2.43%
    1,500 BOMBARDIER INCORPORATED (TRANSPORTATION EQUIPMENT)+                                              12,427
    4,100 LOBLAW COMPANIES LIMITED (FOOD STORES)                                                          168,514

                                                                                                          180,941
                                                                                                       ----------
FINLAND - 1.16%
    1,700 NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)                                                                     24,882
    4,400 STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                         61,664

                                                                                                           86,546
                                                                                                       ----------
FRANCE - 9.67%
    2,600 ARCELOR (PRIMARY METAL INDUSTRIES)+                                                              36,900
    1,900 AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        134,638
      700 CAP GEMINI SA (BUSINESS SERVICES)                                                                27,826
    2,820 GROUPE DANONE ADR (FOOD & KINDRED PRODUCTS)                                                      77,465
      700 LAFARGE SA (BUSINESS SERVICES/COMPUTER SOFTWARE)                                                 69,825
      650 SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)                                               39,545
    2,450 SUEZ LYONNAISE DES EAUX (ELECTRIC, GAS & SANITARY SERVICES)                                      65,331
    1,300 TELEVISION FRANCAISE (TF1) (COMMUNICATIONS)                                                      34,807
    2,900 TOTAL FINA ELF ADR (OIL & GAS EXTRACTION)                                                       234,610

                                                                                                          720,947
                                                                                                       ----------
GERMANY - 6.02%
      721 ALLIANZ AG (INSURANCE CARRIERS)                                                                 144,409
      900 DEUTSCHE BANK AG (FOREIGN DEPOSITORY INSTITUTIONS)                                               62,531
    1,420 E ON AG ADR (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             82,388
      300 MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AG (BUSINESS SERVICES)                                70,961
      900 SAP AG (SERVICES)                                                                                88,886

                                                                                                          449,175
                                                                                                       ----------
HONG KONG - 1.68%
    7,700 CHEUNG KONG HOLDINGS LIMITED ADR (REAL ESTATE)                                                   64,169
    4,200 CHINA MOBILE LIMITED ADR (COMMUNICATIONS)+                                                       61,404

                                                                                                          125,573
                                                                                                       ----------
HUNGARY - 0.62%
    2,900 MATAV RT ADR (COMMUNICATIONS)                                                                    46,400
                                                                                                       ----------

SHARES    SECURITY NAME                                                                                  VALUE
IRELAND - 1.96%
    4,200 RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                            $  146,458
                                                                                                       ----------
ITALY - 2.80%
    1,540 ENI SPA ADR (OIL & GAS EXTRACTION)                                                              123,200
    4,280 SANPAOLO IMI SPA ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                           85,814

                                                                                                           209,01
                                                                                                       ----------
JAPAN - 16.27%
      620 AIFUL CORPORATION (FOREIGN DEPOSITORY INSTITUTIONS)                                              40,659
    3,300 CANON INCORPORATED ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
          EXCEPT Computer Equipment)                                                                      124,839
    2,300 FUJI PHOTO FILM COMPANY LIMITED ADR (MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
          PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS)                                                           72,450
    1,700 FUJISAWA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                            40,707
    1,440 KONAMI CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
          COMPUTER EQUIPMENT)                                                                              30,216
      300 MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
          COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                           19,273
    1,065 NINTENDO COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                               156,832
    5,300 NOMURA SECURITIES COMPANY (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)          77,827
       18 NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                         44,303
    2,090 RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
          EXCEPT COMPUTER EQUIPMENT)                                                                       36,183
      900 RINNAI CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)           20,274
      780 SECOM COMPANY LIMITED ADR (SERVICES, NOT ELSEWHERE CLASSIFIED)                                   76,532
    2,940 SEVEN-ELEVEN JAPAN COMPANY LIMITED ADR (MISCELLANEOUS RETAIL)                                   115,779
    3,100 SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
          EQUIPMENT)                                                                                       39,366
    1,700 SONY CORPORATION (CAPITAL EQUIPMENT)                                                             89,783
    1,000 TAKEDA CHEMICAL INDUSTRIES (CHEMICALS & ALLIED PRODUCTS)                                         43,886
    1,200 TOSTEM CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)           20,475
    3,100 TOYOTA MOTOR CORPORATION ADR (TRANSPORTATION EQUIPMENT)                                         164,300

                                                                                                        1,213,684
                                                                                                       ----------
KOREA, REPUBLIC OF - 1.96%
    1,200 KOOKMIN BANK ADR (DOMESTIC DEPOSITORY INSTITUTIONS)                                              58,980
    2,300 KT CORPORATION ADR (COMMUNICATIONS)                                                              49,795
      550 SAMSUNG ELECTRONICS GDR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
          EXCEPT COMPUTER EQUIPMENT)                                                                       37,262

                                                                                                          146,037
                                                                                                       ----------
MEXICO - 4.08%
    1,800 AMERICA MOVIL SA DE CV L SHARES ADR (COMMUNICATIONS)                                             24,120
    1,970 GRUPO TELEVISA SA DE CV SPONSORED ADR (COMMUNICATIONS)+                                          73,639
    2,200 TELEFONOS DE MEXICO SA ADR (COMMUNICATIONS)                                                      70,576
    5,000 WAL-MART DE MEXICO SA ADR (GENERAL MERCHANDISE STORES)                                          135,801

                                                                                                          304,136
                                                                                                       ----------

SHARES    SECURITY NAME                                                                                  VALUE
NETHERLANDS - 7.42%
    3,200 ASML HOLDING NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
          EXCEPT COMPUTER EQUIPMENT)+                                                                  $   50,661
    1,000 HEINEKEN (FOOD & KINDRED PRODUCTS)                                                               43,890
    5,600 KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
          COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                          154,560
    1,450 KONINKLIJKE AHOLD NV ADR (FOOD STORES)                                                           30,450
      300 ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                          16,711
    2,900 ROYAL DUTCH PETROLEUM COMPANY NY SHARES (PETROLEUM REFINING & RELATED INDUSTRIES)               160,284
    4,300 TNT POST GROUP NV (TRANSPORTATION SERVICES)                                                      97,124

                                                                                                          553,680
                                                                                                       ----------
SINGAPORE - 1.36%
    3,600 DBS GROUP HOLDINGS LIMITED ADR (NONDEPOSITORY CREDIT INSTITUTIONS)                              101,069
                                                                                                       ----------
SPAIN - 1.69%
   10,600 BANCO SANTANDER CENTRAL HISPANO SA ADR (FOREIGN DEPOSITORY INSTITUTIONS)                         82,574
    1,754 TELEFONICA SA ADR (COMMUNICATIONS)+                                                              43,587

                                                                                                          126,161
                                                                                                       ----------
SWITZERLAND - 9.61%
    8,200 ADECCO SA ADR (BUSINESS SERVICES)                                                               121,770
    1,800 CREDIT SUISSE GROUP (FOREIGN DEPOSITORY INSTITUTIONS)                                            57,152
    3,700 NESTLE SA ADR (FOOD & KINDRED PRODUCTS)                                                         215,686
    2,500 NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                   109,575
    3,300 STMICROELECTRONICS NV NY REGISTERED SHARES ADR (ELECTRONIC & OTHER ELECTRICAL
          EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                               80,289
      732 SWISS REINSURANCE (FINANCIAL)                                                                    71,569
    1,200 UBS AG (FINANCE)                                                                                 60,357

                                                                                                          716,398
                                                                                                       ----------
TAIWAN - 1.23%
    9,400 ASE TEST LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
          COMPUTER EQUIPMENT)+                                                                             91,180
                                                                                                       ----------
UNITED KINGDOM - 20.16%
    1,050 AMVESCAP PLC ADR (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                   17,273
      700 ARM HOLDINGS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
          EXCEPT COMPUTER EQUIPMENT)+                                                                       1,558
    4,300 ARM HOLDINGS PLC ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
          EXCEPT COMPUTER EQUIPMENT)+                                                                      28,036
   14,800 BAE SYSTEMS PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)         75,576
   12,700 BARCLAYS PLC (FINANCE)                                                                          106,861
    7,200 BOOTS COMPANY PLC (RETAIL)                                                                       71,393
    2,400 BP PLC ADR (PETROLEUM REFINING & RELATED INDUSTRIES)                                            121,176
    3,300 BRITISH SKY BROADCASTING GROUP PLC (COMMUNICATIONS)+                                             31,640
   13,086 CAPITA GROUP PLC (HEALTH SERVICES)                                                               62,235
   11,900 CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 36,823
   14,000 COMPASS GROUP PLC (EATING & DRINKING PLACES)                                                     84,935

SHARES    SECURITY NAME                                                                                  VALUE
UNITED KINGDOM (continued)
    3,500 DIAGEO PLC ADR (FOOD & KINDRED PRODUCTS)                                                     $  180,775
    2,200 GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                            94,908
   19,700 GRANADA PLC (COMMUNICATIONS)                                                                     33,482
    1,080 HSBC HOLDINGS PLC ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                          62,856
   11,250 LLOYDS TSB GROUP PLC (FOREIGN DEPOSITORY INSTITUTIONS)                                          111,980
      130 NDS GROUP PLC ADR (COMMUNICATIONS)+                                                               1,560
    6,200 PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           61,666
    6,200 ROYAL BANK OF SCOTLAND GROUP PLC (FOREIGN DEPOSITORY INSTITUTIONS)                              175,785
    2,500 SHIRE PHARMACEUTICALS GROUP PLC (CHEMICALS & ALLIED PRODUCTS)+                                   22,103
    4,550 VODAFONE GROUP PLC ADR (COMMUNICATIONS)                                                          62,108
    6,900 WPP GROUP PLC (COMMUNICATIONS)                                                                   58,266

                                                                                                        1,502,995
                                                                                                       ----------

TOTAL COMMON STOCK (COST $7,499,368)                                                                    7,063,431
                                                                                                       ----------

PRINCIPAL                                                          INTEREST RATE    MATURITY DATE
SHORT-TERM INVESTMENTS - 4.70%

REPURCHASE AGREEMENTS - 4.70%
$ 350,630 BANC OF AMERICA SECURITIES - 102%
          COLLATERALIZED BY
          U.S. GOVERNMENT SECURITIES                                     1.98%         07/01/02           350,630

TOTAL SHORT-TERM INVESTMENTS (COST $350,630)                                                              350,630
                                                                                                       ----------

TOTAL INVESTMENTS IN SECURITIES
(COST $7,849,998)                                       99.41%                                         $7,414,061
OTHER ASSETS AND LIABILITIES, NET                        0.59                                              43,947
                                                       ------                                          ----------
TOTAL NET ASSETS                                       100.00%                                         $7,458,008
                                                       ======                                          ==========

+  NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                          $ 291,302
   GROSS UNREALIZED DEPRECIATION                           (727,239)
                                                          ---------
   NET UNREALIZED DEPRECIATION                            $(435,937)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST    STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)

                                                                              INTERNATIONAL
                                                                                     EQUITY
                                                                                       FUND
-------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                            $   7,063,431
   REPURCHASE AGREEMENTS                                                            350,630
                                                                              -------------
TOTAL IN SECURITIES, AT MARKET VALUE                                              7,414,061
                                                                              -------------
   CASH                                                                              50,000
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                       17,264
   RECEIVABLE FOR FUND SHARES ISSUED                                                  6,819
                                                                              -------------
TOTAL ASSETS                                                                      7,488,144
                                                                              -------------
LIABILITIES
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                      15,936
   PAYABLE TO OTHER RELATED PARTIES                                                  14,167
   ACCRUED EXPENSES AND OTHER LIABILITIES                                                33
                                                                              -------------
TOTAL LIABILITIES                                                                    30,136
                                                                              -------------
TOTAL NET ASSETS                                                              $   7,458,008
                                                                              -------------

NET ASSETS CONSIST OF:

   PAID-IN CAPITAL                                                            $   8,437,577
   UNDISTRIBUTED NET INVESTMENT INCOME                                               39,383
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                                (583,380)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                                      (435,937)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FOREIGN CURRENCY CONTRACTS             365
                                                                              -------------
TOTAL NET ASSETS                                                              $   7,458,008
                                                                              -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                                    $   7,458,008
SHARES OUTSTANDING                                                                1,072,059
NET ASSET VALUE AND OFFERING PRICE                                            $        6.96
                                                                              -------------
INVESTMENTS AT COST (NOTE 2)                                                  $   7,849,998
                                                                              -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS -- JUNE 30, 2002 (UNAUDITED)            VARIABLE TRUST

                                                                              INTERNATIONAL
                                                                                     EQUITY
                                                                                       FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                                  $      66,152(1)
   INTEREST                                                                           3,833
                                                                              -------------
TOTAL INVESTMENT INCOME                                                              69,985
                                                                              -------------
EXPENSES
   ADVISORY FEES                                                                     23,042
   ADMINISTRATION FEES                                                                4,608
   PORTFOLIO ACCOUNTING FEES                                                         44,783
   CUSTODY                                                                            7,681
   TRANSFER AGENT                                                                     4,715
   DISTRIBUTION FEES                                                                  7,681
   LEGAL AND AUDIT FEES                                                              13,402
   DIRECTORS' FEES                                                                    3,152
   SHAREHOLDER REPORTS                                                                1,598
   OTHER                                                                                311
                                                                              -------------
TOTAL EXPENSES                                                                      110,973

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                              (80,377)
   NET EXPENSES                                                                      30,597
                                                                              -------------
NET INVESTMENT INCOME                                                                39,388
                                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                                      (352,806)
   FOREIGN CURRENCY                                                                      96
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                           (352,710)
                                                                              -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                  (152,823)
   FOREIGN CURRENCY CONTRACTS                                                           317
                                                                              -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                (152,506)
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                             (505,216)
                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $    (465,828)
                                                                              -------------

(1) NET OF FOREIGN WITHHOLDING TAXES OF $7,805.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                    INTERNATIONAL EQUITY FUND
                                                                             --------------------------------------
                                                                                   (UNAUDITED)
                                                                                   FOR THE SIX              FOR THE
                                                                                  MONTHS ENDED           YEAR ENDED
                                                                                 JUNE 30, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                          $   4,946,373        $   1,620,487
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                         39,388               13,853
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY               (352,710)            (224,525)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
     TRANSLATION OF FOREIGN CURRENCY                                                  (152,506)            (179,164)
                                                                                 -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (465,828)            (389,836)
                                                                                 -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                               (13,840)                (701)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                         3,565,564            6,028,608
   REINVESTMENT OF DIVIDENDS                                                            13,840                  701
   COST OF SHARES REDEEMED                                                            (588,101)          (2,312,886)
                                                                                 -------------        -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                 2,991,303            3,716,423
                                                                                 -------------        -------------
NET INCREASE IN NET ASSETS                                                           2,511,635            3,325,886
                                                                                 -------------        -------------

NET ASSETS:

ENDING NET ASSETS                                                                $   7,458,008        $   4,946,373
                                                                                 -------------        -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                         491,988              778,750
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                            2,072                   90
   SHARES REDEEMED                                                                     (81,873)            (300,319)
                                                                                 -------------        -------------
NET INCREASE IN SHARES OUTSTANDING                                                     412,187              478,521
                                                                                 -------------        -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                            $      39,383        $      13,835
                                                                                 -------------        -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                             FINANCIAL HIGHLIGHTS

                                                                          NET REALIZED
                                                BEGINNING                          AND   DIVIDENDS
                                                NET ASSET          NET      UNREALIZED    FROM NET
                                                VALUE PER   INVESTMENT  GAIN (LOSS) ON  INVESTMENT
                                                    SHARE       INCOME     INVESTMENTS      INCOME
--------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)   $     7.50         0.03           (0.56)      (0.01)
JANUARY 1, 2001 TO DECEMBER 31, 2001           $     8.94         0.02           (1.46)       0.00
JULY 3, 2000 TO DECEMBER 31, 2000              $    10.00         0.03           (1.06)      (0.03)

---------------

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   ENDING   RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                NET ASSET  ------------------------------------------
                                                VALUE PER  NET INVESTMENT           NET         GROSS         TOTAL
                                                    SHARE          INCOME      EXPENSES   EXPENSES(1)     RETURN(2)
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)   $     6.96            1.28%         1.00%         3.61%        (7.02)%
JANUARY 1, 2001 TO DECEMBER 31, 2001           $     7.50            0.48%         1.00%         7.21%       (16.09)%
JULY 3, 2000 TO DECEMBER 31, 2000              $     8.94            0.98%         1.00%         2.40%       (10.33)%

                                                  PORTFOLIO      NET ASSETS AT
                                                   TURNOVER      END OF PERIOD
                                                       RATE    (000'S OMITTED)
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)             34%        $    7,458
JANUARY 1, 2001 TO DECEMBER 31, 2001                     41%        $    4,946
JULY 3, 2000 TO DECEMBER 31, 2000                        19%        $    1,620

VARIABLE TRUST                                NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the International Equity Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

   The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund had net estimated capital loss carryforwards at December 31, 2001 of $3,640 and $143,229, which will expire in 2008 and 2009, respectively. These losses are available to offset future net realized capital gains.

     For tax purposes, the Fund had deferred post-October capital loss of $13,128 in 2001. The loss will be realized for tax purposes in 2002.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.75% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets up to $200 million and 0.25% of the Fund's average daily net assets in excess of $200 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.25% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     For the period ended June 30, 2002, the Fund had $4,804,601 in purchases of investments at cost and $1,999,657 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                    OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
   Robert C. Brown          Trustee               Retired. Director, Federal Farm    None.
   70                       since 1992            Credit Banks Funding Corporation
                                                  and Farm Credit System Financial
                                                  Assistance Corporation until
                                                  February 1999.

   W. Rodney Hughes         Trustee               Private Investor.                  Barclays Global Investors
   75                       since 1987                                               Funds/Master Investment
                                                                                     Portfolio, 23 portfolios.

   J. Tucker Morse          Trustee               Private Investor/Real Estate       None.
   57                       since 1987            Developer; Chairman of White
                                                  Point Capital, LLC.

NON-INTERESTED TRUSTEES

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                    OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
   Thomas S. Goho           Trustee               Wake Forest University,            None.
   59                       since 1987            Calloway School of Business
                                                  and Accountancy, Benson-Pruitt
                                                  Professorship since 1999,
                                                  Associate Professor of Finance
                                                  1994-1999.

   Peter G. Gordon          Trustee               Chairman, CEO, and Co-Founder      None.
   59                       since 1998            of Crystal Geyser Water Company
                            (Lead Trustee since   and President of Crystal Geyser
                            2001)                 Roxane Water Company.

   Richard M. Leach         Trustee               President of Richard M. Leach      None.
   68                       since 1987            Associates (a financial
                                                  consulting firm).

   Timothy J. Penny         Trustee               Senior Counselor to the public     None.
   50                       since 1996            relations firm of Himle-Horner
                                                  and Senior Fellow at the Humphrey
                                                  Institute, Minneapolis, Minnesota
                                                  (a public policy organization).

   Donald C. Willeke        Trustee               Principal in the law firm of       None.
   62                       since 1996            Willeke & Daniels.

OFFICERS

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                    OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
   Michael J. Hogan         President             Executive Vice President of        None.
   43                       since 2000            Wells Fargo Bank, N.A.
                                                  President of Wells Fargo Funds
                                                  Management, LLC since March
                                                  2001. Senior Vice President of
                                                  Wells Fargo Bank, N.A. from
                                                  April 1997 to July 1999. Vice
                                                  President of American Express
                                                  Financial Advisors until
                                                  April 1997.

   Karla M. Rabush          Treasurer,            Senior Vice President of Wells     None.
   43                       since 2000            Fargo Bank, N.A. Senior Vice
                                                  President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  since March 2001. Vice President
                                                  of Wells Fargo Bank, N.A. from
                                                  December 1997 to May 2000.
                                                  Prior thereto, Director of Managed
                                                  Assets Investment Accounting of
                                                  American Express Financial
                                                  Advisors until November 1997.

   C. David Messman         Secretary             Vice President and Senior          None.
   42                       since 2000            Counsel of Wells Fargo
                                                  Bank, N.A. Vice President
                                                  and Secretary of Wells Fargo
                                                  Funds Management, LLC since
                                                  March 2001.

----------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

      ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
      ADR        -- AMERICAN DEPOSITORY RECEIPTS
      AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
      AMT        -- ALTERNATIVE MINIMUM TAX
      ARM        -- ADJUSTABLE RATE MORTGAGES
      BART       -- BAY AREA RAPID TRANSIT
      CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
      CDSC       -- CONTINGENT DEFERRED SALES CHARGE
      CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
      CGY        -- CAPITAL GUARANTY CORPORATION
      CMT        -- CONSTANT MATURITY TREASURY
      COFI       -- COST OF FUNDS INDEX
      Connie Lee -- CONNIE LEE INSURANCE COMPANY
      COP        -- CERTIFICATE OF PARTICIPATION
      CP         -- COMMERCIAL PAPER
      CTF        -- COMMON TRUST FUND
      DW&P       -- DEPARTMENT OF WATER & POWER
      DWR        -- DEPARTMENT OF WATER RESOURCES
      EDFA       -- EDUCATION FINANCE AUTHORITY
      FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
      FHA        -- FEDERAL HOUSING AUTHORITY
      FHLB       -- FEDERAL HOME LOAN BANK
      FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
      FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
      FRN        -- FLOATING RATE NOTES
      FSA        -- FINANCIAL SECURITY ASSURANCE, INC
      GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      GO         -- GENERAL OBLIGATION
      HFA        -- HOUSING FINANCE AUTHORITY
      HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
      IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
      LIBOR      -- LONDON INTERBANK OFFERED RATE
      LLC        -- LIMITED LIABILITY CORPORATION
      LOC        -- LETTER OF CREDIT
      LP         -- LIMITED PARTNERSHIP
      MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
      MFHR       -- MULTI--FAMILY HOUSING REVENUE
      MUD        -- MUNICIPAL UTILITY DISTRICT
      MTN        -- MEDIUM TERM NOTE
      PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
      PCR        -- POLLUTION CONTROL REVENUE
      PFA        -- PUBLIC FINANCE AUTHORITY
      PLC        -- PRIVATE PLACEMENT
      PSFG       -- PUBLIC SCHOOL FUND GUARANTY
      RAW        -- REVENUE ANTICIPATION WARRANTS
      RDA        -- REDEVELOPMENT AUTHORITY
      RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
      R&D        -- RESEARCH & DEVELOPMENT
      SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
      TBA        -- TO BE ANNOUNCED
      TRAN       -- TAX REVENUE ANTICIPATION NOTES
      USD        -- UNIFIED SCHOOL DISTRICT
      V/R        -- VARIABLE RATE
      WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE


MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 023 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST LARGE COMPANY GROWTH FUND

JUNE 30, 2002

[GRAPHIC]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                               1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST LARGE COMPANY GROWTH FUND             4

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST LARGE COMPANY GROWTH FUND             6

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                  8

   STATEMENT OF OPERATIONS                              9

   STATEMENT OF CHANGES IN NET ASSETS                  10

   FINANCIAL HIGHLIGHTS                                12

NOTES TO FINANCIAL HIGHLIGHTS                          12

NOTES TO FINANCIAL STATEMENTS                          14

LIST OF ABBREVIATIONS                                  18

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIOMALLY LEFT BLANK --

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Peregrine Capital Management, Inc.

FUND MANAGERS
   John S. Dale, CFA
   Gary E. Nussbaum, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned (18.92)%(1) for the six-month period ended June 30, 2002, underperforming the S&P 500 Index(2), which returned (13.15)%.

     Growth style investing continued to lag behind value style investing during the period. The Fund underperformed in comparison to the S&P 500 Index, primarily because the benchmark is a mixture of growth and value style investments, while the Fund is purely a growth style portfolio. However, we believe that the Fund's holdings included many high quality companies that were able to post earnings gains in the midst of earnings declines for companies making up the broader markets. In addition, companies in the portfolio did not experience accounting irregularities that were seen in the headlines during the past six months. We believe that companies driven by high unit volume growth and dominant franchises do not have the need nor the tolerance for such damaging activity.

     For example, the retail sector performed relatively well during the period, with such Fund holdings as Lowe's Companies, a retailer of home improvement products that is challenging Home Depot for the leadership role in that industry. We also reinstated an investment in Wal-Mart, which continues to post strong growth despite its position as one of the largest companies in America. The consumer market remained strong in an environment of very low interest rates.

STRATEGIC OUTLOOK

     We believe that there are several reasons to be optimistic about the long-term prospects for true growth stocks. First, in an environment of low inflation, we believe that investors should be willing to pay a substantially higher price per unit of earnings for faster growing companies versus slower growing firms. Second, in today's market, investors need not pay a substantially higher valuation for faster growth. By the end of the period, many high-quality growth companies were selling below, at, or near the general market price-to-earnings multiple. We intend to remain focused on investing in those rare companies we believe are able to sustain rapid earnings growth.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                                      6-MONTH*   1-YEAR   LIFE OF FUND
WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND                    (18.92)   (22.34)     (9.07)

BENCHMARK

  S&P 500 INDEX(2)                                                      (13.15)   (17.98)     (8.51)

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)     27x

PRICE TO BOOK RATIO                            4.80x

MEDIAN MARKET CAP ($B)                       $ 27.0

PORTFOLIO TURNOVER                            11.16%

NUMBER OF HOLDINGS                               31

NAV                                          $ 7.67

TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

MICROSOFT CORPORATION                          6.85%

MEDTRONIC INCORPORATED                         6.15%

FIRST DATA CORPORATION                         6.02%

COSTCO WHOLESALE CORPORATION                   5.53%

AMERICAN INTERNATIONAL GROUP                   5.41%

GOLDMAN SACHS GROUP INCORPORATED               5.31%

PFIZER INCORPORATED                            5.20%

HOME DEPOT INCORPORATED                        4.49%

PAYCHEX INCORPORATED                           4.06%

INTEL CORPORATION                              4.03%

[CHART]

SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2002)

Industrials                            24%
Consumer Discretionary                 21%
Information Technology                 20%
Health Care                            19%
Financial                              16%

[CHART]

GROWTH OF $10,000 INVESTMENT(5)

         WELLS FARGO VARIABLE
          TRUST LARGE COMPANY       S&P 500
             GROWTH FUND             INDEX
 8/99          $10,000              $10,000
 9/99          $ 9,590              $ 9,726
10/99          $10,420              $10,342
11/99          $10,830              $10,551
12/99          $12,030              $11,173
 1/00          $11,800              $10,612
 2/00          $12,000              $10,412
 3/00          $13,430              $11,430
 4/00          $13,020              $11,086
 5/00          $12,200              $10,858
 6/00          $13,130              $11,127
 7/00          $13,230              $10,953
 8/00          $14,000              $11,633
 9/00          $13,150              $11,019
10/00          $13,130              $10,973
11/00          $12,080              $10,108
12/00          $11,960              $10,158
 1/01          $12,150              $10,518
 2/01          $10,320              $ 9,559
 3/01          $ 9,260              $ 8,953
 4/01          $10,240              $ 9,649
 5/01          $10,150              $ 9,713
 6/01          $ 9,880              $ 9,498
 7/01          $ 9,700              $ 9,405
 8/01          $ 8,843              $ 8,816
 9/01          $ 8,003              $ 8,350
10/01          $ 8,373              $ 8,510
11/01          $ 9,353              $ 9,163
12/01          $ 9,463              $ 9,243
 1/02          $ 9,403              $ 9,108
 2/02          $ 8,783              $ 8,932
 3/02          $ 9,193              $ 9,268
 4/02          $ 8,483              $ 8,707
 5/02          $ 8,223              $ 8,642
 6/02          $ 7,673              $ 8,027

(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST             PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

VARIABLE TRUST LARGE COMPANY GROWTH FUND

SHARES   SECURITY NAME                                                                                           VALUE
COMMON STOCK - 99.89%

APPAREL & ACCESSORY STORES - 2.24%
 26,800  KOHL'S CORPORATION+                                                                                 $    1,878,145
                                                                                                             --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 8.57%
 36,000  FASTENAL COMPANY                                                                                         1,386,360
102,400  HOME DEPOT INCORPORATED                                                                                  3,761,152
 44,900  LOWE'S COMPANIES INCORPORATED                                                                            2,038,460

                                                                                                                  7,185,972
                                                                                                             --------------

BUSINESS SERVICES - 31.83%
 66,400  AOL TIME WARNER INCORPORATED+                                                                              976,744
 20,400  AUTOMATIC DATA PROCESSING INCORPORATED                                                                     888,420
101,400  CONCORD EFS INCORPORATED+                                                                                3,056,196
 22,400  DST SYSTEMS INCORPORATED+                                                                                1,023,904
 44,800  EBAY INCORPORATED+                                                                                       2,760,576
134,000  FIRST DATA CORPORATION                                                                                   5,046,440
 76,700  FISERV INCORPORATED+                                                                                     2,815,657
123,700  IMS HEALTH INCORPORATED                                                                                  2,220,415
106,100  MICROSOFT CORPORATION+                                                                                   5,742,132
 54,500  SUNGARD DATA SYSTEMS INCORPORATED+                                                                       1,443,160
 36,000  VERITAS SOFTWARE CORPORATION+                                                                              712,440

                                                                                                                 26,686,084
                                                                                                             --------------

CHEMICALS & ALLIED PRODUCTS - 7.43%
 44,600  AMGEN INCORPORATED+                                                                                      1,867,848
124,450  PFIZER INCORPORATED                                                                                      4,355,750

                                                                                                                  6,223,598
                                                                                                             --------------
DEPOSITORY INSTITUTIONS - 1.45%
 27,200  STATE STREET CORPORATION                                                                                 1,215,840
                                                                                                             --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.91%
185,000  INTEL CORPORATION                                                                                        3,379,950
166,800  NOKIA CORPORATION ADR                                                                                    2,415,264

                                                                                                                  5,795,214
                                                                                                             --------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.06%
108,750  PAYCHEX INCORPORATED                                                                                     3,402,788
                                                                                                             --------------

GENERAL MERCHANDISE STORES - 2.00%
 30,500  WAL-MART STORES INCORPORATED                                                                             1,677,805
                                                                                                             --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.82%
183,000  CISCO SYSTEMS INCORPORATED+                                                                              2,552,850
 86,100  EMC CORPORATION+                                                                                           650,055

                                                                                                                  3,202,905
                                                                                                             --------------

                                        6

SHARES   SECURITY NAME                                                                                           VALUE
INSURANCE CARRIERS - 5.40%
 66,375  AMERICAN INTERNATIONAL GROUP
         INCORPORATED                                                                                        $    4,528,766
                                                                                                             --------------

MEASURING, ANALYZING, & CONTROLLING
INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
GOODS - 6.14%
120,175  MEDTRONIC INCORPORATED                                                                                   5,149,499
                                                                                                             --------------

MISCELLANEOUS RETAIL - 5.53%
119,900  COSTCO WHOLESALE CORPORATION+                                                                            4,630,538
                                                                                                             --------------

PERSONAL SERVICES - 3.12%
 52,900  CINTAS CORPORATION                                                                                       2,613,260
                                                                                                             --------------

SECURITY & COMMODITY BROKERS, DEALERS,
EXCHANGES & SERVICES - 9.05%
279,550  CHARLES SCHWAB CORPORATION                                                                               3,130,960
 60,675  GOLDMAN SACHS GROUP INCORPORATED                                                                         4,450,511

                                                                                                                  7,581,471
                                                                                                             --------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.34%
 32,000  CARDINAL HEALTH INCORPORATED                                                                             1,965,120
                                                                                                             --------------

TOTAL COMMON STOCK (COST $110,328,926)                                                                           83,737,005
                                                                                                             --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $110,328,926)*                            99.89%                                                       $   83,737,005
OTHER ASSETS AND LIABILITIES, NET                0.11                                                                95,665
                                               ------                                                        --------------
TOTAL NET ASSETS                               100.00%                                                       $   83,832,670
                                               ======                                                        ==============

+ NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                $   6,275,853
   GROSS UNREALIZED DEPRECIATION                                  (32,867,774)
                                                                --------------
   NET UNREALIZED DEPRECIATION                                  $ (26,591,921)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST    STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)

                                                                                      LARGE COMPANY
                                                                                        GROWTH FUND
---------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                                    $  83,737,005
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                               13,446
   RECEIVABLE FOR INVESTMENTS SOLD                                                        1,126,925
   RECEIVABLE FOR FUND SHARES ISSUED                                                          4,427
                                                                                      -------------
TOTAL ASSETS                                                                             84,881,803
                                                                                      -------------

LIABILITIES
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                              65,418
   PAYABLE TO OTHER RELATED PARTIES                                                          27,332
   ACCRUED EXPENSES AND OTHER LIABILITIES                                                     7,331
   PAYABLE TO CUSTODIAN                                                                     949,052
                                                                                      -------------
TOTAL LIABILITIES                                                                         1,049,133
                                                                                      -------------
TOTAL NET ASSETS                                                                      $  83,832,670
                                                                                      -------------

NET ASSETS CONSIST OF:

   PAID-IN CAPITAL                                                                    $ 125,849,204
   UNDISTRIBUTED NET INVESTMENT INCOME                                                     (260,674)
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                                     (15,163,939)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                                           (26,591,921)
                                                                                      -------------
TOTAL NET ASSETS                                                                      $  83,832,670
                                                                                      -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

NET ASSETS                                                                            $  83,832,670
SHARES OUTSTANDING                                                                       10,924,861
NET ASSET VALUE AND OFFERING PRICE                                                    $        7.67
                                                                                      -------------
INVESTMENTS AT COST (NOTE 2)                                                          $ 110,328,926
                                                                                      =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL

STATEMENTS STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS
ENDED JUNE 30, 2002 (UNAUDITED)                                   VARIABLE TRUST

                                                                                      LARGE COMPANY
                                                                                        GROWTH FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                                          $     216,223
   INTEREST                                                                                  10,627
                                                                                      -------------
TOTAL INVESTMENT INCOME                                                                     226,850

EXPENSES
   ADVISORY FEES                                                                            269,213
   ADMINISTRATION FEES                                                                       73,422
   PORTFOLIO ACCOUNTING FEES                                                                 30,819
   CUSTODY                                                                                    9,790
   TRANSFER AGENT                                                                               289
   DISTRIBUTION FEES                                                                        122,369
   LEGAL AND AUDIT FEES                                                                      10,547
   DIRECTORS' FEES                                                                            3,152
   SHAREHOLDER REPORTS                                                                        2,158
   OTHER                                                                                      1,518
                                                                                      -------------
TOTAL EXPENSES                                                                              523,276

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                                      (35,752)
   NET EXPENSES                                                                             487,524
                                                                                      -------------
NET INVESTMENT INCOME                                                                      (260,674)
                                                                                      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
  SECURITIES                                                                             (3,564,928)
                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                                 (3,564,928)
                                                                                      -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
  SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                        (16,221,753)
                                                                                      -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                     (16,221,753)
                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                  (19,786,681)
                                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $ (20,047,355)
                                                                                      =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                  LARGE COMPANY GROWTH FUND
                                                                           ---------------------------------------
                                                                                (UNAUDITED)
                                                                                    FOR THE                FOR THE
                                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                              JUNE 30, 2002      DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                      $  104,888,396         $  117,885,152
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                    (260,674)              (495,676)
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY          (3,564,928)           (10,799,189)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                         (16,221,753)           (15,277,335)
                                                                             --------------         --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (20,047,355)           (26,572,200)
                                                                             --------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                               0                (34,218)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                      8,595,443             29,904,678
   REINVESTMENT OF DIVIDENDS                                                              0                 34,218
   COST OF SHARES REDEEMED                                                       (9,603,814)           (16,329,234)
                                                                             --------------         --------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS             (1,008,371)            13,609,662
                                                                             --------------         --------------
NET INCREASE IN NET ASSETS                                                      (21,055,726)           (12,996,756)
                                                                             ==============         ==============

NET ASSETS:

ENDING NET ASSETS                                                            $   83,832,670         $  104,888,396
                                                                             --------------         --------------

SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                      968,896              2,989,913
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                             0                  3,695
   SHARES REDEEMED                                                               (1,136,903)            (1,754,419)
                                                                             --------------         --------------
NET INCREASE IN SHARES OUTSTANDING                                                 (168,007)             1,239,189
                                                                             --------------         --------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                        $     (260,674)        $            0
                                                                             ==============         ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                                     NET REALIZED
                                                            BEGINNING                         AND       ENDING
                                                            NET ASSET         NET      UNREALIZED    NET ASSET
                                                            VALUE PER  INVESTMENT  GAIN (LOSS) ON    VALUE PER
                                                                SHARE      INCOME     INVESTMENTS        SHARE
--------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)                $    9.46       (0.02)          (1.77)    $   7.67
JANUARY 1, 2001 TO DECEMBER 31, 2001                        $   11.96       (0.04)          (2.46)    $   9.46
JANUARY 1, 2000 TO DECEMBER 31, 2000                        $   12.03       (0.04)          (0.03)    $  11.96
SEPTEMBER 20, 1999 TO DECEMBER 31, 1999                     $   10.00       (0.01)           2.04     $  12.03

(1)  During each period, various fees and expenses were waived and reimbursed.
     The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
     Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       12

                                                      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                 -------------------------------------------------
                                                 NET INVESTMENT             NET              GROSS          TOTAL
                                                         INCOME        EXPENSES        EXPENSES(1)      RETURN(2)
-----------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)              (0.53)%          1.00%              1.07%        (18.92)%
JANUARY 1, 2001 TO DECEMBER 31, 2001                      (0.47)%          0.98%              1.01%        (20.88)%
JANUARY 1, 2000 TO DECEMBER 31, 2000                      (0.42)%          1.00%              1.43%         (0.58)%
SEPTEMBER 20, 1999 TO DECEMBER 31, 1999                   (0.47)%          1.00%              1.43%         20.30%

                                                 PORTFOLIO          NET ASSETS AT
                                                  TURNOVER          END OF PERIOD
                                                      RATE        (000'S OMITTED)
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)            11%            $  83,833
JANUARY 1, 2001 TO DECEMBER 31, 2001                    14%            $ 104,888
JANUARY 1, 2000 TO DECEMBER 31, 2000                     8%            $ 117,885
SEPTEMBER 20, 1999 TO DECEMBER 31, 1999                  0%            $  50,988

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION
     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Large Company Growth Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

   The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund had net estimated capital loss carryforwards at December 31, 2001 of $6,092,101, which will expire in 2009. These losses are available to offset future net realized capital gains.

     For tax purposes, the Fund had deferred post-October capital loss of $5,195,471 in 2001. The loss will be realized for tax purposes in 2002.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.55% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Peregrine Capital Management, Inc. ("Peregrine") acts as sub-adviser to the Fund. Peregrine is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets up to $25 million, 0.60% of the Fund's average daily net assets for the next $25 million, 0.50% of the Fund's average daily net assets for the next $225 million, and 0.30% of the Fund's average daily net assets in excess of $275 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.
     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     For the period ended June 30, 2002, the Fund had $10,831,733 in purchases of investments at cost and $10,792,841 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                         POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE     PAST FIVE YEARS                      OTHER DIRECTORSHIPS
Robert C. Brown          Trustee               Retired. Director, Federal Farm      None.
70                       since 1992            Credit Banks Funding Corporation
                                               and Farm Credit System Financial
                                               Assistance Corporation until
                                               February 1999.

W. Rodney Hughes         Trustee               Private Investor.                    Barclays Global Investors
75                       since 1987                                                 Funds/Master Investment
                                                                                    Portfolio, 23 portfolios.

J. Tucker Morse          Trustee               Private Investor/Real Estate         None.
57                       since 1987            Developer; Chairman of White
                                               Point Capital, LLC.

                                       16

NON-INTERESTED TRUSTEES

                         POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                      OTHER DIRECTORSHIPS
Thomas S. Goho           Trustee               Wake Forest University,              None.
59                       since 1987            Calloway School of Business
                                               and Accountancy, Benson-Pruitt
                                               Professorship since 1999,
                                               Associate Professor of Finance
                                               1994-1999.

Peter G. Gordon          Trustee               Chairman, CEO, and Co-Founder        None.
59                       since 1998            of Crystal Geyser Water Company
                         (Lead Trustee         and President of Crystal Geyser
                         since 2001)           Roxane Water Company.

Richard M. Leach         Trustee               President of Richard M. Leach        None.
68                       since 1987            Associates (a financial
                                               consulting firm).

Timothy J. Penny         Trustee               Senior Counselor to the public       None.
50                       since 1996            relations firm of Himle-Horner
                                               and Senior Fellow at the Humphrey
                                               Institute, Minneapolis, Minnesota
                                               (a public policy organization).

Donald C. Willeke        Trustee               Principal in the law firm of         None.
62                       since 1996            Willeke & Daniels.

OFFICERS

                         POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                      OTHER DIRECTORSHIPS
Michael J. Hogan         President             Executive Vice President of          None.
43                       since 2000            Wells Fargo Bank, N.A.
                                               President of Wells Fargo Funds
                                               Management, LLC since March
                                               2001. Senior Vice President of
                                               Wells Fargo Bank, N.A. from
                                               April 1997 to July 1999. Vice
                                               President of American Express
                                               Financial Advisors until
                                               April 1997.

Karla M. Rabush          Treasurer,            Senior Vice President of Wells       None.
43                       since 2000            Fargo Bank, N.A. Senior Vice
                                               President and Chief
                                               Administrative Officer of Wells
                                               Fargo Funds Management, LLC
                                               since March 2001. Vice President
                                               of Wells Fargo Bank, N.A. from
                                               December 1997 to May 2000.
                                               Prior thereto, Director of Managed
                                               Assets Investment Accounting of
                                               American Express Financial
                                               Advisors until November 1997.

C. David Messman         Secretary             Vice President and Senior            None.
42                       since 2000            Counsel of Wells Fargo
                                               Bank, N.A. Vice President
                                               and Secretary of Wells Fargo
                                               Funds Management, LLC since
                                               March 2001.

----------
  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviation for terms and entities which may have appeared in this report.

ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR        -- AMERICAN DEPOSITORY RECEIPTS
AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT        -- ALTERNATIVE MINIMUM TAX
ARM        -- ADJUSTABLE RATE MORTGAGES
BART       -- BAY AREA RAPID TRANSIT
CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC       -- CONTINGENT DEFERRED SALES CHARGE
CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
CGY        -- CAPITAL GUARANTY CORPORATION
CMT        -- CONSTANT MATURITY TREASURY
COFI       -- COST OF FUNDS INDEX
Connie Lee -- CONNIE LEE INSURANCE COMPANY
COP        -- CERTIFICATE OF PARTICIPATION
CP         -- COMMERCIAL PAPER
CTF        -- COMMON TRUST FUND
DW&P       -- DEPARTMENT OF WATER & POWER
DWR        -- DEPARTMENT OF WATER RESOURCES
EDFA       -- EDUCATION FINANCE AUTHORITY
FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA        -- FEDERAL HOUSING AUTHORITY
FHLB       -- FEDERAL HOME LOAN BANK
FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN        -- FLOATING RATE NOTES
FSA        -- FINANCIAL SECURITY ASSURANCE, INC
GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO         -- GENERAL OBLIGATION
HFA        -- HOUSING FINANCE AUTHORITY
HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR      -- LONDON INTERBANK OFFERED RATE
LLC        -- LIMITED LIABILITY CORPORATION
LOC        -- LETTER OF CREDIT
LP         -- LIMITED PARTNERSHIP
MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR       -- MULTI--FAMILY HOUSING REVENUE
MUD        -- MUNICIPAL UTILITY DISTRICT
MTN        -- MEDIUM TERM NOTE
PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
PCR        -- POLLUTION CONTROL REVENUE
PFA        -- PUBLIC FINANCE AUTHORITY
PLC        -- PRIVATE PLACEMENT
PSFG       -- PUBLIC SCHOOL FUND GUARANTY
RAW        -- REVENUE ANTICIPATION WARRANTS
RDA        -- REDEVELOPMENT AUTHORITY
RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
R&D        -- RESEARCH & DEVELOPMENT
SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
TBA        -- TO BE ANNOUNCED
TRAN       -- TAX REVENUE ANTICIPATION NOTES
USD        -- UNIFIED SCHOOL DISTRICT
V/R        -- VARIABLE RATE
WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE

MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 024 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST MONEY MARKET FUND


JUNE 30, 2002

[GRAPHIC]

                                                                  VARIABLE TRUST

     TABLE OF CONTENTS

     LETTER TO CONTRACTHOLDERS                                 1

     PERFORMANCE HIGHLIGHTS

        VARIABLE TRUST MONEY MARKET FUND                       4

     PORTFOLIO OF INVESTMENTS

        VARIABLE TRUST MONEY MARKET FUND                       6

     FINANCIAL STATEMENTS

        STATEMENT OF ASSETS AND LIABILITIES                    8

        STATEMENT OF OPERATIONS                                9

        STATEMENT OF CHANGES IN NET ASSETS                    10

        FINANCIAL HIGHLIGHTS                                  12

     NOTES TO FINANCIAL HIGHLIGHTS                            12

     NOTES TO FINANCIAL STATEMENTS                            14

     LIST OF ABBREVIATIONS                                    18

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

MONEY MARKET FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISER

   Wells Fargo Funds Management, LLC

SUB-ADVISER

   Wells Capital Management Incorporated

FUND MANAGERS

   Dave Sylvester
   Laurie White

INCEPTION DATE

   05/19/94

PERFORMANCE HIGHLIGHTS

     The Fund returned 0.67%(1) for the six-month period ended June 30, 2002. The Fund distributed $0.01 per share in dividend income and no capital gains during the period.

     After growing at a robust 6.1% in the first quarter of 2002, the economy grew at a more modest rate in the second quarter. Inflation remained benign by all measures. The Federal Reserve Board (the Fed) stayed on the sidelines during the first half of 2002, leaving short-term interest rates unchanged at 1.75%. As the period came to an end, it was unclear when the Fed would raise interest rates, given the turmoil in the stock market and the lost confidence among investors due to corporate accounting scandals. As a result, yields on money market securities declined across most maturities. With yields particularly low, our strategy was to keep average maturities relatively short. We added some yield by increasing the variable rate note component as yields on those securities became somewhat more attractive.

STRATEGIC OUTLOOK

     It is our intention to continue to be watchful on the credit quality front. The uproar over corporate accounting misstatements has placed many once-solid issuers in a liquidity bind. The short-term markets seem to be quicker to avoid "headline" risk and a number of issuers have exited the commercial paper markets. The Fed seems unlikely to raise short-term interest rates in the next few months. As long as inflation remains in check and the economic recovery remains sluggish, interest rates and yields on money market securities may likely stay low.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

   Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                       6-MONTH*    1-YEAR      5-YEAR    LIFE OF FUND
   WELLS FARGO VARIABLE TRUST MONEY MARKET FUND         0.67        2.05        4.39         4.59

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.


   FUND YIELD SUMMARY (AS OF JUNE 30, 2002)

   7-DAY CURRENT YIELD                       1.31%

   7-DAY EFFECTIVE YIELD                     1.32%

   30-DAY SIMPLE YIELD                       1.28%

   30-DAY EFFECTIVE YIELD                    1.29%

   FUND CHARACTERISTICS (AS OF JUNE 30, 2002)

   WEIGHTED AVERAGE MATURITY               54 DAYS

   NUMBER OF HOLDINGS                      36

[CHART]

PORTFOLIO ALLOCATION(2) (AS OF JUNE 30, 2002)

Commercial Paper                         38%
Notes                                    23%
Repurchase Agreements                    19%
Certificates of Deposit                  14%
Federal Agencies                          5%
Corporate Bonds                           1%

[CHART]

MATURITY DISTRIBUTION(2) (AS OF JUNE 30, 2002)

2-14 Days                              36.9%
15-29 Days                             12.3%
30-59 Days                             25.5%
60-89 Days                              8.7%
90-179 Days                            10.5%
180+ Days                               6.1%

----------
(2)  Portfolio holdings are subject to change.

VARIABLE TRUST             PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

   VARIABLE TRUST MONEY MARKET FUND

PRINCIPAL    SECURITY NAME                                                 INTEREST RATE    MATURITY DATE           VALUE
CERTIFICATES OF DEPOSIT - 12.76%
$ 2,000,000  DANSKE BANK                                                        2.59%          05/23/03         $  2,000,000
  2,000,000  NATEXIS BANQUE POPULAIRES                                          1.80           07/31/02            2,000,000
  3,000,000  SOUTHTRUST BANK NORTH AMERICA                                      4.00           08/19/02            3,000,000
  1,500,000  SWEDBANK                                                           2.51           11/25/02            1,499,881
  2,000,000  WESTDEUTSCHE LANDESBANK                                            2.17           09/11/02            2,000,000
  2,000,000  WESTDEUTSCHE LANDESBANK GIROZENTRALI NEW YORK                      1.96           08/15/02            2,000,000

TOTAL CERTIFICATES OF DEPOSIT (COST $12,499,881)                                                                  12,499,881
                                                                                                                ------------

COMMERCIAL PAPER - 37.59%
  2,500,000  AQUINAS FUNDING LLC                                                1.81^          09/13/02            2,490,750
  3,500,000  CROWN POINT CAPITAL COMPANY LLC                                    1.81^          07/11/02            3,498,250
  3,500,000  DORADA FINANCE INCORPORATED                                        1.84^          08/01/02            3,494,485
  1,000,000  DRESDNER U.S. FINANCE INCORPORATED                                 2.05^          09/09/02              996,053
  2,000,000  GENERAL ELECTRIC CAPITAL CORPORATION                               1.92^          08/07/02            1,996,095
  2,000,000  HOLDENBY CAPITAL COMPANY LLC                                       1.96^          12/12/02            1,982,144
  3,000,000  IRISH LIFE & PERMANENT PLC                                         2.28^          02/06/03            2,958,935
  3,000,000  LEXINGTON PARKER CAPITAL CORPORATION                               1.84^          09/03/02            2,990,240
  2,000,000  MORIARITY LIMITED                                                  2.16^          10/09/02            1,988,000
  3,500,000  MORTGAGE INTEREST NET TRUST                                        1.85^          07/31/02            3,494,633
  3,000,000  NEPTUNE FUNDING CORPORATION                                        1.82^          07/18/02            2,997,422
  3,000,000  NESS LLC                                                           1.96^          08/26/02            2,990,854
  2,000,000  PRUDENTIAL PLC                                                     2.29^          12/20/02            1,978,500
  3,000,000  SHELL FINANCE NETHERLAND                                           1.91^          10/22/02            2,982,015

TOTAL COMMERCIAL PAPER (COST $36,838,376)                                                                         36,838,376
                                                                                                                ------------

CORPORATE BONDS & NOTES - 27.05%
  1,500,000  AMERICAN EXPRESS CENTURION BANK+/-                                 1.84           10/07/02            1,500,000
  4,000,000  BELFORD U.S. CAPITAL COMPANY+/- (X)                                1.84           03/07/03            4,000,000
  1,000,000  CC USA INCORPORATED(X)                                             2.54           06/23/03            1,000,000
  3,000,000  EUREKA SECURITIZATION PLC+/-                                       1.81           04/15/03            3,000,000
  1,000,000  GENERAL ELECTRIC CAPITAL CORPORATION+/-                            1.79           09/19/02            1,000,000
  3,000,000  HOUSEHOLD FINANCE CORPORATION+/-                                   2.13           11/01/02            3,001,817
  3,000,000  INTERNATIONAL LEASE FINANCE CORPORATION+/-                         2.26           01/09/03            3,000,000
  2,000,000  MERRILL LYNCH & COMPANY+/-                                         1.84           05/30/03            2,000,000
  3,000,000  NORTHERN ROCK PLC+/- (X)                                           1.92           02/14/03            3,000,000
  2,000,000  SWEDBANK+/-                                                        1.82           12/16/02            1,999,814
  3,000,000  WHITE PINE FINANCE LLC+/- (X)                                      1.81           06/20/03            3,000,000

TOTAL CORPORATE BONDS & NOTES (COST $26,501,631)                                                                  26,501,631
                                                                                                                ------------

FLOATING RATE NOTES - AGENCY - 4.08%
  4,000,000  FNMA+/-                                                            1.72           12/05/02            3,999,482
                                                                                                                ------------

TOTAL FLOATING RATE NOTES - AGENCY (COST $3,999,482)                                                               3,999,482
                                                                                                                ------------

REPURCHASE AGREEMENTS - 18.44%
 14,064,000  BEAR STEARNS & COMPANY - 102% COLLATERALIZED BY
               U.S. GOVERNMENT SECURITIES                                       1.98           07/01/02           14,064,000
  2,000,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY
               U.S. GOVERNMENT  SECURITIES                                      2.03           07/01/02            2,000,000

                                        6

PRINCIPAL    SECURITY NAME                                                 INTEREST RATE    MATURITY DATE           VALUE
$ 2,000,000  JP MORGAN SECURITIES - 102%
              COLLATERALIZED BY
              U.S. GOVERNMENT SECURITIES                                        2.02%          07/01/02         $  2,000,000

TOTAL REPURCHASE AGREEMENTS (COST $18,064,000)                                                                    18,064,000
                                                                                                                ------------

TOTAL INVESTMENTS IN SECURITIES
  (COST $97,903,370)*                           99.92%                                                          $ 97,903,370
OTHER ASSETS AND LIABILITIES, NET                0.08                                                                 81,826
                                               ------                                                           ------------
TOTAL NET ASSETS                               100.00%                                                          $ 97,985,196
                                               ======                                                           ============

(X) SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISER BASED ON PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.
+/-  VARIABLE RATE SECURITIES.
^    YIELD TO MATURITY
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST    STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)

                                                                                 MONEY MARKET
                                                                                         FUND
---------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                              $  79,839,370
   REPURCHASE AGREEMENTS                                                           18,064,000
                                                                                -------------
TOTAL IN SECURITIES, AT MARKET VALUE                                               97,903,370
                                                                                -------------
   CASH                                                                                50,527
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                        247,064
                                                                                -------------
TOTAL ASSETS                                                                       98,200,961
                                                                                -------------
LIABILITIES
   DIVIDEND PAYABLE                                                                    99,340
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                        59,083
   PAYABLE TO OTHER RELATED PARTIES                                                    57,342
                                                                                -------------
TOTAL LIABILITIES                                                                     215,765
                                                                                -------------
TOTAL NET ASSETS                                                                $  97,985,196
                                                                                =============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                              $  97,985,819
   UNDISTRIBUTED NET INVESTMENT INCOME                                                     29
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                                      (652)
                                                                                -------------
TOTAL NET ASSETS                                                                $  97,985,196
                                                                                =============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
---------------------------------------------------------------------------------------------
NET ASSETS                                                                      $  97,985,196
SHARES OUTSTANDING                                                                 97,985,852
NET ASSET VALUE AND OFFERING PRICE                                              $        1.00
                                                                                -------------
INVESTMENTS AT COST (NOTE 2)                                                    $  97,903,370
                                                                                =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED               VARIABLE TRUST
JUNE 30, 2002 (UNAUDITED)

                                                                                 MONEY MARKET
                                                                                         FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INTEREST                                                                     $   1,031,784
                                                                                -------------
TOTAL INVESTMENT INCOME                                                             1,031,784
                                                                                -------------

EXPENSES
   ADVISORY FEES                                                                      199,665
   ADMINISTRATION FEES                                                                 74,874
   PORTFOLIO ACCOUNTING FEES                                                           30,801
   CUSTODY                                                                              9,983
   TRANSFER AGENT                                                                         289
   LEGAL AND AUDIT FEES                                                                25,685
   DIRECTORS' FEES                                                                      3,152
   SHAREHOLDER REPORTS                                                                 10,839
   OTHER                                                                               11,959
                                                                                -------------
TOTAL EXPENSES                                                                        367,247
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                                      0
   NET EXPENSES                                                                       367,247
                                                                                -------------
NET INVESTMENT INCOME                                                                 664,537
                                                                                -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $     664,537
                                                                                =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST   STATEMENT OF CHANGES IN NET ASSETS -- JUNE 30, 2002 (UNAUDITED)

                                                                                            MONEY MARKET FUND
                                                                              ------------------------------------------
                                                                                   (UNAUDITED)
                                                                                       FOR THE                   FOR THE
                                                                              SIX MONTHS ENDED                YEAR ENDED
                                                                                 JUNE 30, 2002         DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                         $  105,359,808             $  53,095,473
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                        664,537                 3,000,263
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                      0                       971
                                                                                --------------             -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        664,537                 3,001,234
                                                                                --------------             -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                              (664,508)               (3,000,263)
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                        28,434,553                82,314,170
   REINVESTMENT OF DIVIDENDS                                                           567,317                 3,000,263
   COST OF SHARES REDEEMED                                                         (36,376,511)              (33,051,069)
                                                                                --------------             -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                (7,374,641)               52,263,364
                                                                                --------------             -------------
NET INCREASE IN NET ASSETS                                                          (7,374,612)               52,264,335
                                                                                ==============             =============

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                               $   97,985,196             $ 105,359,808
                                                                                --------------             -------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                      28,434,552                82,308,007
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                          567,317                 3,006,426
   SHARES REDEEMED                                                                 (36,376,511)              (33,051,069)
                                                                                --------------             -------------
NET INCREASE IN SHARES OUTSTANDING                                                  (7,374,642)               52,263,364
                                                                                --------------             -------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                           $           29             $           0
                                                                                ==============             =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                       BEGINNING                  DIVIDENDS
                                                       NET ASSET          NET      FROM NET
                                                       VALUE PER   INVESTMENT    INVESTMENT
                                                           SHARE       INCOME        INCOME
-------------------------------------------------------------------------------------------
MONEY MARKET FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)               $1.00         0.01         (0.01)
JANUARY 1, 2001 TO DECEMBER 31, 2001                       $1.00         0.04         (0.04)
JANUARY 1, 2000 TO DECEMBER 31, 2000                       $1.00         0.06         (0.06)
JANUARY 1, 1999 TO DECEMBER 31, 1999                       $1.00         0.04         (0.04)
JANUARY 1, 1998 TO DECEMBER 31, 1998                       $1.00         0.05         (0.05)
JANUARY 1, 1997 TO DECEMBER 31, 1997                       $1.00         0.05         (0.05)

                                       12

                                                          ENDING   RATIO TO AVERAGE   NET ASSETS   (ANNUALIZED)
                                                       NET ASSET   --------------------------------------------
                                                       VALUE PER   NET INVESTMENT          NET           GROSS
                                                           SHARE           INCOME     EXPENSES     EXPENSES(1)
---------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)               $1.00            1.33%        0.74%           0.74%
JANUARY 1, 2001 TO DECEMBER 31, 2001                       $1.00            3.46%        0.73%           0.73%
JANUARY 1, 2000 TO DECEMBER 31, 2000                       $1.00            5.64%        0.85%           0.90%
JANUARY 1, 1999 TO DECEMBER 31, 1999                       $1.00            4.45%        0.86%           1.07%
JANUARY 1, 1998 TO DECEMBER 31, 1998                       $1.00            4.62%        0.82%           1.28%
JANUARY 1, 1997 TO DECEMBER 31, 1997                       $1.00            4.95%        0.53%           1.07%

                                                                    PORTFOLIO     NET ASSETS AT
                                                            TOTAL    TURNOVER     END OF PERIOD
                                                        RETURN(2)        RATE   (000'S OMITTED)
-----------------------------------------------------------------------------------------------
MONEY MARKET FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)                0.67%         N/A          $ 97,985
JANUARY 1, 2001 TO DECEMBER 31, 2001                        3.73%         N/A          $105,360
JANUARY 1, 2000 TO DECEMBER 31, 2000                        5.76%         N/A          $ 53,095
JANUARY 1, 1999 TO DECEMBER 31, 1999                        4.46%         N/A          $ 42,164
JANUARY 1, 1998 TO DECEMBER 31, 1998                        4.77%         N/A          $ 26,319
JANUARY 1, 1997 TO DECEMBER 31, 1997                        5.04%         N/A          $ 14,788

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Money Market Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

    The Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Fund and debt securities maturing in 60 days or less are valued using the amortized cost method. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund has net estimated capital loss carryforwards at December 31, 2001 of $391 and $291, which will expire in 2008 and 2009, respectively. These losses are available to offset future net realized capital gains.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Money Market Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.40% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     The Fund trades exclusively in short-term securities.

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***        PAST FIVE YEARS                        OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee                     Retired. Director, Federal Farm        None.
   70                       since 1992                  Credit Banks Funding Corporation
                                                        and Farm Credit System Financial
                                                        Assistance Corporation until
                                                        February 1999.

   W. Rodney Hughes         Trustee                     Private Investor.                      Barclays Global Investors
   75                       since 1987                                                         Funds/Master Investment
                                                                                               Portfolio, 23 portfolios.

   J. Tucker Morse          Trustee                     Private Investor/Real Estate           None.
   57                       since 1987                  Developer; Chairman of White
                                                        Point Capital, LLC.

NON-INTERESTED TRUSTEES

                            POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***        PAST FIVE YEARS                        OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee                     Wake Forest University,                None.
   59                       since 1987                  Calloway School of Business
                                                        and Accountancy, Benson-Pruitt
                                                        Professorship since 1999,
                                                        Associate Professor of Finance
                                                        1994-1999.

   Peter G. Gordon          Trustee                     Chairman, CEO, and Co-Founder          None.
   59                       since 1998                  of Crystal Geyser Water Company
                            (Lead Trustee since 2001)   and President of Crystal Geyser
                                                        Roxane Water Company.

   Richard M. Leach         Trustee                     President of Richard M. Leach          None.
   68                       since 1987                  Associates (a financial
                                                        consulting firm).

   Timothy J. Penny         Trustee                     Senior Counselor to the public         None.
   50                       since 1996                  relations firm of Himle-Horner
                                                        and Senior Fellow at the Humphrey
                                                        Institute, Minneapolis, Minnesota
                                                        (a public policy organization).

   Donald C. Willeke        Trustee                     Principal in the law firm of           None.
   62                       since 1996                  Willeke & Daniels.

OFFICERS

                            POSITION HELD AND           PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE           PAST FIVE YEARS                        OTHER DIRECTORSHIPS
   Michael J. Hogan         President                   Executive Vice President of            None.
   43                       since 2000                  Wells Fargo Bank, N.A.
                                                        President of Wells Fargo Funds
                                                        Management, LLC since March
                                                        2001. Senior Vice President of
                                                        Wells Fargo Bank, N.A. from
                                                        April 1997 to July 1999. Vice
                                                        President of American Express
                                                        Financial Advisors until April 1997.

   Karla M. Rabush          Treasurer,                  Senior Vice President of Wells         None.
   43                       since 2000                  Fargo Bank, N.A. Senior Vice
                                                        President and Chief
                                                        Administrative Officer of Wells
                                                        Fargo Funds Management, LLC
                                                        since March 2001. Vice President
                                                        of Wells Fargo Bank, N.A. from
                                                        December 1997 to May 2000.
                                                        Prior thereto, Director of Managed
                                                        Assets Investment Accounting of
                                                        American Express Financial
                                                        Advisors until November 1997.

   C. David Messman         Secretary                   Vice President and Senior              None.
   42                       since 2000                  Counsel of Wells Fargo
                                                        Bank, N.A. Vice President
                                                        and Secretary of Wells Fargo
                                                        Funds Management, LLC since
                                                        March 2001.

----------
     * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
    ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees,
       J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
   *** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR        -- AMERICAN DEPOSITORY RECEIPTS
AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT        -- ALTERNATIVE MINIMUM TAX
ARM        -- ADJUSTABLE RATE MORTGAGES
BART       -- BAY AREA RAPID TRANSIT
CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC       -- CONTINGENT DEFERRED SALES CHARGE
CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
CGY        -- CAPITAL GUARANTY CORPORATION
CMT        -- CONSTANT MATURITY TREASURY
COFI       -- COST OF FUNDS INDEX
Connie Lee -- CONNIE LEE INSURANCE COMPANY
COP        -- CERTIFICATE OF PARTICIPATION
CP         -- COMMERCIAL PAPER
CTF        -- COMMON TRUST FUND
DW&P       -- DEPARTMENT OF WATER & POWER
DWR        -- DEPARTMENT OF WATER RESOURCES
EDFA       -- EDUCATION FINANCE AUTHORITY
FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA        -- FEDERAL HOUSING AUTHORITY
FHLB       -- FEDERAL HOME LOAN BANK
FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN        -- FLOATING RATE NOTES
FSA        -- FINANCIAL SECURITY ASSURANCE, INC
GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO         -- GENERAL OBLIGATION
HFA        -- HOUSING FINANCE AUTHORITY
HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR      -- LONDON INTERBANK OFFERED RATE
LLC        -- LIMITED LIABILITY CORPORATION
LOC        -- LETTER OF CREDIT
LP         -- LIMITED PARTNERSHIP
MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR       -- MULTI--FAMILY HOUSING REVENUE
MUD        -- MUNICIPAL UTILITY DISTRICT
MTN        -- MEDIUM TERM NOTE
PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
PCR        -- POLLUTION CONTROL REVENUE
PFA        -- PUBLIC FINANCE AUTHORITY
PLC        -- PRIVATE PLACEMENT
PSFG       -- PUBLIC SCHOOL FUND GUARANTY
RAW        -- REVENUE ANTICIPATION WARRANTS
RDA        -- REDEVELOPMENT AUTHORITY
RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
R&D        -- RESEARCH & DEVELOPMENT
SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
TBA        -- TO BE ANNOUNCED
TRAN       -- TAX REVENUE ANTICIPATION NOTES
USD        -- UNIFIED SCHOOL DISTRICT
V/R        -- VARIABLE RATE
WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE


MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 025 (6/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO VARIABLE TRUST FUNDS

SEMI-ANNUAL REPORT

VARIABLE TRUST SMALL CAP GROWTH FUND

JUNE 30, 2002

[GRAPHIC]

                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                           1

PERFORMANCE HIGHLIGHTS
   VARIABLE TRUST SMALL CAP GROWTH FUND                             4

PORTFOLIO OF INVESTMENTS
   VARIABLE TRUST SMALL CAP GROWTH FUND                             6

FINANCIAL STATEMENTS
   STATEMENT OF ASSETS AND LIABILITIES                             11
   STATEMENT OF OPERATIONS                                         12
   STATEMENT OF CHANGES IN NET ASSETS                              13
   FINANCIAL HIGHLIGHTS                                            14

NOTES TO FINANCIAL HIGHLIGHTS                                      14

NOTES TO FINANCIAL STATEMENTS                                      16

LIST OF ABBREVIATIONS                                              20

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                                  VARIABLE TRUST

DEAR VALUED CONTRACTHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of Wells Fargo Variable Trust Funds for the six-month period ended June 30, 2002.

     The bear market in stocks continued, as investors became increasingly concerned about the integrity of corporate accounting. A number of companies, such as WorldCom and Xerox, announced that profits would need to be restated, causing investors to worry that they couldn't trust the numbers they were using to justify buying stocks. This lack of confidence had global implications, as investors throughout the world began to withdraw from U.S. markets, causing the U.S. dollar to decline in value. Meanwhile, the U.S. economy recovered from the recession in 2001, although the speed of the recovery was slower than expected. And, the threat of terrorism continued to linger in the background, punctuated by suicide bombings in the Middle East and the approaching anniversary of the September 11 attacks.

BONDS BENEFIT

     The turmoil in the stock market over the reporting period helped bonds, as investors searched for alternative investments. During the first six months of 2002, the Lehman Brothers Aggregate Bond Index (the Index) of taxable, investment-grade bonds reached 3.8%, leaving the Index on track for its best three-year performance since 1995-1997. Flight to quality concerns drove a wedge between high-quality government bond returns and lower-rated corporate issues that were hardest hit by the effect of accounting irregularities on credit quality. Bonds issued by telecommunications companies were tarnished, even if they had no connection to WorldCom. On the plus side, most asset-backed securities -- bonds backed by credit cards, auto loans, etc. -- performed well, while mortgage-backed securities lagged due to prepayment risk associated with falling interest rates.

     Partly because of the turmoil in the markets, the sluggish economic recovery and the added risks generated by corporate malfeasance, the Federal Reserve Board (the Fed) kept interest rates at historically low levels during the first half of 2002. For example, the rate of 1.75% at the end of the period was the lowest level in 40 years. Still, the odds have tilted against any interest rate hikes by the Fed before late 2002. As a result, money market yields, which track short-term interest rates, remained very modest during the period.

STOCKS LOOK BETTER

     Stocks that held their value the best during the period included defensive areas, such as food and beverages, or industries that benefited from low interest rates, such as housing and retailing. These gains were offset by poor performance by technology, telecommunications, media and pharmaceutical stocks. Technology companies continued to see a lack of capital spending by businesses while telecommunications companies were plagued by overcapacity and accounting concerns. Media companies were mired in an advertising slump while pharmaceutical companies saw patents expire without a plentiful pipeline of new products.

     What might turn all of this around? An absence of headlines about corporate accounting misdeeds may be a good start. In addition, the slow economic recovery should finally translate into better profits in the second half of 2002. In particular, growth stocks, which have lagged value stocks, were selling at increasingly attractive prices as the period came to a close.

     To be sure, the market's focus on quality isn't likely to change soon, keeping U.S. Government bonds and higher quality corporate issues ahead of the pack. An earnings recovery could provide a catalyst for a rebound in lower rated corporate bonds, as well as an absence of new headlines. Mortgage-backed securities could likely struggle with prepayment risk as long as interest rates remain historically low. However, mortgages are attractive because they offer significantly higher yields than U.S. Treasury securities.

     Regardless of the near-term market outlook, we encourage investors to remain focused on their long-term financial goals. For questions about your investments, please contact your investment professional.

     We want to thank you for the confidence in us that your investment represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity during the balance of 2002 and beyond.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

VARIABLE TRUST                                            PERFORMANCE HIGHLIGHTS

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

     The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISER

     Wells Fargo Funds Management, LLC

SUB-ADVISER

     Wells Capital Management Incorporated

FUND MANAGERS

     Tom Zeifang, CFA
     Chris Greene

INCEPTION DATE

     05/01/95

PERFORMANCE HIGHLIGHTS

     The Fund returned (22.93)%(1) for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 2000 Index(2), which returned (4.70)%.

     Growth stocks were hit hard during the first half of 2002 as corporate accounting scandals and tensions in the Middle East took their turns beating down investor confidence. Regardless of market capitalization, companies with higher than average expected growth rates suffered disproportionately relative to slower growth companies. In addition, companies without strong current profitability were shunned by investors, as were companies that had used non-traditional valuation measures.

     Consistent with our investment style, we continued to focus on companies with attractive growth rates, strong cash flows, and attractive stock prices. Many of these stocks were found in the technology, health care and consumer sectors. However, most technology stocks performed very poorly during the period. In the health care sector, pharmaceutical stocks did poorly, but health care management companies fared better. In general, consumer stocks did relatively well, reflecting the low interest-rate environment.

     Although economic data was more consistent with a moderate growth scenario than a double dip into recession, stock prices behaved as if the latter were taking place. Such a "disconnect" is not unprecedented but is rare. In 1962 and 1987, the stock market produced poor returns despite a relatively healthy economy.

STRATEGIC OUTLOOK

     By historical standards, the current bear market is lengthy, having reached 28 months through June 2002, the longest since the 36-month bear market in the late 1940s. Our view is that investors should remain patient and stay true to their long-term asset allocation. The small cap growth category has historically produced bursts of upward price momentum when least expected.

----------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through April 30, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

    Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 8% of the U.S. equity market. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2002)

                                                             6-MONTH*  1-YEAR    5-YEAR  LIFE OF FUND
WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND             (22.93)   (28.91)   (7.68)     1.00
BENCHMARK
 RUSSELL 2000 INDEX(2)                                        (4.70)    (8.60)    4.44      3.69

*  RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

CHARACTERISTICS (AS OF JUNE 30, 2002)

BETA**                                                   1.62
PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)            29.6x
PRICE TO BOOK RATIO                                      2.2x
MEDIAN MARKET CAP ($B)                             $      0.8
PORTFOLIO TURNOVER                                     106.61%
NUMBER OF HOLDINGS                                        116
NAV                                                $     6.05

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENT. THE BENCHMARK BETA IS
   1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3) (AS OF JUNE 30, 2002)

FIRST HORIZON PHARMACEUTICAL CORPORATION           2.54%
AGILE SOFTWARE CORPORATION                         2.00%
RENT-A-CENTER INCORPORATED                         1.95%
NETIQ CORPORATION                                  1.94%
EXAR CORPORATION                                   1.73%
ALPHARMA INCORPORATED                              1.66%
DUANE READE INCORPORATED                           1.57%
TETRA TECH INCORPORATED                            1.49%
NEW YORK COMMUNITY BANCORP                         1.46%
AMERIPATH INCORPORATED                             1.44%

[CHART]

SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2002)

Information Technology             25%
Health Care                        21%
Consumer Discretionary             15%
Financial                           9%
Industrials                         9%
Energy                              8%
Cash                                8%
Consumer Staples                    3%
Materials                           2%

[CHART]

GROWTH OF $10,000 INVESTMENT(5)

           WELLS FARGO VARIABLE
                TRUST SMALL CAP
                    GROWTH FUND           RUSSELL 2000 INDEX
 4/95                   $10,000                 $10,000
 5/95                   $10,040                 $10,172
 6/95                   $10,670                 $10,700
 7/95                   $11,740                 $11,316
 8/95                   $11,970                 $11,549
 9/95                   $11,920                 $11,756
10/95                   $11,280                 $11,231
11/95                   $11,590                 $11,702
12/95                   $11,595                 $12,011
 1/96                   $11,636                 $11,999
 2/96                   $11,957                 $12,374
 3/96                   $12,484                 $12,626
 4/96                   $13,891                 $13,301
 5/96                   $14,419                 $13,827
 6/96                   $13,405                 $13,259
 7/96                   $12,112                 $12,100
 8/96                   $13,177                 $12,803
 9/96                   $13,819                 $13,303
10/96                   $14,088                 $13,099
11/96                   $14,750                 $13,638
12/96                   $15,243                 $13,997
 1/97                   $15,571                 $14,277
 2/97                   $14,690                 $13,931
 3/97                   $13,482                 $13,274
 4/97                   $13,087                 $13,311
 5/97                   $15,729                 $14,792
 6/97                   $16,011                 $15,426
 7/97                   $17,039                 $16,143
 8/97                   $17,468                 $16,513
 9/97                   $18,778                 $17,721
10/97                   $17,569                 $16,941
11/97                   $16,824                 $16,833
12/97                   $16,735                 $17,129
 1/98                   $16,341                 $16,860
 2/98                   $17,889                 $18,108
 3/98                   $18,387                 $18,856
 4/98                   $18,427                 $18,962
 5/98                   $17,089                 $17,941
 6/98                   $17,233                 $17,979
 7/98                   $15,397                 $16,525
 8/98                   $11,817                 $13,315
 9/98                   $12,420                 $14,357
10/98                   $12,944                 $14,943
11/98                   $13,705                 $15,726
12/98                   $14,312                 $16,699
 1/99                   $13,865                 $16,921
 2/99                   $12,563                 $15,550
 3/99                   $12,287                 $15,793
 4/99                   $12,984                 $17,208
 5/99                   $12,958                 $17,459
 6/99                   $13,628                 $18,248
 7/99                   $13,615                 $17,747
 8/99                   $13,707                 $17,090
 9/99                   $14,234                 $17,093
10/99                   $16,325                 $17,163
11/99                   $19,061                 $18,188
12/99                   $23,797                 $20,247
 1/00                   $24,323                 $19,921
 2/00                   $30,309                 $23,210
 3/00                   $26,402                 $21,680
 4/00                   $23,179                 $20,375
 5/00                   $20,719                 $19,187
 6/00                   $25,731                 $20,861
 7/00                   $24,192                 $20,189
 8/00                   $27,369                 $21,729
 9/00                   $26,762                 $21,090
10/00                   $23,047                 $20,150
11/00                   $17,224                 $18,080
12/00                   $18,424                 $19,634
 1/01                   $18,637                 $20,656
 2/01                   $14,803                 $19,301
 3/01                   $12,655                 $18,358
 4/01                   $14,732                 $19,793
 5/01                   $14,750                 $20,280
 6/01                   $15,105                 $20,980
 7/01                   $14,164                 $19,845
 8/01                   $13,046                 $19,204
 9/01                   $10,774                 $18,639
10/01                   $12,034                 $19,729
11/01                   $12,957                 $21,257
12/01                   $13,933                 $22,568
 1/02                   $13,241                 $22,333
 2/02                   $12,069                 $21,721
 3/02                   $13,099                 $23,468
 4/02                   $12,495                 $23,681
 5/02                   $11,750                 $22,630
 6/02                   $10,738                 $21,508

----------
(3) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(4) Portfolio holdings are subject to change.

(5) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund for the life of the Fund with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST             PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)

  VARIABLE TRUST SMALL CAP GROWTH FUND

SHARES      SECURITY NAME                                                           VALUE
COMMON STOCK - 98.93%

AMUSEMENT & RECREATION SERVICES - 0.68%
    28,025  PENN NATIONAL GAMING INCORPORATED+                                  $     508,654
                                                                                -------------

APPAREL & ACCESSORY STORES - 2.69%
    77,700  CHARMING SHOPPES+                                                         671,328
    19,600  TOO INCORPORATED+                                                         603,680
    29,900  WET SEAL INCORPORATED CLASS A+                                            726,570

                                                                                    2,001,578
                                                                                -------------

BUSINESS SERVICES - 17.50%
    88,406  ADMINISTAFF INCORPORATED+                                                 884,060
   219,450  AGILE SOFTWARE CORPORATION+                                             1,595,402
    58,425  BEA SYSTEMS INCORPORATED+                                                 549,779
    23,375  BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                              408,595
    38,550  CARREKER CORPORATION+                                                     436,386
    66,700  F5 NETWORKS INCORPORATED+                                                 652,326
    15,137  FIDELITY NATIONAL INFORMATION SOLUTIONS INCORPORATED+                     363,288
    18,828  INFORMATICA CORPORATION+                                                  133,491
    11,400  INTERNET SECURITY SYSTEMS INCORPORATED+                                   149,568
    91,300  MICROMUSE INCORPORATED+                                                   406,285
    36,575  NCO GROUP INCORPORATED+                                                   796,604
    68,513  NETIQ CORPORATION+                                                      1,550,449
    44,500  ON ASSIGNMENT INCORPORATED+                                               792,100
    24,425  OVERTURE SERVICES INCORPORATED+                                           610,137
    31,950  PRECISE SOFTWARE SOLUTIONS LIMITED+                                       305,123
    63,113  QUEST SOFTWARE INCORPORATED+                                              917,032
    26,809  RENT-A-CENTER INCORPORATED+                                             1,555,189
     5,988  TAKE-TWO INTERACTIVE SOFTWARE+                                            123,293
    19,388  THQ INCORPORATED+                                                         578,134
    21,115  VERINT SYSTEMS INCORPORATED+                                              238,541

                                                                                   13,045,782
                                                                                -------------

CHEMICALS & ALLIED PRODUCTS - 9.69%
    78,125  ALPHARMA INCORPORATED CLASS A                                           1,326,563
    11,750  CAMBREX CORPORATION                                                       471,175
    56,000  CELL THERAPEUTICS INCORPORATED+                                           305,704
    98,130  FIRST HORIZON PHARMACEUTICAL CORPORATION+                               2,030,310
    24,622  NEUROCRINE BIOSCIENCES INCORPORATED+                                      705,420
    84,137  NOVAVAX INCORPORATED+                                                     358,424
    35,872  OLIN CORPORATION                                                          794,565
    25,935  PENWEST PHARMACEUTICALS COMPANY+                                          505,732
    23,725  SCIOS INCORPORATED+                                                       726,221

                                                                                    7,224,114
                                                                                -------------

                                        6

SHARES      SECURITY NAME                                                           VALUE
COMMUNICATIONS - 5.00%
   103,625  AMERICAN TOWER CORPORATION CLASS A+                                 $     357,506
    40,924  CUMULUS MEDIA INCORPORATED CLASS A+                                       563,933
    14,732  EMMIS COMMUNICATIONS CORPORATION+                                         312,171
    49,995  ENTRAVISION COMMUNICATIONS CORPORATION+                                   612,439
   101,175  EXTREME NETWORKS+                                                         988,480
    35,774  SALEM COMMUNICATIONS CORPORATION CLASS A+                                 889,699

                                                                                    3,724,228
                                                                                -------------

DOMESTIC DEPOSITORY INSTITUTIONS - 5.32%
    40,917  BANKUNITED FINANCIAL CORPORATION CLASS A+                                 783,561
    19,925  GREATER BAY BANCORP                                                       612,893
    42,975  NEW YORK COMMUNITY BANCORP INCORPORATED                                 1,164,623
    26,950  SOUTHWEST BANCORP OF TEXAS INCORPORATED+                                  976,129
     8,575  TEXAS REGIONAL BANCSHARES INCORPORATED                                    425,396

                                                                                    3,962,602
                                                                                -------------

EATING & DRINKING PLACES - 1.58%
    39,725  BUCA INCORPORATED+                                                        756,761
    17,094  CALIFORNIA PIZZA KITCHEN+                                                 423,931

                                                                                    1,180,692
                                                                                -------------

EDUCATIONAL SERVICES - 1.51%
    11,700  LEARNING TREE INTERNATIONAL+                                              216,918
    45,575  SYLVAN LEARNING SYSTEMS INCORPORATED+                                     908,766

                                                                                    1,125,684
                                                                                -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
 EXCEPT COMPUTER EQUIPMENT - 9.82%
    26,200  ADVANCED ENERGY INDUSTRIES INCORPORATED+                                  581,116
    31,175  ARM HOLDINGS PLC ADR+                                                     203,261
    11,825  ASM INTERNATIONAL NV ADR+                                                 204,100
    83,890  CENTILLIUM COMMUNICATIONS INCORPORATED+                                   731,521
    70,000  EXAR CORPORATION+                                                       1,380,400
    20,700  INTEGRATED CIRCUIT SYSTEMS INCORPORATED+                                  417,933
       550  INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                  9,977
    46,949  INTERSIL CORPORATION CLASS A+                                           1,003,770
     8,175  L-3 COMMUNICATIONS HOLDINGS INCORPORATED+                                 441,450
    81,689  MICROTUNE INCORPORATED+                                                   727,849
    23,925  POWERWAVE TECHNOLOGIES INCORPORATED+                                      219,153
    19,750  SEMTECH CORPORATION+                                                      527,325
    29,575  SKYWORKS SOLUTIONS INCORPORATED+                                          164,141
    20,975  VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                   711,681

                                                                                    7,323,677
                                                                                -------------

                                        7

SHARES      SECURITY NAME                                                           VALUE
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.34%
    32,170  ICON PLC ADR+                                                       $     916,845
    16,525  MYRIAD GENETICS INCORPORATED+                                             336,119
    36,450  PRG-SCHULTZ INTERNATIONAL INCORPORATED+                                   448,700
    22,275  TRANSKARYOTIC THERAPIES INCORPORATED+                                     803,014
    30,150  WATSON WYATT & COMPANY HOLDINGS+                                          730,232

                                                                                    3,234,910
                                                                                -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.53%
    28,275  TOWER AUTOMOTIVE INCORPORATED+                                            394,436
                                                                                -------------

HEALTH SERVICES - 7.12%
    10,375  ACCREDO HEALTH INCORPORATED+                                              478,703
    47,800  AMERIPATH INCORPORATED+                                                 1,147,200
    24,725  APRIA HEALTHCARE GROUP INCORPORATED+                                      553,840
    41,510  COVANCE INCORPORATED+                                                     778,313
    25,175  INVERESK RESEARCH GROUP INCORPORATED+                                     327,527
    27,775  OPTION CARE INCORPORATED+                                                 381,629
    24,850  PEDIATRIX MEDICAL GROUP INCORPORATED+                                     621,249
    32,450  SYNCOR INTERNATIONAL CORPORATION+                                       1,022,174

                                                                                    5,310,635
                                                                                -------------

HOLDING & OTHER INVESTMENT OFFICES - 1.23%
    14,915  AFFILIATED MANAGERS GROUP INCORPORATED+                                   917,273
                                                                                -------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.05%
   116,926  ADVANCED DIGITAL INFORMATION CORPORATION+                                 985,686
     8,600  BROOKS-PRI AUTOMATION INCORPORATED+                                       219,816
    35,475  FMC TECHNOLOGIES INCORPORATED+                                            729,721
    24,650  GRANT PRIDECO INCORPORATED+                                               335,240

                                                                                    2,270,463
                                                                                -------------

INSURANCE CARRIERS - 2.02%
    27,150  CENTENE CORPORATION+                                                      841,107
    49,269  MAX RE CAPITAL LIMITED                                                    665,132

                                                                                    1,506,239
                                                                                -------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
 OPTICAL GOODS - 5.38%
    12,425  IGEN INTERNATIONAL INCORPORATED+                                          391,388
    19,600  INTEGRA LIFESCIENCES HOLDINGS CORPORATION+                                426,300
    13,975  ITRON INCORPORATED+                                                       366,564
    30,176  MEDSOURCE TECHNOLOGIES INCORPORATED+                                      369,656
    24,875  PHOTON DYNAMICS INCORPORATED+                                             746,250
    11,675  TERADYNE INCORPORATED+                                                    274,363
    33,000  THERASENSE INCORPORATED+                                                  608,520
    24,950  VARIAN INCORPORATED+                                                      822,102

                                                                                    4,005,143
                                                                                -------------

                                        8

SHARES      SECURITY NAME                                                           VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.83%
     9,300  NAUTILUS GROUP INCORPORATED+                                        $     284,580
    12,300  YANKEE CANDLE COMPANY INCORPORATED+                                       333,330

                                                                                      617,910
                                                                                -------------

MISCELLANEOUS RETAIL - 3.19%
    36,850  DUANE READE INCORPORATED+                                               1,254,743
    14,825  J JILL GROUP INCORPORATED+                                                562,609
    27,043  WHITEHALL JEWELLERS INCORPORATED+                                         560,060

                                                                                    2,377,412
                                                                                -------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.26%
    36,800  ARKANSAS BEST CORPORATION+                                                937,664
                                                                                -------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.28%
    42,175  METRIS COMPANIES INCORPORATED                                             350,474
    21,921  WFS FINANCIAL INCORPORATED+                                               600,855

                                                                                      951,329
                                                                                -------------

OIL & GAS EXTRACTION - 7.42%
    10,525  EVERGREEN RESOURCES INCORPORATED+                                         447,313
   107,370  KEY ENERGY SERVICES INCORPORATED+                                       1,117,722
    21,191  NEWFIELD EXPLORATION COMPANY+                                             787,707
    23,325  PATTERSON-UTI ENERGY INCORPORATED+                                        658,465
    43,506  PRIDE INTERNATIONAL INCORPORATED+                                         681,319
    44,925  TETRA TECHNOLOGIES INCORPORATED+                                        1,192,758
    22,870  TOM BROWN INCORPORATED+                                                   648,364

                                                                                    5,533,648
                                                                                -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.77%
    19,925  RAYMOND JAMES FINANCIAL INCORPORATED                                      573,840
                                                                                -------------

TRANSPORTATION BY AIR - 0.59%
    20,350  ATLANTIC COAST AIRLINES HOLDINGS+                                         441,595
                                                                                -------------

WHOLESALE TRADE-DURABLE GOODS - 1.86%
       375  AVNET INCORPORATED+                                                         8,246
    31,350  INSIGHT ENTERPRISES INCORPORATED+                                         789,707
    25,504  KNIGHT TRANSPORTATION INCORPORATED+                                       591,438

                                                                                    1,389,391
                                                                                -------------

WHOLESALE TRADE-NONDURABLE GOODS - 4.27%
    15,875  D & K HEALTHCARE RESOURCES INCORPORATED                                   559,754
    21,044  ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                               147,309
    40,525  FLEMING COMPANIES INCORPORATED                                            743,634
    34,475  PRIORITY HEALTHCARE CORPORATION+                                          810,163
    34,725  SCHOOL SPECIALTY INCORPORATED+                                            922,295

                                                                                    3,183,155
                                                                                -------------

TOTAL COMMON STOCK (COST $81,089,627)                                              73,742,054
                                                                                -------------

                                        9

PRINCIPAL   SECURITY NAME                          INTEREST RATE   MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 8.13%

REPURCHASE AGREEMENTS - 8.13%
$6,064,038  BANC OF AMERICA SECURITIES -
             102% COLLATERALIZED BY
             U.S. GOVERNMENT SECURITIES                 1.98%         07/01/02    $   6,064,038

TOTAL SHORT-TERM INVESTMENTS (COST $6,064,038)                                        6,064,038
                                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $87,153,665)*                        107.06%                                $  79,806,092
OTHER ASSETS AND LIABILITIES, NET           (7.06)                                   (5,262,376)
                                           ------                                 -------------
TOTAL NET ASSETS                           100.00%                                $  74,543,716
                                           ======                                 =============

+ NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

  GROSS UNREALIZED APPRECIATION                                $   2,823,935
  GROSS UNREALIZED DEPRECIATION                                  (10,171,508)
                                                               -------------
  NET UNREALIZED DEPRECIATION                                  $  (7,347,573)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS & LIABILITIES -- JUNE 30, 2002 (UNAUDITED)    VARIABLE TRUST

                                                                                   SMALL CAP
                                                                                 GROWTH FUND
--------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                              $ 73,742,054
   REPURCHASE AGREEMENTS                                                           6,064,038
                                                                                ------------
TOTAL IN SECURITIES, AT MARKET VALUE                                              79,806,092
                                                                                ------------
   CASH                                                                               50,001
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                         4,131
   RECEIVABLE FOR INVESTMENTS SOLD                                                   869,322
   RECEIVABLE FOR FUND SHARES ISSUED                                                   1,168
                                                                                ------------
TOTAL ASSETS                                                                      80,730,714
                                                                                ------------

LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                               6,089,695
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                       70,732
   PAYABLE TO OTHER RELATED PARTIES                                                   24,568
   ACCRUED EXPENSES AND OTHER LIABILITIES                                              2,003
                                                                                ------------
TOTAL LIABILITIES                                                                  6,186,998
                                                                                ------------
TOTAL NET ASSETS                                                                $ 74,543,716
                                                                                ============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                              $109,839,988
   UNDISTRIBUTED NET INVESTMENT INCOME                                              (328,887)
   UNDISTRIBUTED NET REALIZED (LOSS) ON INVESTMENTS                              (27,619,812)
   NET UNREALIZED APPRECIATION OF INVESTMENTS                                     (7,347,573)
                                                                                ------------
TOTAL NET ASSETS                                                                $ 74,543,716
                                                                                ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
--------------------------------------------------------------------------------------------
NET ASSETS                                                                      $ 74,543,716
SHARES OUTSTANDING                                                                12,328,805
NET ASSET VALUE AND OFFERING PRICE                                              $       6.05
                                                                                ------------
INVESTMENTS AT COST (NOTE 2)                                                    $ 87,153,665
                                                                                ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST               STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2002 (UNAUDITED)

                                                                                    SMALL CAP
                                                                                  GROWTH FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                                    $      44,561
   INTEREST                                                                            34,498
                                                                                -------------
TOTAL INVESTMENT INCOME                                                                79,059
                                                                                -------------

EXPENSES
   ADVISORY FEES                                                                      255,797
   ADMINISTRATION FEES                                                                 51,159
   PORTFOLIO ACCOUNTING FEES                                                           31,007
   CUSTODY                                                                              6,821
   TRANSFER AGENT                                                                         359
   DISTRIBUTION FEES                                                                   85,266
   LEGAL AND AUDIT FEES                                                                10,037
   DIRECTORS' FEES                                                                      3,152
   SHAREHOLDER REPORTS                                                                  1,668
   OTHER                                                                                5,893
                                                                                -------------
TOTAL EXPENSES                                                                        451,160
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                                (43,214)
   NET EXPENSES                                                                       407,946
                                                                                -------------
NET INVESTMENT INCOME                                                                (328,887)
                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
    SECURITIES                                                                     (5,907,945)
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS                           (5,907,945)
                                                                                -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
    SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                (12,184,920)
                                                                                -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS               (12,184,920)
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                            (18,092,865)
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (18,421,752)
                                                                                =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                                VARIABLE TRUST

                                                                                                     SMALL CAP GROWTH FUND
                                                                                           ---------------------------------------
                                                                                                (UNAUDITED)
                                                                                                    FOR THE            FOR THE
                                                                                           SIX MONTHS ENDED         YEAR ENDED
                                                                                              JUNE 30, 2002  DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                                                        $ 57,216,449       $ 33,610,489

OPERATIONS:
   NET INVESTMENT INCOME (LOSS)                                                                    (328,887)          (295,248)
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                          (5,907,945)       (13,699,561)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND
    TRANSLATION OF FOREIGN CURRENCY                                                             (12,184,920)         7,167,958
                                                                                               ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (18,421,752)        (6,826,851)
                                                                                               ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD                                                                     39,028,892         35,531,515
   COST OF SHARES REDEEMED                                                                       (3,279,873)        (5,098,704)
                                                                                               ------------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                             35,749,019         30,432,811
                                                                                               ------------       ------------
NET INCREASE IN NET ASSETS                                                                       17,327,267         23,605,960
                                                                                               ------------       ------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                              $ 74,543,716       $ 57,216,449
                                                                                               ------------       ------------
SHARE ISSUED AND REDEEMED:
   SHARES SOLD                                                                                    5,525,749          4,725,984
   SHARES REDEEMED                                                                                 (481,334)          (678,120)
                                                                                               ------------       ------------
NET INCREASE IN SHARES OUTSTANDING                                                                5,044,415          4,047,864
                                                                                               ------------       ------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                                          $   (328,887)      $          0
                                                                                               ============       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS

                                                                                   NET REALIZED
                                                        BEGINNING                           AND    DIVIDENDS   DISTRIBUTIONS
                                                        NET ASSET          NET       UNREALIZED     FROM NET        FROM NET
                                                        VALUE PER   INVESTMENT   GAIN (LOSS) ON   INVESTMENT        REALIZED
                                                            SHARE       INCOME      INVESTMENTS       INCOME           GAINS
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)               $ 7.85        (0.03)           (1.77)        0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001                       $10.38        (0.04)           (2.49)        0.00            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000                       $18.09        (0.08)           (3.71)        0.00           (3.15)
JANUARY 1, 1999 TO DECEMBER 31, 1999                       $10.88        (0.04)            7.25         0.00            0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                       $12.77         0.03            (1.89)       (0.03)           0.00
JANUARY 1, 1997 TO DECEMBER 31, 1997                       $13.50         0.01             1.24        (0.01)          (1.59)

(1)  During each period, various fees and expenses were waived and reimbursed.
     The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
     Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       14

                                                            ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                               RETURN    NET ASSET   --------------------------------------------
                                                   OF    VALUE PER   NET INVESTMENT        NET          GROSS            TOTAL
                                              CAPITAL        SHARE           INCOME   EXPENSES    EXPENSES(1)        RETURN(2)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)     0.00       $ 6.05            (0.96)%     1.20%          1.32%          (22.93)%
JANUARY 1, 2001 TO DECEMBER 31, 2001             0.00       $ 7.85            (0.85)%     1.18%          1.32%          (24.37)%
JANUARY 1, 2000 TO DECEMBER 31, 2000            (0.77)      $10.38            (0.72)%     1.20%          2.41%          (22.58)%
JANUARY 1, 1999 TO DECEMBER 31, 1999             0.00       $18.09            (0.37)%     0.95%          1.94%           66.27%
JANUARY 1, 1998 TO DECEMBER 31, 1998             0.00       $10.88             0.31%      0.80%          1.51%          (14.47)%
JANUARY 1, 1997 TO DECEMBER 31, 1997            (0.38)      $12.77             0.07%      0.80%          1.88%            9.87%

                                            PORTFOLIO     NET ASSETS AT
                                             TURNOVER     END OF PERIOD
                                                 RATE   (000'S OMITTED)
------------------------------------------------------------------------
SMALL CAP GROWTH FUND
JANUARY 1, 2002 TO JUNE 30, 2002 (UNAUDITED)      107%           $74,544
JANUARY 1, 2001 TO DECEMBER 31, 2001              218%           $57,216
JANUARY 1, 2000 TO DECEMBER 31, 2000              260%           $33,610
JANUARY 1, 1999 TO DECEMBER 31, 1999              314%           $23,819
JANUARY 1, 1998 TO DECEMBER 31, 1998              135%           $13,295
JANUARY 1, 1997 TO DECEMBER 31, 1997              209%           $11,482

VARIABLE TRUST                                     NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds as of the end of the reporting period. These financial statements present the Small Cap Growth Fund (the "Fund"). The Fund is available exclusively as a pooled funding vehicle for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market, are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities, excluding repurchase agreements, maturing in 60 days or less are valued using the amortized cost method which involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC ("Funds Management"). The repurchase agreements must be fully collateralized based on values that are marked to market daily.

   The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statement of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2002.

     The Fund had net estimated capital loss carryforwards at December 31, 2001 of $19,420,876, which will expire in 2009. These losses are available to offset future net realized capital gains.

     For tax purposes, the Fund had deferred post-October capital loss of $665,988 in 2001. The loss will be realized for tax purposes in 2002.

3. ADVISORY FEES

     The Trust has entered into a separate advisory contract on behalf of the Fund with Funds Management. Pursuant to the contract, Funds Management has agreed to provide the Fund with daily portfolio management, for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.75% of its average daily net assets.

     Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million and 0.20% of the Fund's average daily net assets in excess of $200 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. at a rate of 0.25% of the average daily net assets of the Fund. The distribution fees paid on behalf of the Fund for the period ended June 30, 2002 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Fund for the six months ended June 30, 2002 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Fund. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations for the period ended June 30, 2002 were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     For the period ended June 30, 2002, the Fund had $105,749,071 in purchases of investments at cost and $69,837,940 in proceeds from sales of investments. These figures exclude short-term securities (securities with maturities of one year or less at purchase date).

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                         POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE          LENGTH OF SERVICE ***   PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Robert C. Brown       Trustee                 Retired. Director, Federal        None.
   70                    since 1992              Farm Credit Banks Funding
                                                 Corporation and Farm Credit
                                                 System Financial Assistance
                                                 Corporation until February
                                                 1999.

   W. Rodney Hughes      Trustee                 Private Investor.                 Barclays Global Investors
   75                    since 1987                                                Funds/Master Investment
                                                                                   Portfolio, 23 portfolios.

   J. Tucker Morse       Trustee                 Private Investor/Real Estate      None.
   57                    since 1987              Developer; Chairman of White
                                                 Point Capital, LLC.

                                       18

NON-INTERESTED TRUSTEES

                         POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE          LENGTH OF SERVICE ***   PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Thomas S. Goho        Trustee                 Wake Forest University,           None.
   59                    since 1987              Calloway School of Business
                                                 and Accountancy, Benson-
                                                 Pruitt Profesorship since 1999,
                                                 Associate Professor of Finance
                                                 1994-1999.

   Peter G. Gordon       Trustee                 Chairman, CEO, and Co-            None.
   59                    since 1998              Founder of Crystal Geyser
                         (Lead Trustee since     Water Company and President
                         2001)                   of Crystal Geyser Roxane
                                                 Water Company.

   Richard M. Leach      Trustee                 President of Richard M. Leach     None.
   68                    since 1987              Associates (a financial
                                                 consulting firm).

   Timothy J. Penny      Trustee                 Senior Counselor to the public    None.
   50                    since 1996              relations firm of Himle-Horner
                                                 and Senior Fellow at the
                                                 Humphrey Institute,
                                                 Minneapolis, Minnesota (a
                                                 public policy organization).

   Donald C. Willeke     Trustee                 Principal in the law firm of      None.
   62                    since 1996              Willeke & Daniels.

OFFICERS

                         POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE          LENGTH OF SERVICE       PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Michael J. Hogan      President               Executive Vice President of       None.
   43                    since 2000              Wells Fargo Bank, N.A.
                                                 President of Wells Fargo Funds
                                                 Management, LLC since
                                                 March 2001. Senior Vice
                                                 President of Wells Fargo Bank,
                                                 N.A. from April 1997 to July
                                                 1999. Vice President of
                                                 American Express Financial
                                                 Advisors until April 1997.

   Karla M. Rabush       Treasurer,              Senior Vice President of Wells    None.
   43                    since 2000              Fargo Bank, N.A. Senior Vice
                                                 President and Chief
                                                 Administrative Officer of Wells
                                                 Fargo Funds Management,
                                                 LLC since March 2001. Vice
                                                 President of Wells Fargo Bank,
                                                 N.A. from December 1997 to
                                                 May 2000. Prior thereto,
                                                 Director of Managed Assets
                                                 Investment Accounting of
                                                 American Express Financial
                                                 Advisors until November 1997.

   C. David Messman      Secretary               Vice President and Senior         None.
   42                    since 2000              Counsel of Wells Fargo Bank,
                                                 N.A. Vice President and
                                                 Secretary of Wells Fargo Funds
                                                 Management, LLC since March
                                                 2001.

----------
  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

VARIABLE TRUST                                             LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR        -- AMERICAN DEPOSITORY RECEIPTS
AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT        -- ALTERNATIVE MINIMUM TAX
ARM        -- ADJUSTABLE RATE MORTGAGES
BART       -- BAY AREA RAPID TRANSIT
CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC       -- CONTINGENT DEFERRED SALES CHARGE
CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
CGY        -- CAPITAL GUARANTY CORPORATION
CMT        -- CONSTANT MATURITY TREASURY
COFI       -- COST OF FUNDS INDEX
Connie Lee -- CONNIE LEE INSURANCE COMPANY
COP        -- CERTIFICATE OF PARTICIPATION
CP         -- COMMERCIAL PAPER
CTF        -- COMMON TRUST FUND
DW&P       -- DEPARTMENT OF WATER & POWER
DWR        -- DEPARTMENT OF WATER RESOURCES
EDFA       -- EDUCATION FINANCE AUTHORITY
FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA        -- FEDERAL HOUSING AUTHORITY
FHLB       -- FEDERAL HOME LOAN BANK
FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN        -- FLOATING RATE NOTES
FSA        -- FINANCIAL SECURITY ASSURANCE, INC
GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO         -- GENERAL OBLIGATION
HFA        -- HOUSING FINANCE AUTHORITY
HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR      -- LONDON INTERBANK OFFERED RATE
LLC        -- LIMITED LIABILITY CORPORATION
LOC        -- LETTER OF CREDIT
LP         -- LIMITED PARTNERSHIP
MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR       -- MULTI--FAMILY HOUSING REVENUE
MUD        -- MUNICIPAL UTILITY DISTRICT
MTN        -- MEDIUM TERM NOTE
PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
PCR        -- POLLUTION CONTROL REVENUE
PFA        -- PUBLIC FINANCE AUTHORITY
PLC        -- PRIVATE PLACEMENT
PSFG       -- PUBLIC SCHOOL FUND GUARANTY
RAW        -- REVENUE ANTICIPATION WARRANTS
RDA        -- REDEVELOPMENT AUTHORITY
RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
R&D        -- RESEARCH & DEVELOPMENT
SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
TBA        -- TO BE ANNOUNCED
TRAN       -- TAX REVENUE ANTICIPATION NOTES
USD        -- UNIFIED SCHOOL DISTRICT
V/R        -- VARIABLE RATE
WEBS       -- WORLD EQUITY BENCHMARK SHARES

DATED MATERIAL
PLEASE EXPEDITE

MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

                                                                  SAR 026 (6/02)